UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2012 – January 31, 2013

Item 1: Reports to Shareholders

Annual Report | January 31, 2013
Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund Vanguard Short-Term Federal Fund Vanguard Intermediate-Term Treasury Fund Vanguard GNMA Fund Vanguard Long-Term Treasury Fund

> For the 2013 fiscal year, returns for the Vanguard U.S. Government Bond Funds ranged from 0% for Investor Shares of the Long-Term Treasury Fund to 1.45% for Admiral Shares of the GNMA Fund.

> The yield of the benchmark 10-year Treasury note moved up from its summer low point, driving down bond prices and returns.

> The Treasury and Federal Funds benefited from their limited allocations to mortgage-backed securities.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	11
Short-Term Treasury Fund.	15
Short-Term Federal Fund.	30
Intermediate-Term Treasury Fund.	46
GNMA Fund.	61
Long-Term Treasury Fund.	76
About Your Fund’s Expenses.	93
Glossary.	96

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.13%	0.41%	-0.02%	0.39%
Admiral™ Shares	0.23	0.51	-0.02	0.49
Barclays U.S. 1–5 Year Treasury Bond Index				0.45
Short-Term U.S. Treasury Funds Average				-0.11
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	0.27%	0.56%	0.20%	0.76%
Admiral Shares	0.37	0.66	0.20	0.86
Barclays U.S. 1–5 Year Government Bond Index				0.51
Short-Intermediate U.S. Government Funds
Average				0.89
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	0.75%	1.34%	-0.24%	1.10%
Admiral Shares	0.85	1.44	-0.24	1.20
Barclays U.S. 5–10 Year Treasury Bond Index				1.46
General U.S. Treasury Funds Average				0.24
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard GNMA Fund
Investor Shares	2.05%	2.61%	-1.26%	1.35%
Admiral Shares	2.15	2.71	-1.26	1.45
Barclays U.S. GNMA Bond Index				1.54
GNMA Funds Average				1.59
GNMA Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.65%	2.73%	-2.73%	0.00%
Admiral Shares	2.75	2.83	-2.73	0.10
Barclays U.S. Long Treasury Bond Index				-0.02
General U.S. Treasury Funds Average				0.24
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2012, Through January 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.81	$10.73	$0.044	$0.078
Admiral Shares	10.81	10.73	0.055	0.078
Vanguard Short-Term Federal Fund
Investor Shares	$10.89	$10.78	$0.061	$0.132
Admiral Shares	10.89	10.78	0.071	0.132
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.78	$11.60	$0.156	$0.152
Admiral Shares	11.78	11.60	0.168	0.152
Vanguard GNMA Fund
Investor Shares	$11.09	$10.83	$0.288	$0.121
Admiral Shares	11.09	10.83	0.299	0.121
Vanguard Long-Term Treasury Fund
Investor Shares	$13.32	$12.61	$0.369	$0.349
Admiral Shares	13.32	12.61	0.382	0.349

3

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended January 31, 2013, the Federal Reserve continued its efforts to stimulate the economy by pushing down interest rates. Its most recent attempt included yet another untraditional program of purchasing Treasury bonds and mortgage-backed securities.

Still, Treasury bond yields began moving up from the historically low levels they had hit over the summer. Demand for perceived safe-harbor investments such as Treasury securities slackened as investors grew more optimistic that Europe’s financial troubles were stabilizing. Declining demand lowered bond prices and raised yields, an effect that was most pronounced in longer-maturity bonds.

You can see this in the returns of Vanguard Long-Term Treasury Fund: As yields declined in the first half of the fiscal year, the fund returned a robust 8%, but those gains were erased as yields subsequently rose. For fiscal 2013 as a whole, the fund returned 0% for Investor Shares and 0.10% for Admiral Shares. The effect was not as dramatic for the other U.S. Government Bond Funds because of their shorter maturities.

In the Treasury and Federal Funds, the impact of rising rates was mitigated somewhat by modest allocations to mortgage-backed securities, which performed relatively well during the period.

4

Bonds’ advance slowed; challenges may lie ahead
The broad U.S. taxable bond market returned a little more than 2.5% for the fiscal year. That modest result contrasts with the strong returns to which bond investors may have grown accustomed.

Bonds have been in a long-running bull market as prices climbed and yields tumbled for many years. (Prices and yields move in opposite directions.) Indeed, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. That trend later reversed, and the 10-year yield broke 2% in late January.

Bonds can provide critical diversification benefits to a portfolio, but their return prospects now look much less promising than in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As for money market funds and savings accounts, their returns barely budged as the Federal Reserve held short-term interest rates between 0% and 0.25%, a policy in place since late 2008.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

CPI
Consumer Price Index	1.59%	2.05%	1.76%

5

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges there and elsewhere.

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax rate agreement on the cusp of the new year. Although a credible long-term deficit-reduction strategy has yet to be crafted, investors propelled U.S. stocks to a 12-month gain of nearly 17%.

Interest income cushioned the drop in capital returns
It remains to be seen whether the uptick in yields that began in the summer will continue. But during the fiscal year, the funds’ income returns either matched

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.44%
Short-Term Federal Fund	0.20	0.10	0.97
Intermediate-Term Treasury Fund	0.20	0.10	0.31
GNMA Fund	0.21	0.11	0.97
Long-Term Treasury Fund	0.20	0.10	0.31

The fund expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

or surpassed the bond price declines associated with rising market yields. As a result, except for Investor Shares of the Long-Term Treasury Fund, all of the share classes of all of the funds produced positive results.

You may notice in the table on page 8 that SEC yields actually declined for most of the funds during the fiscal year. For the Treasury and Federal Funds, this resulted from some 2012 sales of higher-yielding mortgage-backed securities (MBS), as I’ll explain below.

I mentioned earlier that holdings of mortgage-backed securities played a role in boosting the returns of the Treasury and Federal Funds. The Treasury Funds took advantage of their ability to invest

Total Returns
Ten Years Ended January 31, 2013
Average
Annual Return
Short-Term Treasury Fund Investor Shares	3.04%
Barclays U.S. 1–5 Year Treasury Bond Index	3.33
Short-Term U.S. Treasury Funds Average	2.53
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Short-Term Federal Fund Investor Shares	3.38%
Barclays U.S. 1–5 Year Government Bond Index	3.38
Short-Intermediate U.S. Government Funds Average	3.03
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.

Intermediate-Term Treasury Fund Investor Shares	5.15%
Barclays U.S. 5–10 Year Treasury Bond Index	5.65
General U.S. Treasury Funds Average	5.38
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

GNMA Fund Investor Shares	4.98%
Barclays U.S. GNMA Bond Index	5.12
GNMA Funds Average	4.45
GNMA Funds Average: Derived from data provided by Lipper Inc.

Long-Term Treasury Fund Investor Shares	7.11%
Barclays U.S. Long Treasury Bond Index	7.30
General U.S. Treasury Funds Average	5.38
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

a modest portion of assets in mortgage-backed securities; the Federal Fund, which invests a portion of its assets in mortgage securities, overweighted its typical position. The GNMA Fund, of course, concentrates on mortgage-backed securities, focusing on those whose principal and interest payments are guaranteed by the Government National Mortgage Association and, ultimately, the full faith and credit of the federal government.

The appeal of mortgage securities has stemmed from the response by certain homeowners to the unusually low level of mortgage rates, a consequence of the general interest rate environment. These homeowners have been slow to refinance their mortgages because of lenders’ tightened loan standards in the wake of the financial crisis. This has allowed the funds to focus with greater confidence on mortgage securities that offer more attractive coupon interest rates, as there is less chance that mortgage prepayments will accelerate and negatively affect their returns.

In the spring of 2012, the Treasury Funds began selling their mortgage securities at a profit, a process that was completed as the year drew to a close. The Federal Fund also lightened its position. The sales removed some higher-yielding securities from the funds’ portfolios, which produced a decline in their SEC yields when compared with

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2012	2013
Short-Term Treasury	0.20%	0.13%
Short-Term Federal	0.42	0.27
Intermediate-Term Treasury	0.80	0.75
GNMA	2.85	2.05
Long-Term Treasury	2.28	2.65

8

the levels a year earlier. (You can read how SEC yields are calculated in the Glossary of this report.) For the GNMA Fund, by contrast, the lower SEC yield was more a reflection of the strong demand for mortgage securities during the year.

When it announced its latest bond-buying program in September, the Federal Reserve said it would purchase every month—surprisingly, no end date was specified—$45 billion of mortgage securities (in addition to $40 billion of Treasury securities). All of the funds’ MBS holdings benefited from investors’ anticipation of these purchases, although the extent of the Fed’s plans was larger than the market expected.

The advisors’ skill has produced healthy long-term returns
The Vanguard U.S. Government Bond Funds generally performed well over the ten years ended January 31, 2013.

Among the Treasury and Federal Funds, which are advised by Vanguard’s Fixed Income Group, returns for all but the Intermediate-Term Treasury Fund have been in line with index benchmarks when you take into account operating costs. They also have surpassed the average returns of their peer groups. The GNMA Fund, advised by Wellington Management Company, performed similarly.

In producing these results, the funds have been aided not only by the skill of the advisors but also by Vanguard’s low expenses. Lower costs allow more of a fund’s earnings to be passed along to shareholders.

Following four principles can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. When asked what he thought the stock market would do, financier J. P. Morgan had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns or impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater your share of an investment’s return.

9

• Discipline. Everything else depends on this; in the face of market turmoil, discipline and long-term perspective can help you stay on track toward reaching your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay level-headed during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2013

10

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund
For the 12 months ended January 31, 2013, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0% for Investor Shares of Vanguard Long-Term Treasury Fund to 1.20% for Admiral Shares of Vanguard Intermediate-Term Treasury Fund. The Short-Term Federal, Short-Term Treasury, and Long-Term Treasury Funds were in line with or ahead of their benchmarks; the Intermediate-Term Treasury Fund was a step behind. Performance results were mixed compared with the average returns of competitive funds.

The investment environment
The past fiscal year was an extraordinary time, and central banks on both sides of the Atlantic responded with extraordinary measures.

The Federal Reserve continued its program of buying Treasury securities, designed to push down long-term interest rates in an effort to spur economic growth. Yields of these securities got an extra push lower as investors worried about the consequences of fiscal distress in Europe. Yields slid through midyear, only reversing course when progress seemed to be taking place among European policymakers. Of special

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2012	2013
2 years	0.22%	0.26%
3 years	0.29	0.40
5 years	0.71	0.88
10 years	1.80	1.99
30 years	2.94	3.17
Source: Vanguard.

11

importance was a statement by the head of the European Central Bank to do “whatever it takes” to preserve the euro.

Yields continued to climb through the fall as a permanent Eurozone bailout fund was set up and the ECB pledged unlimited purchases of bonds, if needed, from the most financially vulnerable countries. Also in the fall, the Fed ramped up its stimulus program by adding mortgage-backed securities to its bond-buying program (and later promising to continue both programs into 2013). The rise in yields lost momentum toward year-end over uncertainties about the outcome of “fiscal cliff” negotiations.

In yet another novel wrinkle, involving its four-year-old policy of holding the shortest-term yields near zero, the Fed altered its communication approach. Instead of announcing specific time periods over which it would maintain its policy, the Fed now will link its plans to specific unemployment and inflation thresholds. The Fed has made clear that reaching a threshold doesn’t necessarily mean it will act if other economic conditions don’t warrant the move.

Management of the funds
After their decline and rebound, yields wound up only somewhat higher than where they started. Our funds reacted to the volatility of the yield curve (the spectrum of yields from shorter- to longer-maturity bonds) with a number of modest tactical moves in our duration and curve positioning. (The former policy focuses on interest rate expectations, the latter on the most attractive bond maturities to trade.)

In addition, the Treasury Funds entered the fiscal period with an allocation of assets to government mortgage-backed securities, which are backed by pools of residential mortgages. As their name implies, these funds emphasize Treasury notes and bonds, but from time to time we will allocate a limited portion of assets to mortgage securities. In the Short Term Federal Fund, which typically holds a portion of its assets in government mortgage-backed securities, we increased our investment allocation to that sector. We did so because the current market environment has kept the yields of these securities at attractive levels: Homeowners generally have been limited in their ability to refinance their mortgages to take advantage of the record low level of interest rates. As demand for mortgage-backed securities—including demand by investors anticipating Fed purchases—lifted prices, we found it more profitable to unwind our position, which we completed in the fall.

A good deal of economic uncertainty lies ahead. Risks from government, central bank, and regulatory policy changes will make the waters difficult to navigate. However, the investment environment should continue to offer occasional opportunities. Regardless

12

of what the future brings, prudent risk management and a focus on value will continue to drive our investment process.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 21, 2013

For the GNMA Fund
For the 12 months ended January 31, 2013, Investor Shares of the Vanguard GNMA Fund returned 1.35% and Admiral Shares returned 1.45%. The fund trailed its benchmark index and the average return of peer-group funds.

Investment environment
Risky assets performed well, aided by aggressive central bank actions, positive (albeit modest) economic growth in the United States, and reduced tail risks in Europe. The year was marked by important U.S. political events including the elections in November and the fiscal cliff negotiations, which kept markets on edge in December as disagreement threatened to push the economy back into recession. On January 1, the House of Representatives passed legislation averting tax increases for most U.S. taxpayers while delaying spending cuts.

The Federal Open Market Committee (FOMC) remained extremely accommodative throughout this period of fragile global economic recovery. The Federal Reserve announced plans to purchase additional mortgage-backed and Treasury securities (in a third round of quantitative easing, commonly referred to as QE3), significantly expanding the size of its balance sheet. Additionally, it adopted inflation and unemployment rate thresholds in place of its mid-2015 forward rate guidance, noting that it would keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near its 2% target.

U.S. economic reports generally showed modest improvement, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain (excluding short-term jumps caused by homebuyer tax credits) since late 2006, aided by increased home sales and reduced inventory. Meanwhile, the unemployment rate declined by 0.7 percentage point to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed over the year, while service sector growth improved and consumer confidence edged up amid a healing jobs market.

Mortgage-backed-securities performed well, supported by favorable supply/ demand dynamics and strong underlying fundamentals. Despite historically low

13

mortgage rates, refinancing difficulties for homeowners remained greater than in past years because of tighter mortgage underwriting standards, higher mortgage fees, and constrained lending capacity.

The Fed’s purchases in the sector of $40 billion per month combined with reinvestment of pay-downs (currently $25 billion to $35 billion per month) from existing securities on its balance sheet narrowed agency mortgage security yield spreads over Treasuries to historically low levels.

Fund successes
The fund continued to generate favorable returns versus alternative shorter-term investment vehicles. Security selection was the largest contributor to relative returns, as we continued to focus on those securities that are, in our view, least likely to refinance. The generally defensive duration stance we maintained aided fund performance when Treasury yields rose over the period.

Fund shortfalls
Our overweight allocation to seasoned GNMA mortgages originated prior to May 2009 underperformed, hurting the fund’s results. Insurance premiums on these mortgages were lower relative to underlying loans of more recently issued mortgage securities, which had the effect of accelerating prepayment speeds (the pace of homeowner refinancing).

Fund positioning
As we head further into 2013, we believe that more of the bond market’s returns will be driven by income as opposed to capital appreciation. In our view, GNMAs are priced close to fair value. However, we believe their yield advantage over Treasuries still offers compelling opportunities. We will continue to monitor macroeconomic conditions and Fed statements for guidance on the future of FOMC purchases of mortgage-backed securities.

GNMA prepayment risk remains relatively low in the face of tighter mortgage underwriting standards and higher costs to refinance, particularly for borrowers with lower credit scores and higher loan-to-value ratios. We continue to avoid securities backed by strong credit borrowers, as we remain concerned that they will refinance and pay back their mortgage loans earlier.

As a whole, we believe that mortgage-backed securities will continue to be attractive to investors seeking high-quality assets with excellent liquidity. However, like virtually all bond funds, this sector is exposed to interest rate risk. Since bond yields and bond prices move inversely, the potential for loss of principal exists if and when interest rates rise.

Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 13, 2013

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Short-Term Treasury Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.13%	0.23%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	61	131	8,079
Yield to Maturity
(before expenses)	0.4%	0.4%	1.9%
Average Coupon	1.7%	1.7%	3.5%
Average Duration	2.3 years	2.7 years	5.2 years
Average Effective
Maturity	2.3 years	2.7 years	7.1 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.95	0.67
Beta	0.72	0.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	74.9
3 - 5 Years	24.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

15

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013			Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Treasury Fund Investor
	Shares	0.39%	2.30%	3.04%	$13,486
••••••••	Barclays U.S. 1–5 Year Treasury Bond
	Index	0.45	2.89	3.33	13,879
– – – –	Short-Term U.S. Treasury Funds
	Average	-0.11	1.94	2.53	12,838
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445

Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	0.49%	2.41%	3.16%	$68,250
Barclays U.S. 1–5 Year Treasury Bond Index	0.45	2.89	3.33	69,397
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.56%	0.18%	2.74%	2.55%
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.69%	2.72%	2.39%	0.64%	3.03%
Admiral Shares	2/13/2001	0.79	2.83	2.51	0.64	3.15

17

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (99.2%)
	United States Treasury Note/Bond	1.250%	3/15/14	30,000	30,356
	United States Treasury Note/Bond	1.250%	4/15/14	54,000	54,684
	United States Treasury Note/Bond	1.875%	4/30/14	75,000	76,558
	United States Treasury Note/Bond	1.000%	5/15/14	285,000	287,896
	United States Treasury Note/Bond	4.750%	5/15/14	27,000	28,573
	United States Treasury Note/Bond	2.250%	5/31/14	30,000	30,811
	United States Treasury Note/Bond	0.625%	7/15/14	340,000	342,020
	United States Treasury Note/Bond	2.625%	7/31/14	320,000	331,450
	United States Treasury Note/Bond	0.500%	8/15/14	105,000	105,443
	United States Treasury Note/Bond	4.250%	8/15/14	485,000	514,934
	United States Treasury Note/Bond	2.375%	8/31/14	101,000	104,393
	United States Treasury Note/Bond	0.250%	9/15/14	225,000	225,070
	United States Treasury Note/Bond	0.250%	9/30/14	45,000	45,007
	United States Treasury Note/Bond	0.500%	10/15/14	340,000	341,540
	United States Treasury Note/Bond	0.250%	10/31/14	80,000	80,013
	United States Treasury Note/Bond	2.375%	10/31/14	83,000	86,073
	United States Treasury Note/Bond	0.375%	11/15/14	100,000	100,234
	United States Treasury Note/Bond	4.250%	11/15/14	62,000	66,408
	United States Treasury Note/Bond	2.125%	11/30/14	33,000	34,124
	United States Treasury Note/Bond	0.250%	1/15/15	225,000	224,930
	United States Treasury Note/Bond	0.250%	1/31/15	80,000	79,975
1	United States Treasury Note/Bond	2.250%	1/31/15	190,000	197,482
	United States Treasury Note/Bond	4.000%	2/15/15	35,000	37,641
	United States Treasury Note/Bond	2.375%	2/28/15	93,000	97,011
	United States Treasury Note/Bond	0.375%	4/15/15	275,000	275,473
	United States Treasury Note/Bond	2.500%	4/30/15	20,000	20,984
	United States Treasury Note/Bond	4.125%	5/15/15	100,000	108,656
	United States Treasury Note/Bond	2.125%	5/31/15	80,000	83,350
	United States Treasury Note/Bond	1.750%	7/31/15	60,000	62,100
	United States Treasury Note/Bond	4.250%	8/15/15	50,000	54,914
	United States Treasury Note/Bond	1.250%	8/31/15	181,000	185,158
	United States Treasury Note/Bond	1.250%	9/30/15	100,000	102,344
	United States Treasury Note/Bond	1.250%	10/31/15	257,000	263,104
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	12,330
	United States Treasury Note/Bond	2.125%	12/31/15	25,000	26,242
	United States Treasury Note/Bond	2.000%	1/31/16	222,000	232,407
	United States Treasury Note/Bond	4.500%	2/15/16	106,000	119,002

18

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.125%	2/29/16	135,000	142,004
United States Treasury Note/Bond	2.625%	2/29/16	115,000	122,691
United States Treasury Note/Bond	2.625%	4/30/16	75,000	80,203
United States Treasury Note/Bond	3.250%	6/30/16	25,000	27,328
United States Treasury Note/Bond	1.500%	7/31/16	20,000	20,675
United States Treasury Note/Bond	1.000%	9/30/16	12,000	12,188
United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,138
United States Treasury Note/Bond	0.875%	11/30/16	25,000	25,258
United States Treasury Note/Bond	0.875%	12/31/16	55,000	55,533
United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,997
United States Treasury Note/Bond	1.000%	3/31/17	35,000	35,454
United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,951
United States Treasury Note/Bond	0.875%	4/30/17	165,000	166,186
United States Treasury Note/Bond	0.625%	5/31/17	55,000	54,777
United States Treasury Note/Bond	2.750%	5/31/17	8,000	8,694
United States Treasury Note/Bond	2.500%	6/30/17	30,000	32,302
United States Treasury Note/Bond	2.375%	7/31/17	8,000	8,570
United States Treasury Note/Bond	1.875%	9/30/17	70,000	73,445
United States Treasury Note/Bond	0.625%	11/30/17	100,000	98,984
United States Treasury Note/Bond	0.750%	12/31/17	114,000	113,395
				6,276,463
Conventional Mortgage-Backed Securities (0.0%)
[2,3] Fannie Mae Pool	7.000%	11/1/15–3/1/16	303	321
[2,3] Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	432	471
[2,3] Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	82	86
				878
Total U.S. Government and Agency Obligations (Cost $6,249,409)				6,277,341
Temporary Cash Investments (2.5%)
Repurchase Agreements (2.5%)
TD Securities (USA) LLC
(Dated 1/31/13, Repurchase Value
$55,000,000, collateralized by
U.S. Treasury Note/Bond
1.250%, 2/15/14)	0.110%	2/1/13	55,000	55,000
RBC Capital Markets LLC
(Dated 1/31/13, Repurchase Value
$56,000,000, collateralized by
U.S. Treasury Note/Bond
1.500%, 7/31/16)	0.120%	2/1/13	56,000	56,000
Bank of Nova Scotia
(Dated 1/31/13, Repurchase Value
$48,322,000, collateralized by
U.S. Treasury Inflation Indexed
Note/Bond 1.875%, 7/15/13)	0.120%	2/1/13	48,322	48,322
				159,322
Total Temporary Cash Investments (Cost $159,322)				159,322
Total Investments (101.7%) (Cost $6,408,731)				6,436,663

19

Short-Term Treasury Fund

			Market
	Expiration		Value
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50	2/22/13	122	(63)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00	2/22/13	49	(40)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50	2/22/13	122	(89)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00	2/22/13	49	(26)
Total Liability for Options Written (Premiums received $228)			(218)
Other Assets and Liabilities (-1.7%)
Other Assets			169,367
Other Liabilities			(279,029)
			(109,662)
Net Assets (100%)			6,326,783

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,299,667
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(481)
Unrealized Appreciation (Depreciation)
Investment Securities	27,932
Futures Contracts	(345)
Options on Futures Contracts	10
Net Assets	6,326,783

Investor Shares—Net Assets
Applicable to 134,976,990 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,447,675
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 454,913,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,879,108
Net Asset Value Per Share—Admiral Shares	$10.73

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,152,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency, and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	39,348
Total Income	39,348
Expenses
The Vanguard Group—Note B
Investment Advisory Services	531
Management and Administrative—Investor Shares	2,522
Management and Administrative—Admiral Shares	2,968
Marketing and Distribution—Investor Shares	482
Marketing and Distribution—Admiral Shares	1,317
Custodian Fees	141
Auditing Fees	32
Shareholders’ Reports—Investor Shares	53
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	7
Total Expenses	8,067
Net Investment Income	31,281
Realized Net Gain (Loss)
Investment Securities Sold	42,747
Futures Contracts	(3,065)
Options on Futures Contracts	(230)
Realized Net Gain (Loss)	39,452
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(44,427)
Futures Contracts	522
Options on Futures Contracts	10
Change in Unrealized Appreciation (Depreciation)	(43,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,838

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,281	47,286
Realized Net Gain (Loss)	39,452	50,277
Change in Unrealized Appreciation (Depreciation)	(43,895)	48,913
Net Increase (Decrease) in Net Assets Resulting from Operations	26,838	146,476
Distributions
Net Investment Income
Investor Shares	(6,758)	(11,764)
Admiral Shares	(24,523)	(35,522)
Realized Capital Gain[1]
Investor Shares	(11,161)	(9,397)
Admiral Shares	(34,953)	(25,032)
Total Distributions	(77,395)	(81,715)
Capital Share Transactions
Investor Shares	(305,299)	(125,932)
Admiral Shares	137,798	41,701
Net Increase (Decrease) from Capital Share Transactions	(167,501)	(84,231)
Total Increase (Decrease)	(218,058)	(19,470)
Net Assets
Beginning of Period	6,544,841	6,564,311
End of Period	6,326,783	6,544,841

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $28,998,000 and $34,429,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.81	$10.70	$10.81	$10.89	$10.80
Investment Operations
Net Investment Income	.044	.071	.116	.175	.251
Net Realized and Unrealized Gain (Loss)
on Investments	(.002)	.167	.089	.092	.225
Total from Investment Operations	.042	.238	.205	.267	.476
Distributions
Dividends from Net Investment Income	(.044)	(.071)	(.116)	(.170)	(.283)
Distributions from Realized Capital Gains	(.078)	(.057)	(.199)	(.177)	(.103)
Total Distributions	(.122)	(.128)	(.315)	(.347)	(.386)
Net Asset Value, End of Period	$10.73	$10.81	$10.70	$10.81	$10.89

Total Return[1]	0.39%	2.24%	1.92%	2.50%	4.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,448	$1,765	$1,874	$2,343	$2,812
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.41%	0.66%	1.07%	1.62%	2.15%
Portfolio Turnover Rate	176%[2]	302%[2]	124%	130%	156%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.81	$10.70	$10.81	$10.89	$10.80
Investment Operations
Net Investment Income	.055	.082	.129	.187	.262
Net Realized and Unrealized Gain (Loss)
on Investments	(.002)	.167	.089	.092	.225
Total from Investment Operations	.053	.249	.218	.279	.487
Distributions
Dividends from Net Investment Income	(.055)	(.082)	(.129)	(.182)	(.294)
Distributions from Realized Capital Gains	(.078)	(.057)	(.199)	(.177)	(.103)
Total Distributions	(.133)	(.139)	(.328)	(.359)	(.397)
Net Asset Value, End of Period	$10.73	$10.81	$10.70	$10.81	$10.89

Total Return[1]	0.49%	2.34%	2.05%	2.60%	4.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,879	$4,779	$4,690	$4,031	$3,945
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.51%	0.76%	1.19%	1.72%	2.25%
Portfolio Turnover Rate	176%[2]	302%[2]	124%	130%	156%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 63% and 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

25

Short-Term Treasury Fund

During the year ended January 31, 2013, the fund’s average value of options written represented less than 1% of net assets, based on quarterly average market values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

26

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $862,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,277,341	—
Temporary Cash Investments	—	159,322	—
Futures Contracts—Assets[1]	288	—	—
Futures Contracts—Liabilities[1]	(286)	—	—
Liability for Options Written	(218)	—	—
Total	(216)	6,436,663	—
1 Represents variation margin on the last day of the reporting period.

27

Short-Term Treasury Fund

D. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2013	(594)	(130,931)	(16)
10-Year U.S. Treasury Note	March 2013	861	113,033	(347)
5-Year U.S. Treasury Note	March 2013	(50)	(6,187)	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,912,000 from accumulated net realized losses to paid-in capital.

At January 31, 2013, the cost of investment securities for tax purposes was $6,409,546,000. Net unrealized appreciation of investment securities for tax purposes was $27,117,000, consisting of unrealized gains of $30,206,000 on securities that had risen in value since their purchase and $3,089,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $10,984,319,000 of investment securities and sold $11,139,703,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	2,682	1,244
Options expired	(383)	(153)
Options closed	(1,957)	(863)
Options exercised	—	—
Options open at January 31, 2013	342	228

28

Short-Term Treasury Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	442,194	41,013	669,753	62,077
Issued in Lieu of Cash Distributions	16,294	1,515	19,412	1,801
Redeemed	(763,787)	(70,867)	(815,097)	(75,717)
Net Increase (Decrease) —Investor Shares	(305,299)	(28,339)	(125,932)	(11,839)
Admiral Shares
Issued	1,629,078	151,160	1,722,566	159,935
Issued in Lieu of Cash Distributions	54,615	5,078	55,497	5,149
Redeemed	(1,545,895)	(143,468)	(1,736,362)	(161,316)
Net Increase (Decrease) —Admiral Shares	137,798	12,770	41,701	3,768

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

29

Short-Term Federal Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.27%	0.37%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	92	692	8,079
Yield to Maturity
(before expenses)	0.5%	0.4%	1.9%
Average Coupon	1.2%	1.8%	3.5%
Average Duration	2.3 years	2.6 years	5.2 years
Average Effective
Maturity	2.5 years	2.8 years	7.1 years
Short-Term
Reserves	4.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	10.4%
Treasury/Agency	89.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.92	0.75
Beta	0.88	0.40

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	19.9%
1 - 3 Years	45.2
3 - 5 Years	30.0
5 - 7 Years	4.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

30

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013			Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	0.76%	3.02%	3.38%	$13,947
••••••••	Barclays U.S. 1–5 Year Government
	Bond Index	0.51	2.95	3.38	13,946
– – – –	Short-Intermediate U.S. Government
	Funds Average	0.89	2.97	3.03	13,473
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	0.86%	3.13%	3.48%	$70,397
Barclays U.S. 1–5 Year Government Bond Index	0.51	2.95	3.38	69,730
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

31

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.95%	-0.50%	2.45%	2.62%
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.44%	3.43%	2.75%	0.64%	3.39%
Admiral Shares	2/12/2001	1.54	3.54	2.85	0.64	3.49

32

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (95.7%)
U.S. Government Securities (11.3%)
	United States Treasury Note/Bond	0.250%	1/31/15	27,000	26,992
1	United States Treasury Note/Bond	0.375%	3/15/15	19,000	19,036
	United States Treasury Note/Bond	0.375%	4/15/15	32,543	32,599
	United States Treasury Note/Bond	4.125%	5/15/15	11,750	12,767
	United States Treasury Note/Bond	0.250%	8/15/15	33,920	33,835
	United States Treasury Note/Bond	0.375%	1/15/16	325,475	325,221
	United States Treasury Note/Bond	2.250%	3/31/16	17,618	18,614
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,932
	United States Treasury Note/Bond	0.875%	4/30/17	29,424	29,636
	United States Treasury Note/Bond	0.625%	5/31/17	3,305	3,292
	United States Treasury Note/Bond	0.875%	1/31/18	110,000	109,966
	United States Treasury Note/Bond	1.375%	9/30/18	24,500	24,948
					640,838
Agency Bonds and Notes (74.4%)
2	Federal Farm Credit Banks	1.375%	6/25/13	13,000	13,063
2	Federal Farm Credit Banks	1.300%	12/23/13	15,000	15,150
2	Federal Farm Credit Banks	1.125%	2/27/14	35,000	35,350
2	Federal Farm Credit Banks	2.625%	4/17/14	54,000	55,569
2	Federal Home Loan Banks	0.375%	11/27/13	44,250	44,324
2	Federal Home Loan Banks	0.290%	12/6/13	18,000	18,017
2	Federal Home Loan Banks	3.125%	12/13/13	31,710	32,519
2	Federal Home Loan Banks	0.875%	12/27/13	50,000	50,315
2	Federal Home Loan Banks	0.375%	1/29/14	29,750	29,807
2	Federal Home Loan Banks	2.375%	3/14/14	25,000	25,608
2	Federal Home Loan Banks	0.375%	6/12/14	51,000	51,090
2	Federal Home Loan Banks	2.500%	6/13/14	32,250	33,210
2	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,617
2	Federal Home Loan Banks	0.250%	1/16/15	59,000	58,936
2	Federal Home Loan Banks	0.250%	2/20/15	104,000	103,839
2	Federal Home Loan Banks	2.750%	3/13/15	70,000	73,501
2	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,701
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	25,514
3	Federal Home Loan Mortgage Corp.	0.375%	11/27/13	22,000	22,037
3	Federal Home Loan Mortgage Corp.	0.625%	12/23/13	54,000	54,215
3	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	17,000	17,214
3	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	45,000	46,257
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	75,500	76,351

33

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	79,500	80,415
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	29,250	29,490
3	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	151,250	152,198
[3,4]	Federal Home Loan Mortgage Corp.	0.420%	6/19/15	95,705	95,815
[3,4]	Federal Home Loan Mortgage Corp.	0.500%	9/25/15	35,075	35,108
[3,4]	Federal Home Loan Mortgage Corp.	1.000%	3/14/16	31,025	31,227
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	193,750	203,155
[3,4]	Federal Home Loan Mortgage Corp.	0.700%	9/27/16	25,000	25,020
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	61,000	61,488
3	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	51,500	52,383
3	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	97,000	97,538
[3,4]	Federal Home Loan Mortgage Corp.	1.000%	9/27/17	55,500	55,449
3	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	114,750	115,055
3	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	128,500	127,377
[3,4]	Federal Home Loan Mortgage Corp.	2.000%	2/28/19	16,000	16,016
3	Federal National Mortgage Assn.	0.750%	12/18/13	18,250	18,342
3	Federal National Mortgage Assn.	1.250%	2/27/14	10,000	10,113
[3,4]	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	35,410
3	Federal National Mortgage Assn.	0.375%	3/16/15	215,986	216,211
[3,4]	Federal National Mortgage Assn.	0.375%	3/25/15	39,000	38,980
3	Federal National Mortgage Assn.	0.500%	5/27/15	76,500	76,773
[3,4]	Federal National Mortgage Assn.	0.625%	9/4/15	190,700	190,790
3	Federal National Mortgage Assn.	0.500%	9/28/15	330,000	330,683
3	Federal National Mortgage Assn.	1.625%	10/26/15	75,000	77,411
[3,4]	Federal National Mortgage Assn.	0.625%	2/22/16	100,000	100,028
[3,4]	Federal National Mortgage Assn.	0.700%	2/22/16	100,000	100,032
3	Federal National Mortgage Assn.	5.000%	3/15/16	26,000	29,610
3	Federal National Mortgage Assn.	2.375%	4/11/16	85,250	90,221
[3,4]	Federal National Mortgage Assn.	0.750%	9/27/16	82,600	82,529
3	Federal National Mortgage Assn.	1.375%	11/15/16	186,500	191,258
3	Federal National Mortgage Assn.	1.250%	1/30/17	262,250	267,387
[3,4]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	34,950
[3,4]	Federal National Mortgage Assn.	1.000%	9/20/17	60,000	59,953
[3,4]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	27,011
3	Federal National Mortgage Assn.	0.875%	10/26/17	140,000	139,441
[3,4]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,977
					4,223,048
Conventional Mortgage-Backed Securities (10.0%)
[3,4,5] Fannie Mae Pool		2.000%	2/1/28–3/1/28	3,250	3,283
[3,4,5] Fannie Mae Pool		2.500%	7/1/22–3/1/28	56,995	58,998
[3,4,5] Fannie Mae Pool		3.000%	7/1/22–2/1/43	70,606	74,218
[3,4,5] Fannie Mae Pool		3.500%	8/1/25–3/1/28	59,932	63,324
[3,4,5] Fannie Mae Pool		4.000%	6/1/18–11/1/40	55,342	59,028
[3,4,5] Fannie Mae Pool		4.500%	1/1/17–2/1/28	34,507	37,085
[3,4,5] Fannie Mae Pool		5.000%	10/1/14–2/1/28	25,380	27,431
[3,4]	Fannie Mae Pool	5.500%	12/1/13–1/1/25	10,694	11,493
[3,4]	Fannie Mae Pool	6.000%	4/1/14–11/1/37	2,161	2,291
[3,4]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	3,067	3,285
[3,4]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	56	59
[3,4]	Fannie Mae Pool	8.000%	10/1/14–9/1/15	421	440
[3,4,5] Freddie Mac Gold Pool		2.000%	3/1/28	2,250	2,266
[3,4,5] Freddie Mac Gold Pool		2.500%	9/1/27–3/1/28	29,996	30,985
[3,4,5] Freddie Mac Gold Pool		3.000%	2/1/28	48,361	50,568
[3,4,5] Freddie Mac Gold Pool		3.500%	8/1/18–1/1/42	36,390	38,237
[3,4,5] Freddie Mac Gold Pool		4.000%	8/1/18–2/1/28	36,182	38,294

34

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[3,4,5] Freddie Mac Gold Pool	4.500%	8/1/20–2/1/28	26,678	28,408
[3,4] Freddie Mac Gold Pool	5.000%	4/1/14–6/1/25	15,702	16,846
[3,4] Freddie Mac Gold Pool	5.500%	5/1/13–12/1/24	11,201	11,962
[3,4] Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	10,273	10,999
				569,500
Total U.S. Government and Agency Obligations (Cost $5,420,751)				5,433,386
Temporary Cash Investments (12.1%)
Repurchase Agreements (1.4%)
TD Securities (USA) LLC
(Dated 1/31/13, Repurchase Value
$25,000,000, collateralized by
U.S. Treasury Note/Bond
0.250% 8/15/15)	0.110%	2/1/13	25,000	25,000
RBC Capital Markets LLC
(Dated 1/31/13, Repurchase Value
$25,000,000, collateralized by
U.S. Treasury Note/Bond
1.500% 7/31/16)	0.120%	2/1/13	25,000	25,000
Bank of Nova Scotia
(Dated 1/31/13, Repurchase Value
$28,093,000, collateralized by
Treasury Inflation Indexed Note/Bond
1.875% 7/15/13)	0.120%	2/1/13	28,093	28,093
				78,093
U.S. Government and Agency Obligations (10.7%)
United States Treasury Bill	0.090%	3/14/13	335,792	335,779
United States Treasury Bill	0.078%	4/18/13	100,000	99,987
United States Treasury Bill	0.071%	4/25/13	170,000	169,976
				605,742
Total Temporary Cash Investments (Cost $683,806)				683,835
Total Investments (107.8%) (Cost $6,104,557)				6,117,221

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call options on 10 year U.S. Treasury Note
Futures Contracts, Strike Price $131.50		2/22/13	110	(57)
Call options on 10 year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/22/13	44	(36)
Put options on 10 year U.S. Treasury Note
Futures Contracts, Strike Price $131.50		2/22/13	110	(81)
Put options on 10 year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/22/13	44	(23)
Total Liability for Options Written (Premiums Received $206)				(197)
Other Assets and Liabilities (-7.8%)
Other Assets				265,291
Other Liabilities				(706,214)
				(441,120)
Net Assets (100%)				5,676,101

35

Short-Term Federal Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	6,117,221
Receivables for Investment Securities Sold	245,873
Other Assets	19,418
Total Assets	6,382,512
Liabilities
Payables for Investment Securities Purchased	685,001
Other Liabilities	21,410
Total Liabilities	706,411
Net Assets	5,676,101

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,661,154
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,217
Unrealized Appreciation (Depreciation)
Investment Securities	12,664
Futures Contracts	57
Options on Futures Contracts	9
Net Assets	5,676,101

Investor Shares—Net Assets
Applicable to 174,813,174 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,884,121
Net Asset Value Per Share—Investor Shares	$10.78

Admiral Shares—Net Assets
Applicable to 351,828,699 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,791,980
Net Asset Value Per Share—Admiral Shares	$10.78

See Note A in Notes to Financial Statements.
1 Securities with a value of $1,553,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2013.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	43,836
Total Income	43,836
Expenses
The Vanguard Group—Note B
Investment Advisory Services	475
Management and Administrative—Investor Shares	3,311
Management and Administrative—Admiral Shares	2,197
Marketing and Distribution—Investor Shares	629
Marketing and Distribution—Admiral Shares	1,021
Custodian Fees	183
Auditing Fees	34
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	7
Total Expenses	7,921
Net Investment Income	35,915
Realized Net Gain (Loss)
Investment Securities Sold	61,683
Futures Contracts	(227)
Options on Futures Contracts	(528)
Realized Net Gain (Loss)	60,928
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(50,717)
Futures Contracts	(186)
Options on Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	(50,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,949

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,915	59,704
Realized Net Gain (Loss)	60,928	89,359
Change in Unrealized Appreciation (Depreciation)	(50,894)	26,450
Net Increase (Decrease) in Net Assets Resulting from Operations	45,949	175,513
Distributions
Net Investment Income
Investor Shares	(11,919)	(22,746)
Admiral Shares	(23,996)	(36,958)
Realized Capital Gain[1]
Investor Shares	(25,183)	(22,038)
Admiral Shares	(44,423)	(33,191)
Total Distributions	(105,521)	(114,933)
Capital Share Transactions
Investor Shares	(376,391)	(206,994)
Admiral Shares	349,598	25,050
Net Increase (Decrease) from Capital Share Transactions	(26,793)	(181,944)
Total Increase (Decrease)	(86,365)	(121,364)
Net Assets
Beginning of Period	5,762,466	5,883,830
End of Period	5,676,101	5,762,466

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $50,615,000 and $42,079,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.89	$10.77	$10.81	$10.81	$10.72
Investment Operations
Net Investment Income	.061	.106	.163	.253	.409
Net Realized and Unrealized Gain (Loss)
on Investments	.022	.225	.104	.174	.090
Total from Investment Operations	.083	.331	.267	.427	.499
Distributions
Dividends from Net Investment Income	(.061)	(.106)	(.163)	(.253)	(.409)
Distributions from Realized Capital Gains	(.132)	(.105)	(.144)	(.174)	—
Total Distributions	(.193)	(.211)	(.307)	(.427)	(.409)
Net Asset Value, End of Period	$10.78	$10.89	$10.77	$10.81	$10.81

Total Return[1]	0.76%	3.09%	2.50%	4.01%	4.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,884	$2,282	$2,465	$2,542	$2,142
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.56%	0.97%	1.49%	2.29%	3.83%
Portfolio Turnover Rate	436%[2]	411%[2]	211%[2]	370%	109%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.89	$10.77	$10.81	$10.81	$10.72
Investment Operations
Net Investment Income	.071	.117	.176	.264	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.022	.225	.104	.174	.090
Total from Investment Operations	.093	.342	.280	.438	.510
Distributions
Dividends from Net Investment Income	(.071)	(.117)	(.176)	(.264)	(.420)
Distributions from Realized Capital Gains	(.132)	(.105)	(.144)	(.174)	—
Total Distributions	(.203)	(.222)	(.320)	(.438)	(.420)
Net Asset Value, End of Period	$10.78	$10.89	$10.77	$10.81	$10.81

Total Return[1]	0.86%	3.20%	2.62%	4.12%	4.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,792	$3,481	$3,419	$2,751	$1,467
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.66%	1.07%	1.61%	2.39%	3.93%
Portfolio Turnover Rate	436%[2]	411%[2]	211%[2]	370%	109%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 9% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

41

Short-Term Federal Fund

During the year ended January 31, 2013, the fund’s average value of options written represented less than 1% of net assets, based on quarterly average market values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

42

Short-Term Federal Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $779,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,433,386	—
Temporary Cash Investments	—	683,835	—
Futures Contracts—Assets[1]	63	—	—
Futures Contracts—Liabilities[1]	(73)	—	—
Liability for Options Written	(197)	—	—
Total	(207)	6,117,221	—
1 Represents variation margin on the last day of the reporting period.

43

Short-Term Federal Fund

D. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2013	2,908	640,987	(21)
5-Year U.S. Treasury Note	March 2013	(3,686)	(456,085)	168
10-Year U.S. Treasury Note	March 2013	290	38,072	(86)
30-Year U.S. Treasury Bond	March 2013	43	6,169	(5)
Ultra Long U.S. Treasury Bond	March 2013	6	939	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,501,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2013, the fund had short-term and long-term capital gains of $1,155,000 and $1,768,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $427,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2013, the cost of investment securities for tax purposes was $6,105,197,000.

Net unrealized appreciation of investment securities for tax purposes was $12,024,000, consisting of unrealized gains of $17,525,000 on securities that had risen in value since their purchase and $5,501,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $20,377,478,000 of investment securities and sold $20,493,097,000 of investment securities, other than temporary cash investments.

44

Short-Term Federal Fund

The following table summarizes the fund’s options written during the year ended January 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	3,222	1,692
Options expired	(339)	(135)
Options closed	(2,575)	(1,351)
Options exercised	—	—
Options open at January 31, 2013	308	206

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	573,060	52,754	665,702	61,311
Issued in Lieu of Cash Distributions	34,055	3,148	40,934	3,773
Redeemed	(983,506)	(90,627)	(913,630)	(84,296)
Net Increase (Decrease) —Investor Shares	(376,391)	(34,725)	(206,994)	(19,212)
Admiral Shares
Issued	1,591,410	146,547	1,574,513	145,119
Issued in Lieu of Cash Distributions	60,955	5,633	61,544	5,673
Redeemed	(1,302,767)	(119,969)	(1,611,007)	(148,527)
Net Increase (Decrease) —Admiral Shares	349,598	32,211	25,050	2,265

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

45

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.75%	0.85%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	59	57	8,079
Yield to Maturity
(before expenses)	1.1%	1.4%	1.9%
Average Coupon	2.1%	2.6%	3.5%
Average Duration	5.3 years	6.7 years	5.2 years
Average Effective
Maturity	5.6 years	7.2 years	7.1 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.87
Beta	0.74	1.44

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.9%
1 - 3 Years	2.0
3 - 5 Years	46.4
5 - 7 Years	22.6
7 - 10 Years	28.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

46

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2013			Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	1.10%	5.36%	5.15%	$16,524
••••••••	Barclays U.S. 5–10 Year Treasury
	Bond Index	1.46	6.29	5.65	17,324
– – – –	General U.S. Treasury Funds Average	0.24	6.08	5.38	16,888
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral Shares	1.20%	5.48%	5.29%	$83,711
Barclays U.S. 5–10 Year Treasury Bond Index	1.46	6.29	5.65	86,618
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

47

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.22%	-0.51%	3.71%	3.70%
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	2.67%	6.16%	3.64%	1.54%	5.18%
Admiral Shares	2/12/2001	2.78	6.29	3.77	1.54	5.31

48

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (98.8%)
United States Treasury Note/Bond	1.375%	11/30/15	50,000	51,375
United States Treasury Note/Bond	2.125%	12/31/15	66,000	69,280
United States Treasury Note/Bond	9.250%	2/15/16	9,000	11,391
United States Treasury Note/Bond	2.250%	3/31/16	2,000	2,113
United States Treasury Note/Bond	2.000%	4/30/16	149,000	156,358
United States Treasury Note/Bond	1.500%	6/30/16	80,000	82,700
United States Treasury Note/Bond	3.250%	6/30/16	10,000	10,931
United States Treasury Note/Bond	3.250%	7/31/16	55,000	60,199
United States Treasury Note/Bond	4.875%	8/15/16	60,000	69,131
United States Treasury Note/Bond	3.000%	8/31/16	136,000	147,816
United States Treasury Note/Bond	3.125%	10/31/16	128,000	140,021
United States Treasury Note/Bond	0.875%	11/30/16	20,000	20,206
United States Treasury Note/Bond	0.875%	12/31/16	95,000	95,921
United States Treasury Note/Bond	3.250%	12/31/16	143,000	157,523
United States Treasury Note/Bond	0.875%	1/31/17	150,000	151,359
United States Treasury Note/Bond	3.125%	1/31/17	180,000	197,606
United States Treasury Note/Bond	0.875%	2/28/17	31,000	31,262
United States Treasury Note/Bond	3.000%	2/28/17	159,000	173,932
United States Treasury Note/Bond	3.250%	3/31/17	80,000	88,450
United States Treasury Note/Bond	0.625%	5/31/17	36,000	35,854
United States Treasury Note/Bond	2.750%	5/31/17	199,000	216,257
United States Treasury Note/Bond	2.500%	6/30/17	53,000	57,066
United States Treasury Note/Bond	0.500%	7/31/17	26,000	25,695
United States Treasury Note/Bond	2.375%	7/31/17	96,000	102,840
United States Treasury Note/Bond	1.875%	8/31/17	172,000	180,493
United States Treasury Note/Bond	0.625%	9/30/17	116,000	115,040
United States Treasury Note/Bond	1.875%	9/30/17	231,000	242,370
United States Treasury Note/Bond	0.750%	10/31/17	15,000	14,948
United States Treasury Note/Bond	1.875%	10/31/17	178,000	186,761
United States Treasury Note/Bond	0.750%	12/31/17	5,000	4,973
United States Treasury Note/Bond	0.875%	1/31/18	20,000	19,994
United States Treasury Note/Bond	2.625%	1/31/18	48,000	52,110
United States Treasury Note/Bond	2.375%	6/30/18	125,000	134,239
United States Treasury Note/Bond	2.250%	7/31/18	311,000	331,943
United States Treasury Note/Bond	1.500%	8/31/18	5,000	5,130
United States Treasury Note/Bond	1.375%	9/30/18	177,000	180,236
United States Treasury Note/Bond	1.375%	11/30/18	70,000	71,159

49

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.375%	12/31/18	18,000	18,281
	United States Treasury Note/Bond	1.250%	1/31/19	61,000	61,448
	United States Treasury Note/Bond	1.375%	2/28/19	15,000	15,204
	United States Treasury Note/Bond	1.500%	3/31/19	96,000	97,920
	United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,169
	United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,713
	United States Treasury Note/Bond	0.875%	7/31/19	60,000	58,575
	United States Treasury Note/Bond	1.000%	8/31/19	24,000	23,576
	United States Treasury Note/Bond	1.000%	9/30/19	94,000	92,222
	United States Treasury Note/Bond	1.250%	10/31/19	20,000	19,919
	United States Treasury Note/Bond	1.125%	12/31/19	114,000	112,219
	United States Treasury Note/Bond	1.375%	1/31/20	56,000	55,965
	United States Treasury Note/Bond	2.625%	8/15/20	177,000	191,326
1	United States Treasury Note/Bond	2.625%	11/15/20	749,000	808,216
	United States Treasury Note/Bond	2.125%	8/15/21	142,500	147,087
	United States Treasury Note/Bond	2.000%	11/15/21	108,500	110,483
	United States Treasury Note/Bond	2.000%	2/15/22	111,000	112,596
	United States Treasury Note/Bond	1.750%	5/15/22	70,000	69,213
	United States Treasury Note/Bond	1.625%	8/15/22	72,000	70,065
	United States Treasury Note/Bond	1.625%	11/15/22	121,000	117,162
					5,941,041
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	109	118
Total U.S. Government and Agency Obligations (Cost $5,749,823)					5,941,159
Temporary Cash Investments (1.3%)
Repurchase Agreements (1.3%)
	TD Securities (USA) LLC
	(Dated 1/31/13, Repurchase Value
	$25,000,000, collateralized by
	U.S. Treasury Note/Bond
	1.250%, 2/15/14)	0.110%	2/1/13	25,000	25,000
	RBC Capital Markets LLC
	(Dated 1/31/13, Repurchase Value
	$25,000,000, collateralized by
	U.S. Treasury Note/Bond
	1.500%, 7/31/16)	0.120%	2/1/13	25,000	25,000
	Bank of Nova Scotia
	(Dated 1/31/13, Repurchase Value
	$28,571,000, collateralized by
	U.S. Treasury Inflation Indexed Note
	1.875%, 7/15/13)	0.120%	2/1/13	28,571	28,571
					78,571
Total Temporary Cash Investments (Cost $78,571)					78,571
Total Investments (100.1%) (Cost $5,828,394)					6,019,730

50

Intermediate-Term Treasury Fund

			Market
	Expiration		Value
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50	2/22/13	117	(60)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00	2/22/13	47	(38)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50	2/22/13	117	(86)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00	2/22/13	47	(25)
Total Liability for Options Written (Premiums received $219)			(209)
Other Assets and Liabilities (-0.1%)
Other Assets			179,277
Other Liabilities			(185,147)
			(5,870)
Net Assets (100%)			6,013,651

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,818,615
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	4,074
Unrealized Appreciation (Depreciation)
Investment Securities	191,336
Futures Contracts	(384)
Options on Futures Contracts	10
Net Assets	6,013,651

Investor Shares—Net Assets
Applicable to 163,951,527 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,901,886
Net Asset Value Per Share—Investor Shares	$11.60

Admiral Shares—Net Assets
Applicable to 354,453,459 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,111,765
Net Asset Value Per Share—Admiral Shares	$11.60

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,408,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	97,530
Total Income	97,530
Expenses
The Vanguard Group—Note B
Investment Advisory Services	531
Management and Administrative—Investor Shares	3,504
Management and Administrative—Admiral Shares	2,686
Marketing and Distribution—Investor Shares	659
Marketing and Distribution—Admiral Shares	952
Custodian Fees	142
Auditing Fees	34
Shareholders’ Reports—Investor Shares	79
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	8
Total Expenses	8,620
Net Investment Income	88,910
Realized Net Gain (Loss)
Investment Securities Sold	66,284
Futures Contracts	8,544
Options on Futures Contracts	(232)
Realized Net Gain (Loss)	74,596
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(84,436)
Futures Contracts	(4,892)
Options on Futures Contracts	10
Change in Unrealized Appreciation (Depreciation)	(89,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,188

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,910	124,411
Realized Net Gain (Loss)	74,596	325,831
Change in Unrealized Appreciation (Depreciation)	(89,318)	166,592
Net Increase (Decrease) in Net Assets Resulting from Operations	74,188	616,834
Distributions
Net Investment Income
Investor Shares	(29,937)	(43,703)
Admiral Shares	(58,973)	(80,708)
Realized Capital Gain[1]
Investor Shares	(28,688)	(95,124)
Admiral Shares	(52,996)	(168,650)
Total Distributions	(170,594)	(388,185)
Capital Share Transactions
Investor Shares	(450,758)	42,539
Admiral Shares	61,210	(131,113)
Net Increase (Decrease) from Capital Share Transactions	(389,548)	(88,574)
Total Increase (Decrease)	(485,954)	140,075
Net Assets
Beginning of Period	6,499,605	6,359,530
End of Period	6,013,651	6,499,605

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $52,317,000 and $55,869,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.78	$11.34	$11.28	$11.78	$11.62
Investment Operations
Net Investment Income	.156	.226	.299	.356	.413
Net Realized and Unrealized Gain (Loss)
on Investments	(.028)	.931	.323	(.050)	.419
Total from Investment Operations	.128	1.157	.622	.306	.832
Distributions
Dividends from Net Investment Income	(.156)	(.226)	(.299)	(.354)	(.428)
Distributions from Realized Capital Gains	(.152)	(.491)	(.263)	(.452)	(.244)
Total Distributions	(.308)	(.717)	(.562)	(.806)	(.672)
Net Asset Value, End of Period	$11.60	$11.78	$11.34	$11.28	$11.78

Total Return[1]	1.10%	10.36%	5.59%	2.71%	7.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,902	$2,385	$2,259	$2,420	$2,999
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.92%	2.58%	3.08%	3.47%
Portfolio Turnover Rate	117%[2]	273%[2]	80%	109%	88%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.78	$11.34	$11.28	$11.78	$11.62
Investment Operations
Net Investment Income	.168	.237	.313	.371	.429
Net Realized and Unrealized Gain (Loss)
on Investments	(.028)	.931	.323	(.050)	.419
Total from Investment Operations	.140	1.168	.636	.321	.848
Distributions
Dividends from Net Investment Income	(.168)	(.237)	(.313)	(.369)	(.444)
Distributions from Realized Capital Gains	(.152)	(.491)	(.263)	(.452)	(.244)
Total Distributions	(.320)	(.728)	(.576)	(.821)	(.688)
Net Asset Value, End of Period	$11.60	$11.78	$11.34	$11.28	$11.78

Total Return[1]	1.20%	10.47%	5.72%	2.84%	7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,112	$4,115	$4,101	$3,556	$4,267
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.43%	2.02%	2.70%	3.21%	3.61%
Portfolio Turnover Rate	117%[2]	273%[2]	80%	109%	88%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 64% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

56

Intermediate-Term Treasury Fund

During the year ended January 31, 2013, the fund’s average value of options written represented less than 1% of net assets, based on quarterly average market values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

57

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $834,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,941,159	—
Temporary Cash Investments	—	78,571	—
Futures Contracts—Assets[1]	298	—	—
Futures Contracts—Liabilities[1]	(284)	—	—
Liability for Options Written	(209)	—	—
Total	(195)	6,019,730	—
1 Represents variation margin on the last day of the reporting period.

58

Intermediate-Term Treasury Fund

D. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	912	119,729	(369)
2-Year U.S. Treasury Note	March 2013	(542)	(119,469)	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,024,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2013, the fund had $3,908,000 of long-term capital gains available for distribution.

At January 31, 2013, the cost of investment securities for tax purposes was $5,828,603,000.

Net unrealized appreciation of investment securities for tax purposes was $191,127,000 consisting of unrealized gains of $201,877,000 on securities that had risen in value since their purchase and $10,750,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $7,315,976,000 of investment securities and sold $7,808,318,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	2,658	1,221
Options expired	(386)	(154)
Options closed	(1,944)	(848)
Options exercised	—	—
Options open at January 31, 2013	328	219

59

Intermediate-Term Treasury Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	521,578	44,439	800,729	67,870
Issued in Lieu of Cash Distributions	50,997	4,368	122,283	10,471
Redeemed	(1,023,333)	(87,273)	(880,473)	(75,069)
Net Increase (Decrease) —Investor Shares	(450,758)	(38,466)	42,539	3,272
Admiral Shares
Issued	993,351	84,642	960,985	81,423
Issued in Lieu of Cash Distributions	97,448	8,345	218,969	18,752
Redeemed	(1,029,589)	(87,732)	(1,311,067)	(112,577)
Net Increase (Decrease) —Admiral Shares	61,210	5,255	(131,113)	(12,402)

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

60

GNMA Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.05%	2.15%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	35	132	8,079
Yield to Maturity
(before expenses)	2.6%	2.6%	1.9%
Average Coupon	4.5%	4.3%	3.5%
Average Duration	4.3 years	4.1 years	5.2 years
Average Effective
Maturity	6.3 years	6.4 years	7.1 years
Short-Term
Reserves	0.2%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	1.0%
Government Mortgage-Backed	99.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.96	0.65
Beta	0.98	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	63.1%
5.0% to 6.0%	25.5
6.0% to 7.0%	10.7
7.0% to 8.0%	0.6
8.0% and Above	0.1

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

61

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013			Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	1.35%	5.47%	4.98%	$16,260
••••••••	Barclays U.S. GNMA Bond Index	1.54	5.54	5.12	16,469
– – – –	GNMA Funds Average	1.59	5.15	4.45	15,451
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
GNMA Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	1.45%	5.58%	5.08%	$82,081
Barclays U.S. GNMA Bond Index	1.54	5.54	5.12	82,344
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

62

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.76%	-1.87%	2.89%	3.10%
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	2.35%	5.88%	4.36%	0.70%	5.06%
Admiral Shares	2/12/2001	2.45	5.99	4.46	0.70	5.16

63

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
Conventional Mortgage-Backed Securities (98.7%)
[1,2]	Fannie Mae Pool	2.135%	11/1/22	19,743	19,867
[1,2]	Fannie Mae Pool	2.280%	10/1/22–1/1/23	78,541	78,965
[1,2]	Fannie Mae Pool	2.290%	10/1/22	10,453	10,661
[1,2]	Fannie Mae Pool	2.310%	10/1/22	7,149	7,289
[1,2]	Fannie Mae Pool	2.390%	1/1/23	32,995	33,385
[1,2]	Fannie Mae Pool	2.400%	10/1/22–1/1/23	12,096	12,368
[1,2]	Fannie Mae Pool	2.420%	11/1/22	110,712	111,098
[1,2]	Fannie Mae Pool	2.440%	1/1/23	6,600	6,682
[1,2]	Fannie Mae Pool	2.480%	10/1/22	54,200	55,447
[1,2]	Fannie Mae Pool	2.500%	10/1/22	2,092	2,162
[1,2]	Fannie Mae Pool	2.710%	12/1/27	7,889	7,854
[1,2]	Fannie Mae Pool	2.740%	4/1/22	9,237	9,750
[1,2]	Fannie Mae Pool	2.950%	1/1/28	8,625	8,685
[1,2,3] Fannie Mae Pool		3.000%	2/1/43	150,000	154,875
[1,2]	Fannie Mae Pool	3.500%	6/1/42–11/1/42	49,730	52,429
[1,2]	Fannie Mae Pool	3.690%	10/1/42	1,894	1,906
[1,2]	Fannie Mae Pool	5.000%	11/1/40–4/1/41	25,860	27,989
[1,2]	Fannie Mae Pool	6.000%	7/1/22	21	23
[1,2]	Freddie Mac Gold Pool	4.500%	3/1/42	54,706	58,338
[1,3]	Ginnie Mae I Pool	3.000%	11/15/41–2/1/43	837,122	874,212
[1,3]	Ginnie Mae I Pool	3.500%	5/15/39–2/1/43	5,413,470	5,820,151
1	Ginnie Mae I Pool	3.750%	7/15/42	7,552	8,172
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	14,596	15,795
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/43	6,390,926	6,952,962
1	Ginnie Mae I Pool	4.500%	5/15/19–2/1/43	4,188,133	4,588,276
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/42	3,577,203	3,907,967
1	Ginnie Mae I Pool	5.500%	9/15/13–2/1/42	3,231,738	3,550,282
1	Ginnie Mae I Pool	6.000%	10/15/16–6/15/41	1,655,468	1,873,982
1	Ginnie Mae I Pool	6.500%	3/15/13–7/15/40	1,577,899	1,792,230
1	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	146,670	169,258
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	78	79
1	Ginnie Mae I Pool	7.500%	10/15/31	53,625	62,086
1	Ginnie Mae I Pool	7.750%	2/15/27	30	32
1	Ginnie Mae I Pool	8.000%	8/15/31	23,214	27,003
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	4,984	5,217
1	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	2,859	3,015
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	19	19

64

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	9.500%	12/15/13–9/15/21	1,792	1,890
1	Ginnie Mae I Pool	10.000%	2/15/16–7/15/19	52	55
1	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	3	3
1	Ginnie Mae I Pool	11.500%	5/15/13–8/15/13	1	1
1	Ginnie Mae I Pool	13.500%	12/15/14	2	2
1	Ginnie Mae II Pool	3.000%	1/20/42–5/20/42	60,418	63,177
[1,3]	Ginnie Mae II Pool	3.500%	4/20/42–2/1/43	2,444,180	2,621,035
[1,3]	Ginnie Mae II Pool	4.000%	6/20/39–2/1/43	181,110	195,969
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/43	2,473,060	2,695,501
1	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	1,713,685	1,881,779
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	274,914	300,009
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	215,108	240,800
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	50,918	57,728
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	479	542
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	301	348
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	35	36
1	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	310	330
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	88	100
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	21	24
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	6	6
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	20	20
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	6	5
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	12	13
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	3	4
1	Ginnie Mae II Pool	13.000%	11/20/13–11/20/14	3	3
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	2	3
					38,369,894
Nonconventional Mortgage-Backed Securities (1.0%)
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	17,023	18,926
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	51,274	57,099
[1,4]	Ginnie Mae REMICS	0.405%	2/20/37	14,214	14,098
1	Ginnie Mae REMICS	4.500%	6/20/39	16,148	17,453
1	Ginnie Mae REMICS	5.000%	2/16/37–6/16/37	147,637	161,633
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	35,296	39,816
1	Ginnie Mae REMICS	6.000%	10/20/39	56,399	61,992
1	Ginnie Mae REMICS	6.500%	4/20/31	3,591	3,893
					374,910
Total U. S. Government and Agency Obligations (Cost $37,632,235)					38,744,804
Temporary Cash Investments (8.6%)
Repurchase Agreements (8.6%)
	Bank of America Securities, LLC
	(Dated 1/31/13, Repurchase Value
	$641,103,000, collateralized by Federal
	Home Loan Bank 4.500% 11/1/30,
	Federal Home Loan Mortgage Corp.
	3.500%–4.000% 3/1/42–6/1/42,
	Federal National Mortgage Assn.
	3.500%–5.500% 11/1/30–6/1/42)	0.160%	2/1/13	641,100	641,100
	Bank of Montreal
	(Dated 1/31/13, Repurchase Value
	$200,001,000, collateralized by
	U.S. Treasury Note 1.250% 4/15/14)	0.130%	2/1/13	200,000	200,000

65

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barclays Capital Inc.
(Dated 1/29/13, Repurchase Value
$300,005,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000% 5/1/42, Federal National
Mortgage Assn. 2.500% 11/1/27)	0.080%	2/5/13	300,000	300,000
Citigroup Global Markets Inc.
(Dated 1/31/13, Repurchase Value
$535,002,000, collateralized by
U.S. Treasury Note/Bond
0.250%–6.125% 11/15/13–2/15/38)	0.130%	2/1/13	535,000	535,000
HSBC Bank USA
(Dated 1/31/13, Repurchase Value
$495,102,000, collateralized by
Federal National Mortgage Assn.
2.500%–4.500% 10/1/22–2/1/43)	0.160%	2/1/13	495,100	495,100
Morgan Stanley & Co., Inc.
(Dated 1/31/13, Repurchase Value
$188,101,000, collateralized by
Federal Home Loan Mortgage Corp.
2.500%–4.500% 11/1/27–12/1/42,
Federal National Mortgage Assn.
2.500%–6.000% 5/1/26–11/1/42)	0.160%	2/1/13	188,100	188,100
RBC Capital Markets LLC
(Dated 1/31/13, Repurchase Value
$513,902,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.500% 6/1/36–7/1/42,
Federal National Mortgage Assn.
3.500% 8/1/42)	0.150%	2/1/13	513,900	513,900
TD Securities (USA) LLC
(Dated 1/31/13, Repurchase Value
$425,002,000, collateralized by
Federal Home Loan Mortgage Corp.
2.500%–6.000% 12/1/27–10/1/42,
Federal National Mortgage Assn.
2.500%–5.000%, 1/1/25–9/1/42)	0.150%	2/1/13	425,000	425,000
UBS Securities LLC
(Dated 1/31/13, Repurchase Value
$43,700,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000% 2/1/26–1/1/42, Federal
National Mortgage Assn.
4.000%–5.000% 7/1/40–2/1/42)	0.150%	2/1/13	43,700	43,700
				3,341,900
Total Temporary Cash Investments (Cost $3,341,900)				3,341,900
Total Investments (108.3%) (Cost $40,974,135)				42,086,704
Other Assets and Liabilities (-8.3%)
Other Assets[5]				4,544,537
Liabilities				(7,759,486)
				(3,214,949)
Net Assets (100%)				38,871,755

66

GNMA Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	42,086,704
Receivables for Investment Securities Sold	4,367,707
Other Assets	176,830
Total Assets	46,631,241
Liabilities
Payables for Investment Securities Purchased	7,586,237
Other Liabilities	173,249
Total Liabilities	7,759,486
Net Assets	38,871,755

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	37,778,633
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(17,788)
Unrealized Appreciation (Depreciation)
Investment Securities	1,112,569
Futures Contracts	(1,659)
Net Assets	38,871,755

Investor Shares—Net Assets
Applicable to 1,268,723,428 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,745,056
Net Asset Value Per Share—Investor Shares	$10.83

Admiral Shares—Net Assets
Applicable to 2,319,293,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,126,699
Net Asset Value Per Share—Admiral Shares	$10.83

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2013.
4 Adjustable-rate security.
5 Cash of $4,287,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	1,111,326
Total Income	1,111,326
Expenses
Investment Advisory Fees—Note B	3,583
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,884
Management and Administrative—Admiral Shares	18,960
Marketing and Distribution—Investor Shares	3,463
Marketing and Distribution—Admiral Shares	4,793
Custodian Fees	1,419
Auditing Fees	32
Shareholders’ Reports—Investor Shares	397
Shareholders’ Reports—Admiral Shares	124
Trustees’ Fees and Expenses	94
Total Expenses	57,749
Net Investment Income	1,053,577
Realized Net Gain (Loss)
Investment Securities Sold	390,663
Futures Contracts	33,152
Realized Net Gain (Loss)	423,815
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(903,068)
Futures Contracts	2,896
Change in Unrealized Appreciation (Depreciation)	(900,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	577,220

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,053,577	1,192,085
Realized Net Gain (Loss)	423,815	601,662
Change in Unrealized Appreciation (Depreciation)	(900,172)	983,809
Net Increase (Decrease) in Net Assets Resulting from Operations	577,220	2,777,556
Distributions
Net Investment Income
Investor Shares	(383,317)	(464,936)
Admiral Shares	(670,260)	(727,149)
Realized Capital Gain[1]
Investor Shares	(157,942)	(169,616)
Admiral Shares	(277,544)	(267,920)
Total Distributions	(1,489,063)	(1,629,621)
Capital Share Transactions
Investor Shares	(1,084,661)	312,464
Admiral Shares	1,910,789	1,501,028
Net Increase (Decrease) from Capital Share Transactions	826,128	1,813,492
Total Increase (Decrease)	(85,715)	2,961,427
Net Assets
Beginning of Period	38,957,470	35,996,043
End of Period	38,871,755	38,957,470

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $262,409,000 and $369,170,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

69

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$10.73	$10.76	$10.53	$10.47
Investment Operations
Net Investment Income	.288	.353	.359	.402	.511
Net Realized and Unrealized Gain (Loss)
on Investments	(.139)	.488	.245	.302	.060
Total from Investment Operations	.149	.841	.604	.704	.571
Distributions
Dividends from Net Investment Income	(.288)	(.353)	(.359)	(.402)	(.511)
Distributions from Realized Capital Gains	(.121)	(.128)	(.275)	(.072)	—
Total Distributions	(.409)	(.481)	(.634)	(.474)	(.511)
Net Asset Value, End of Period	$10.83	$11.09	$10.73	$10.76	$10.53

Total Return[1]	1.35%	7.96%	5.71%	6.81%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,745	$15,151	$14,384	$17,800	$15,007
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.59%	3.25%	3.26%	3.71%	4.92%
Portfolio Turnover Rate	130%[2]	189%[2]	386%[2]	272%[2]	63%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$10.73	$10.76	$10.53	$10.47
Investment Operations
Net Investment Income	.299	.364	.372	.413	.522
Net Realized and Unrealized Gain (Loss)
on Investments	(.139)	.488	.245	.302	.060
Total from Investment Operations	.160	.852	.617	.715	.582
Distributions
Dividends from Net Investment Income	(.299)	(.364)	(.372)	(.413)	(.522)
Distributions from Realized Capital Gains	(.121)	(.128)	(.275)	(.072)	—
Total Distributions	(.420)	(.492)	(.647)	(.485)	(.522)
Net Asset Value, End of Period	$10.83	$11.09	$10.73	$10.76	$10.53

Total Return[1]	1.45%	8.07%	5.84%	6.92%	5.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,127	$23,806	$21,612	$18,457	$14,734
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.69%	3.35%	3.38%	3.81%	5.02%
Portfolio Turnover Rate	130%[2]	189%[2]	386%[2]	272%[2]	63%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

71

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

72

GNMA Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

73

GNMA Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2013, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $5,380,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	38,744,804	—
Temporary Cash Investments	—	3,341,900	—
Futures Contracts—Assets[1]	365	—	—
Total	365	42,086,704	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	3,897	511,603	(1,659)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

74

GNMA Fund

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $45,668,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2013, the fund had short-term and long-term capital gains of $6,271,000 and $27,410,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $49,935,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2013, the cost of investment securities for tax purposes was $41,027,263,000.

Net unrealized appreciation of investment securities for tax purposes was $1,059,441,000, consisting of unrealized gains of $1,196,923,000 on securities that had risen in value since their purchase and $137,482,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2013, the fund purchased $51,788,849,000 of investment securities and sold $50,765,448,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,293,362	299,020	3,978,347	359,665
Issued in Lieu of Cash Distributions	481,213	43,736	572,486	51,978
Redeemed	(4,859,236)	(440,593)	(4,238,369)	(386,145)
Net Increase (Decrease)—Investor Shares	(1,084,661)	(97,837)	312,464	25,498
Admiral Shares
Issued	6,162,379	558,114	4,988,042	451,990
Issued in Lieu of Cash Distributions	747,975	68,001	783,731	71,147
Redeemed	(4,999,565)	(453,956)	(4,270,745)	(390,877)
Net Increase (Decrease)—Admiral Shares	1,910,789	172,159	1,501,028	132,260

I. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

75

Long-Term Treasury Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.65%	2.75%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	25	38	8,079
Yield to Maturity
(before expenses)	2.9%	2.9%	1.9%
Average Coupon	4.2%	4.3%	3.5%
Average Duration	15.3 years	16.5 years	5.2 years
Average Effective
Maturity	24.2 years	24.3 years	7.1 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.58
Beta	1.00	4.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
10 - 20 Years	25.8
20 - 30 Years	74.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

76

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2013			Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor
	Shares	0.00%	8.15%	7.11%	$19,880
••••••••	Barclays U.S. Long Treasury Bond
	Index	-0.02	8.36	7.30	20,234
– – – –	General U.S. Treasury Funds Average	0.24	6.08	5.38	16,888
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	0.10%	8.28%	7.25%	$100,716
Barclays U.S. Long Treasury Bond Index	-0.02	8.36	7.30	101,168
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

77

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.95%	-0.01%	4.94%	4.59%
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	3.47%	9.44%	4.50%	2.92%	7.42%
Admiral Shares	2/12/2001	3.57	9.57	4.64	2.92	7.56

78

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.9%)
U.S. Government Securities (98.9%)
1	United States Treasury Note/Bond	6.250%	8/15/23	131,000	183,912
	United States Treasury Note/Bond	6.875%	8/15/25	10,000	15,031
	United States Treasury Note/Bond	6.000%	2/15/26	112,000	157,920
	United States Treasury Note/Bond	6.375%	8/15/27	47,000	69,252
	United States Treasury Note/Bond	6.125%	11/15/27	3,500	5,056
	United States Treasury Note/Bond	5.250%	11/15/28	51,000	68,332
	United States Treasury Note/Bond	5.250%	2/15/29	145,700	195,557
	United States Treasury Note/Bond	5.375%	2/15/31	125,500	173,151
	United States Treasury Note/Bond	4.500%	2/15/36	35,900	45,458
	United States Treasury Note/Bond	3.500%	2/15/39	168,200	182,314
	United States Treasury Note/Bond	4.250%	5/15/39	166,500	203,911
	United States Treasury Note/Bond	4.375%	11/15/39	204,300	255,087
	United States Treasury Note/Bond	4.625%	2/15/40	89,350	115,890
	United States Treasury Note/Bond	4.375%	5/15/40	304,500	380,293
	United States Treasury Note/Bond	3.875%	8/15/40	257,750	296,897
	United States Treasury Note/Bond	4.250%	11/15/40	85,500	104,684
	United States Treasury Note/Bond	4.375%	5/15/41	3,000	3,746
	United States Treasury Note/Bond	3.750%	8/15/41	229,000	257,625
	United States Treasury Note/Bond	3.125%	11/15/41	201,750	201,782
	United States Treasury Note/Bond	3.125%	2/15/42	125,000	124,864
	United States Treasury Note/Bond	3.000%	5/15/42	96,500	93,862
	United States Treasury Note/Bond	2.750%	8/15/42	207,500	191,193
	United States Treasury Note/Bond	2.750%	11/15/42	52,000	47,832
					3,373,649
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	61	66
Total U.S. Government and Agency Obligations (Cost $3,040,669)					3,373,715
Temporary Cash Investments (0.2%)
Repurchase Agreements (0.2%)
	TD Securities (USA) LLC
	(Dated 1/31/13, Repurchase Value
	$3,000,000, collateralized by
	U.S. Treasury Bill, 0.000%, 11/14/13)	0.110%	2/1/13	3,000	3,000

79

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
RBC Capital Markets LLC
(Dated 1/31/13, Repurchase Value
$3,000,000, collateralized by
U.S. Treasury Note, 1.500%, 7/31/16)	0.120%	2/1/13	3,000	3,000
Bank of Nova Scotia
(Dated 1/31/13, Repurchase Value
$2,661,000, collateralized by
U.S. Treasury Inflation Adjusted Note,
1.875%, 7/15/13)	0.120%	2/1/13	2,661	2,661
Total Temporary Cash Investments (Cost $8,661)				8,661
Total Investments (99.1%) (Cost $3,049,330)				3,382,376

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50		2/22/13	68	(35)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00		2/22/13	27	(22)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.50		2/22/13	68	(50)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 131.00		2/22/13	27	(14)
Total Liability for Options Written (Premiums Received $127)				(121)
Other Assets and Liabilities (0.9%)
Other Assets				85,431
Other Liabilities				(55,358)
				30,073
Net Assets (100%)				3,412,328

80

Long-Term Treasury Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,073,241
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	6,197
Unrealized Appreciation (Depreciation)
Investment Securities	333,046
Futures Contracts	(162)
Options on Futures Contracts	6
Net Assets	3,412,328

Investor Shares—Net Assets
Applicable to 106,976,887 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,348,867
Net Asset Value Per Share—Investor Shares	$12.61

Admiral Shares—Net Assets
Applicable to 163,651,151 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,063,461
Net Asset Value Per Share—Admiral Shares	$12.61

See Note A in Notes to Financial Statements.
1 Securities with a value of $1,569,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

81

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	110,275
Total Income	110,275
Expenses
The Vanguard Group—Note B
Investment Advisory Services	310
Management and Administrative—Investor Shares	2,487
Management and Administrative—Admiral Shares	1,359
Marketing and Distribution—Investor Shares	395
Marketing and Distribution—Admiral Shares	517
Custodian Fees	89
Auditing Fees	31
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	22
Trustees’ Fees and Expenses	5
Total Expenses	5,267
Net Investment Income	105,008
Realized Net Gain (Loss)
Investment Securities Sold	55,148
Futures Contracts	26,611
Options on Futures Contracts	(133)
Realized Net Gain (Loss)	81,626
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(184,927)
Futures Contracts	(7,106)
Options on Futures Contracts	6
Change in Unrealized Appreciation (Depreciation)	(192,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,393)

See accompanying Notes, which are an integral part of the Financial Statements.

82

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,008	101,362
Realized Net Gain (Loss)	81,626	191,308
Change in Unrealized Appreciation (Depreciation)	(192,027)	583,330
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,393)	876,000
Distributions
Net Investment Income
Investor Shares	(43,251)	(43,000)
Admiral Shares	(61,757)	(58,362)
Realized Capital Gain[1]
Investor Shares	(39,999)	(58,818)
Admiral Shares	(55,840)	(80,661)
Total Distributions	(200,847)	(240,841)
Capital Share Transactions
Investor Shares	(189,622)	102,602
Admiral Shares	(12,203)	272,509
Net Increase (Decrease) from Capital Share Transactions	(201,825)	375,111
Total Increase (Decrease)	(408,065)	1,010,270
Net Assets
Beginning of Period	3,820,393	2,810,123
End of Period	3,412,328	3,820,393

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $41,971,000 and $61,228,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

83

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.32	$10.77	$11.15	$12.21	$11.76
Investment Operations
Net Investment Income	.369	.382	.462	.475	.499
Net Realized and Unrealized Gain (Loss)
on Investments	(.361)	3.058	(.046)	(.623)	.563
Total from Investment Operations	.008	3.440	.416	(.148)	1.062
Distributions
Dividends from Net Investment Income	(.369)	(.382)	(.462)	(.474)	(.502)
Distributions from Realized Capital Gains	(.349)	(.508)	(.334)	(.438)	(.110)
Total Distributions	(.718)	(.890)	(.796)	(.912)	(.612)
Net Asset Value, End of Period	$12.61	$13.32	$10.77	$11.15	$12.21

Total Return[1]	0.00%	32.53%	3.58%	-1.35%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,349	$1,621	$1,244	$1,446	$1,897
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.78%	3.14%	3.98%	4.12%	4.19%
Portfolio Turnover Rate	105%[2]	229%[2]	52%	77%	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

84

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.32	$10.77	$11.15	$12.21	$11.76
Investment Operations
Net Investment Income	.382	.395	.476	.490	.516
Net Realized and Unrealized Gain (Loss)
on Investments	(.361)	3.058	(.046)	(.623)	.563
Total from Investment Operations	.021	3.453	.430	(.133)	1.079
Distributions
Dividends from Net Investment Income	(.382)	(.395)	(.476)	(.489)	(.519)
Distributions from Realized Capital Gains	(.349)	(.508)	(.334)	(.438)	(.110)
Total Distributions	(.731)	(.903)	(.810)	(.927)	(.629)
Net Asset Value, End of Period	$12.61	$13.32	$10.77	$11.15	$12.21

Total Return[1]	0.10%	32.66%	3.71%	-1.23%	9.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,063	$2,199	$1,567	$1,245	$1,499
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.88%	3.24%	4.10%	4.25%	4.33%
Portfolio Turnover Rate	105%[2]	229%[2]	52%	77%	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 61% and 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

86

Long-Term Treasury Fund

During the year ended January 31, 2013, the fund’s average investments in written options on futures contracts represented less than 1% of net assets, based on quarterly average market values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

87

Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $493,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,373,715	—
Temporary Cash Investments	—	8,661	—
Futures Contracts—Assets[1]	208	—	—
Futures Contracts—Liabilities[1]	(207)	—	—
Liability for Options Written	(121)	—	—
Total	(120)	3,382,376	—
1 Represents variation margin on the last day of the reporting period.

88

Long-Term Treasury Fund

D. At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2013	(418)	(92,136)	(73)
10-Year U.S. Treasury Note	March 2013	562	73,780	(89)
5-Year U.S. Treasury Note	March 2013	5	619	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $12,061,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2013, the fund had long-term capital gains of $8,076,000 available for distribution.

The fund had realized losses totaling $1,812,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2013, the cost of investment securities for tax purposes was $3,051,366,000.

Net unrealized appreciation of investment securities for tax purposes was $331,010,000, consisting of unrealized gains of $371,381,000 on securities that had risen in value since their purchase and $40,371,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $3,883,010,000 of investment securities and sold $4,143,448,000 of investment securities, other than temporary cash investments.

89

Long-Term Treasury Fund

The following table summarizes the fund’s options written during the year ended January 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	1,552	712
Options expired	(220)	(88)
Options closed	(1,142)	(497)
Options exercised	—	—
Options open at January 31, 2013	190	127

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	397,040	29,677	510,017	40,223
Issued in Lieu of Cash Distributions	78,833	6,045	96,669	7,572
Redeemed	(665,495)	(50,476)	(504,084)	(41,527)
Net Increase (Decrease) —Investor Shares	(189,622)	(14,754)	102,602	6,268
Admiral Shares
Issued	688,926	51,642	827,487	65,533
Issued in Lieu of Cash Distributions	100,113	7,673	118,177	9,239
Redeemed	(801,242)	(60,845)	(673,155)	(55,047)
Net Increase (Decrease) —Admiral Shares	(12,203)	(1,530)	272,509	19,725

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

90

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2013

Special 2012 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,651,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.6% of income dividends are interest-related dividends.

91

Special 2012 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $22,189,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.2% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $31,635,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $194,762,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $67,560,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

92

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

93

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,001.24	$1.01
Admiral Shares	1,000.00	1,001.75	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,000.69	$1.01
Admiral Shares	1,000.00	1,001.20	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$991.89	$1.00
Admiral Shares	1,000.00	992.39	0.50
GNMA Fund
Investor Shares	$1,000.00	$995.66	$1.06
Admiral Shares	1,000.00	996.16	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$926.67	$0.97
Admiral Shares	1,000.00	927.13	0.49

94

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2012	1/31/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

95

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

96

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

97

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032013

Annual Report | January 31, 2013
Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund Vanguard Intermediate-Term Investment-Grade Fund Vanguard Long-Term Investment-Grade Fund Vanguard High-Yield Corporate Fund

> The U.S. fixed income market had a good year, with longer-term and lower-credit bonds performing best.

> For the 12 months ended January 31, 2013, returns for the Vanguard Corporate Bond Funds ranged from 3.48% for Investor Shares of the Short-Term Investment-Grade Fund to 12.02% for Admiral Shares of the High-Yield Corporate Fund.

> For the ten years through January 31, each of the three investment-grade funds outpaced its respective peer group, while the High-Yield Corporate Fund lagged its peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	10
Short-Term Investment-Grade Fund.	17
Intermediate-Term Investment-Grade Fund.	42
Long-Term Investment-Grade Fund.	67
High-Yield Corporate Fund.	84
About Your Fund’s Expenses.	101
Glossary.	104

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.10%	2.21%	1.27%	3.48%
Admiral™ Shares	1.20	2.32	1.27	3.59
Institutional Shares	1.23	2.35	1.27	3.62
Barclays U.S. 1–5 Year Credit Bond Index				3.98
1–5 Year Investment-Grade Debt Funds Average				2.97
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.09%	3.64%	2.56%	6.20%
Admiral Shares	2.19	3.74	2.56	6.30
Barclays U.S. 5–10 Year Credit Bond Index				7.63
Intermediate Investment-Grade Debt Funds
Average				4.88
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.12%	4.86%	2.53%	7.39%
Admiral Shares	4.22	4.96	2.53	7.49
Barclays U.S. Long Credit A or Better Bond Index				6.35
Corporate A-Rated Debt Funds Average				4.95
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard High-Yield Corporate Fund
Investor Shares	4.24%	6.76%	5.15%	11.91%
Admiral Shares	4.34	6.87	5.15	12.02
Barclays U.S. Corporate High Yield Bond Index				13.91
High Yield Funds Average				12.51
High Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Despite periods of heightened anxiety about the health of Spanish banks, “fiscal cliff” negotiations, and other troubling news, bond investors favored yield over safety in the 12 months ended January 31, 2013. This preference has become worryingly pronounced as the yields available from the safest securities hover near record lows.

High-yield bonds produced the highest returns, as investors bid up the prices of the riskiest assets. Vanguard High-Yield Corporate Fund returned 11.91% for the 12-month period. (Unless otherwise noted, returns mentioned in this letter are for Investor Shares.) The fund’s strong performance nevertheless fell short of its comparative standards in part because of its limited exposure to bonds at the lowest end of the credit-quality spectrum.

The Short-Term Investment-Grade Fund returned 3.48%, the Intermediate-Term Investment-Grade Fund 6.20%, and the Long-Term Investment-Grade Fund 7.39%. All three investment-grade funds outpaced their peers on the strength of good security selection. While the short-term and intermediate-term funds underperformed their benchmark indexes, the long-term fund outperformed its benchmark index.

Bond prices rose, accounting for more than one-third of the total return for each of the four funds. Given that bond prices and yields move in opposite directions, the funds’ 30-day SEC yields were lower at the end of January 2013 than they were a year earlier.

Led by European shares, stocks saw double-digit returns
Global stock markets rose sharply in the 12 months ended January 31, with European equities delivering the most robust results. Investors seemed buoyed by progress in addressing fiscal challenges in Europe and elsewhere.

European stocks gained about 20% even as many countries in the region continued to struggle with economic woes. This disparity isn’t as unusual as it may appear. Vanguard research has found that the relationship between a country’s economic growth and its stock market returns has typically been weak over time.

In the United States, attention to federal budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to investor anxiety before policymakers reached a limited tax rate agreement on the cusp of the new year. Although a credible long-term deficit-

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.59%	5.41%	5.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.80	6.53	5.73
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.09	0.38

Stocks
Russell 1000 Index (Large-caps)	17.03%	14.48%	4.28%
Russell 2000 Index (Small-caps)	15.47	15.98	6.31
Russell 3000 Index (Broad U.S. market)	16.90	14.60	4.44
MSCI All Country World Index ex USA (International)	13.86	7.03	-0.10

CPI
Consumer Price Index	1.59%	2.05%	1.76%

reduction strategy had yet to be crafted, investors propelled U.S. stocks to a gain of nearly 17% for the fiscal year.

Investors turn to riskier assets in search for more yield
There was very little income to be had from short-term securities and government bonds during the period. The Federal Reserve continued to drive down government bond rates as it intensified its efforts to spur growth and reduce stubbornly high unemployment. These moves helped push down yields of 5-, 10-, and 30-year U.S. Treasuries to record lows in July, though they inched up again after that. At the end of the 12-month period, the yield stood at 0.88% for 5-year, 1.99% for 10-year, and 3.17% for 30-year Treasuries.

As for short-term interest rates, there was virtually no room for them to move lower; the federal funds target rate for overnight borrowing has been held at 0% to 0.25% since December 2008.

The scarcity of income from short-term and high-quality bonds, along with tame inflation and the healthy finances of many companies, encouraged investors to venture into riskier corporate bonds offering more yield. Over the fiscal year, corporate profits reached record highs, balance sheets improved, and default rates remained relatively low.

The Short-Term and Intermediate-Term Investment-Grade Funds outperformed the average returns of their peer groups

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.11%	0.07%	0.82%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.86
Long-Term Investment-Grade Fund	0.22	0.12	—	0.97
High-Yield Corporate Fund	0.23	0.13	—	1.16

The fund expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

in large part because of their longer durations and their security selection emphasizing credit quality. Compared with their benchmark indexes, however, the funds were tilted toward securities of higher credit quality and shorter maturities. Although that can be an advantage in more risk-averse markets, it contributed to both funds’ underperforming their indexes for the period. The Long-Term Investment-Grade Fund outpaced both its benchmark and its peers.

Selection among financial securities was a strength for all three funds. Banks, brokerage houses, and insurance companies have rallied as policymakers in Europe and the United States have

Total Returns
Ten Years Ended January 31, 2013
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	3.91%
Barclays U.S. 1–5 Year Credit Bond Index	4.54
1–5 Year Investment-Grade Debt Funds Average	2.87
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Intermediate-Term Investment-Grade Fund Investor Shares	6.02%
Barclays U.S. 5–10 Year Credit Bond Index	6.70
Intermediate Investment-Grade Debt Funds Average	4.57
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Long-Term Investment-Grade Fund Investor Shares	7.49%
Barclays U.S. Long Credit A or Better Bond Index	7.14
Corporate A-Rated Debt Funds Average	4.74
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

High-Yield Corporate Fund Investor Shares	7.99%
Barclays U.S. Corporate High Yield Bond Index	10.40
High Yield Funds Average	8.28
High Yield Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

helped rehabilitate the sector. Overall, returns of investment-grade financial bonds were about double those of industrial and utility bonds.

Among the four Vanguard Corporate Bond Funds, the High-Yield Corporate Fund posted the highest returns as investors favored riskier assets. The fund focuses on better-quality high-yield bonds, aiming to capture consistent income while avoiding defaults. Less than 4% of its holdings at the end of the fiscal year were rated lower than B, compared with about 17% for the benchmark; given that lower-quality bonds outperformed during this period, it’s not surprising that the fund lagged its benchmark and its peers. The fund’s shorter duration relative to its benchmark detracted as well.

Investment-grade funds outpaced peers over the decade
All four of the Vanguard Corporate Bond Funds have far lower expense ratios than their peers do on average; in fact, their expense ratios are about one-fourth the average expense ratio of their peers. Low costs allow shareholders to keep more of their returns. Astute management by their advisors helped the three investment-grade funds outperform the average annual returns of their peer groups for the decade ended January 31, 2013, by

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2012	2013
Short-Term Investment-Grade
Investor Shares	1.81%	1.10%
Admiral Shares	1.89	1.20
Institutional Shares	1.93	1.23
Intermediate-Term Investment-Grade
Investor Shares	3.04%	2.09%
Admiral Shares	3.13	2.19
Long-Term Investment-Grade
Investor Shares	4.56%	4.12%
Admiral Shares	4.65	4.22
High-Yield Corporate
Investor Shares	5.83%	4.24%
Admiral Shares	5.92	4.34

about 1 to 3 percentage points. This is a significant advantage over a relatively long compounding period. Compared with their index benchmarks, which incur no costs, the returns of the short-term and intermediate-term funds came up a little short, while the long-term fund outperformed.

The High-Yield Corporate Fund’s tilt toward better-quality bonds weighed on its relative ten-year performance. The fund fell just shy of the average annual return of its peer group and trailed that of its benchmark.

Bonds have been in a long-running bull market, as prices have climbed and yields tumbled over many years. Although bonds can provide critical diversification benefits to a portfolio, their return prospects look much less promising than they have in recent years. As yields have dropped, the opportunity for price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Following four principles
can help investors succeed
Our clients often ask what they should do to cope with uncertainties in the market. How should they react? Should they do something different with their money?

The first point to keep in mind is that investing has always involved uncertainties. The financier J.P. Morgan, when asked what he thought the stock market would do, had a standard response: “It will fluctuate.”

In our view, the most sensible approach is to focus on what’s within your control. In short, we believe investors can give themselves a greater chance for success by acting on four key points:

• Goals. What are you investing for? Each goal should be measurable and attainable. Getting there shouldn’t depend on outsize returns, or on impractical budgeting requirements.

• Balance. After identifying your goals, pursue them through a balanced asset allocation using broadly diversified funds.

• Cost. You won’t be surprised to hear that we place a big emphasis on controlling cost. The lower your costs, the greater the share of an investment’s return that you keep.

• Discipline. All the rest depends on this: In the face of market turmoil, discipline and long-term perspective can help you stay on track toward your goals.

Successful investing doesn’t have to be complicated, but that’s not to say it’s easy. Investing can provoke strong emotions, and it’s hard to stay levelheaded during times of volatility. If you’re getting pulled off course, try to redirect your attention to the principles I’ve outlined. These principles—which reflect the core philosophy Vanguard has held for decades—can be the answer to uncertainty.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2013

Your Fund’s Performance at a Glance
January 31, 2012, Through January 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.73	$10.82	$0.234	$0.046
Admiral Shares	10.73	10.82	0.245	0.046
Institutional Shares	10.73	10.82	0.248	0.046
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.18	$10.24	$0.360	$0.200
Admiral Shares	10.18	10.24	0.370	0.200
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.50	$10.65	$0.499	$0.116
Admiral Shares	10.50	10.65	0.510	0.116
Vanguard High-Yield Corporate Fund
Investor Shares	$5.82	$6.12	$0.372	$0.000
Admiral Shares	5.82	6.12	0.378	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

Several factors contributed to the good performance from short- and intermediate-term corporate bonds for the fiscal year ended January 31, 2013. Inflation remained low, concrete steps were taken to tackle the European debt crisis, and corporate profits were strong again. The key factor, though, was further action by the Federal Reserve to keep interest rates low. While the Fed’s intent was to spur economic growth by reducing borrowing costs, the move also made corporate bonds, with their higher yields, a more compelling choice for investors.

Investor Shares of the Short-Term Investment-Grade Fund returned 3.48% for the year, while Admiral Shares returned 3.59% and Institutional Shares 3.62%. For the Intermediate-Term Investment-Grade Fund, Investor Shares returned 6.20% and Admiral Shares 6.30%. Both funds outpaced the average returns of their peer groups but lagged the results for their benchmark indexes.

The investment environment
Mixed signals about the outlook for growth both at home and abroad fueled volatility in the financial markets during the first part of the funds’ fiscal year. Important U.S. economic indicators improved, including consumer confidence, manufacturing activity, and employment, but then borrowing costs spiraled upward for Spain and Italy, and China’s economy looked possibly headed for a hard landing.

The European Central Bank’s intervention in the continent’s debt crisis helped calm nerves last summer. After the ECB earlier cut interest rates to record lows and provided liquidity to struggling banks through long-term refinancing operations, its president announced in July that it stood ready to do “whatever it takes” to preserve the euro. To back up the pledge, an “outright monetary transaction” program was put in place enabling the ECB, under certain conditions, to purchase unlimited amounts of sovereign bonds of Eurozone countries.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2012	2013
2 years	0.22%	0.26%
3 years	0.29	0.40
5 years	0.71	0.88
10 years	1.80	1.99
30 years	2.94	3.17
Source: Vanguard.

The central bank’s new role as the Eurozone’s lender of last resort went a long way toward reviving investors’ appetite for riskier assets. However, as the end of the year approached, nerves frayed a bit at the possibility that the U.S. economy, with its tentative recovery, might go over the “fiscal cliff.”

The U.S. bond market
Amid continuing high unemployment and modest inflation, the Federal Reserve took further extraordinary measures to stimulate the U.S. economy.

In September, it announced a program to support the housing market by purchasing $40 billion worth of agency mortgage-backed securities per month, with the aim of driving down mortgage rates. In January 2013, the Fed began buying $45 billion worth of longer-dated Treasuries per month. The 5-, 10-, and 30-year Treasury yields fell to record lows during the period. The federal funds target rate—the rate that banks charge one another for overnight loans—has little room to drop further, having been held at 0% to 0.25% since December 2008.

While much of the allure of corporate bonds stemmed from their very attractive yields compared with government bonds, there were other draws as well. Corporate profits hit record highs, even as their growth rate slackened a little. Companies retained large cash balances, giving them plenty of liquidity to service their debt. And default rates remained low.

Strong investor appetite pushed corporate and Treasury yields to record lows during the period, while their average spread (the difference between their yields) narrowed by 68 basis points. At the same time, issuance was high as corporate borrowers took advantage of the exceptionally low interest rates and the market’s willingness to extend them credit. Much of the new issuance involved refinancing debt at a lower cost rather than increasing borrowers’ debt burden—a positive development for bondholders.

Management of the funds
For both funds, portfolio positioning and security selection were the primary drivers of performance. The funds’ allocation to bonds of financial institutions contributed significantly to relative performance. As Europe’s debt crisis began to look less dire, investors turned to riskier securities, with financials seeing the most interest. Shrugging off rating agency downgrades on a number of large banks, financials returned more than 10% for the period, roughly double the returns of industrials and utilities.

Early in the fiscal year, both funds also added exposure to bonds at the lower end of the investment-grade credit spectrum. This tilt helped performance, as lower-quality bonds significantly outperformed higher-quality ones.

The funds’ returns were held back by their holdings in shorter-maturity bonds. The prices of these bonds are less sensitive to potential changes in interest rates, but they returned less than their counterparts with longer maturities (and higher yields). Allocations to Treasuries provided liquidity to both funds and helped dampen volatility, but these low-yielding, “risk-free” securities contributed little in the way of returns this time around.

With interest rates so low, it’s difficult to see how returns can be as strong going forward as they have been in the past. Yet we believe that many factors supportive of corporate bonds will remain in place. The economy seems unlikely in the near term to grow at a pace that will fuel inflation or lead the Fed to reverse its accommodative monetary policy. Demand is likely to remain strong from yield-starved investors, while issuance may decrease, as many corporations have already locked in low borrowing costs through refinancing.

As for sectors, we still see relative value in financials despite their recent gains. And we are confident that even in a low-yield environment, our deep bench of credit analysts, traders, and portfolio managers can add value to the funds through security selection and portfolio positioning.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Co-Head of Investment-Grade Portfolio Management

Kenneth E. Volpert, CFA, Principal
Head of Taxable Bond Group

Vanguard Fixed Income Group

February 21, 2013

For the Long-Term Investment-Grade Fund

For the 12 months ended January 31, 2013, the Long-Term Investment-Grade Fund returned 7.39% for Investor Shares and 7.49% for Admiral Shares, about 1 percentage point more than its benchmark index (+6.35%). The fund’s return was more than 2 percentage points above the average return of its peer funds (+4.95%), though the comparison is not a perfect one, given that many of those peers hold more shorter-maturity bonds.

The investment environment
During the fiscal year ended January 31, 2013, fixed income markets were buoyed by accommodative monetary policy, tame inflation, and global recession fears, which limited the upward pressure on yields across high-grade bond sectors. Corporate fundamentals, while still strong, deteriorated modestly, as evidenced by an uptick in leverage ratios; the economic drag of tighter government fiscal policy may pressure them further. Demand for corporate bonds remained strong in a low-yield environment with a limited supply of fixed income securities. In addition, central bank purchases of sovereign debt—and in the Federal Reserve’s case, purchases of mortgage-backed securities as well—are crowding investors out of assets perceived to have less risk and into investment-grade corporates. Corporate pension plans remained a source of demand for corporate debt as they implement liability driven investment strategies.

Generally positive U.S. economic data, led by housing, outweighed any lackluster earnings reports and corporate outlooks. The housing recovery gained momentum; home prices rose 4.3% in calendar 2012 over the previous year, supported by improving sales volume and reduced inventory. The U.S. unemployment rate fell to 7.8% as the labor market healed further. But manufacturing contracted and consumer sentiment took a hit as Americans grew more concerned about the looming “fiscal cliff.”

Financials outperformed other broad sectors by a healthy margin. Higher-beta and lower-quality corporate bonds outperformed other sectors on an excess return basis as investor optimism increased. Later in the year, the mood was helped by the Fed’s announcement that it would continue quantitative easing through open-ended bond purchases, as well as by expectations that tax cuts would be extended for most U.S. taxpayers.

We remained positive about the investment-grade corporate bond market throughout the period. Solid credit fundamentals (though they were deteriorating on the margin), positive supply-and-demand dynamics, and our belief that the U.S. economy would keep recovering all supported better relative valuations for financials, and our positions in the fund reflected that view.

The fund’s successes
For the fiscal year, the long-term fund outpaced its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, which includes top-quality (rated A or above by Moody’s) corporate and international dollar-denominated bonds with maturities of 10 years or more. The fund also finished ahead of the average return of its peer group.

Overall, strong issuer and bond selection drove the fund’s favorable returns compared with the benchmark. Our strongest areas included banking, in which an overweight allocation complemented our favorable security selection decisions. Financial metrics at banks improved further on declines in credit costs and nonperforming loans, maintenance of strong liquidity profiles, and improving commercial loan demand. Issues in Merrill Lynch, Goldman Sachs, Citigroup, and Bank of America were standout holdings for the fund.

An underweight allocation to information technology added to relative results, as the shift from personal computers to tablets was expected to challenge certain business models. Our security selection within IT was also favorable.

The fund’s shortfalls
The fund’s underweight allocation to sovereign bonds modestly detracted from relative performance. Investor optimism improved after international lenders granted debt relief to Greece in the form of maturity extensions and lower interest payments, and emerging markets benefited as monetary policies were eased to support growth.

Although our security selection within the sector was strong, our underweight allocation to the issues of foreign and local governments, which include taxable municipal bonds, detracted from relative performance. We view taxable municipal bonds favorably, but low-volume issuance in the primary market made it challenging to source enough of those bonds to materially affect a fund of this size.

Our overweight allocation to consumer noncyclical bonds was favorable, but our security selection within the sector was less helpful. Our holdings in issues from Mondele¯z International, AstraZeneca, Wyeth, Merck, and SABMiller weighed on the fund’s relative returns.

The fund’s positioning
The timing, pace, and magnitude of an eventual upturn in interest rates will determine how fixed income markets perform in the coming years and may eventually contribute to negative total returns. Even so, the pressures that kept yields low in recent years—accommodative monetary policies, subdued inflation, and global recession fears—remain in force as of this writing.

The fund‘s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks to the fund are, of course, that long-term interest rates will rise or corporate bond risk premiums will widen, or both. We do not foresee imminent sharp and sudden rises in interest rates, but they have already started to drift above their recent historical lows. Interest rates have been falling for years; although this has generously benefited holders of all categories of fixed income securities, it’s unlikely to persist indefinitely. Holders of long bonds in particular are especially vulnerable to the unfavorably asymmetrical interplay between interest rate risk and return potential at this point in the cycle. The modest current portfolio yield must therefore be regarded as a better estimate of future performance than past returns.

We remain confident about the outlook for investment-grade bonds given strong credit fundamentals, supportive supply-and-demand dynamics, and attractive valuations.

We also expect improvement in the U.S. economy in the year ahead and continued accommodative monetary policies in both the United States and Europe.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

The fund is positioned with a tilt toward higher-quality bonds and continues to overweight the banking sector because of its relatively attractive valuations and improving fundamentals. The fund closed the period underweighted in basic industries, technology, and capital goods.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 13, 2013

For the High-Yield Corporate Fund

For the fiscal year ended January 31, 2013, Vanguard High Yield Corporate Fund returned 11.91% for Investor Shares and 12.02% for Admiral Shares, compared with the 13.91% return for the benchmark index.

The investment environment
During the period, lower-quality bonds handily outperformed higher-quality ones, as investors continued to reach for yield. Caa-rated bonds returned 17.4%, B-rated bonds 13.4%, and Ba-rated bonds 12.7%. The spread of the high-yield market, as expressed by the Barclays U.S. Corporate High Yield Bond Index, compressed significantly, from 643 basis points over U.S. Treasuries at the end of January 2012 to 477 basis points at the end of January 2013.

New issuance reached a record high in 2012, with more than $365 billion of new supply. Importantly, issuers continued to exercise restraint in their borrowing behavior, emphasizing balance-sheet repair over more aggressive activity such as share repurchases, special dividends, and leveraged acquisitions or buyouts. More than 50% of the gross proceeds raised in 2012 were for refinancing, a creditor-friendly trend that has been solidly in place since 2009. In contrast, proceeds targeted for shareholder-friendly activity totaled just 22%. In the past, elevated default cycles have typically occurred only after several years in which aggressive borrowing exceeded 40% of the total. From this perspective, the high-yield market remains balanced and shows no immediate signs of fundamental credit deterioration.

Indeed, both ratings actions and default forecasts are benign. After significant net positive ratings-agency credit upgrades in 2010 and 2011, the pace of upgrades slowed in 2012 but remained positive. Bonds rated Caa and below accounted for 19% of the market at the end of January 2013, a ratio that has been on the decline since peaking in late 2009 at 30%. Likewise, Moody’s Investors Service is forecasting the default rate to decline to 2.7% in 2013 from a realized default rate of 3.2% in 2012. These figures are still well below long-term averages of 4.1%.

By and large, high-yield issuers enjoy healthy credit profiles, having maintained strong gross margins and interest coverage ratios through 2012. Given that we expect the U.S. gross domestic product to expand modestly in 2013, we believe that most high-yield companies will be able to sustain these profiles. Nonetheless, we are watching a couple of emerging trends: Leverage ratios have ticked up in the last year, and cash balances have fallen moderately. Our market view would worsen if these trends persisted in 2013.

Thanks to strong retail and institutional demand for the asset class, the average yield of the high-yield market set a record low of 5.9% at the end of January 2013, having compressed from 7.5% a year earlier. Over the same period, the average dollar price of the high-yield market rose from $100 to $105, a record high. At this price, we believe the high-yield market has limited room for capital appreciation, as the individual underlying bond instruments have become call-constrained. Further, we see a moderate challenge from rising U.S. Treasury yields this year that may become even more significant later on. We believe overall market valuation fully reflects the positive underlying fundamentals, and we are exercising caution in 2013.

The fund’s successes
The fund benefited from positive security selection in financials and consumer products, from an overweighting of financials, and from an underweighting of energy.

The fund’s shortfalls
The fund’s cash holdings hurt relative performance. Underweighting of the homebuilding sector also detracted, as did security selection in the wireless and utility sectors.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names in the high-yield market. We believe these credits have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum. By preferring higher-quality credits, we aim to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 8, 2013

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.11%	0.07%
30-Day SEC Yield	1.10%	1.20%	1.23%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,637	1,923	8,079
Yield to Maturity
(before expenses)	1.1%	1.3%	1.9%
Average Coupon	3.0%	3.8%	3.5%
Average Duration	2.4 years	2.8 years	5.2 years
Average Effective
Maturity	3.1 years	3.0 years	7.1 years
Short-Term
Reserves	1.8%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	17.0%
Commercial Mortgage-Backed	1.8
Finance	27.0
Foreign	7.3
Government Mortgage-Backed	0.7
Industrial	29.2
Treasury/Agency	12.7
Utilities	3.8
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.93	0.21
Beta	0.72	0.27

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	7.5%
1 - 3 Years	47.2
3 - 5 Years	38.1
5 - 7 Years	5.8
7 - 10 Years	1.2
20 - 30 Years	0.1
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	12.5%
Aaa	16.6
Aa	15.6
A	33.9
Baa	18.3
Ba	0.6
Caa	0.1
Ca	0.1
Not Rated	2.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	3.48%	3.73%	3.91%	$14,680
••••••••	Barclays U.S. 1–5 Year Credit Bond
	Index	3.98	4.79	4.54	15,595
– – – –	1–5 Year Investment-Grade Debt
	Funds Average	2.97	2.72	2.87	13,275
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	3.59%	3.84%	4.02%	$74,138
Barclays U.S. 1–5 Year Credit Bond Index	3.98	4.79	4.54	77,974
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2013
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	3.62%	3.87%	4.05%	$7,438,780
Barclays U.S. 1–5 Year Credit Bond Index	3.98	4.79	4.54	7,797,438
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	8,222,402

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.03%	0.28%	4.31%	5.56%
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	4.52%	4.01%	3.82%	0.12%	3.94%
Admiral Shares	2/12/2001	4.63	4.12	3.92	0.12	4.04
Institutional Shares	9/30/1997	4.66	4.16	3.96	0.12	4.08

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	1/31/15	1,363,000	1,362,578	3.2%
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,429	0.9%
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,467	0.8%
	United States Treasury Note/Bond	0.875%	1/31/18	354,725	354,615	0.8%
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	300,093	0.7%
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	293,387	0.7%
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	276,967	0.7%
[1,2]	United States Treasury Note/Bond	2.250%	1/31/15	250,000	259,845	0.6%
	United States Treasury Note/Bond	0.375%	1/15/16	230,500	230,320	0.5%
	United States Treasury Note/Bond	2.000%	11/30/13	200,000	203,032	0.5%
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,035	0.4%
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	187,763	0.4%
	United States Treasury Note/Bond	1.000%	8/31/19	188,000	184,680	0.4%
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,351	0.4%
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	114,951	0.3%
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	100,328	0.2%
	United States Treasury
	Note/Bond	0.250%–2.125%	2/15/14–8/31/18	413,904	417,359	1.0%
					5,346,200	12.5%
Conventional Mortgage-Backed Securities †					11,483	0.0%
Nonconventional Mortgage-Backed Securities †					41,647	0.1%
Total U.S. Government and Agency Obligations (Cost $5,394,195)					5,399,330	12.6%
Asset-Backed/Commercial Mortgage-Backed Securities
3	American Express Credit Account
	Secured Note Trust 2012-1	0.476%	1/15/20	48,500	48,682	0.1%
3	American Express Credit Account
	Secured Note Trust 2012-4	0.446%	5/15/20	101,400	101,619	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
3	American Express Credit Account
	Secured Note Trust 2012-4	0.756%	5/15/20	27,755	27,795	0.1%
	Banc of America Commercial
	Mortgage Trust 2007-2	5.634%	4/10/49	23,534	27,279	0.1%
4	Banc of America Funding
	2006-H Trust	3.115%	9/20/46	34,128	24,852	0.1%
4	Banc of America Mortgage
	2003-F Trust	3.134%	7/25/33	2,162	2,193	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.789%	9/25/32	24	24	0.0%
	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.717%	6/11/40	14,563	17,031	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	4,452	4,524	0.0%
[3,5]	BMW Floorplan Master
	Owner Trust 2012-1A	0.606%	9/15/17	93,500	93,788	0.2%
3	Capital One Multi-asset
	Execution Trust 2003-C3	2.456%	7/15/16	33,411	33,714	0.1%
3	Capital One Multi-asset
	Execution Trust 2004-C2	1.256%	12/15/16	2,940	2,941	0.0%
3	Capital One Multi-asset
	Execution Trust 2005-A9	0.296%	8/15/18	5,500	5,489	0.0%
3	Capital One Multi-asset
	Execution Trust 2006-A11	0.296%	6/17/19	36,860	36,672	0.1%
3	Capital One Multi-asset
	Execution Trust 2007-A1	0.256%	11/15/19	27,690	27,499	0.1%
3	Capital One Multi-asset
	Execution Trust 2007-A2	0.286%	12/16/19	258,350	256,748	0.6%
3	Capital One Multi-asset
	Execution Trust 2007-A5	0.246%	7/15/20	144,145	142,594	0.3%
3	Chase Issuance Trust 2007-C1	0.666%	4/15/19	30,600	30,243	0.1%
3	Chase Issuance Trust 2012-A10	0.466%	12/16/19	117,000	117,151	0.3%
3	Chase Issuance Trust 2012-A2	0.476%	5/15/19	97,200	97,475	0.2%
4	Chase Issuance Trust 2012-A3	0.790%	6/15/17	102,400	102,868	0.2%
	Chase Issuance Trust 2012-A7	2.160%	9/16/24	27,775	27,263	0.1%
[4,5]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	77,575	83,105	0.2%
[3,5]	Citibank Omni Master Trust
	2009-A14A	2.956%	8/15/18	134,245	139,319	0.3%
[4,5]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	139,312	149,659	0.3%
4	Citigroup Mortgage Loan Trust
	2007-AR8	2.865%	7/25/37	2,037	1,628	0.0%
3	Discover Card Execution Note Trust
	2010-A2	0.786%	3/15/18	156,400	158,069	0.4%
3	Discover Card Execution Note Trust
	2012-A4	0.576%	11/15/19	87,500	88,049	0.2%
4	Discover Card Execution Note Trust
	2012-A6	1.670%	1/18/22	114,300	113,931	0.3%
4	Ford Credit Auto Lease Trust
	2011-B	1.420%	1/15/15	15,000	15,166	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Auto Lease Trust
	2012-A	1.030%	4/15/15	23,870	24,040	0.1%
[4,5]	Ford Credit Auto Lease Trust
	2012-B	1.100%	12/15/15	10,050	10,063	0.0%
4	Ford Credit Auto Owner Trust
	2010-A	3.220%	3/15/16	6,040	6,226	0.0%
4	Ford Credit Auto Owner Trust
	2012-A	1.150%	6/15/17	9,750	9,876	0.0%
4	Ford Credit Floorplan Master
	Owner Trust	1.370%–1.820%	1/15/18	35,359	35,308	0.1%
[3,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	1.906%	2/15/17	105,517	108,576	0.3%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series
	2010-3	4.200%–4.990%	2/15/17	43,356	46,503	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series	2012-2 1.920%	1/15/19	26,800	27,560	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-4	0.940%–1.390%	9/15/16	40,300	40,426	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series	2012-5 1.490%	9/15/19	116,300	116,783	0.3%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.690%–2.140%	9/15/19	15,850	15,882	0.0%
3	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.206%	5/15/19	50,270	50,818	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	72,000	74,298	0.2%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	98,000	98,789	0.2%
3	GE Dealer Floorplan Master
	Note Trust Series 2011-1	0.805%	7/20/16	8,500	8,542	0.0%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-1	0.775%	2/20/17	43,600	43,850	0.1%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.955%	4/22/19	48,100	48,626	0.1%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.645%	10/20/17	25,000	25,040	0.1%
	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	26,869	29,968	0.1%
5	GS Mortgage Securities Trust
	2010-C2	5.227%	12/10/43	3,530	3,961	0.0%
[4,5]	GS Mortgage Securities Trust
	2011-ALF	3.215%–3.563%	2/10/21	19,395	19,682	0.0%
[4,5]	GS Mortgage Securities Trust
	2011-GC3	5.543%	3/10/44	2,280	2,583	0.0%
5	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	10,650	11,353	0.0%
[4,5]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	7,325	7,349	0.0%
[4,5]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	1,000	1,161	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	2,400	2,554	0.0%
4	Merrill Lynch Mortgage Investors
	Trust Series 2003-A2	2.026%	2/25/33	3,247	3,363	0.0%
4	Merrill Lynch Mortgage Investors
	Trust Series 2003-A4	2.764%	7/25/33	1,100	1,096	0.0%
4	Merrill Lynch Mortgage Trust
	2007-C1	5.746%	6/12/50	5,948	5,973	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2007-5	5.282%	8/12/48	472	471	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2007-6	5.331%	3/12/51	9,478	9,476	0.0%
4	Morgan Stanley Capital I Trust
	2006-TOP21	5.090%	10/12/52	286	287	0.0%
4	Morgan Stanley Capital I Trust
	2007-TOP27	5.652%	6/11/42	2,631	2,633	0.0%
4	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	2,500	2,668	0.0%
[4,5]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	8,200	8,435	0.0%
[4,5]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	90,033	0.2%
3	SLM Student Loan Trust 2005-5	0.401%	4/25/25	83,550	82,986	0.2%
3	SLM Student Loan Trust 2005-9	0.421%	1/27/25	26,343	26,276	0.1%
3	SLM Student Loan Trust 2006-4	0.401%	10/27/25	26,251	26,124	0.1%
3	SLM Student Loan Trust 2006-5	0.411%	1/25/27	24,500	23,863	0.1%
3	SLM Student Loan Trust 2006-6	0.411%	10/27/25	36,300	35,502	0.1%
3	SLM Student Loan Trust 2007-1	0.391%	1/26/26	66,950	65,071	0.1%
[3,4,5] SLM Student Loan Trust
	2011-A	1.206%–4.370%	10/15/24–4/17/28	30,281	31,648	0.1%
[4,5]	SLM Student Loan Trust
	2011-B	3.740%	2/15/29	60,000	65,200	0.1%
[3,4,5] SLM Student Loan Trust
	2011-C	1.606%–4.540%	12/15/23–10/17/44	45,214	48,193	0.1%
3	SLM Student Loan Trust
	2012-6	0.484%	9/25/19	34,620	34,640	0.1%
[3,4,5] SLM Student Loan Trust
	2012-B	1.306%–3.480%	12/15/21–10/15/30	25,566	26,717	0.1%
[3,5]	SLM Student Loan Trust
	2012-E	0.956%	10/16/23	25,863	25,981	0.1%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,616,078	10.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,957,246)					8,079,901	18.9%
Corporate Bonds
Finance
	Banking
	American Express
	Centurion Bank	0.875%–6.000%	11/13/15–9/13/17	62,240	71,077	0.2%
	American Express
	Credit Corp.	1.750%–2.800%	6/12/15–3/24/17	194,417	202,814	0.5%
	Bank of America Corp.	1.500%–7.375%	5/15/14–1/11/18	426,240	462,882	1.1%
	Bank of Montreal	2.500%	1/11/17	90,515	94,309	0.2%
	Bank One Corp.	4.900%	4/30/15	14,615	15,760	0.0%
	Barclays Bank plc	5.000%	9/22/16	99,175	111,609	0.3%
	Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	82,010	95,234	0.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
BNP Paribas SA	2.375%	9/14/17	159,925	162,759	0.4%
BNP Paribas SA	3.600%	2/23/16	84,830	90,114	0.2%
Capital One Financial Corp.	1.000%–7.375%	5/23/14–9/15/17	167,882	178,791	0.4%
Citigroup Inc.	1.250%–6.375%	8/12/14–11/21/17	252,456	277,015	0.7%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	121,317	130,211	0.3%
Countrywide Financial Corp.	6.250%	5/15/16	24,370	26,967	0.1%
Deutsche Bank AG	3.250%	1/11/16	94,511	100,381	0.2%
Goldman Sachs Group Inc.	2.375%–6.250%	10/15/13–1/22/18	488,261	523,978	1.2%
HSBC Bank USA NA	4.625%–6.000%	4/1/14–8/9/17	31,780	34,171	0.1%
HSBC USA Inc.	2.375%	2/13/15	95,332	98,160	0.2%
HSBC USA Inc.	1.625%	1/16/18	78,465	78,258	0.2%
3 JPMorgan Chase & Co.	1.100%–6.000%	3/15/14–1/25/18	438,194	459,194	1.1%
JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	19,505	22,611	0.1%
Lloyds TSB Bank plc	4.875%	1/21/16	92,450	102,183	0.3%
Merrill Lynch & Co. Inc.	5.000%–6.875%	7/15/14–4/25/18	127,304	142,117	0.3%
Morgan Stanley	2.875%–6.250%	1/24/14–12/28/17	409,629	441,145	1.0%
Royal Bank of Scotland
Group plc	2.550%	9/18/15	92,750	95,589	0.2%
Royal Bank of Scotland plc	4.375%	3/16/16	86,765	94,622	0.2%
UBS AG	5.875%	12/20/17	81,641	96,178	0.2%
5 Banking—Other †				4,440,172	10.4%
Brokerage †				84,139	0.2%
Finance Companies
4 General Electric
Capital Corp.	1.000%–6.375%	9/15/14–11/15/67	375,844	395,959	0.9%
3 HSBC Finance Corp.	0.740%–5.500%	1/15/14–6/1/16	225,178	241,075	0.6%
SLM Corp.	3.875%–6.250%	5/15/14–9/25/17	173,611	184,239	0.4%
5 Finance Companies—Other †				37,619	0.1%
5 Insurance †				1,051,456	2.5%
5 Other Finance †				49,492	0.1%
Real Estate Investment Trusts †				528,453	1.2%
				11,220,733	26.3%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,366	99,513	0.2%
5 Basic Industry—Other †				817,076	1.9%
Capital Goods
General Electric Co.	5.250%	12/6/17	82,550	96,555	0.2%
General Electric Co.	0.850%	10/9/15	18,420	18,451	0.0%
5 Capital Goods—Other †				1,135,335	2.7%
5 Communication †				2,116,349	5.0%
Consumer Cyclical
Ford Motor Credit Co. LLC	2.500%–8.000%	1/15/15–5/15/18	300,199	323,380	0.7%
Home Depot Inc.	5.400%	3/1/16	79,615	90,570	0.2%
5 Consumer Cyclical—Other †				1,355,743	3.2%
5 Consumer Noncyclical †				3,136,933	7.4%
Energy
BP Capital Markets plc	3.875%	3/10/15	95,055	101,334	0.2%
5 Energy—Other †				1,522,649	3.6%
Technology †				922,591	2.2%
5 Transportation †				398,664	0.9%
				12,135,143	28.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
5	Electric †				1,254,927	3.0%
5	Natural Gas †				301,697	0.7%
					1,556,624	3.7%
Total Corporate Bonds (Cost $24,411,325)					24,912,500	58.4%
Sovereign Bonds (U.S. Dollar-Denominated)
	Petrobras International
	Finance Co. - Pifco	3.500%	2/6/17	88,275	91,250	0.2%
	Province of Ontario	2.300%	5/10/16	116,525	122,637	0.3%
	Province of Ontario	0.950%–5.450%	1/27/14–7/16/18	358,772	374,137	0.9%
	United Mexican States	5.625%	1/15/17	102,853	119,577	0.3%
5	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				2,368,131	5.5%
Total Sovereign Bonds (Cost $2,996,102)					3,075,732	7.2%
Taxable Municipal Bonds (Cost $237,778) †					245,148	0.6%
Tax-Exempt Municipal Bonds (Cost $28,059) †					28,431	0.1%
Convertible Preferred Stocks (Cost $29,160) †					—	0.0%
Preferred Stocks (Cost $30,148) †					8,854	0.0%

				Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $770,513)	0.143%		770,513,000	770,513	1.8%
Total Investments (Cost $41,854,526)					42,520,409	99.6%

			Expiration
			Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price 131.50		2/22/13	823	(424)	0.0%
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price 131.00		2/22/13	330	(268)	0.0%
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price 131.50		2/22/13	823	(605)	0.0%
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price 131.00		2/22/13	330	(175)	0.0%
Total Liability for Options Written (Premiums Received $1,540)					(1,472)	0.0%
Other Assets and Liabilities
Other Assets					1,419,742	3.3%
Other Liabilities					(1,255,538)	(2.9%)
					164,204	0.4%
Net Assets					42,683,141	100.0%

Short-Term Investment-Grade Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	41,932,074
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	69,599
Unrealized Appreciation (Depreciation)
Investment Securities	665,883
Futures Contracts	4,797
Options on Futures Contracts	68
Swap Contracts	10,720
Net Assets	42,683,141

Investor Shares—Net Assets
Applicable to 1,124,067,617 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,165,856
Net Asset Value Per Share—Investor Shares	$10.82

Admiral Shares—Net Assets
Applicable to 2,387,977,370 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,845,226
Net Asset Value Per Share—Admiral Shares	$10.82

Institutional Shares—Net Assets
Applicable to 431,675,855 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,672,059
Net Asset Value Per Share—Institutional Shares	$10.82

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $3,601,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $19,126,000 have been segregated as initial margin for open futures contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $5,186,247,000, representing 12.2% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends	1,297
Interest[1]	939,591
Total Income	940,888
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,210
Management and Administrative—Investor Shares	20,553
Management and Administrative—Admiral Shares	15,886
Management and Administrative—Institutional Shares	1,359
Marketing and Distribution—Investor Shares	3,713
Marketing and Distribution—Admiral Shares	5,873
Marketing and Distribution—Institutional Shares	798
Custodian Fees	468
Auditing Fees	41
Shareholders’ Reports—Investor Shares	297
Shareholders’ Reports—Admiral Shares	111
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	46
Total Expenses	52,357
Net Investment Income	888,531
Realized Net Gain (Loss)
Investment Securities Sold	296,857
Futures Contracts	(9,003)
Options on Futures Contracts	(1,345)
Swap Contracts	175,154
Realized Net Gain (Loss)	461,663
Change in Unrealized Appreciation (Depreciation)
Investment Securities	231,091
Futures Contracts	11,040
Options on Futures Contracts	68
Swap Contracts	(176,297)
Change in Unrealized Appreciation (Depreciation)	65,902
Net Increase (Decrease) in Net Assets Resulting from Operations	1,416,096
1 Interest income from an affiliated company of the fund was $1,189,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	888,531	986,383
Realized Net Gain (Loss)	461,663	(9,066)
Change in Unrealized Appreciation (Depreciation)	65,902	(20,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,416,096	956,539
Distributions
Net Investment Income
Investor Shares	(281,124)	(405,130)
Admiral Shares	(542,070)	(615,738)
Institutional Shares	(77,429)	(44,356)
Realized Capital Gain[1]
Investor Shares	(51,666)	(55,810)
Admiral Shares	(107,562)	(78,370)
Institutional Shares	(19,257)	(5,290)
Total Distributions	(1,079,108)	(1,204,694)
Capital Share Transactions
Investor Shares	(1,343,110)	(1,744,801)
Admiral Shares	3,337,084	1,107,129
Institutional Shares	2,780,698	485,542
Net Increase (Decrease) from Capital Share Transactions	4,774,672	(152,130)
Total Increase (Decrease)	5,111,660	(400,285)
Net Assets
Beginning of Period	37,571,481	37,971,766
End of Period	42,683,141	37,571,481

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $54,322,000 and $35,762,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	.231	.269	.330	.387	.477
Net Realized and Unrealized Gain (Loss)
on Investments	.139	(.008)	.132	.907	(.936)
Total from Investment Operations	.370	.261	.462	1.294	(.459)
Distributions
Dividends from Net Investment Income	(.234)	(.292)	(.356)	(.404)	(.491)
Distributions from Realized Capital Gains	(.046)	(.039)	(.006)	—	—
Total Distributions	(.280)	(.331)	(.362)	(.404)	(.491)
Net Asset Value, End of Period	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return[1]	3.48%	2.46%	4.38%	13.44%	-4.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,166	$13,394	$15,249	$15,115	$9,557
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.24%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.13%	2.52%	3.05%	3.66%	4.65%
Portfolio Turnover Rate	80%	47%[2]	48%	59%[2]	49%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	.242	.279	.342	.400	.487
Net Realized and Unrealized Gain (Loss)
on Investments	.139	(.008)	.132	.907	(.936)
Total from Investment Operations	.381	.271	.474	1.307	(.449)
Distributions
Dividends from Net Investment Income	(.245)	(.302)	(.368)	(.417)	(.501)
Distributions from Realized Capital Gains	(.046)	(.039)	(.006)	—	—
Total Distributions	(.291)	(.341)	(.374)	(.417)	(.501)
Net Asset Value, End of Period	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return[1]	3.59%	2.55%	4.49%	13.58%	-4.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,845	$22,313	$21,337	$16,973	$8,225
Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.61%	3.16%	3.78%	4.75%
Portfolio Turnover Rate	80%	47%[2]	48%	59%[2]	49%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.73	$10.80	$10.70	$9.81	$10.76
Investment Operations
Net Investment Income	.245	.283	.346	.404	.491
Net Realized and Unrealized Gain (Loss)
on Investments	.139	(.008)	.132	.907	(.936)
Total from Investment Operations	.384	.275	.478	1.311	(.445)
Distributions
Dividends from Net Investment Income	(.248)	(.306)	(.372)	(.421)	(.505)
Distributions from Realized Capital Gains	(.046)	(.039)	(.006)	—	—
Total Distributions	(.294)	(.345)	(.378)	(.421)	(.505)
Net Asset Value, End of Period	$10.82	$10.73	$10.80	$10.70	$9.81

Total Return	3.62%	2.60%	4.53%	13.62%	-4.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,672	$1,864	$1,387	$1,840	$1,002
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.65%	3.20%	3.81%	4.79%
Portfolio Turnover Rate	80%	47%[1]	48%	59%[1]	49%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 5% and 3% of net assets, respectively, based on quarterly average aggregate settlement values.

Short-Term Investment-Grade Fund

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2013, the fund’s average value of options written represented less than 1% of net assets, based on quarterly average market values.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the

Short-Term Investment-Grade Fund

amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended January 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased represented 1% and less than 1% of net assets, respectively, based on quarterly average notional amounts. The average amount of interest rate swaps represented 6% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $5,720,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short-Term Investment-Grade Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,399,330	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,059,906	19,995
Corporate Bonds	—	24,889,999	22,501
Sovereign Bonds	—	3,075,732	—
Taxable Municipal Bonds	—	245,148	—
Tax-Exempt Municipal Bonds	—	28,431	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	8,854	—	—
Temporary Cash Investments	770,513	—	—
Futures Contracts—Assets[1]	724	—	—
Futures Contracts—Liabilities[1]	(1,848)	—	—
Liability for Options Written	(1,472)	—	—
Swap Contracts—Assets	—	20,827	—
Swap Contracts—Liabilities	—	(10,107)	—
Total	776,771	41,709,266	42,496
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	9,864	11,687	21,551
Liabilities	(7,582)	(5,845)	(13,427)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2013, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,003)	—	(9,003)
Options on Futures Contracts	(1,345)	—	(1,345)
Swap Contracts	176,245	(1,091)	175,154
Realized Net Gain (Loss) on Derivatives	165,897	(1,091)	164,806

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	11,040	—	11,040
Options on Futures Contracts	68	—	68
Swap Contracts	(184,675)	8,378	(176,297)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(173,567)	8,378	(165,189)

At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U. S. Treasury Note	March 2013	(10,311)	(1,275,825)	2,751
2-Year U.S. Treasury Note	March 2013	1,627	358,626	29
30-Year U.S. Treasury Bond	March 2013	(1,409)	(202,147)	2,934
10-Year U.S. Treasury Note	March 2013	(889)	(116,709)	(151)
Ultra Long U.S. Treasury Bond	March 2013	382	59,795	(766)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group/Baa1	12/20/16	JPMC	9,740	58	1.000	256
Altria Group/Baa1	12/20/16	BOANA	9,740	68	1.000	266
Altria Group/Baa1	3/20/18	GSCM	20,000	(389)	1.000	(47)
AT&T/A3	3/20/18	GSCM	20,000	128	1.000	—
Bank of America Corp./Baa2	12/20/17	MSCS	16,900	611	1.000	508
BNP Paribas SA/A2	9/20/17	BARC	14,635	903	1.000	781
BNP Paribas SA/A2	3/20/18	DBAG	29,300	299	1.000	733
British Sky Broadcasting Group/Baa1	3/20/18	BARC	20,000	(353)	1.000	(83)
Cisco Systems Inc./A1	6/20/17	BOANA	24,375	(206)	1.000	273
Deutsche Bank AG/A2	12/20/17	BOANA	29,300	672	1.000	643
Deutsche Bank AG/A2	12/20/17	BOANA	29,300	670	1.000	642
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	740	1.000	526
Genworth Financial Inc./Baa3	3/20/18	BOANA	10,750	(1,291)	5.000	(150)
Goldman Sachs Group/A3	12/20/17	MSCS	19,515	748	1.000	424
HSBC Finance Corporation/Aa3	9/20/16	DBAG	11,000	298	1.000	452
Kingdom of Belgium/Aa3	9/20/17	RBS	3,800	163	1.000	217
Lincoln National Corp./Baa2	9/20/17	BOANA	24,400	1,703	1.000	1,148
Lockhead Martin Corp./Baa1	3/20/18	BOANA	20,000	(366)	1.000	(68)
MetLife Inc./A3	3/20/17	GSCM	9,745	407	1.000	303
MetLife Inc./A3	3/20/17	GSCM	9,745	407	1.000	303
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	19,520	(263)	1.000	19
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	3,900	(50)	1.000	7
Person plc/Baa1	3/20/18	BARC	20,000	(399)	1.000	(257)
Pepsico Inc./Aa3	3/20/18	JPMC	20,000	571	1.000	—
Procter & Gamble/Aa3	3/20/18	CSFBI	20,000	(655)	1.000	(39)
Royal Bank of Scotland plc/A3	3/20/17	GSCM	24,400	(317)	3.000	1,049
Simon Property Group LP/A3	12/20/17	GSCM	9,750	(46)	1.000	11
Simon Property Group LP/A3	12/20/17	GSCM	9,750	(73)	1.000	(17)
Societe Generale/A2	3/20/18	DBAG	20,000	1,346	3.000	2,472
Telstra Corp. Ltd./A2	3/20/18	DBAG	20,000	(409)	1.000	(140)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Tesco plc/Baa1	3/20/18	GSCM	20,000	98	1.000	—
UnitedHealth Group Inc./A3	9/20/17	DBAG	9,750	57	1.000	239
UnitedHealth Group Inc./A3	12/20/17	CSFBI	9,750	(133)	1.000	45
			553,695			10,516

Credit Protection Purchased
Aetna Inc.	3/20/18	DBAG	12,000	264	(1.000)	(42)
AT&T Inc.	6/20/13	GSCM	12,700	—	(1.040)	(47)
Avon Products Inc.	3/20/18	BOANA	12,000	(162)	(5.000)	(235)
Bank of America Corp.	12/20/14	DBAG	6,700	(31)	(1.000)	(117)
Bank of America Corp.	12/20/14	BARC	6,700	(29)	(1.000)	(115)
Bank of America Corp.	12/20/14	BARC	9,700	(36)	(1.000)	(161)
Beam Inc.	3/20/18	CSFBI	12,000	276	(1.000)	7
British Telecommunications plc	3/20/18	BARC	12,000	—	(1.000)	—
Cisco Systems Inc.	3/20/18	CSFBI	12,000	227	(1.000)	(2)
Citigroup Inc.	6/20/14	BOANA	34,200	(435)	(5.000)	(2,722)
Computer Sciences Corp.	9/20/15	BARC	7,315	726	(5.000)	(51)
Computer Sciences Corp.	9/20/15	MSCS	7,315	731	(5.000)	(47)
Danske Bank A/S	12/20/15	BARC	6,000	(21)	(1.000)	(74)
Dow Chemical Company	3/20/18	BOANA	12,000	(19)	(1.000)	36
Encana Corp.	3/20/18	BOANA	12,000	(186)	(1.000)	225
Federative Republic of Brazil	12/20/15	BOANA	3,500	(25)	(1.000)	(50)
Hillshire Brands Co.	3/20/18	DBAG	12,000	(197)	(1.000)	81
Merrill Lynch & Co. Inc.	12/20/17	MSCS	16,900	(559)	(1.000)	(461)
Morgan Stanley	9/20/15	BARC	11,000	(317)	(1.000)	(400)
Norfolk Southern Corp.	3/20/18	JPMC	12,000	405	(1.000)	10
PPG Industries Inc.	3/20/18	DBAG	12,000	208	(1.000)	—
PPG Industries Inc.	3/20/18	GSCM	24,400	413	(1.000)	(25)
Republic of Austria	9/20/17	BNPSW	3,800	(102)	(1.000)	(202)
Safeway Inc.	3/20/18	DBAG	12,000	1,275	(1.000)	—
Stanley Black & Decker Inc.	3/20/18	MSCS	12,000	128	(1.000)	(1)
Textron Inc.	3/20/18	BNPSW	12,000	(186)	(1.000)	11
Time Warner Inc.	3/20/18	DBAG	12,000	272	(1.000)	—
United Mexican States	12/20/15	BOANA	3,500	(31)	(1.000)	(75)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Viacom Inc.	3/20/18	DBAG	12,000	154	(1.000)	—
Wells Fargo	3/20/15	GSCM	10,660	(38)	(1.000)	(217)
			344,390			(4,674)
						5,842

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC.
RBS—The Royal Bank of Scotland plc.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
3/1/13	WFC	195,000	(0.311)	0.210[3]	(19)
3/2/13	CSFBI	155,000	(0.312)	0.210[3]	(16)
3/15/13	WFC	31,000	1.708	(0.308)[2]	53
4/5/13	GSCM	50,535	1.767	(0.208)[3]	141
6/2/13	BOANA	11,611	0.755	(0.311)[2]	17
12/1/13	WFC	99,257	2.582	(0.311)[2]	1,860
12/1/13	GSCM	128,237	2.584	(0.311)[2]	2,408
3/2/14	WFC	195,000	0.404	(0.210)[3]	352
3/5/14	CSFBI	195,000	0.408	(0.208)[3]	362
3/15/14	WFC	9,750	0.519	(0.308)[2]	19
10/14/14	WFC	21,100	1.861	(0.305)[2]	525
2/9/15	GSCM	32,620	0.616	(0.310)[2]	124
4/1/15	BNPSW	5,855	0.407	(0.291)[2]	(4)
8/7/15	CSFBI	100,000	0.414	(0.208)[3]	85
11/7/15	BOANA	155,000	0.375	(0.208)[3]	(231)
11/7/15	BOANA	195,000	0.374	(0.208)[3]	(297)
6/1/16	WFC	9,500	2.910	(0.311)[2]	717

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
6/1/16	WFC	6,075	0.566	(0.238)[2]	(12)
3/5/17	CSFBI	195,000	(1.064)	0.208[3]	(2,765)
3/5/17	GSCM	65,000	(1.063)	0.208[3]	(918)
11/7/17	BOANA	162,000	(0.723)	0.208[3]	1,211
11/7/17	BOANA	163,000	(0.716)	0.208[3]	1,266
					4,878

1 BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2013, counterparties had deposited in segregated accounts securities with a value of $59,987,000 in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $33,029,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $12,092,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2013, the fund had short-term and long-term capital gains of $18,739,000 and $70,496,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes. The fund used capital loss carryforwards of $111,103,000 to offset taxable capital gains realized during the year ended January 31, 2013.

The fund had realized losses totaling $14,441,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Short-Term Investment-Grade Fund

At January 31, 2013, the cost of investment securities for tax purposes was $41,868,967,000. Net unrealized appreciation of investment securities for tax purposes was $651,442,000, consisting of unrealized gains of $853,631,000 on securities that had risen in value since their purchase and $202,189,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $22,759,802,000 of investment securities and sold $21,122,969,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $11,144,472,000 and $9,670,718,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	16,856	8,000
Options expired	(2,243)	(894)
Options closed	(12,307)	(5,566)
Options exercised	—	—
Options open at January 31, 2013	2,306	1,540

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,390,751	406,734	5,107,743	475,841
Issued in Lieu of Cash Distributions	290,603	26,896	415,792	38,744
Redeemed	(6,024,464)	(557,746)	(7,268,336)	(678,953)
Net Increase (Decrease)—Investor Shares	(1,343,110)	(124,116)	(1,744,801)	(164,368)
Admiral Shares
Issued	11,638,041	1,077,146	8,592,839	800,954
Issued in Lieu of Cash Distributions	515,789	47,722	554,185	51,653
Redeemed	(8,816,746)	(816,214)	(8,039,895)	(749,794)
Net Increase (Decrease)—Admiral Shares	3,337,084	308,654	1,107,129	102,813
Institutional Shares
Issued	3,920,877	363,450	1,376,710	128,275
Issued in Lieu of Cash Distributions	87,988	8,133	39,641	3,697
Redeemed	(1,228,167)	(113,649)	(930,809)	(86,683)
Net Increase (Decrease) —Institutional Shares	2,780,698	257,934	485,542	45,289

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.09%	2.19%

Financial Attributes

		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,699	1,646	8,079
Yield to Maturity
(before expenses)	2.2%	2.8%	1.9%
Average Coupon	3.9%	4.9%	3.5%
Average Duration	5.4 years	6.4 years	5.2 years
Average Effective
Maturity	6.4 years	7.4 years	7.1 years
Short-Term
Reserves	1.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	7.7%
Commercial Mortgage-Backed	3.6
Finance	28.7
Foreign	3.2
Industrial	41.2
Treasury/Agency	8.2
Utilities	7.1
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.60
Beta	0.87	1.15

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.3%
1 - 3 Years	12.3
3 - 5 Years	17.4
5 - 7 Years	22.8
7 - 10 Years	44.4
10 - 20 Years	0.4
20 - 30 Years	0.1
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	8.3%
Aaa	10.3
Aa	12.5
A	47.5
Baa	19.5
Ba	0.4
Not Rated	1.5

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	6.20%	6.94%	6.02%	$17,936
••••••••	Barclays U.S. 5–10 Year Credit Bond
	Index	7.63	8.05	6.70	19,127
– – – –	Intermediate Investment-Grade Debt
	Funds Average	4.88	5.11	4.57	15,631
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445

Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	6.30%	7.06%	6.13%	$90,636
Barclays U.S. 5–10 Year Credit Bond Index	7.63	8.05	6.70	95,635
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.30%	2.08%	7.38%	9.71%
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	9.14%	7.45%	4.98%	1.09%	6.07%
Admiral Shares	2/12/2001	9.25	7.56	5.09	1.09	6.18

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.375%	1/15/16	461,675	461,315	2.4%
	United States Treasury Note/Bond	0.250%	8/15/15	185,000	184,538	0.9%
	United States Treasury Note/Bond	0.250%	5/15/15	154,983	154,789	0.8%
	United States Treasury Note/Bond	2.500%	4/30/15	105,000	110,168	0.6%
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	72,614	0.4%
	United States Treasury Note/Bond	0.375%	6/15/15	66,694	66,777	0.3%
	United States Treasury Note/Bond	2.000%	4/30/16	59,335	62,265	0.3%
	United States Treasury Note/Bond	1.000%	8/31/19	55,000	54,029	0.3%
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,172	0.3%
	United States Treasury Note/Bond	1.000%	8/31/16	50,000	50,805	0.3%
	United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,169	0.2%
	United States Treasury Note/Bond	0.250%	2/15/15	45,000	44,972	0.2%
[1,2]	United States Treasury
	Note/Bond	0.250%–9.875%	2/15/13–11/15/19	205,909	219,340	1.1%
					1,577,953	8.1%
Nonconventional Mortgage-Backed Securities †					818	0.0%
Total U.S. Government and Agency Obligations (Cost $1,567,029)					1,578,771	8.1%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Ally Master Owner Trust Series
	2010-4	1.276%	8/15/17	43,450	44,145	0.2%
[3,4]	American Express Credit Account
	Secured Note Trust 2004-2	0.876%	12/15/16	1,000	1,003	0.0%
3	American Express Credit Account
	Secured Note Trust 2012-1	0.476%	1/15/20	10,000	10,037	0.1%
3	American Express Credit Account
	Secured Note Trust
	2012-4	0.446%–0.756%	5/15/20	37,000	37,075	0.2%
5	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	24,950	28,363	0.2%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Banc of America Commercial
	Mortgage Trust 2007-2	5.634%	4/10/49	11,887	13,779	0.1%
	Banc of America Commercial
	Mortgage Trust 2008-1	6.212%	2/10/51	31,812	38,235	0.2%
5	Bear Stearns Commercial
	Mortgage Securities Trust
	2005-PWR7	4.945%	2/11/41	479	479	0.0%
	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.717%	6/11/40	20,740	24,254	0.1%
5	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	3,532	3,589	0.0%
3	Capital One Multi-asset
	Execution Trust 2007-A2	0.286%	12/16/19	79,750	79,256	0.4%
3	Capital One Multi-asset
	Execution Trust 2007-A5	0.246%	7/15/20	40,394	39,959	0.2%
3	Chase Issuance Trust 2007-C1	0.666%	4/15/19	6,100	6,029	0.0%
3	Chase Issuance Trust 2012-A10	0.466%	12/16/19	26,000	26,034	0.1%
3	Chase Issuance Trust 2012-A2	0.476%	5/15/19	21,000	21,059	0.1%
5	Chase Issuance Trust 2012-A3	0.790%	6/15/17	22,000	22,101	0.1%
	Chase Issuance Trust 2012-A7	2.160%	9/16/24	5,800	5,693	0.0%
[4,5]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	16,845	18,046	0.1%
[3,4]	Citibank Omni Master Trust
	2009-A14A	2.956%	8/15/18	5,825	6,045	0.0%
[4,5]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	71,322	76,619	0.4%
5	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	50,000	49,838	0.3%
5	Ford Credit Auto Lease Trust
	2011-B	1.420%	1/15/15	6,800	6,875	0.0%
[4,5]	Ford Credit Auto Lease Trust
	2012-B	1.100%	12/15/15	2,200	2,203	0.0%
5	Ford Credit Auto Owner Trust
	2010-A	2.930%–3.220%	11/15/15–3/15/16	2,210	2,277	0.0%
5	Ford Credit Floorplan Master
	Owner Trust	1.370%–1.820%	1/15/18	7,800	7,789	0.0%
[3,4,5] Ford Credit Floorplan Master
	Owner Trust A Series
	2010-3	1.906%–4.990%	2/15/17	37,215	39,006	0.2%
5	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,057	0.0%
5	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-4	0.940%–1.390%	9/15/16	8,700	8,727	0.1%
5	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.490%–2.140%	9/15/19	27,500	27,607	0.1%
3	GE Capital Credit Card
	Master Note Trust Series
	2011-2	1.206%	5/15/19	10,800	10,918	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
5	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,958	0.2%
5	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	2,500	2,520	0.0%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-1	0.775%	2/20/17	9,200	9,253	0.1%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.955%	4/22/19	13,000	13,142	0.1%
3	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.645%	10/20/17	10,000	10,016	0.1%
5	Greenwich Capital Commercial
	Funding Corp. Commercial
	Mortgage Trust 2006-GG7	5.867%	7/10/38	40,015	45,525	0.2%
5	GS Mortgage Securities
	Trust 2006-GG6	5.506%–5.553%	4/10/38	18,820	20,492	0.1%
4	GS Mortgage Securities
	Trust 2010-C2	5.227%	12/10/43	1,370	1,537	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-ALF	3.215%–3.563%	2/10/21	7,140	7,245	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.543%	3/10/44	2,650	3,002	0.0%
4	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	9,100	9,700	0.1%
[4,5]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	7,500	7,525	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,190	0.0%
5	GS Mortgage Securities
	Trust 2012-GCJ7	3.377%	5/10/45	2,500	2,661	0.0%
5	LB-UBS Commercial
	Mortgage Trust 2006-C7	5.347%	11/15/38	35,211	39,968	0.2%
5	Merrill Lynch Mortgage
	Trust 2007-C1	5.746%	6/12/50	1,717	1,724	0.0%
5	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	15,000	17,578	0.1%
5	Morgan Stanley Capital I
	Trust 2007-TOP27	5.652%	6/11/42	960	961	0.0%
5	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,440	2,604	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	8,100	8,333	0.1%
4	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				1,262,200	6.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,057,649)					2,157,231	11.1%
Corporate Bonds
Finance
	Banking
	American Express Bank FSB	6.000%	9/13/17	4,250	5,052	0.0%
	American Express
	Centurion Bank	5.950%–6.000%	6/12/17–9/13/17	23,060	27,316	0.1%
4	American Express Co.	2.650%	12/2/22	49,045	47,661	0.3%
5	American Express Co.	5.500%–7.000%	9/12/16–9/1/66	56,070	67,480	0.4%
	American Express
	Credit Corp.	2.375%–2.800%	9/19/16–3/24/17	7,700	8,032	0.0%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Associates Corp. of
North America	6.950%	11/1/18	3,855	4,695	0.0%
Bank of America Corp.	3.300%–7.625%	3/17/16–1/11/23	167,075	189,706	1.0%
Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,663	0.1%
Barclays Bank plc	5.125%	1/8/20	37,125	42,066	0.2%
Barclays Bank plc	6.750%	5/22/19	33,530	41,452	0.2%
Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	24,535	30,309	0.2%
BNP Paribas SA	5.000%	1/15/21	111,400	124,760	0.6%
Citigroup Inc.	4.500%	1/14/22	38,500	42,167	0.2%
Citigroup Inc.	3.953%–8.500%	6/15/16–8/9/20	96,158	115,820	0.6%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	62,000	62,031	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	56,500	59,767	0.3%
Goldman Sachs Group Inc.	5.250%	7/27/21	39,750	44,650	0.2%
Goldman Sachs Group Inc.	2.375%–7.500%	1/15/17–1/22/23	175,900	199,305	1.0%
HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	36,343	40,703	0.2%
HSBC Holdings plc	4.000%	3/30/22	62,600	66,273	0.3%
HSBC Holdings plc	5.100%	4/5/21	36,448	42,145	0.2%
HSBC Holdings plc	4.875%	1/14/22	11,500	13,032	0.1%
HSBC USA Inc.	5.000%	9/27/20	25,000	27,036	0.1%
JPMorgan Chase & Co.	3.150%–6.300%	3/1/16–1/25/23	181,810	198,431	1.0%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	19,824	0.1%
Lloyds TSB Bank plc	6.375%	1/21/21	52,092	64,115	0.3%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/2/17–11/15/18	43,770	51,758	0.3%
Morgan Stanley	3.800%–7.300%	4/29/16–7/28/21	160,905	183,331	1.0%
Royal Bank of Scotland plc	5.625%	8/24/20	42,526	49,541	0.3%
Royal Bank of Scotland plc	6.125%	1/11/21	35,000	42,168	0.2%
UBS AG	4.875%	8/4/20	77,100	87,778	0.5%
UBS AG	5.750%	4/25/18	48,525	57,107	0.3%
US Bancorp	2.950%	7/15/22	47,200	46,650	0.2%
Wells Fargo & Co.	4.600%	4/1/21	42,609	48,288	0.3%
Wells Fargo & Co.	3.500%	3/8/22	41,675	43,379	0.2%
Westpac Banking Corp.	4.875%	11/19/19	45,795	53,446	0.3%
4 Banking—Other †				1,186,207	6.1%
4 Brokerage †				220,780	1.2%
Finance Companies
5 General Electric Capital Corp.	2.300%–6.375%	4/27/17–11/15/67	188,575	209,199	1.1%
5 HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	5,062	0.0%
HSBC Finance Corp.	6.676%	1/15/21	143,189	169,224	0.9%
4 Finance Companies—Other †				68,738	0.3%
Insurance
Aetna Inc.	2.750%	11/15/22	42,000	40,653	0.2%
4 Insurance—Other †				849,842	4.4%
4 Other Finance †				45,209	0.2%
4 Real Estate Investment Trusts †				391,801	2.0%
				5,449,652	28.0%
Industrial
4 Basic Industry †				661,717	3.4%
Capital Goods
General Electric Co.	5.250%	12/6/17	34,925	40,850	0.2%
General Electric Co.	2.700%	10/9/22	17,000	16,753	0.1%
United Technologies Corp.	3.100%	6/1/22	52,570	54,234	0.3%
4 Capital Goods—Other †				870,118	4.4%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Communication
Cellco Partnership / Verizon
Wireless Capital LLC	8.500%	11/15/18	26,000	35,209	0.2%
Verizon
Communications Inc.	1.100%–8.750%	11/1/16–11/1/22	167,640	190,635	1.0%
4 Communication—Other †				880,016	4.5%
Consumer Cyclical
Ford Motor Credit Co. LLC	2.500%–8.125%	1/15/16–8/2/21	116,684	129,740	0.7%
Wal-Mart Stores Inc.	3.250%	10/25/20	38,195	40,907	0.2%
4 Consumer Cyclical—Other †				740,128	3.8%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.600%	3/1/17–3/1/19	17,400	20,483	0.1%
Anheuser-Busch InBev
Finance Inc.	2.625%	1/17/23	17,375	17,108	0.1%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	42,085	50,606	0.3%
Anheuser-Busch InBev
Worldwide Inc.	1.375%–7.750%	11/15/14–7/15/22	122,897	141,254	0.7%
Mondele¯ z International Inc.	5.375%	2/10/20	35,000	41,627	0.2%
Novartis Securities
Investment Ltd.	5.125%	2/10/19	34,894	41,609	0.2%
Pfizer Inc.	6.200%	3/15/19	36,000	45,078	0.3%
Philip Morris International Inc.	5.650%	5/16/18	36,555	43,938	0.2%
4 Consumer Noncyclical—Other †				1,854,924	9.5%
Energy
Chevron Corp.	2.355%	12/5/22	41,000	40,227	0.2%
ConocoPhillips	5.750%	2/1/19	38,935	47,504	0.2%
4 Energy—Other †				967,476	5.0%
4 Technology †				580,898	3.0%
4 Transportation †				269,220	1.4%
				7,822,259	40.2%
Utilities
4 Electric †				1,039,483	5.3%
4 Natural Gas †				286,348	1.5%
				1,325,831	6.8%
Total Corporate Bonds (Cost $13,643,965)				14,597,742	75.0%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $595,805) †				626,486	3.2%
Taxable Municipal Bonds (Cost $42,225) †				46,242	0.2%
Tax-Exempt Municipal Bonds (Cost $1,774) †				1,989	0.0%
Convertible Preferred Stocks (Cost $8,740) †				—	0.0%
Preferred Stocks (Cost $1,992) †				2,074	0.0%
		Coupon	Shares
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund (Cost $242,462)		0.143%	242,461,587	242,462	1.3%
Total Investments (Cost $18,161,641)				19,252,997	98.9%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value	of Net
	Date	Contracts	($000)	Assets
Liability for Options Written (0.0%)
Call options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.50	2/22/13	380	(196)	0.0%
Call options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	2/22/13	152	(123)	0.0%
Put options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.50	2/22/13	380	(279)	0.0%
Put options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	2/22/13	152	(81)	0.0%
Total Liability for Options Written (Premiums Received $710)			(679)	0.0%
Other Assets and Liabilities
Other Assets			673,430	3.5%
Other Liabilities			(459,773)	(2.4%)
			213,657	1.1%
Net Assets			19,465,975	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	18,196,672
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	151,117
Unrealized Appreciation (Depreciation)
Investment Securities	1,091,356
Futures Contracts	(1,370)
Options on Futures Contracts	31
Swap Contracts	28,169
Net Assets	19,465,975

Investor Shares—Net Assets
Applicable to 477,159,626 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,884,425
Net Asset Value Per Share—Investor Shares	$10.24

Admiral Shares—Net Assets
Applicable to 1,424,471,123 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,581,550
Net Asset Value Per Share—Admiral Shares	$10.24

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $12,438,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $21,000 have been segregated as collateral for open swap contracts.
3 Adjustable-rate security.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $1,512,512,000, representing 7.8% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations
Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends	339
Interest[1]	656,838
Total Income	657,177
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,416
Management and Administrative—Investor Shares	7,991
Management and Administrative—Admiral Shares	9,278
Marketing and Distribution—Investor Shares	1,409
Marketing and Distribution—Admiral Shares	2,638
Custodian Fees	218
Auditing Fees	40
Shareholders’ Reports—Investor Shares	120
Shareholders’ Reports—Admiral Shares	61
Trustees’ Fees and Expenses	20
Total Expenses	23,191
Net Investment Income	633,986
Realized Net Gain (Loss)
Investment Securities Sold	473,572
Futures Contracts	10,126
Options on Futures Contracts	(589)
Swap Contracts	14,588
Realized Net Gain (Loss)	497,697
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,803)
Futures Contracts	(3,111)
Options on Futures Contracts	31
Swap Contracts	(11,854)
Change in Unrealized Appreciation (Depreciation)	(46,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,084,946
1 Interest income from an affiliated company of the fund was $489,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets
	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	633,986	626,597
Realized Net Gain (Loss)	497,697	320,508
Change in Unrealized Appreciation (Depreciation)	(46,737)	376,968
Net Increase (Decrease) in Net Assets Resulting from Operations	1,084,946	1,324,073
Distributions
Net Investment Income
Investor Shares	(174,913)	(195,898)
Admiral Shares	(471,180)	(446,779)
Realized Capital Gain[1]
Investor Shares	(95,277)	(97,759)
Admiral Shares	(269,094)	(221,157)
Total Distributions	(1,010,464)	(961,593)
Capital Share Transactions
Investor Shares	15,503	82,230
Admiral Shares	3,127,849	1,441,685
Net Increase (Decrease) from Capital Share Transactions	3,143,352	1,523,915
Total Increase (Decrease)	3,217,834	1,886,395
Net Assets
Beginning of Period	16,248,141	14,361,746
End of Period	19,465,975	16,248,141

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $83,279,000 and $19,827,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.18	$9.94	$9.81	$8.64	$9.93
Investment Operations
Net Investment Income	.354	.418	.458	.468	.505
Net Realized and Unrealized Gain (Loss)
on Investments	.266	.463	.372	1.220	(1.239)
Total from Investment Operations	.620	.881	.830	1.688	(.734)
Distributions
Dividends from Net Investment Income	(.360)	(.428)	(.473)	(.478)	(.506)
Distributions from Realized Capital Gains	(.200)	(.213)	(.227)	(.040)	(.050)
Total Distributions	(.560)	(.641)	(.700)	(.518)	(.556)
Net Asset Value, End of Period	$10.24	$10.18	$9.94	$9.81	$8.64

Total Return[1]	6.20%	9.18%	8.64%	20.11%	-7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,884	$4,837	$4,645	$5,489	$3,577
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.24%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.41%	4.17%	4.56%	5.05%	5.50%
Portfolio Turnover Rate	62%	49%	39%	69%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.18	$9.94	$9.81	$8.64	$9.93
Investment Operations
Net Investment Income	.364	.428	.470	.480	.514
Net Realized and Unrealized Gain (Loss)
on Investments	.266	.463	.372	1.220	(1.239)
Total from Investment Operations	.630	.891	.842	1.700	(.725)
Distributions
Dividends from Net Investment Income	(.370)	(.438)	(.485)	(.490)	(.515)
Distributions from Realized Capital Gains	(.200)	(.213)	(.227)	(.040)	(.050)
Total Distributions	(.570)	(.651)	(.712)	(.530)	(.565)
Net Asset Value, End of Period	$10.24	$10.18	$9.94	$9.81	$8.64

Total Return[1]	6.30%	9.29%	8.77%	20.26%	-7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,582	$11,411	$9,717	$8,601	$4,765
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.51%	4.27%	4.68%	5.18%	5.60%
Portfolio Turnover Rate	62%	49%	39%	69%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on quarterly average aggregate settlement values.

Intermediate-Term Investment-Grade Fund

Options on futures contracts are also valued based upon their quoted daily settlement prices.

The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2013, the fund’s average value of options written represented less than 1% of net assets, based on quarterly average market values.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid

Intermediate-Term Investment-Grade Fund

debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended January 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on quarterly average notional amounts. The average amount of interest rate swaps represented 5% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $2,656,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,578,771	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,152,104	5,127
Corporate Bonds	—	14,591,225	6,517
Sovereign Bonds	—	626,486	—
Taxable Municipal Bonds	—	46,242	—
Tax-Exempt Municipal Bonds	—	1,989	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	2,074	—	—
Temporary Cash Investments	242,462	—	—
Futures Contracts—Assets[1]	1,318	—	—
Futures Contracts—Liabilities[1]	(2,720)	—	—
Liability for Options Written	(679)	—	—
Swap Contracts—Assets	—	29,920	—
Swap Contracts—Liabilities	—	(1,751)	—
Total	242,455	19,024,986	11,644
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	29,604	1,634	31,238
Liabilities	(3,797)	(1,353)	(5,150)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2013, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	10,126	—	10,126
Options on Futures Contracts	(589)	—	(589)
Swap Contracts	18,798	(4,210)	14,588
Realized Net Gain (Loss) on Derivatives	28,335	(4,210)	24,125

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,111)	—	(3,111)
Options on Futures Contracts	31	—	31
Swap Contracts	(11,835)	(19)	(11,854)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(14,915)	(19)	(14,934)

At January 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2013	12,488	1,545,195	(6,809)
10-Year U.S. Treasury Note	March 2013	(3,919)	(514,491)	2,274
30-Year U.S. Treasury Bond	March 2013	(2,572)	(369,002)	3,656
2-Year U.S. Treasury Note	March 2013	(1,267)	(279,275)	(23)
Ultra Long U. S. Treasury Bond	March 2013	228	35,689	(468)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At January 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	3/20/18	GSCM	10,000	(194)	1.000	(24)
AT&T/A3	3/20/18	GSCM	10,000	64	1.000	—
Bank of America Corp./Baa2	12/20/17	MSCS	7,680	278	1.000	231
Belgium (Kingdom of)/Aa3	9/20/17	RBS	1,200	52	1.000	68
British Sky Broadcasting Group PLC/
Baa1	3/20/18	BARC	10,000	(177)	1.000	(41)
Genworth Financial Inc./Baa3	3/20/18	BOANA	4,000	(480)	5.000	(56)
Lockheed Martin Corporation/Baa1	3/20/18	BOANA	10,000	(183)	1.000	(34)
Nordstrom Inc./Baa1	12/20/17	JPMC	10,000	(166)	1.000	(64)
Pearson Plc/Baa1	3/20/18	BARC	10,000	(199)	1.000	(128)
Pepsico Inc./Aa3	3/20/18	JPMC	10,000	286	1.000	—
Procter & Gamble Company/Aa3	3/20/18	CSFBI	10,000	(327)	1.000	(19)
Societe Generale/A2	3/20/18	DBAG	9,300	626	3.000	1,149
Telstra Corp Ltd./A2	3/20/18	DBAG	10,000	(204)	1.000	(70)
Tesco Plc/Baa1	3/20/18	GSCM	10,000	49	1.000	—
			122,180			1,012

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
Aetna Inc.	3/20/18	DBAG	6,000	132	(1.000)	(21)
Austria (Republic of)	9/20/17	BNPSW	1,200	(27)	(1.000)	(58)
Avon Products Inc.	3/20/18	BOANA	6,000	(81)	(5.000)	(118)
Bank of America Corp.	12/20/14	DBAG	3,130	(14)	(1.000)	(55)
Bank of America Corp.	12/20/14	BARC	3,130	(14)	(1.000)	(54)
Beam Inc.	3/20/18	CSFBI	6,000	138	(1.000)	4
Brazil (Federative Republic of)	12/20/15	BOANA	1,500	(11)	(1.000)	(21)
British Telecommunications Plc	3/20/18	BARC	6,000	—	(1.000)	—
Cisco Systems Inc.	3/20/18	CSFBI	6,000	114	(1.000)	(1)
Danske BK A/S	12/20/15	BARC	2,645	(9)	(1.000)	(33)
Dow Chemical Company (The)	3/20/18	BOANA	6,000	(10)	(1.000)	18
Encana Corp.	3/20/18	BOANA	6,000	(93)	(1.000)	113
Hillshire Brands Co.	3/20/18	DBAG	6,000	(98)	(1.000)	40
Merrill Lynch & Co Inc.	12/20/17	MSCS	7,680	(254)	(1.000)	(209)
Mexico (United Mexican State)	12/20/15	BOANA	1,500	(13)	(1.000)	(32)
Morgan Stanley	9/20/15	BARC	4,400	(127)	(1.000)	(160)
Norfolk Southern Corporation	3/20/18	JPMC	6,000	203	(1.000)	5
PPG Industries Inc.	3/20/18	DBAG	6,000	104	(1.000)	—
Safeway Inc.	3/20/18	DBAG	6,000	637	(1.000)	—
Stanley Black & Decker Inc.	3/20/18	MSCS	6,000	64	(1.000)	(1)
Textron Inc.	3/20/18	BNPSW	6,000	(93)	(1.000)	6
Time Warner Inc.	3/20/18	DBAG	6,000	136	(1.000)	—
Viacom Inc.	3/20/18	DBAG	6,000	77	(1.000)	—
Wellpoint Inc.	12/20/17	CSFBI	10,000	(37)	(1.000)	(64)
Wells Fargo & Company	3/20/15	GSCM	4,400	(16)	(1.000)	(90)
			129,585			(731)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC
RBS—The Royal Bank of Scotland plc.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/15/2013	WFC	11,800	1.705	(0.206)[2]	7
2/15/2013	WFC	725	1.890	(0.206)[2]	1
2/15/2013	WFC	10,170	1.725	(0.206)[2]	6
2/15/2013	WFC	234	0.801	(0.206)[2]	0
2/15/2013	WFC	1,450	0.910	(0.206)[2]	1
2/20/2013	WFC	6,220	1.926	(0.205)[2]	6
2/20/2013	WFC	5,135	0.799	(0.205)[2]	2
6/2/2013	BOANA	4,307	0.755	(0.311)[3]	6
9/15/2013	GSCM	12,000	1.254	(0.206)[2]	77
9/15/2013	WFC	4,374	0.698	(0.206)[2]	13
10/15/2013	WFC	3,430	1.023	(0.206)[2]	19
10/15/2013	WFC	4,000	0.410	(0.206)[2]	5
12/1/2013	GSCM	2,540	2.584	(0.311)[3]	48
12/1/2013	WFC	4,005	2.582	(0.311)[3]	75
12/1/2013	GSCM	41,858	2.584	(0.311)[3]	785
2/14/2014	WFC	21,200	1.022	(0.206)[2]	171
2/25/2014	WFC	8,890	0.201	(0.204)[2]	(4)
3/6/2014	GSCM	18,138	2.448	(0.208)[2]	439
5/15/2014	GSCM	1,000	1.528	(0.206)[2]	17
5/16/2014	WFC	8,640	1.083	(0.310)[3]	81
6/15/2014	WFC	4,400	2.338	(0.206)[2]	126
6/15/2014	WFC	40	2.577	(0.206)[2]	1
6/15/2014	WFC	1,200	1.150	(0.206)[2]	15
8/15/2014	JPMC	3,505	1.501	(0.206)[2]	67
8/15/2014	GSCM	620	1.350	(0.206)[2]	11
8/15/2014	BOANA	1,700	0.266	(0.206)[2]	0
9/22/2014	BOANA	18,000	0.553	(0.205)[2]	87
10/15/2014	WFC	6,455	1.130	(0.206)[2]	95
12/15/2014	GSCM	3,073	0.553	(0.206)[2]	145
2/15/2015	BOANA	2,790	1.799	(0.206)[2]	85
2/15/2015	WFC	8,600	1.634	(0.206)[2]	234
2/15/2015	WFC	9,600	1.868	(0.206)[2]	307
2/17/2015	GSCM	14,170	2.555	(0.311)[3]	613
2/20/2015	BARC	9,200	0.536	(0.205)[2]	46
3/24/2015	GSCM	1,520	2.910	(0.205)[2]	84
5/15/2015	CSFBI	13,500	0.581	(0.206)[2]	75
7/15/2015	CSFBI	12,100	0.393	(0.206)[2]	8

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
8/15/2015	GSCM	57,710	1.588	(0.206)[2]	1,750
9/15/2015	BOANA	20,300	0.388	(0.206)[2]	(7)
10/20/2015	BOANA	10,000	0.390	(0.205)[2]	(8)
10/21/2015	WFC	18,475	1.485	(0.302)[3]	483
2/22/2016	BNPSW	2,050	0.522	(0.312)[3]	2
5/16/2016	GSCM	10,800	0.434	(0.206)[2]	27
5/19/2016	WFC	8,700	1.454	(0.311)[3]	129
6/15/2016	BOANA	11,599	0.299	(0.206)[2]	(5)
10/25/2016	WFC	15,200	1.714	(0.301)[3]	563
1/15/2017	BARC	1,130	2.971	(0.206)[2]	101
2/15/2017	WFC	17,000	3.373	(0.206)[2]	1,810
2/15/2017	GSCM	365	3.433	(0.206)[2]	40
2/15/2017	BARC	1,490	3.180	(0.206)[2]	147
2/15/2017	WFC	950	2.407	(0.206)[2]	65
2/15/2017	WFC	5,700	2.407	(0.206)[2]	388
2/15/2017	BARC	1,145	2.287	(0.206)[2]	72
2/15/2017	BOANA	58,800	1.875	(0.206)[2]	2,750
2/15/2017	WFC	400	0.714	(0.206)[2]	0
4/20/2017	GSCM	13,000	0.960	(0.205)[2]	117
5/5/2017	BOANA	19,000	0.876	(0.206)[2]	98
5/15/2017	BNPSW	21,000	0.906	(0.206)[2]	129
6/15/2017	RABO	10,000	0.851	(0.206)[2]	30
9/15/2017	GSCM	24,600	3.520	(0.206)[2]	2,991
9/15/2017	BARC	5,400	3.363	(0.206)[2]	618
9/15/2017	GSCM	9,295	2.533	(0.206)[2]	713
9/15/2017	WFC	1,100	2.345	(0.206)[2]	75
9/15/2017	BOANA	5,910	0.755	(0.206)[2]	(24)
10/16/2017	WFC	30,000	0.750	(0.206)[2]	(162)
10/16/2017	WFC	7,000	0.750	(0.206)[2]	(38)
12/15/2017	GSCM	26,000	0.788	(0.206)[2]	(150)
3/15/2019	GSCM	4,990	1.399	(0.206)[2]	52
4/25/2019	WFC	11,550	2.053	(0.301)[3]	529
4/25/2019	WFC	5,500	2.756	(0.301)[3]	375
4/25/2020	JPMC	35,700	3.024	(0.301)[3]	3,659
4/25/2020	GSCM	6,000	2.794	(0.301)[3]	425
6/25/2021	GSCM	5,720	3.143	(0.310)[3]	580
10/25/2021	WFC	6,500	3.328	(0.301)[3]	744

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/25/2022	UBSAG	3,935	2.491	(0.312)[3]	207
11/25/2022	BARC	17,900	2.758	(0.312)[3]	1,406
1/25/2023	WFC	3,000	3.144	(0.301)[3]	311
7/25/2023	BARC	24,625	3.483	(0.301)[3]	3,142
					27,888

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank N.A.
RABO—Rabobank International.
UBSAG—UBS AG
WFC—Wells Fargo Bank N.A.
2 Based on 1-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2013, counterparties had deposited in segregated accounts securities with a value of $82,221,000 in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $39,780,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $12,107,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2013, the fund had short-term and long-term capital gains of $21,533,000 and $137,476,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $9,123,000 through January 31, 2013, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Intermediate-Term Investment-Grade Fund

At January 31, 2013, the cost of investment securities for tax purposes was $18,170,872,000. Net unrealized appreciation of investment securities for tax purposes was $1,082,125,000, consisting of unrealized gains of $1,199,097,000 on securities that had risen in value since their purchase and $116,972,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2013, the fund purchased $10,073,252,000 of investment securities and sold $7,883,663,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,281,748,000 and $2,957,230,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2013:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2012	—	—
Options written	7,592	3,639
Options expired	(983)	(392)
Options closed	(5,545)	(2,537)
Options exercised	—	—
Options open at January 31, 2013	1,064	710

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,020,863	196,624	1,769,812	176,272
Issued in Lieu of Cash Distributions	214,777	20,876	235,243	23,548
Redeemed	(2,220,137)	(215,583)	(1,922,825)	(191,966)
Net Increase (Decrease) —Investor Shares	15,503	1,917	82,230	7,854
Admiral Shares
Issued	5,232,696	507,523	3,397,279	338,652
Issued in Lieu of Cash Distributions	598,470	58,119	530,032	53,052
Redeemed	(2,703,317)	(262,314)	(2,485,626)	(248,442)
Net Increase (Decrease)—Admiral Shares	3,127,849	303,328	1,441,685	143,262

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	4.12%	4.22%

Financial Attributes
		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	475	913	8,079
Yield to Maturity
(before expenses)	4.5%	4.3%	1.9%
Average Coupon	6.0%	5.8%	3.5%
Average Duration	13.6 years	14.0 years	5.2 years
Average Effective
Maturity	24.2 years	24.9 years	7.1 years
Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Finance	23.2%
Foreign	1.5
Industrial	40.7
Treasury/Agency	2.5
Utilities	13.4
Other	18.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.98	0.63
Beta	1.02	2.63

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 5 Years	0.6%
5 - 10 Years	9.9
10 - 20 Years	17.4
20 - 30 Years	66.2
Over 30 Years	5.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	2.5%
Aaa	1.5
Aa	16.1
A	52.5
Baa	23.8
Not Rated	3.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	7.39%	9.68%	7.49%	$20,591
••••••••	Barclays U.S. Long Credit A or Better
	Bond Index	6.35	9.08	7.14	19,924
– – – –	Corporate A-Rated Debt Funds
	Average	4.95	5.44	4.74	15,889
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	7.49%	9.80%	7.61%	$104,096
Barclays U.S. Long Credit A or Better Bond Index	6.35	9.08	7.14	99,621
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.92%	2.17%	8.09%	7.68%
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	11.66%	10.01%	5.85%	1.82%	7.67%
Admiral Shares	2/12/2001	11.77	10.13	5.96	1.82	7.78

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities[1]
1	United States Treasury Note/Bond 4.500%		2/15/36	130,000	164,613	1.2%
1	United States Treasury
	Note/Bond	3.000%–3.500%	2/15/39–5/15/42	41,850	43,136	0.3%
	United States Treasury
	Strip Principal	0.000%	2/15/36	100,000	48,375	0.4%
					256,124	1.9%

Agency Notes †					84,939	0.6%
Total U.S. Government and Agency Obligations (Cost $338,604)					341,063	2.5%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.875%	2/7/42	19,635	23,834	0.2%
	Bank of America NA	6.000%	10/15/36	52,750	63,496	0.5%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	110,616	0.8%
	Citigroup Inc.	6.625%	6/15/32	60,905	70,504	0.5%
	Citigroup Inc.	5.850%–8.125%	6/1/25–1/30/42	182,487	212,128	1.6%
	Goldman Sachs Group Inc.	6.750%	10/1/37	73,355	82,623	0.6%
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	65,625	0.5%
	Goldman Sachs Group Inc.	6.450%	5/1/36	58,000	62,684	0.5%
	Goldman Sachs Group Inc.	6.250%	2/1/41	37,000	44,814	0.3%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	83,475	96,436	0.7%
	HSBC Holdings plc	6.800%	6/1/38	93,749	121,689	0.9%
	HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	54,800	69,541	0.5%
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	121,540	0.9%
	JPMorgan Chase & Co.	5.400%–6.000%	1/15/18–1/6/42	41,535	48,903	0.3%
	Merrill Lynch & Co. Inc.	6.110%–7.750%	1/29/37–5/14/38	75,605	89,802	0.7%
	Wachovia Bank NA	6.600%	1/15/38	61,225	80,922	0.6%
	Wachovia Bank NA	5.850%	2/1/37	34,350	41,447	0.3%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	49,830	59,846	0.4%
Wells Fargo Bank NA	5.950%	8/26/36	42,195	51,435	0.4%
2 Banking—Other †				229,051	1.7%
2 Brokerage †				36,152	0.3%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	127,220	161,151	1.2%
General Electric Capital Corp.	5.875%	1/14/38	115,955	135,816	1.0%
General Electric Capital Corp.	6.875%	1/10/39	57,420	75,488	0.5%
General Electric
Capital Corp.	5.300%–6.250%	2/11/21–12/15/49	24,960	27,859	0.2%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	39,775	39,379	0.3%
2 New York Life Insurance Co.	5.875%	5/15/33	50,275	60,828	0.5%
UnitedHealth Group Inc.	5.800%	3/15/36	50,236	59,466	0.4%
UnitedHealth Group Inc.	4.375%–6.875%	6/15/37–3/15/42	110,500	130,725	1.0%
2 Insurance—Other †				570,354	4.2%
Real Estate Investment Trusts †				15,829	0.1%
				3,059,983	22.6%
Industrial
Basic Industry †				56,473	0.4%
Capital Goods
General Electric Co.	4.125%	10/9/42	9,925	9,797	0.1%
United Technologies Corp.	4.500%	6/1/42	91,130	97,290	0.7%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	68,625	90,422	0.7%
2 Capital Goods—Other †				248,572	1.8%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	40,771	0.3%
AT&T Inc.	5.350%	9/1/40	103,161	113,122	0.8%
2 AT&T Inc.	4.350%	6/15/45	84,348	79,980	0.6%
2 AT&T Inc.	4.300%–6.550%	9/1/37–12/15/42	127,923	147,046	1.1%
France Telecom SA	8.500%	3/1/31	44,675	65,254	0.5%
GTE Corp.	6.940%	4/15/28	20,000	25,994	0.2%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,456	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,184	0.1%
Verizon Communications Inc.	6.400%	2/15/38	53,849	68,725	0.5%
Verizon Communications Inc.	3.850%–7.350%	9/15/35–11/1/42	146,263	178,775	1.3%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	42,522	0.3%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,311	0.1%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,306	0.1%
2 Communication—Other †				451,500	3.3%
Consumer Cyclical
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	109,869	0.8%
Wal-Mart Stores Inc.	5.625%	4/15/41	69,850	87,671	0.7%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	73,192	0.5%
Wal-Mart Stores Inc.	4.875%–6.500%	9/1/35–10/25/40	88,644	111,131	0.8%
Consumer Cyclical—Other †				538,565	4.0%
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	42,455	67,437	0.5%
AstraZeneca plc	6.450%	9/15/37	70,480	92,301	0.7%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	68,922	0.5%
Merck & Co. Inc.	3.600%–6.550%	12/1/33–9/15/42	109,016	145,446	1.1%
Pfizer Inc.	7.200%	3/15/39	46,000	68,128	0.5%
Pharmacia Corp.	6.750%	12/15/27	28,000	37,186	0.3%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
2 Roche Holdings Inc.	7.000%	3/1/39	47,905	69,913	0.5%
Wyeth LLC	5.950%	4/1/37	72,150	92,864	0.7%
2 Consumer Noncyclical—Other †				1,032,147	7.6%
Energy
Apache Corp.	4.750%	4/15/43	68,960	71,078	0.5%
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	34,804	0.3%
ConocoPhillips	6.500%	2/1/39	68,735	93,983	0.7%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	42,468	0.3%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,642	0.0%
Shell International Finance BV	6.375%	12/15/38	75,000	102,617	0.8%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	51,054	0.4%
2 Energy—Other †				141,587	1.0%
2 Other Industrial †				36,442	0.3%
Technology
International Business
Machines Corp.	7.000%	10/30/25	50,400	71,323	0.5%
Technology—Other †				242,493	1.8%
Transportation
Burlington Northern
Santa Fe LLC	4.375%–6.875%	12/1/27–9/1/42	54,530	63,423	0.4%
2 Transportation—Other †				52,037	0.4%
				5,377,223	39.7%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	64,370	0.5%
Carolina Power & Light Co.	5.700%	4/1/35	7,500	8,917	0.1%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,972	0.5%
Duke Energy Carolinas LLC	4.000%–5.300%	2/15/40–9/30/42	50,490	51,552	0.4%
Duke Energy Indiana Inc.	4.200%–6.350%	10/15/35–3/15/42	22,995	25,010	0.2%
Florida Power Corp.	6.750%	2/1/28	22,375	26,992	0.2%
MidAmerican Energy
Holdings Co.	6.125%	4/1/36	18,100	22,570	0.1%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	59,540	88,401	0.6%
Pacific Gas & Electric Co.	3.750%–6.350%	3/1/34–8/15/42	129,909	160,110	1.2%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	94,985	119,229	0.9%
Virginia Electric & Power Co.	6.000%	5/15/37	60,105	77,761	0.5%
Electric—Other †				850,015	6.3%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	74,307	0.6%
Natural Gas—Other †				132,720	1.0%
				1,767,926	13.1%
Total Corporate Bonds (Cost $8,722,761)				10,205,132	75.4%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $190,422) †				203,288	1.5%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	59,240	67,940	0.5%
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	50,115	67,584	0.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.263%–7.043%	4/1/30–4/1/50	62,795	84,149	0.6%
California GO	7.300%	10/1/39	109,045	152,092	1.1%
California GO	7.600%	11/1/40	73,985	109,964	0.8%
California GO	7.550%	4/1/39	56,175	81,124	0.6%
California GO	7.500%–7.625%	4/1/34–3/1/40	67,615	96,889	0.7%
Illinois GO	5.100%	6/1/33	194,445	191,009	1.4%
Illinois GO	4.950%–5.877%	3/1/19–6/1/23	20,595	23,317	0.2%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	64,235	85,643	0.6%
3 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	64,422	0.5%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	66,915	94,024	0.7%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	57,834	83,977	0.6%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	66,455	94,682	0.7%
Port Authority of New York
& New Jersey Revenue	4.458%–6.040%	12/1/24–10/1/62	140,330	156,742	1.2%
President & Fellows of
Harvard College
Massachusetts GO	6.300%	10/1/37	60,993	70,521	0.5%
State of California	6.509%	4/1/39	28,365	32,371	0.3%
Taxable Municipal Bonds—Other †				909,992	6.7%
Total Taxable Municipal Bonds (Cost $2,151,887)				2,466,442	18.2%
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/13, Repurchase Value
$2,800,000, collateralized by
Federal National Mortgage Assn.
2.491%, 5/1/42)	0.160%	2/1/13	2,800	2,800	0.0%
Bank of Montreal
(Dated 1/31/13, Repurchase Value
$100,000,000, collateralized by
U.S. Treasury Note/Bond
0.750%–1.250%, 9/15/13–4/15/14)	0.160%	2/1/13	100,000	100,000	0.7%
Citigroup Global Markets Inc.
(Dated 1/31/13, Repurchase Value
$100,000,000, collateralized by
U.S. Treasury Note/Bond
1.250%–2.750%, 4/30/15–8/15/42)	0.130%	2/1/13	100,000	100,000	0.8%
				202,800	1.5%
Total Temporary Cash Investments (Cost $202,800)				202,800	1.5%
Total Investments (Cost $11,606,474)				13,418,725	99.1%

Long-Term Investment-Grade Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	235,345	1.7%
Liabilities	(113,928)	(0.8%)
	121,417	0.9%
Net Assets	13,540,142	100.0%

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	11,667,577
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	52,223
Unrealized Appreciation (Depreciation)
Investment Securities	1,812,251
Swap Contracts	8,091
Net Assets	13,540,142

Investor Shares—Net Assets
Applicable to 415,782,605 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,428,565
Net Asset Value Per Share—Investor Shares	$10.65

Admiral Shares—Net Assets
Applicable to 855,457,977 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,111,577
Net Asset Value Per Share—Admiral Shares	$10.65

See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $16,026,000 have been segregated as collateral for open swap contracts.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $1,061,305,000, representing 7.8% of net assets.

3 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp. GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations
Year Ended
January 31, 2013
($000)
Investment Income
Income
Interest	606,620
Total Income	606,620
Expenses
Investment Advisory Fees—Note B	2,354
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,820
Management and Administrative—Admiral Shares	6,424
Marketing and Distribution—Investor Shares	904
Marketing and Distribution—Admiral Shares	1,714
Custodian Fees	85
Auditing Fees	36
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	30
Total Expenses	19,456
Net Investment Income	587,164
Realized Net Gain (Loss)
Investment Securities Sold	207,788
Futures Contracts	(9,682)
Swap Contracts	(7,753)
Realized Net Gain (Loss)	190,353
Change in Unrealized Appreciation (Depreciation)
Investment Securities	93,523
Futures Contracts	(2,561)
Swap Contracts	1,256
Change in Unrealized Appreciation (Depreciation)	92,218
Net Increase (Decrease) in Net Assets Resulting from Operations	869,735

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	587,164	536,123
Realized Net Gain (Loss)	190,353	203,388
Change in Unrealized Appreciation (Depreciation)	92,218	1,312,245
Net Increase (Decrease) in Net Assets Resulting from Operations	869,735	2,051,756
Distributions
Net Investment Income
Investor Shares	(205,549)	(210,721)
Admiral Shares	(391,179)	(331,646)
Realized Capital Gain[1]
Investor Shares	(47,712)	(32,862)
Admiral Shares	(94,518)	(54,247)
Total Distributions	(738,958)	(629,476)
Capital Share Transactions
Investor Shares	23,343	3,183
Admiral Shares	1,932,737	918,204
Net Increase (Decrease) from Capital Share Transactions	1,956,080	921,387
Total Increase (Decrease)	2,086,857	2,343,667
Net Assets
Beginning of Period	11,453,285	9,109,618
End of Period	13,540,142	11,453,285

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $12,656,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.50	$9.15	$9.04	$8.19	$9.02
Investment Operations
Net Investment Income	.491	.515	.516	.517	.514
Net Realized and Unrealized Gain (Loss)
on Investments	.274	1.439	.117	.857	(.829)
Total from Investment Operations	.765	1.954	.633	1.374	(.315)
Distributions
Dividends from Net Investment Income	(.499)	(.521)	(.523)	(.524)	(.515)
Distributions from Realized Capital Gains	(.116)	(.083)	—	—	—
Total Distributions	(.615)	(.604)	(.523)	(.524)	(.515)
Net Asset Value, End of Period	$10.65	$10.50	$9.15	$9.04	$8.19

Total Return[1]	7.39%	21.97%	7.01%	17.29%	-3.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,429	$4,340	$3,770	$4,082	$3,471
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.24%	0.26%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.57%	5.25%	5.53%	6.01%	6.09%
Portfolio Turnover Rate	21%	29%	19%	21%	24%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.50	$9.15	$9.04	$8.19	$9.02
Investment Operations
Net Investment Income	.502	.525	.528	.528	.522
Net Realized and Unrealized Gain (Loss)
on Investments	.274	1.439	.117	.857	(.829)
Total from Investment Operations	.776	1.964	.645	1.385	(.307)
Distributions
Dividends from Net Investment Income	(.510)	(.531)	(.535)	(.535)	(.523)
Distributions from Realized Capital Gains	(.116)	(.083)	—	—	—
Total Distributions	(.626)	(.614)	(.535)	(.535)	(.523)
Net Asset Value, End of Period	$10.65	$10.50	$9.15	$9.04	$8.19

Total Return[1]	7.49%	22.09%	7.14%	17.44%	-3.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,112	$7,113	$5,340	$4,155	$2,413
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.67%	5.35%	5.65%	6.14%	6.19%
Portfolio Turnover Rate	21%	29%	19%	21%	24%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2013, the fund’s average investments in long futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values. The fund had no open futures contracts at January 31, 2013.

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay

Long-Term Investment-Grade Fund

the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended January 31, 2013, the fund’s average amounts of credit protection sold and credit protection purchased represented 6% and less than 1% of net assets, respectively, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2013, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $1,873,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	341,063	—
Corporate Bonds	—	10,205,132	—
Sovereign Bonds	—	203,288	—
Taxable Municipal Bonds	—	2,466,442	—
Temporary Cash Investments	—	202,800	—
Swap Contracts—Assets	—	9,701	—
Swap Contracts—Liabilities	—	(1,610)	—
Total	—	13,426,816	—

Long-Term Investment-Grade Fund

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2013, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,682)	—	(9,682)
Swap Contracts	—	(7,753)	(7,753)
Realized Net Gain (Loss) on Derivatives	(9,682)	(7,753)	(17,435)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,561)	—	(2,561)
Swap Contracts	—	1,256	1,256
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(2,561)	1,256	(1,305)

F. At January 31, 2013, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX—IG11—10yr/Baa1[2]	12/20/18	GSI	198,400	2,579	1.400%	5,097
CDX—IG14—10yr/Baa1[3]	6/20/20	BOANA	100,000	120	1.000%	(779)
CDX—IG16—10yr/Baa1[4]	6/20/21	GSI	200,000	3,472	1.000%	(182)
CDX—IG18—10yr/Baa1[5]	6/20/22	GSI	50,000	1,301	1.000%	328
CDX—IG19—10yr/Baa1[6]	12/20/22	DBAG	200,000	6,506	1.000%	1,228
CDX—IG19—10yr/Baa1[6]	12/20/22	BOANA	200,000	6,568	1.000%	1,291
CDX—IG19—10yr/Baa1[6]	12/20/22	BOANA	300,000	9,672	1.000%	1,757
			1,248,400			8,740

Credit Protection Purchased
XL Capital Ltd.	12/20/13	GSI	8,500	(277)	(5.000%)	(649)
						8,091

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
2 Investment Grade Corporate Credit Default Swap Index—Version 11.
3 Investment Grade Corporate Credit Default Swap Index—Version 14.
4 Investment Grade Corporate Credit Default Swap Index—Version 16.
5 Investment Grade Corporate Credit Default Swap Index—Version 18.
6 Investment Grade Corporate Credit Default Swap Index—Version 19.

Long-Term Investment-Grade Fund

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,398,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $9,564,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2013, the fund had short-term and long-term capital gains of $10,000 and $52,214,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2013, the cost of investment securities for tax purposes was $11,606,474,000. Net unrealized appreciation of investment securities for tax purposes was $1,812,251,000, consisting of unrealized gains of $1,881,224,000 on securities that had risen in value since their purchase and $68,973,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2013, the fund purchased $3,448,959,000 of investment securities and sold $1,892,891,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $904,400,000 and $761,108,000, respectively.

I. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,097,775	102,417	1,296,248	131,084
Issued in Lieu of Cash Distributions	239,661	22,290	231,275	23,416
Redeemed	(1,314,093)	(122,082)	(1,524,340)	(153,162)
Net Increase (Decrease)—Investor Shares	23,343	2,625	3,183	1,338
Admiral Shares
Issued	3,167,227	293,288	1,559,029	158,874
Issued in Lieu of Cash Distributions	407,610	37,842	332,205	33,575
Redeemed	(1,642,100)	(152,787)	(973,030)	(98,666)
Net Increase (Decrease)—Admiral Shares	1,932,737	178,343	918,204	93,783

J. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	4.24%	4.34%

Financial Attributes

		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	395	2,009	8,079
Yield to Maturity
(before expenses)	5.0%	6.6%	1.9%
Average Coupon	6.7%	7.8%	3.5%
Average Duration	4.4 years	4.1 years	5.2 years
Average Effective
Maturity	4.9 years	6.7 years	7.1 years
Short-Term
Reserves	3.5%	—	—

Sector Diversification (% of portfolio)
Basic Industry	9.6%
Capital Goods	9.9
Communication	19.7
Consumer Cyclical	12.1
Consumer Non-Cyclical	13.0
Energy	7.0
Finance	9.5
Technology	9.4
Transportation	1.3
Treasury / Agency	1.5
Utilities	7.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.97	0.00
Beta	0.88	0.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.4%
1 - 5 Years	46.4
5 - 10 Years	38.6
10 - 20 Years	3.7
20 - 30 Years	1.2
Over 30 Years	3.7

Distribution by Credit Quality (% of portfolio)
Aaa	1.0%
Baa	5.6%
Ba	50.1
B	34.9
Caa	3.8
Not Rated	4.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2013, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2003, Through January 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	High-Yield Corporate Fund Investor
	Shares	11.91%	8.86%	7.99%	$21,572
••••••••	Barclays U.S. Corporate High Yield
	Bond Index	13.91	10.93	10.40	26,906
– – – –	High Yield Funds Average	12.51	8.16	8.28	22,160
	Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	16,445
High Yield Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	12.02%	8.98%	8.11%	$109,067
Barclays U.S. Corporate High Yield Bond Index	13.91	10.93	10.40	134,532
Barclays U.S. Aggregate Bond Index	2.59	5.45	5.10	82,224

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2003, Through January 31, 2013
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	8.54%	7.93%	16.47%	27.20%
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83
2013	6.76	5.15	11.91	13.91

Average Annual Total Returns: Periods Ended December 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	14.36%	8.56%	7.71%	0.38%	8.09%
Admiral Shares	11/12/2001	14.47	8.68	7.83	0.38	8.21

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	95,334	0.5%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	82,371	0.5%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	58,163	0.3%
Total U.S. Government and Agency Obligations (Cost $229,591)					235,868	1.3%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	8.000%	3/15/20	85,950	105,504	0.6%
	Ally Financial Inc.	7.500%–8.300%	2/12/15–9/15/20	116,200	134,951	0.7%
1	Barclays Bank plc	6.050%	12/4/17	143,492	160,559	0.9%
	Barclays Bank plc	5.140%	10/14/20	39,235	40,893	0.2%
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	89,328	0.5%
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	117,038	0.6%
	UBS AG	7.625%	8/17/22	80,150	87,174	0.5%
1	Banking—Other †				31,940	0.2%
	Finance Companies
	Air Lease Corp.	5.625%	4/1/17	125,330	132,223	0.7%
	CIT Group Inc.	5.000%	8/15/22	143,280	150,802	0.8%
1	CIT Group Inc.	6.625%	4/1/18	120,655	135,134	0.7%
	CIT Group Inc.	5.375%	5/15/20	103,225	110,451	0.6%
1	CIT Group Inc.	4.250%–5.500%	8/15/17–2/15/19	180,690	191,643	1.1%
1	International Lease
	Finance Corp.	5.750%–8.750%	9/15/15–1/15/22	395,173	453,870	2.5%
	SLM Corp.	6.250%	1/25/16	80,090	88,151	0.5%
	SLM Corp.	6.000%–8.450%	1/25/17–1/25/22	141,110	162,993	0.9%
1	Finance Companies—Other †				98,079	0.5%
	Insurance
2	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	94,960	109,916	0.6%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
1 ING US Inc.	5.500%	7/15/22	141,560	154,248	0.8%
1 Insurance—Other †				228,430	1.3%
				2,783,327	15.2%
Industrial
Basic Industry
1 FMG Resources August
2006 Pty Ltd.	6.875%	2/1/18	78,750	81,490	0.4%
1 FMG Resources August
2006 Pty Ltd.	6.375%–7.000%	11/1/15–4/1/22	110,920	115,448	0.6%
LyondellBasell Industries NV	5.000%	4/15/19	111,840	123,304	0.7%
Peabody Energy Corp.	6.000%–7.875%	11/1/16–11/1/26	227,535	247,004	1.3%
1 Basic Industry—Other †				980,572	5.4%
Capital Goods
B/E Aerospace Inc.	5.250%	4/1/22	104,885	110,654	0.6%
Case New Holland Inc.	7.875%	12/1/17	91,500	107,741	0.6%
Case New Holland Inc.	7.750%	9/1/13	23,465	24,228	0.1%
1 Cemex Finance LLC	9.500%	12/14/16	113,570	121,531	0.7%
1 CNH Capital LLC	3.875%–6.250%	11/1/15–11/1/16	58,405	63,477	0.3%
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	120,098	0.7%
1 Capital Goods—Other †				955,598	5.2%
Communication
CCO Holdings LLC / CCO
Holdings Capital Corp.	5.250%–8.125%	10/30/17–9/30/22	307,847	329,206	1.8%
CSC Holdings LLC	7.625%	7/15/18	79,045	92,285	0.5%
DISH DBS Corp.	6.750%	6/1/21	133,715	149,594	0.8%
1 DISH DBS Corp.	4.625%–7.875%	7/15/17–3/15/23	161,240	166,990	0.9%
Hughes Satellite
Systems Corp.	6.500%	6/15/19	88,991	98,446	0.5%
Intelsat Jackson
Holdings SA	7.250%	10/15/20	117,065	125,260	0.7%
1 Intelsat Jackson
Holdings SA	7.250%–8.500%	4/1/19–4/1/21	166,377	179,406	1.0%
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	80,727	0.4%
1 Quebecor Media Inc.	5.750%	1/15/23	84,210	88,825	0.5%
Quebecor Media Inc.	7.750%	3/15/16	55,658	56,632	0.3%
1 Sprint Nextel Corp.	7.000%	3/1/20	155,830	180,763	1.0%
1 Sprint Nextel Corp.	9.000%	11/15/18	102,545	126,643	0.7%
1 Unitymedia Hessen
GmbH & Co. KG /
Unitymedia NRW GmbH	5.500%	1/15/23	46,780	48,768	0.3%
1 UPCB Finance III Ltd.	6.625%	7/1/20	83,121	88,934	0.5%
1 UPCB Finance V Ltd.	7.250%	11/15/21	40,995	45,914	0.3%
1 UPCB Finance VI Ltd.	6.875%	1/15/22	52,036	56,864	0.3%
Videotron Ltd.	5.000%–9.125%	4/15/18–7/15/22	62,907	66,119	0.4%
1 Wind Acquisition Finance SA	11.750%	7/15/17	90,775	97,810	0.5%
1 Communication—Other †				1,103,978	6.0%
Consumer Cyclical
Caesars Entertainment
Operating Co. Inc.	8.500%	2/15/20	126,000	126,630	0.7%
1 Continental Rubber Of
America Corp.	4.500%	9/15/19	98,885	100,863	0.6%
1 General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	102,217	0.6%
Wynn Las Vegas LLC /
Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	82,307	0.4%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wynn Las Vegas LLC /
Wynn Las Vegas
Capital Corp.	5.375%–7.875%	11/1/17–3/15/22	102,665	110,355	0.6%
1 Consumer Cyclical—Other †				1,472,858	8.0%
Consumer Noncyclical
ARAMARK Corp.	8.500%	2/1/15	98,490	98,859	0.5%
HCA Holdings Inc.	6.250%	2/15/21	25,540	26,881	0.2%
HCA Inc.	6.500%	2/15/20	136,760	152,829	0.8%
HCA Inc.	4.750%–9.875%	1/15/15–6/15/25	327,001	349,197	1.9%
Health Management
Associates Inc.	7.375%	1/15/20	74,537	81,991	0.5%
1 IMS Health Inc.	12.500%	3/1/18	76,475	91,005	0.5%
1 Party City Holdings Inc.	8.875%	8/1/20	88,580	96,331	0.5%
Warner Chilcott Co. LLC /
Warner Chilcott Finance LLC	7.750%	9/15/18	123,262	132,507	0.7%
1 Consumer Noncyclical—Other †				1,013,335	5.5%
Energy
Concho Resources Inc.	5.500%	10/1/22	92,925	97,571	0.5%
Continental Resources Inc.	5.000%	9/15/22	92,870	98,907	0.5%
1 Energy—Other †				924,868	5.1%
Other Industrial †				16,526	0.1%
Technology
1 First Data Corp.	4.205%–8.875%	9/24/14–1/15/21	241,077	248,905	1.4%
SunGard Data Systems Inc.	7.625%	11/15/20	98,546	107,415	0.6%
1 SunGard Data Systems Inc.	6.625%–7.375%	11/15/18–11/1/19	92,420	97,184	0.5%
1 Technology—Other †				1,061,672	5.8%
Transportation
1 HDTFS Inc.	5.875%	10/15/20	6,205	6,639	0.0%
Hertz Corp.	6.750%	4/15/19	110,160	119,524	0.7%
Hertz Corp.	7.375%	1/15/21	60,490	67,295	0.4%
Transportation—Other †				21,215	0.1%
				13,140,195	71.7%
Utilities
Electric
AES Corp.	7.750%–8.000%	10/15/15–6/1/20	110,536	126,116	0.7%
1 Calpine Corp.	7.250%	10/15/17	109,007	116,092	0.6%
1 Calpine Corp.	7.500%–7.875%	2/15/21–1/15/23	70,867	77,085	0.4%
DPL Inc.	7.250%	10/15/21	102,505	110,449	0.6%
DPL Inc.	6.500%	10/15/16	14,550	15,241	0.1%
1 IPALCO Enterprises Inc.	5.000–7.250%	4/1/16–5/1/18	26,495	28,598	0.2%
1 Electric—Other †				96,400	0.5%
Natural Gas
El Paso LLC	6.500%–7.750%	6/15/17–1/15/32	155,600	178,786	1.0%
Energy Transfer Equity LP	7.500%	10/15/20	76,385	87,652	0.5%
1 Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	50,593	0.3%
Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	16,463	0.1%
Natural Gas—Other †				228,418	1.2%
				1,131,893	6.2%
Total Corporate Bonds (Cost $15,732,546)				17,055,415	93.1%

High-Yield Corporate Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Preferred Stocks
Citigroup Capital XIII Pfd.		7.875%	5,301,250	147,958	0.8%
Hartford Financial Services Group Inc. Pfd.		7.875%	3,307,200	96,306	0.6%
Preferred Stocks—Other †				39,724	0.2%
Total Preferred Stocks (Cost $256,397)				283,988	1.6%
Other † (Cost $27,348)				770	0.0%
Temporary Cash Investments

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements
RBC Capital Markets LLC
(Dated 1/31/13, Repurchase Value
$272,201,000, collateralized by
Federal National Mortgage Assn.
2.500%–4.500%, 8/1/26–8/1/42)	0.150%	2/1/13	272,200	272,200	1.5%
Bank of America Securities, LLC
(Dated 1/31/13, Repurchase Value
$230,301,000, collateralized by
Federal Home Loan Mortgage Corp.
2.269%, 12/1/42, Federal National
Mortgage Assn. 2.500%–3.500%,
3/1/27–12/1/42)	0.160%	2/1/13	230,300	230,300	1.2%
Deutsche Bank Securities, Inc.
(Dated 1/31/13, Repurchase Value
$127,601,000, collateralized by
Federal National Mortgage Assn.
3.500%–4.500%, 12/1/35–11/1/42)	0.170%	2/1/13	127,600	127,600	0.7%
Total Temporary Cash Investments (Cost $630,100)				630,100	3.4%
Total Investments (Cost $16,875,982)				18,206,141	99.4%
Other Assets and Liabilities
Other Assets				340,398	1.9%
Liabilities				(227,327)	(1.3%)
				113,071	0.6%
Net Assets				18,319,212	100.0%

High-Yield Corporate Fund

At January 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	17,569,884
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(580,831)
Unrealized Appreciation (Depreciation)	1,330,159
Net Assets	18,319,212

Investor Shares—Net Assets
Applicable to 916,123,177 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,606,623
Net Asset Value Per Share—Investor Shares	$6.12

Admiral Shares—Net Assets
Applicable to 2,077,237,364 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,712,589
Net Asset Value Per Share—Admiral Shares	$6.12

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $5,298,571,000, representing 28.9% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations
Year Ended
January 31, 2013
($000)
Investment Income
Income
Dividends	19,285
Interest	1,112,673
Total Income	1,131,958
Expenses
Investment Advisory Fees—Note B	5,484
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,942
Management and Administrative—Admiral Shares	9,391
Marketing and Distribution—Investor Shares	1,425
Marketing and Distribution—Admiral Shares	2,097
Custodian Fees	135
Auditing Fees	36
Shareholders’ Reports—Investor Shares	200
Shareholders’ Reports—Admiral Shares	65
Trustees’ Fees and Expenses	42
Total Expenses	28,817
Net Investment Income	1,103,141
Realized Net Gain (Loss) on Investment Securities Sold	362,214
Change in Unrealized Appreciation (Depreciation) of Investment Securities	516,419
Net Increase (Decrease) in Net Assets Resulting from Operations	1,981,774

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,103,141	979,675
Realized Net Gain (Loss)	362,214	139,806
Change in Unrealized Appreciation (Depreciation)	516,419	11,482
Net Increase (Decrease) in Net Assets Resulting from Operations	1,981,774	1,130,963
Distributions
Net Investment Income
Investor Shares	(363,650)	(356,672)
Admiral Shares	(740,281)	(622,278)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,103,931)	(978,950)
Capital Share Transactions
Investor Shares	(154,558)	516,433
Admiral Shares	2,045,013	1,654,149
Net Increase (Decrease) from Capital Share Transactions	1,890,455	2,170,582
Total Increase (Decrease)	2,768,298	2,322,595
Net Assets
Beginning of Period	15,550,914	13,228,319
End of Period[1]	18,319,212	15,550,914
1 Net Assets—End of Period includes undistributed net investment income of $0 and $725,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$5.82	$5.78	$5.48	$4.48	$5.82
Investment Operations
Net Investment Income	.372	.405	.422	.409	.430
Net Realized and Unrealized Gain (Loss)
on Investments	.300	.040	.300	1.000	(1.340)
Total from Investment Operations	.672	.445	.722	1.409	(.910)
Distributions
Dividends from Net Investment Income	(.372)	(.405)	(.422)	(.409)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.372)	(.405)	(.422)	(.409)	(.430)
Net Asset Value, End of Period	$6.12	$5.82	$5.78	$5.48	$4.48

Total Return[1]	11.91%	8.04%	13.70%	32.68%	-16.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,607	$5,476	$4,909	$5,730	$3,944
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.25%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	6.25%	7.04%	7.59%	8.15%	8.33%
Portfolio Turnover Rate	30%	26%	38%	32%	21%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$5.82	$5.78	$5.48	$4.48	$5.82
Investment Operations
Net Investment Income	.378	.411	.429	.415	.437
Net Realized and Unrealized Gain (Loss)
on Investments	.300	.040	.300	1.000	(1.340)
Total from Investment Operations	.678	.451	.729	1.415	(.903)
Distributions
Dividends from Net Investment Income	(.378)	(.411)	(.429)	(.415)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.378)	(.411)	(.429)	(.415)	(.437)
Net Asset Value, End of Period	$6.12	$5.82	$5.78	$5.48	$4.48

Total Return[1]	12.02%	8.15%	13.84%	32.84%	-16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,713	$10,075	$8,320	$5,868	$3,885
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	6.35%	7.14%	7.71%	8.28%	8.45%
Portfolio Turnover Rate	30%	26%	38%	32%	21%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Prior to May 23, 2012, fees assessed on redemptions of capital shares were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

High-Yield Corporate Fund

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2013, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2013, the fund had contributed capital of $2,472,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	235,868	—
Corporate Bonds	—	17,055,415	—
Preferred Stocks	283,988	—	—
Other	—	—	770
Temporary Cash Investments	—	630,100	—
Total	283,988	17,921,383	770

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund used capital loss carryforwards of $362,185,000 to offset taxable capital gains realized during the year ended January 31, 2013. At January 31, 2013, the fund had available capital loss carryforwards totaling $577,285,000 to offset future net capital gains of $167,565,000 through January 31, 2017, and $409,720,000 through January 31, 2018.

At January 31, 2013, the cost of investment securities for tax purposes was $16,875,982,000. Net unrealized appreciation of investment securities for tax purposes was $1,330,159,000, consisting of unrealized gains of $1,384,532,000 on securities that had risen in value since their purchase and $54,373,000 in unrealized losses on securities that had fallen in value since their purchase.

High-Yield Corporate Fund

F. During the year ended January 31, 2013, the fund purchased $6,882,154,000 of investment securities and sold $4,729,321,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $69,315,000, respectively.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,420,740	239,862	1,618,946	285,030
Issued in Lieu of Cash Distributions	300,334	50,422	295,431	51,554
Redeemed[1]	(1,875,632)	(314,590)	(1,397,944)	(245,765)
Net Increase (Decrease) —Investor Shares	(154,558)	(24,306)	516,433	90,819
Admiral Shares
Issued	3,530,253	593,997	2,672,062	469,536
Issued in Lieu of Cash Distributions	499,854	83,790	414,919	72,403
Redeemed[1]	(1,985,094)	(330,812)	(1,432,832)	(251,737)
Net Increase (Decrease)—Admiral Shares	2,045,013	346,975	1,654,149	290,202

1 Net of redemption fees for fiscal 2013 and 2012 of $807,000 and $3,557,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

H. In preparing the financial statements as of January 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 15, 2013

Special 2012 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $147,900,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 67.8% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $313,410,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 76.1% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $144,679,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 70.6% of income dividends are interest-related dividends.

Special 2012 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.1% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2012	1/31/2013	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,015.23	$1.02
Admiral Shares	1,000.00	1,015.74	0.51
Institutional Shares	1,000.00	1,015.89	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,016.28	$1.02
Admiral Shares	1,000.00	1,016.79	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$986.36	$1.10
Admiral Shares	1,000.00	986.86	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,058.44	$1.19
Admiral Shares	1,000.00	1,058.97	0.67

Six Months Ended January 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2012	1/31/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032013

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.6%)
U.S. Government Securities (12.5%)
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	100,328
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	114,951
	United States Treasury Note/Bond	2.000%	11/30/13	200,000	203,032
	United States Treasury Note/Bond	1.250%	2/15/14	24,760	25,035
	United States Treasury Note/Bond	0.750%	6/15/14	55,226	55,631
	United States Treasury Note/Bond	0.250%	9/15/14	60,000	60,019
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,351
	United States Treasury Note/Bond	2.625%	12/31/14	265,000	276,967
	United States Treasury Note/Bond	0.250%	1/31/15	1,363,000	1,362,578
1,2	United States Treasury Note/Bond	2.250%	1/31/15	250,000	259,845
	United States Treasury Note/Bond	2.375%	2/28/15	180,000	187,763
	United States Treasury Note/Bond	0.375%	3/15/15	63,500	63,619
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	293,387
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,035
	United States Treasury Note/Bond	0.250%	5/15/15	364,885	364,429
	United States Treasury Note/Bond	2.125%	5/31/15	40,000	41,675
	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,467
	United States Treasury Note/Bond	0.250%	7/15/15	63,800	63,671
	United States Treasury Note/Bond	1.250%	8/31/15	363	371
	United States Treasury Note/Bond	0.375%	1/15/16	230,500	230,320
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,010
	United States Treasury Note/Bond	0.625%	5/31/17	55,255	55,031
	United States Treasury Note/Bond	0.750%	6/30/17	300,000	300,093
	United States Treasury Note/Bond	0.875%	1/31/18	354,725	354,615
	United States Treasury Note/Bond	1.500%	8/31/18	50,000	51,297
	United States Treasury Note/Bond	1.000%	8/31/19	188,000	184,680
					5,346,200
Conventional Mortgage-Backed Securities (0.0%)
3,4	Fannie Mae Pool	6.000%	12/1/16–5/1/17	4,585	4,857
3,4	Fannie Mae Pool	6.500%	9/1/16	3,647	3,907
3,4	Fannie Mae Pool	7.500%	3/1/15	8	8
3,4	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	2,547	2,711
					11,483
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5]	Fannie Mae Pool	2.125%	12/1/32	851	877
[3,4,5]	Fannie Mae Pool	2.250%	6/1/33	5,403	5,774
[3,4,5]	Fannie Mae Pool	2.310%	7/1/32	678	727
[3,4,5]	Fannie Mae Pool	2.335%	5/1/33	5,058	5,405
[3,4,5]	Fannie Mae Pool	2.370%	9/1/32	125	135
[3,4,5]	Fannie Mae Pool	2.819%	2/1/37	2,017	2,183
[3,4,5]	Fannie Mae Pool	2.875%	9/1/32	377	400
[3,4,5]	Fannie Mae Pool	2.885%	8/1/37	711	755
[3,4,5]	Fannie Mae Pool	2.902%	8/1/33	1,677	1,719
[3,4,5]	Fannie Mae Pool	2.910%	8/1/33	4,724	4,982
[3,4,5]	Fannie Mae Pool	2.925%	7/1/33	6,098	6,315
[3,4,5]	Fannie Mae Pool	3.018%	5/1/33	1,091	1,173
[3,4,5]	Freddie Mac Non Gold Pool	2.375%	8/1/32	2,337	2,465
[3,4,5]	Freddie Mac Non Gold Pool	2.482%	9/1/32	763	838
[3,4,5]	Freddie Mac Non Gold Pool	2.864%	8/1/37	2,838	2,978
[3,4,5]	Freddie Mac Non Gold Pool	2.931%	1/1/33	671	734
[3,4,5]	Freddie Mac Non Gold Pool	2.970%	10/1/32	684	733
[3,4,5]	Freddie Mac Non Gold Pool	3.018%	9/1/32	1,213	1,251
[3,4,5]	Freddie Mac Non Gold Pool	3.086%	2/1/33–8/1/33	2,076	2,203

					41,647
Total U.S. Government and Agency Obligations (Cost $5,394,195)					5,399,330
Asset-Backed/Commercial Mortgage-Backed Securities (18.9%)
4	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	49,000	49,537
4,6	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	18,850	19,345

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	15,000	15,115
4	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	70,500	71,926
4	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	14,300	14,481
4	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	11,450	11,461
4,6	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	2,600	2,791
4,6	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	15,500	16,623
4,6	Ally Master Owner Trust Series 2010-3	3.470%	4/15/15	20,545	20,645
4,6	Ally Master Owner Trust Series 2010-3	3.870%	4/15/15	10,900	10,952
5	Ally Master Owner Trust Series 2010-4	1.276%	8/15/17	64,150	65,176
5,6	Ally Master Owner Trust Series 2010-4	1.756%	8/15/17	39,172	39,921
5,6	Ally Master Owner Trust Series 2010-4	2.156%	8/15/17	29,770	30,302
4	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	54,000	54,348
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	78,200	78,421
5	American Express Credit Account Secured Note Trust
	2012-1	0.476%	1/15/20	48,500	48,682
5	American Express Credit Account Secured Note Trust
	2012-4	0.446%	5/15/20	101,400	101,619
5	American Express Credit Account Secured Note Trust
	2012-4	0.756%	5/15/20	27,755	27,795
4,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	9,520	10,793
4,6	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	9,230	11,180
4	AmeriCredit Automobile Receivables Trust	1.570%	1/8/19	3,200	3,191
5	AmeriCredit Automobile Receivables Trust 2008-1	5.208%	1/6/15	6,846	6,869
5	AmeriCredit Automobile Receivables Trust 2008-2	5.208%	4/6/15	12,131	12,214
4	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	7,400	7,459
5,6	Arkle Master Issuer plc Series 2010-1	1.561%	5/17/60	26,540	27,028
5,6	Arran Residential Mortgages Funding 2010-1 plc	1.710%	5/16/47	20,640	21,003
5,6	Arran Residential Mortgages Funding 2011-1 plc	1.761%	11/19/47	49,030	49,903
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	30,060	31,623
5	BA Credit Card Trust 2007-A4	0.246%	11/15/19	36,370	36,046
	Banc of America Commercial Mortgage Trust 2007-2	5.634%	4/10/49	23,534	27,279
4	Banc of America Funding 2006-H Trust	3.115%	9/20/46	34,128	24,852
4	Banc of America Mortgage 2003-F Trust	3.134%	7/25/33	2,162	2,193
4,6	Banc of America Re-Remic Trust Series 2011-PARK	2.959%	12/10/30	4,900	4,951
4	Bank of America Mortgage 2002-J Trust	3.789%	9/25/32	24	24
5,6	Bank of America Student Loan Trust 2010-1A	1.101%	2/25/43	53,690	54,237
6	Bank of Montreal	2.625%	1/25/16	33,400	35,306
4,6	Bank of Montreal	1.950%	1/30/18	46,330	48,098
6	Bank of Nova Scotia	2.150%	8/3/16	44,100	46,192
6	Bank of Nova Scotia	1.950%	1/30/17	16,300	16,929
6	Bank of Nova Scotia	1.750%	3/22/17	11,057	11,368
5	Bank One Issuance Trust Series 2004-C2	1.006%	2/15/17	6,600	6,621
4,6	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	17,210	17,947
4	Bear Stearns ARM Trust 2006-4	2.839%	10/25/36	44,089	32,610
4	Bear Stearns ARM Trust 2007-3	3.100%	5/25/47	34,438	27,805
	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.717%	6/11/40	14,563	17,031
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	4,452	4,524
5,6	BMW Floorplan Master Owner Trust 2012-1A	0.606%	9/15/17	93,500	93,788
4	BMW Vehicle Owner Trust 2011-A	1.030%	2/26/18	3,500	3,531
5	Brazos Higher Education Authority Inc. Series 2005-3	0.510%	6/25/26	15,150	14,263
5	Brazos Higher Education Authority Inc. Series 2010-1	1.212%	5/25/29	41,440	42,156
5	Brazos Higher Education Authority Inc. Series 2011-1	1.112%	2/25/30	48,400	48,990
4,6	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	9,068	9,276
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	37,100	39,358
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	18,000	17,982
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,600	5,587
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,420	5,406
5	Capital One Multi-asset Execution Trust 2003-C3	2.456%	7/15/16	33,411	33,714
5	Capital One Multi-asset Execution Trust 2004-C2	1.256%	12/15/16	2,940	2,941
5	Capital One Multi-asset Execution Trust 2005-A9	0.296%	8/15/18	5,500	5,489
5	Capital One Multi-asset Execution Trust 2006-A11	0.296%	6/17/19	36,860	36,672
5	Capital One Multi-asset Execution Trust 2007-A1	0.256%	11/15/19	27,690	27,499

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Capital One Multi-asset Execution Trust 2007-A2	0.286%	12/16/19	258,350	256,748
5	Capital One Multi-asset Execution Trust 2007-A5	0.246%	7/15/20	144,145	142,594
5,6	Cards II Trust 2012-4A	0.656%	9/15/17	27,040	27,074
4	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	29,000	29,468
4	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	19,500	19,470
4	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	12,749	12,746
4	CenterPoint Energy Transition Bond Co. IV, LLC 2012-1	2.161%	10/15/21	21,400	22,221
6	CFCRE Commercial Mortgage Securities Trust Series
	2011-c1	5.548%	4/15/44	3,100	3,427
6	cfcre commercial mortgage securities trust series
	2011-c2	5.560%	12/15/47	10,045	12,067
5	chase issuance trust 2007-c1	0.666%	4/15/19	30,600	30,243
5	Chase Issuance Trust 2012-A10	0.466%	12/16/19	117,000	117,151
5	Chase Issuance Trust 2012-A2	0.476%	5/15/19	97,200	97,475
4	Chase Issuance Trust 2012-A3	0.790%	6/15/17	102,400	102,868
	Chase Issuance Trust 2012-A7	2.160%	9/16/24	27,775	27,263
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.962%	11/19/33	3,135	3,131
4	CHL Mortgage Pass-Through Trust 2006-HYB1	2.725%	3/20/36	18,428	13,650
4	CHL Mortgage Pass-Through Trust 2007-HYB2	2.957%	2/25/47	22,737	16,144
4	Chrysler Financial Auto Securitization Trust 2010-A	3.520%	8/8/16	26,000	26,160
4,6	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	25,300	25,401
5	Citibank Credit Card Issuance Trust 2005-C2	0.675%	3/24/17	4,380	4,361
5	Citibank Credit Card Issuance Trust 2006-A7	0.368%	12/17/18	31,075	30,903
5	Citibank Credit Card Issuance Trust 2006-A8	0.344%	12/17/18	64,625	64,209
5	Citibank Credit Card Issuance Trust 2006-C1	0.605%	2/20/15	32,725	32,723
4	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	24,075	28,899
5	Citibank Credit Card Issuance Trust 2008-A7	1.580%	5/20/20	61,200	64,639
4	Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	32,000	33,934
4,6	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	77,575	83,105
5,6	Citibank Omni Master Trust 2009-A14A	2.956%	8/15/18	134,245	139,319
4,6	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	139,312	149,659
4,6	CitiFinancial Auto Issuance Trust 2009-1	3.150%	8/15/16	9,616	9,670
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	4,050	4,171
4,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,222
4	Citigroup Mortgage Loan Trust 2007-AR8	2.865%	7/25/37	2,037	1,628
4,6	CLI Funding LLC 2011-1A	4.500%	3/18/26	10,688	10,801
4	CNH Equipment Trust 2010-B	1.740%	1/17/17	75,500	76,407
4	CNH Equipment Trust 2010-C	1.750%	5/16/16	57,000	57,852
4	CNH Equipment Trust 2011-B	1.290%	9/15/17	3,200	3,244
	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	24,600	28,177
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	36,900	41,734
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	1,588	1,588
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,042
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,373
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	5,300	5,365
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	2,880	2,915
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,650
6	Commonwealth Bank of Australia	2.250%	3/16/17	50,220	52,265
6	Credit Suisse AG	1.625%	3/6/15	20,300	20,704
4	Credit Suisse Commercial Mortgage Trust Series 2006-C3	5.786%	6/15/38	12,125	13,686
4	Credit Suisse Commercial Mortgage Trust Series 2007-C5	5.589%	9/15/40	5,332	5,342
4,6	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	17,110	17,726
5	Discover Card Execution Note Trust 2010-A2	0.786%	3/15/18	156,400	158,069
5	Discover Card Execution Note Trust 2012-A4	0.576%	11/15/19	87,500	88,049
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	113,931
4,6	Dominos Pizza Master Issuer LLC 2012-1A	5.216%	1/25/42	31,678	35,569
4	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	13,500	13,480
4,6	Enterprise Fleet Financing LLC Series 2011-2	1.430%	10/20/16	31,733	31,880
4,6	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	12,300	12,499
4,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	12,201	12,458
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	31,500	31,508

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	10,300	10,298
4	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.065%	11/25/36	15,057	11,703
	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.576%	1/25/37	35,183	27,502
4,6	Fontainebleau Miami Beach Trust 2012-FBLU	2.887%	5/5/27	5,070	5,203
4	Ford Credit Auto Lease Trust 2011-B	1.420%	1/15/15	15,000	15,166
4	Ford Credit Auto Lease Trust 2012-A	1.030%	4/15/15	23,870	24,040
4,6	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	10,050	10,063
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	6,040	6,226
4	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	9,750	9,876
4	Ford Credit Floorplan Master Owner Trust	1.370%	1/15/18	25,699	25,661
4	Ford Credit Floorplan Master Owner Trust	1.820%	1/15/18	9,660	9,647
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.906%	2/15/17	105,517	108,576
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	22,356	23,924
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	21,000	22,579
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,800	27,560
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	12,100	12,104
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	28,200	28,322
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	116,300	116,783
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,200	7,214
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,650	8,668
5	GE Capital Credit Card Master Note Trust Series 2011-2	1.206%	5/15/19	50,270	50,818
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	74,298
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	98,000	98,789
5	GE Dealer Floorplan Master Note Trust Series 2011-1	0.805%	7/20/16	8,500	8,542
5	GE Dealer Floorplan Master Note Trust Series 2012-1	0.775%	2/20/17	43,600	43,850
5	GE Dealer Floorplan Master Note Trust Series 2012-2	0.955%	4/22/19	48,100	48,626
5	GE Dealer Floorplan Master Note Trust Series 2012-4	0.645%	10/20/17	25,000	25,040
4	GMACM Mortgage Loan Trust 2005-AR6	3.634%	11/19/35	6,526	5,904
4,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	85,647
5,6	Golden Credit Card Trust 2012-3A	0.656%	7/17/17	60,000	60,333
5	Granite Master Issuer plc Series 2007-1	0.345%	12/20/54	8,509	8,400
5	Granite Master Issuer plc Series 2007-2	0.286%	12/17/54	2,858	2,819
4,6	Great America Leasing Receivables 2011-1	2.340%	4/15/16	19,525	19,870
4	Greenwich Capital Commercial Funding Corp.
	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	9,600	10,597
4	Greenwich Capital Commercial Funding Corp.
	Commercial Mortgage Trust 2006-GG7	5.867%	7/10/38	20,000	22,754
	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	26,869	29,968
6	GS Mortgage Securities Trust 2010-C2	5.227%	12/10/43	3,530	3,961
4,6	GS Mortgage Securities Trust 2011-ALF	3.215%	2/10/21	14,370	14,588
4,6	GS Mortgage Securities Trust 2011-ALF	3.563%	2/10/21	5,025	5,094
4,6	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,280	2,583
6	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	10,650	11,353
4,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,325	7,349
4,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,161
4	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	2,400	2,554
4	Harley-Davidson Motorcycle Trust 2010-1	1.530%	9/15/15	28,400	28,595
4	Harley-Davidson Motorcycle Trust 2011-1	1.310%	3/15/17	5,800	5,862
4,6	Hertz Vehicle Financing LLC	1.830%	8/25/19	80,200	80,163
4,6	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	15,250	16,560
4,6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	61,900	66,728
4,6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	41,500	44,613

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Holmes Master Issuer plc 2011-3A	1.854%	10/21/54	15,688	15,958
4,6	Hyundai Auto Lease Securitization Trust 2011-A	1.120%	11/15/16	6,920	6,977
4,6	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	22,000	22,212
4	Hyundai Auto Receivables Trust 2009-A	3.150%	3/15/16	25,170	25,553
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,100	8,288
4,6	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	19,500	19,995
5	Illinois Student Assistance Commission Series 2010-1	1.351%	4/25/22	34,583	35,014
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP1	4.625%	3/15/46	4,003	4,006
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP9	5.298%	5/15/47	14,532	14,918
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.797%	6/15/49	27,293	27,475
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.827%	2/15/51	18,375	18,492
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	24,650	29,090
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,573
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,618
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,502
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	6,225	7,121
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	7,100	7,971
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	19,761
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,100	4,917
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,950	2,987
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	6,050	6,271
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	6,045
5,6	Kildare Securities Ltd. 2007-1A	0.430%	12/10/43	14,279	13,842
5,6	Lanark Master Issuer plc 2012-2A	1.711%	12/22/54	31,650	32,434
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.303%	2/15/40	3,459	3,458
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	36,205	42,130
4,6	Macquarie Equipment Funding Trust 2011-A	1.910%	4/20/17	16,000	16,158
4,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	13,647	13,644
4,6	Master Credit Card Trust 2012-2A	1.970%	4/21/17	4,000	4,048
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.483%	4/25/34	2,935	2,872
5	MBNA Credit Card Master Note Trust 2004-A3	0.466%	8/16/21	17,800	17,711
5	MBNA Credit Card Master Note Trust 2004-C2	1.106%	11/15/16	39,715	39,895
5	MBNA Credit Card Master Note Trust 2006-C1	0.626%	7/15/15	57,640	57,641
4,6	Mercedes-Benz Auto Lease Trust 2011-B	1.240%	7/17/17	13,100	13,173
4,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	51,700	51,581
4	Merrill Lynch Mortgage Investors Trust Series 2003-A2	2.026%	2/25/33	3,247	3,363
4	Merrill Lynch Mortgage Investors Trust Series 2003-A4	2.764%	7/25/33	1,100	1,096
4	Merrill Lynch Mortgage Trust 2007-C1	5.746%	6/12/50	5,948	5,973
4	ML-CFC Commercial Mortgage Trust 2007-5	5.282%	8/12/48	472	471
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	9,478	9,476
4,6	MMAF Equipment Finance LLC 2009-AA	3.510%	1/15/30	22,855	23,484
4,6	MMAF Equipment Finance LLC 2011-AA	2.100%	7/15/17	24,275	24,885
4,6	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	27,800	29,362
4,6	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	13,800	13,925
4	Morgan Stanley Bank of America Merrill Lynch Trust	2.918%	2/15/46	6,400	6,502
4	Morgan Stanley Bank of America Merrill Lynch Trust	3.214%	2/15/46	5,880	5,988
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,870	6,116

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	4,000	4,266
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,786
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	3.476%	11/15/45	2,450	2,502
4,6	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	12,400	12,585
4	Morgan Stanley Capital I Trust 2006-TOP21	5.090%	10/12/52	286	287
4	Morgan Stanley Capital I Trust 2007-TOP27	5.652%	6/11/42	2,631	2,633
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,668
4,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	8,200	8,435
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.486%	6/25/36	17,026	15,425
5,6	Motor plc 12A	0.704%	2/25/20	40,905	40,941
4,6	Motor plc 12A	1.286%	2/25/20	12,030	12,066
6	National Australia Bank Ltd.	2.000%	6/20/17	30,200	31,081
4	Nissan Auto Lease Trust 2012-A	0.980%	5/15/15	22,640	22,786
4	Nissan Auto Lease Trust 2012-A	1.130%	5/15/17	13,250	13,371
5	Nissan Master Owner Trust Receivables Series 2012-A	0.676%	5/15/17	61,700	61,950
6	Norddeutsche Landesbank Girozentrale	0.875%	10/16/15	13,500	13,521
5	North Carolina State Education Assistance Authority
	2011-1	1.201%	1/26/26	37,100	37,441
5	North Carolina State Education Assistance Authority
	2011-2	1.101%	7/25/25	5,420	5,469
4,6	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	90,033
4	RFMSI Series 2006-SA2 Trust	3.824%	8/25/36	30,603	23,791
4	RFMSI Series 2006-SA3 Trust	3.937%	9/25/36	12,330	9,728
	Royal Bank of Canada	1.200%	9/19/17	60,300	60,082
4	Santander Drive Auto Receivables Trust	1.760%	1/15/19	4,810	4,817
5,6	Silverstone Master Issuer plc 2010-1A	1.802%	1/21/55	30,740	31,773
5	SLM Student Loan Trust 2005-5	0.401%	4/25/25	83,550	82,986
5	SLM Student Loan Trust 2005-9	0.421%	1/27/25	26,343	26,276
5	SLM Student Loan Trust 2006-4	0.401%	10/27/25	26,251	26,124
5	SLM Student Loan Trust 2006-5	0.411%	1/25/27	24,500	23,863
5	SLM Student Loan Trust 2006-6	0.411%	10/27/25	36,300	35,502
5	SLM Student Loan Trust 2007-1	0.391%	1/26/26	66,950	65,071
5,6	SLM Student Loan Trust 2011-A	1.206%	10/15/24	18,081	18,222
4,6	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,200	13,426
4,6	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	65,200
5,6	SLM Student Loan Trust 2011-C	1.606%	12/15/23	23,014	23,284
4,6	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	24,909
5	SLM Student Loan Trust 2012-6	0.484%	9/25/19	34,620	34,640
5,6	SLM Student Loan Trust 2012-B	1.306%	12/15/21	10,366	10,459
4,6	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,200	16,258
5,6	SLM Student Loan Trust 2012-E	0.956%	10/16/23	25,863	25,981
5,6	SMART 2010-1US Trust	1.706%	12/14/15	52,200	52,685
5,6	SMART 2011-1US Trust	1.056%	10/14/14	7,510	7,525
4,6	SMART 2011-1US Trust	1.770%	10/14/14	22,617	22,720
4,6	SMART 2011-1US Trust	2.520%	11/14/16	42,300	43,353
4,6	SMART 2011-2US Trust	2.310%	4/14/17	26,850	27,606
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	26,200	26,229
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,100	9,074
4	SMART Trust/Australia	1.050%	10/14/18	18,500	18,494
4,6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	18,855	21,240
5	South Carolina Student Loan Corp. Revenue 2010-1	1.301%	7/25/25	30,100	30,558
6	Sparebank 1 Boligkreditt AS	1.750%	11/15/19	21,320	20,885
4,6	TAL Advantage LLC 2011-2A	4.310%	5/20/26	13,767	13,897
4,6	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	14,140	14,432
6	Toronto-Dominion Bank	1.625%	9/14/16	67,650	69,530
6	Toronto-Dominion Bank	1.500%	3/13/17	59,800	60,802
4,6	Trinity Rail Leasing LP Series 2012-1A	2.266%	1/15/43	11,225	11,250
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,369
4,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	12,000	12,605
4	UBS-Barclays Commercial Mortgage Trust 2012-C2	2.850%	12/10/45	6,960	6,989

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	6,100	6,247
4	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	17,750	17,928
4	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	15,500	15,707
5,6	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.885%	9/20/16	50,100	50,419
4,6	Volvo Financial Equipment LLC 2012-1A	2.380%	9/16/19	5,400	5,512
	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	10,080	11,320
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	46,760	52,936
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	16,298	16,424
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.493%	1/25/33	336	335
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.323%	8/25/33	2,289	2,247
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.434%	9/25/33	3,169	3,111
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,723
4	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.636%	10/25/36	30,341	24,964
6	Westpac Banking Corp.	1.375%	7/17/15	29,550	30,004
6	Westpac Banking Corp.	2.450%	11/28/16	18,400	19,359
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	6,900	6,987
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	8,700	9,255
	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	7,396	8,072
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,522
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	5,800	5,819
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,951
4	WFRBS Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	4,050	4,130
4	World Omni Automobile Lease Securitization Trust
	2011-A	1.780%	9/15/16	31,000	31,417
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,957,246)					8,079,901
Corporate Bonds (58.4%)
Finance (26.3%)
	Banking (20.3%)
	Abbey National Treasury Services plc	2.875%	4/25/14	19,625	20,009
6	Abbey National Treasury Services plc	3.875%	11/10/14	22,155	23,045
	Abbey National Treasury Services plc	4.000%	4/27/16	38,750	41,194
	American Express Centurion Bank	0.875%	11/13/15	14,640	14,589
	American Express Centurion Bank	6.000%	9/13/17	47,600	56,488
	American Express Credit Corp.	1.750%	6/12/15	36,435	37,183
	American Express Credit Corp.	2.750%	9/15/15	55,697	58,193
	American Express Credit Corp.	2.800%	9/19/16	71,075	75,113
	American Express Credit Corp.	2.375%	3/24/17	31,210	32,325
	Associated Banc-Corp	1.875%	3/12/14	43,900	44,004
6	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	24,200	25,849
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	41,600	42,281
	Bancolombia SA	4.250%	1/12/16	7,820	8,191
	Bank of America Corp.	7.375%	5/15/14	30,501	32,875
	Bank of America Corp.	5.375%	6/15/14	14,700	15,549
	Bank of America Corp.	4.500%	4/1/15	55,865	59,465
	Bank of America Corp.	4.750%	8/1/15	11,210	12,048
	Bank of America Corp.	3.700%	9/1/15	5,960	6,280
	Bank of America Corp.	1.500%	10/9/15	24,365	24,389
	Bank of America Corp.	3.625%	3/17/16	13,175	13,941
	Bank of America Corp.	3.750%	7/12/16	6,350	6,767
	Bank of America Corp.	6.500%	8/1/16	50,413	58,129
	Bank of America Corp.	5.625%	10/14/16	14,130	15,948
	Bank of America Corp.	5.420%	3/15/17	28,672	31,428
	Bank of America Corp.	3.875%	3/22/17	39,140	41,857
	Bank of America Corp.	6.000%	9/1/17	61,284	70,896
	Bank of America Corp.	5.750%	12/1/17	21,695	24,963

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	2.000%	1/11/18	48,780	48,347
Bank of Montreal	2.500%	1/11/17	90,515	94,309
Bank of Montreal	1.400%	9/11/17	41,105	41,031
Bank of New York Mellon Corp.	3.100%	1/15/15	26,895	28,163
Bank of New York Mellon Corp.	1.200%	2/20/15	12,375	12,505
Bank of New York Mellon Corp.	4.950%	3/15/15	41,945	45,608
Bank of New York Mellon Corp.	0.700%	10/23/15	43,910	43,814
Bank of New York Mellon Corp.	2.300%	7/28/16	25,694	26,698
Bank of New York Mellon Corp.	2.400%	1/17/17	28,900	30,096
Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,291
Bank of Nova Scotia	1.850%	1/12/15	11,800	12,084
Bank of Nova Scotia	3.400%	1/22/15	45,500	48,024
Bank of Nova Scotia	2.050%	10/7/15	14,505	14,985
Bank of Nova Scotia	0.750%	10/9/15	29,300	29,311
Bank of Nova Scotia	2.900%	3/29/16	12,255	12,962
Bank of Nova Scotia	2.550%	1/12/17	70,905	74,126
Bank of Nova Scotia	1.375%	12/18/17	32,200	32,086
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.350%	2/23/17	7,800	8,072
Bank One Corp.	4.900%	4/30/15	14,615	15,760
Barclays Bank plc	5.200%	7/10/14	71,885	76,368
Barclays Bank plc	2.750%	2/23/15	48,700	50,070
Barclays Bank plc	5.000%	9/22/16	99,175	111,609
BB&T Corp.	2.050%	4/28/14	18,015	18,315
BB&T Corp.	5.700%	4/30/14	27,020	28,730
BB&T Corp.	5.200%	12/23/15	21,527	23,894
BB&T Corp.	3.200%	3/15/16	51,430	54,778
BB&T Corp.	3.950%	4/29/16	9,740	10,628
BB&T Corp.	2.150%	3/22/17	48,660	49,940
BB&T Corp.	4.900%	6/30/17	9,750	10,874
BB&T Corp.	1.600%	8/15/17	21,460	21,590
BB&T Corp.	1.450%	1/12/18	11,705	11,660
BBVA US Senior SAU	4.664%	10/9/15	83,000	85,690
Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	24,777
Bear Stearns Cos. LLC	5.550%	1/22/17	24,350	27,449
Bear Stearns Cos. LLC	6.400%	10/2/17	20,970	25,136
Bear Stearns Cos. LLC	7.250%	2/1/18	14,345	17,872
BNP Paribas SA	3.250%	3/11/15	29,181	30,445
BNP Paribas SA	3.600%	2/23/16	84,830	90,114
BNP Paribas SA	2.375%	9/14/17	159,925	162,759
BNY Mellon NA	4.750%	12/15/14	22,180	23,801
6 BPCE SA	2.375%	10/4/13	13,660	13,713
Branch Banking & Trust Co.	5.625%	9/15/16	4,875	5,562
Canadian Imperial Bank of Commerce	0.900%	10/1/15	43,000	43,049
Canadian Imperial Bank of Commerce	1.550%	1/23/18	39,000	38,906
Capital One Financial Corp.	7.375%	5/23/14	43,442	47,071
Capital One Financial Corp.	2.125%	7/15/14	9,800	9,982
Capital One Financial Corp.	2.150%	3/23/15	50,725	51,767
Capital One Financial Corp.	1.000%	11/6/15	29,270	29,158
Capital One Financial Corp.	3.150%	7/15/16	5,910	6,269
Capital One Financial Corp.	6.150%	9/1/16	4,335	4,992
Capital One Financial Corp.	6.750%	9/15/17	24,400	29,552
Citigroup Inc.	6.375%	8/12/14	12,910	13,905
Citigroup Inc.	5.000%	9/15/14	18,920	19,940
Citigroup Inc.	5.500%	10/15/14	17,375	18,601
Citigroup Inc.	6.010%	1/15/15	27,006	29,388
Citigroup Inc.	4.875%	5/7/15	9,628	10,279
Citigroup Inc.	4.700%	5/29/15	18,762	20,167
Citigroup Inc.	4.587%	12/15/15	12,500	13,591
Citigroup Inc.	5.300%	1/7/16	7,315	8,093
Citigroup Inc.	1.250%	1/15/16	2,445	2,428
Citigroup Inc.	3.953%	6/15/16	43,900	47,145
Citigroup Inc.	5.850%	8/2/16	17,190	19,535
Citigroup Inc.	4.450%	1/10/17	24,385	26,738
Citigroup Inc.	6.125%	11/21/17	40,120	47,205

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6,7	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Comerica Bank	5.700%	6/1/14	17,530	18,577
	Comerica Bank	5.750%	11/21/16	8,700	10,041
	Comerica Bank	5.200%	8/22/17	1,940	2,228
	Commonwealth Bank of Australia	1.950%	3/16/15	45,100	46,227
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,531
6	Commonwealth Bank of Australia	3.250%	3/17/16	30,500	32,511
	Commonwealth Bank of Australia	1.900%	9/18/17	29,075	29,552
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	4,945	5,010
6	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	16,025	16,722
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	11,700	12,062
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	121,317	130,211
	Countrywide Financial Corp.	6.250%	5/15/16	24,370	26,967
	Credit Suisse	2.200%	1/14/14	9,850	10,001
	Credit Suisse	5.500%	5/1/14	71,460	75,769
	Credit Suisse	3.500%	3/23/15	42,440	44,848
	Credit Suisse USA Inc.	5.500%	8/15/13	9,750	10,001
	Credit Suisse USA Inc.	4.875%	1/15/15	17,853	19,268
	Credit Suisse USA Inc.	5.125%	8/15/15	45,775	50,426
	Credit Suisse USA Inc.	5.375%	3/2/16	31,175	35,020
	Credit Suisse USA Inc.	5.850%	8/16/16	36,650	42,178
	Deutsche Bank AG	3.875%	8/18/14	8,280	8,687
	Deutsche Bank AG	3.450%	3/30/15	28,285	29,846
	Deutsche Bank AG	3.250%	1/11/16	94,511	100,381
	Deutsche Bank AG	6.000%	9/1/17	70,867	84,524
	Deutsche Bank Financial LLC	5.375%	3/2/15	6,794	7,291
	Fifth Third Bank	4.750%	2/1/15	16,400	17,540
4	Fifth Third Capital Trust IV	6.500%	4/15/67	395	395
	First Horizon National Corp.	5.375%	12/15/15	47,014	51,210
	Goldman Sachs Group Inc.	5.250%	10/15/13	39,485	40,648
	Goldman Sachs Group Inc.	5.150%	1/15/14	6,730	7,004
	Goldman Sachs Group Inc.	6.000%	5/1/14	20,832	22,125
	Goldman Sachs Group Inc.	5.000%	10/1/14	15,515	16,485
	Goldman Sachs Group Inc.	5.125%	1/15/15	47,683	51,215
	Goldman Sachs Group Inc.	3.300%	5/3/15	32,450	33,806
	Goldman Sachs Group Inc.	3.700%	8/1/15	36,990	39,053
	Goldman Sachs Group Inc.	5.350%	1/15/16	22,860	25,231
	Goldman Sachs Group Inc.	3.625%	2/7/16	62,215	65,838
	Goldman Sachs Group Inc.	5.750%	10/1/16	38,000	43,298
	Goldman Sachs Group Inc.	5.625%	1/15/17	12,690	14,084
	Goldman Sachs Group Inc.	6.250%	9/1/17	55,030	64,254
	Goldman Sachs Group Inc.	5.950%	1/18/18	19,515	22,583
	Goldman Sachs Group Inc.	2.375%	1/22/18	78,266	78,354
	HSBC Bank USA NA	4.625%	4/1/14	23,330	24,294
	HSBC Bank USA NA	6.000%	8/9/17	8,450	9,877
	HSBC USA Inc.	2.375%	2/13/15	95,332	98,160
	HSBC USA Inc.	1.625%	1/16/18	78,465	78,258
6	ING Bank NV	3.750%	3/7/17	30,390	32,393
	Intesa Sanpaolo SPA	3.125%	1/15/16	73,200	72,533
	Intesa Sanpaolo SPA	3.875%	1/16/18	33,675	33,086
	JPMorgan Chase & Co.	4.875%	3/15/14	34,090	35,563
	JPMorgan Chase & Co.	5.125%	9/15/14	26,719	28,424
	JPMorgan Chase & Co.	3.700%	1/20/15	29,852	31,431
	JPMorgan Chase & Co.	4.750%	3/1/15	14,210	15,278
	JPMorgan Chase & Co.	1.875%	3/20/15	34,900	35,473
	JPMorgan Chase & Co.	3.400%	6/24/15	18,040	19,036
5	JPMorgan Chase & Co.	1.492%	9/1/15	10,570	10,570
	JPMorgan Chase & Co.	5.150%	10/1/15	9,750	10,691
	JPMorgan Chase & Co.	1.100%	10/15/15	27,325	27,324
	JPMorgan Chase & Co.	2.600%	1/15/16	19,937	20,729
	JPMorgan Chase & Co.	3.450%	3/1/16	53,570	56,925
	JPMorgan Chase & Co.	3.150%	7/5/16	69,876	73,890
	JPMorgan Chase & Co.	2.000%	8/15/17	23,900	24,127
	JPMorgan Chase & Co.	6.000%	1/15/18	24,260	28,831

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	1.800%	1/25/18	41,195	40,902
JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	11,106
JPMorgan Chase Bank NA	6.000%	10/1/17	9,755	11,505
KeyBank NA	5.450%	3/3/16	10,483	11,750
KeyBank NA	1.650%	2/1/18	43,050	42,926
Lloyds TSB Bank plc	4.875%	1/21/16	92,450	102,183
Lloyds TSB Bank plc	4.200%	3/28/17	60,950	67,127
Manufacturers & Traders Trust Co.	6.625%	12/4/17	24,341	29,374
4 Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	9,934
Mellon Funding Corp.	5.200%	5/15/14	7,900	8,354
Mellon Funding Corp.	5.000%	12/1/14	6,100	6,546
Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	31,512
Merrill Lynch & Co. Inc.	5.000%	1/15/15	17,620	18,813
Merrill Lynch & Co. Inc.	6.050%	5/16/16	31,402	34,889
Merrill Lynch & Co. Inc.	5.700%	5/2/17	4,570	5,033
Merrill Lynch & Co. Inc.	6.400%	8/28/17	29,252	34,239
Merrill Lynch & Co. Inc.	6.875%	4/25/18	14,635	17,631
Morgan Stanley	2.875%	1/24/14	12,665	12,900
Morgan Stanley	4.750%	4/1/14	53,100	55,028
Morgan Stanley	6.000%	5/13/14	16,354	17,308
Morgan Stanley	4.200%	11/20/14	24,040	25,115
Morgan Stanley	4.100%	1/26/15	36,900	38,660
Morgan Stanley	6.000%	4/28/15	29,560	32,220
Morgan Stanley	4.000%	7/24/15	16,450	17,295
Morgan Stanley	5.375%	10/15/15	26,330	28,648
Morgan Stanley	3.450%	11/2/15	9,750	10,149
Morgan Stanley	3.800%	4/29/16	39,970	42,209
Morgan Stanley	5.750%	10/18/16	19,595	21,994
Morgan Stanley	5.450%	1/9/17	47,880	52,885
Morgan Stanley	4.750%	3/22/17	14,725	16,047
Morgan Stanley	5.550%	4/27/17	24,385	27,194
Morgan Stanley	6.250%	8/28/17	22,320	25,700
Morgan Stanley	5.950%	12/28/17	15,605	17,793
National Australia Bank Ltd.	2.000%	3/9/15	21,160	21,683
National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,883
National Australia Bank Ltd.	2.750%	3/9/17	19,460	20,414
National Bank of Canada	1.500%	6/26/15	33,200	33,729
National Bank of Canada	1.450%	11/7/17	37,600	37,307
National City Bank	5.250%	12/15/16	14,000	15,927
National City Bank	5.800%	6/7/17	14,625	17,129
National City Corp.	4.900%	1/15/15	28,928	31,173
PNC Bank NA	0.800%	1/28/16	26,345	26,328
PNC Bank NA	4.875%	9/21/17	14,135	16,103
PNC Funding Corp.	5.400%	6/10/14	6,820	7,250
PNC Funding Corp.	3.625%	2/8/15	34,200	36,120
PNC Funding Corp.	4.250%	9/21/15	23,385	25,503
PNC Funding Corp.	5.250%	11/15/15	25,165	28,086
PNC Funding Corp.	2.700%	9/19/16	50,210	52,997
Regions Bank	7.500%	5/15/18	13,250	16,032
Regions Financial Corp.	5.750%	6/15/15	12,100	13,128
Royal Bank of Canada	1.150%	3/13/15	19,324	19,511
Royal Bank of Canada	0.800%	10/30/15	12,250	12,268
Royal Bank of Canada	2.625%	12/15/15	4,380	4,605
Royal Bank of Canada	2.875%	4/19/16	73,300	77,762
Royal Bank of Canada	2.300%	7/20/16	37,250	38,824
Royal Bank of Scotland Group plc	2.550%	9/18/15	92,750	95,589
Royal Bank of Scotland plc	4.875%	3/16/15	23,159	24,927
Royal Bank of Scotland plc	3.950%	9/21/15	43,868	47,090
Royal Bank of Scotland plc	4.375%	3/16/16	86,765	94,622
Santander Holdings USA Inc.	3.000%	9/24/15	14,640	15,034
Santander Holdings USA Inc.	4.625%	4/19/16	8,600	9,186
6 Societe Generale SA	3.100%	9/14/15	3,900	4,053
6 Societe Generale SA	3.500%	1/15/16	12,625	13,222
Societe Generale SA	2.750%	10/12/17	83,630	85,476

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SouthTrust Corp.	5.800%	6/15/14	25,467	27,099
State Street Bank & Trust Co.	5.300%	1/15/16	7,261	8,144
State Street Corp.	2.875%	3/7/16	37,070	39,398
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	14,300	14,488
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	45,320	45,980
5 SunTrust Bank/Atlanta GA	0.608%	4/1/15	5,855	5,725
SunTrust Banks Inc.	3.600%	4/15/16	48,040	51,188
Svenska Handelsbanken AB	3.125%	7/12/16	23,060	24,516
Svenska Handelsbanken AB	2.875%	4/4/17	29,750	31,443
Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,924
UBS AG	3.875%	1/15/15	34,203	36,152
UBS AG	5.875%	7/15/16	12,002	13,393
UBS AG	5.875%	12/20/17	81,641	96,178
UBS AG	5.750%	4/25/18	35,228	41,458
Union Bank NA	5.950%	5/11/16	42,695	48,434
Union Bank NA	3.000%	6/6/16	36,570	38,702
Union Bank NA	2.125%	6/16/17	21,515	22,016
US Bancorp	1.375%	9/13/13	11,415	11,477
US Bancorp	4.200%	5/15/14	4,871	5,102
US Bancorp	2.450%	7/27/15	24,350	25,284
US Bancorp	2.200%	11/15/16	24,325	25,247
US Bancorp	1.650%	5/15/17	29,480	29,796
US Bank NA	6.300%	2/4/14	48,850	51,611
5 US Bank NA	0.585%	10/14/14	21,100	21,141
US Bank NA	4.950%	10/30/14	19,420	20,804
4 US Bank NA	3.778%	4/29/20	28,050	29,815
Wachovia Bank NA	4.800%	11/1/14	18,250	19,489
Wachovia Bank NA	4.875%	2/1/15	11,500	12,349
Wachovia Bank NA	5.000%	8/15/15	9,750	10,672
Wachovia Bank NA	5.600%	3/15/16	9,750	10,938
Wachovia Bank NA	6.000%	11/15/17	20,278	24,282
Wachovia Corp.	4.875%	2/15/14	13,305	13,872
Wachovia Corp.	5.250%	8/1/14	41,415	44,038
Wachovia Corp.	5.625%	10/15/16	34,080	38,992
Wachovia Corp.	5.750%	2/1/18	30,850	36,801
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	6.875%	6/15/11	21,983	44
Wells Fargo & Co.	4.625%	4/15/14	13,750	14,395
Wells Fargo & Co.	3.625%	4/15/15	26,620	28,174
Wells Fargo & Co.	1.500%	7/1/15	9,495	9,623
Wells Fargo & Co.	3.676%	6/15/16	58,064	62,843
Wells Fargo & Co.	2.625%	12/15/16	23,365	24,689
Wells Fargo & Co.	2.100%	5/8/17	27,720	28,402
Wells Fargo Bank NA	4.750%	2/9/15	11,265	12,106
Westpac Banking Corp.	1.850%	12/9/13	24,015	24,229
Westpac Banking Corp.	4.200%	2/27/15	46,575	49,948
Westpac Banking Corp.	3.000%	8/4/15	27,650	29,182
Westpac Banking Corp.	1.125%	9/25/15	26,500	26,699
Westpac Banking Corp.	3.000%	12/9/15	33,150	35,143
Westpac Banking Corp.	0.950%	1/12/16	19,500	19,493
Westpac Banking Corp.	2.000%	8/14/17	64,200	65,853
Westpac Banking Corp.	1.600%	1/12/18	66,055	65,896
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	6,820	7,715
Charles Schwab Corp.	0.850%	12/4/15	14,650	14,649
Charles Schwab Corp.	3.225%	9/1/22	9,750	9,688
Franklin Resources Inc.	1.375%	9/15/17	13,650	13,659
Franklin Resources Inc.	2.800%	9/15/22	4,888	4,854
Jefferies Group Inc.	5.875%	6/8/14	4,050	4,264
Jefferies Group Inc.	3.875%	11/9/15	11,400	11,876
Jefferies Group Inc.	5.125%	4/13/18	1,825	1,941
7 Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
TD Ameritrade Holding Corp.	4.150%	12/1/14	14,600	15,492

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (2.0%)
General Electric Capital Corp.	4.750%	9/15/14	10,000	10,650
General Electric Capital Corp.	3.750%	11/14/14	33,995	35,817
General Electric Capital Corp.	2.150%	1/9/15	45,515	46,771
General Electric Capital Corp.	4.375%	9/21/15	9,264	10,071
General Electric Capital Corp.	2.250%	11/9/15	18,790	19,420
General Electric Capital Corp.	1.000%	12/11/15	6,830	6,861
General Electric Capital Corp.	1.000%	1/8/16	14,640	14,593
General Electric Capital Corp.	5.000%	1/8/16	22,905	25,481
General Electric Capital Corp.	2.950%	5/9/16	24,400	25,759
General Electric Capital Corp.	3.350%	10/17/16	46,380	49,747
General Electric Capital Corp.	2.900%	1/9/17	29,275	30,855
General Electric Capital Corp.	2.300%	4/27/17	48,290	49,685
General Electric Capital Corp.	5.625%	9/15/17	10,735	12,606
General Electric Capital Corp.	1.600%	11/20/17	28,290	28,237
General Electric Capital Corp.	5.625%	5/1/18	12,085	14,233
4 General Electric Capital Corp.	6.375%	11/15/67	14,450	15,173
HSBC Finance Corp.	5.250%	1/15/14	80,733	84,125
HSBC Finance Corp.	5.250%	4/15/15	19,400	21,010
HSBC Finance Corp.	5.000%	6/30/15	44,605	48,500
HSBC Finance Corp.	5.500%	1/19/16	63,115	70,556
5 HSBC Finance Corp.	0.740%	6/1/16	17,325	16,884
SLM Corp.	5.375%	5/15/14	14,600	15,268
SLM Corp.	5.050%	11/14/14	20,175	21,207
SLM Corp.	3.875%	9/10/15	63,420	65,832
SLM Corp.	6.250%	1/25/16	35,041	38,568
SLM Corp.	6.000%	1/25/17	20,855	23,049
SLM Corp.	4.625%	9/25/17	19,520	20,315
6 USAA Capital Corp.	3.500%	7/17/14	9,600	9,956
6 USAA Capital Corp.	1.050%	9/30/14	17,340	17,466
6 USAA Capital Corp.	2.250%	12/13/16	9,840	10,197
Insurance (2.5%)
ACE INA Holdings Inc.	5.700%	2/15/17	24,037	28,070
Aetna Inc.	1.750%	5/15/17	4,875	4,925
Aetna Inc.	6.500%	9/15/18	11,700	14,474
Aflac Inc.	3.450%	8/15/15	10,200	10,852
Allied World Assurance Co. Ltd.	7.500%	8/1/16	19,492	23,125
American International Group Inc.	2.375%	8/24/15	9,750	9,974
American International Group Inc.	5.050%	10/1/15	25,250	27,814
American International Group Inc.	4.875%	9/15/16	33,520	37,391
American International Group Inc.	5.600%	10/18/16	9,770	11,149
American International Group Inc.	3.800%	3/22/17	21,465	23,148
American International Group Inc.	5.450%	5/18/17	13,300	15,216
American International Group Inc.	5.850%	1/16/18	39,050	45,635
Aspen Insurance Holdings Ltd.	6.000%	8/15/14	4,205	4,460
Axis Capital Holdings Ltd.	5.750%	12/1/14	44,700	47,837
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25,715	27,020
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	25,180	25,440
Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,320
Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	5,065
Berkshire Hathaway Inc.	1.900%	1/31/17	35,940	36,787
Berkshire Hathaway Inc.	1.550%	2/9/18	19,500	19,518
4 Chubb Corp.	6.375%	3/29/67	940	1,015
Cigna Corp.	2.750%	11/15/16	9,600	10,092
CNA Financial Corp.	5.850%	12/15/14	10,130	10,944
CNA Financial Corp.	6.500%	8/15/16	20,495	23,589
CNA Financial Corp.	7.350%	11/15/19	3,900	4,917
Coventry Health Care Inc.	6.125%	1/15/15	25,955	28,191
Genworth Financial Inc.	5.750%	6/15/14	5,821	6,127
Genworth Financial Inc.	6.515%	5/22/18	1,950	2,225
Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,851
Hartford Financial Services Group Inc.	5.375%	3/15/17	6,255	7,013
Hartford Financial Services Group Inc.	4.000%	10/15/17	2,585	2,808

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Jefferson-Pilot Corp.	4.750%	1/30/14	8,780	9,119
Manulife Financial Corp.	3.400%	9/17/15	14,620	15,401
6 MassMutual Global Funding II	3.125%	4/14/16	14,850	15,818
6 MassMutual Global Funding II	2.500%	10/17/22	8,475	8,202
MetLife Inc.	2.375%	2/6/14	39,000	39,744
MetLife Inc.	6.750%	6/1/16	40,950	48,282
MetLife Inc.	1.756%	12/15/17	14,600	14,637
6 Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,127
PartnerRe Finance A LLC	6.875%	6/1/18	9,550	11,550
6 Pricoa Global Funding I	5.450%	6/11/14	30,034	31,903
Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,663
6 Principal Life Global Funding I	5.050%	3/15/15	7,750	8,403
6 Principal Life Global Funding II	1.000%	12/11/15	20,500	20,571
Prudential Financial Inc.	5.100%	9/20/14	9,350	9,983
Prudential Financial Inc.	6.200%	1/15/15	11,465	12,574
Prudential Financial Inc.	4.750%	9/17/15	19,095	20,916
Prudential Financial Inc.	3.000%	5/12/16	11,725	12,364
Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	14,594
Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	37,483
Travelers Cos. Inc.	6.250%	6/20/16	10,125	11,869
Travelers Cos. Inc.	5.750%	12/15/17	9,950	11,982
UnitedHealth Group Inc.	5.000%	8/15/14	13,335	14,119
UnitedHealth Group Inc.	1.400%	10/15/17	24,600	24,588
WellPoint Inc.	5.250%	1/15/16	9,985	11,169
WellPoint Inc.	5.875%	6/15/17	10,500	12,330
Willis North America Inc.	6.200%	3/28/17	9,690	11,036
XL Group plc	5.250%	9/15/14	42,514	45,037
Other Finance (0.1%)
6 LeasePlan Corp. NV	3.000%	10/23/17	10,250	10,355
NYSE Euronext	2.000%	10/5/17	18,800	19,196
ORIX Corp.	3.750%	3/9/17	19,000	19,941
Real Estate Investment Trusts (1.2%)
Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,162
Brandywine Operating Partnership LP	5.700%	5/1/17	12,016	13,537
Brandywine Operating Partnership LP	4.950%	4/15/18	12,000	13,244
Camden Property Trust	5.000%	6/15/15	6,300	6,833
DDR Corp.	4.750%	4/15/18	14,600	16,060
Digital Realty Trust LP	4.500%	7/15/15	50,080	53,490
Duke Realty LP	7.375%	2/15/15	4,875	5,436
Duke Realty LP	5.950%	2/15/17	4,740	5,398
ERP Operating LP	6.584%	4/13/15	7,583	8,479
ERP Operating LP	5.125%	3/15/16	15,380	17,161
ERP Operating LP	5.375%	8/1/16	20,380	23,164
HCP Inc.	2.700%	2/1/14	14,550	14,809
HCP Inc.	3.750%	2/1/16	19,351	20,676
HCP Inc.	6.000%	1/30/17	9,750	11,245
Health Care REIT Inc.	5.875%	5/15/15	5,580	6,149
Health Care REIT Inc.	3.625%	3/15/16	17,688	18,775
Health Care REIT Inc.	4.700%	9/15/17	4,690	5,225
Health Care REIT Inc.	2.250%	3/15/18	14,650	14,677
Health Care REIT Inc.	4.125%	4/1/19	10,690	11,548
Hospitality Properties Trust	7.875%	8/15/14	12,150	12,933
Hospitality Properties Trust	6.300%	6/15/16	4,875	5,390
Kilroy Realty LP	4.800%	7/15/18	9,415	10,465
Kimco Realty Corp.	5.783%	3/15/16	15,783	17,665
ProLogis LP	6.250%	3/15/17	8,275	9,606
ProLogis LP	4.500%	8/15/17	7,300	7,911
ProLogis LP	6.625%	5/15/18	4,950	5,981
Realty Income Corp.	2.000%	1/31/18	19,500	19,452
Regency Centers LP	5.875%	6/15/17	13,675	15,704
Senior Housing Properties Trust	4.300%	1/15/16	9,700	10,088
Simon Property Group LP	5.100%	6/15/15	9,125	10,030
Simon Property Group LP	6.100%	5/1/16	5,820	6,681

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.250%	12/1/16	6,226	7,104
Simon Property Group LP	2.800%	1/30/17	32,470	34,148
Simon Property Group LP	5.875%	3/1/17	4,875	5,679
Simon Property Group LP	2.150%	9/15/17	42,635	43,921
Simon Property Group LP	6.125%	5/30/18	13,650	16,585
Tanger Properties LP	6.150%	11/15/15	15,860	18,042
				11,220,733
Industrial (28.4%)
Basic Industry (2.1%)
Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	12,300
Air Products & Chemicals Inc.	2.000%	8/2/16	9,825	10,191
Air Products & Chemicals Inc.	1.200%	10/15/17	9,760	9,693
Alcoa Inc.	6.750%	7/15/18	9,750	11,142
ArcelorMittal	5.375%	6/1/13	34,280	34,654
ArcelorMittal	9.500%	2/15/15	18,985	21,594
ArcelorMittal	4.250%	8/5/15	11,488	11,830
ArcelorMittal	4.250%	3/1/16	4,878	4,979
ArcelorMittal	5.000%	2/25/17	12,687	12,876
ArcelorMittal USA LLC	6.500%	4/15/14	11,285	11,832
Barrick Gold Corp.	1.750%	5/30/14	11,645	11,798
Barrick Gold Corp.	2.900%	5/30/16	21,255	22,326
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,028
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	58,729
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	45,775	46,363
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	23,315	24,053
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	36,050	36,524
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	4,390	5,107
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	4,880	4,936
CF Industries Inc.	6.875%	5/1/18	6,775	8,265
Eastman Chemical Co.	2.400%	6/1/17	45,184	46,686
Ecolab Inc.	2.375%	12/8/14	15,050	15,472
Ecolab Inc.	3.000%	12/8/16	21,907	23,270
Ecolab Inc.	1.450%	12/8/17	13,400	13,263
EI du Pont de Nemours & Co.	5.875%	1/15/14	208	218
EI du Pont de Nemours & Co.	1.950%	1/15/16	33,820	34,867
EI du Pont de Nemours & Co.	2.750%	4/1/16	4,149	4,394
EI du Pont de Nemours & Co.	5.250%	12/15/16	14,804	17,064
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,753	11,999
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	9,745	9,810
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	6,820	6,849
International Paper Co.	5.300%	4/1/15	4,750	5,167
International Paper Co.	7.950%	6/15/18	7,250	9,296
Praxair Inc.	4.625%	3/30/15	28,957	31,468
Praxair Inc.	5.375%	11/1/16	5,880	6,805
Praxair Inc.	5.200%	3/15/17	13,163	15,263
Praxair Inc.	1.050%	11/7/17	6,820	6,763
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,366	99,513
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	11,632	11,940
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	16,068	16,797
Rio Tinto Finance USA plc	2.000%	3/22/17	21,450	21,825
Rio Tinto Finance USA plc	1.625%	8/21/17	23,400	23,466
Rohm & Haas Co.	6.000%	9/15/17	4,380	5,152
RPM International Inc.	3.450%	11/15/22	6,750	6,578
Teck Resources Ltd.	5.375%	10/1/15	4,880	5,388
Vale Overseas Ltd.	6.250%	1/11/16	14,610	16,306
Vale Overseas Ltd.	6.250%	1/23/17	34,040	38,814
6 Xstrata Finance Canada Ltd.	1.800%	10/23/15	29,280	29,516
6 Xstrata Finance Canada Ltd.	3.600%	1/15/17	15,600	16,420
Capital Goods (2.9%)
3M Co.	1.000%	6/26/17	15,310	15,270
ABB Finance USA Inc.	1.625%	5/8/17	14,630	14,753
6 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	15,279
Bemis Co. Inc.	5.650%	8/1/14	10,130	10,831

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Capital Corp.	2.125%	8/15/16	7,250	7,518
Boeing Co.	3.500%	2/15/15	25,710	27,159
Case New Holland Inc.	7.750%	9/1/13	27,925	28,833
Caterpillar Financial Services Corp.	2.000%	4/5/13	4,520	4,533
Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	16,883
Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	28,240
Caterpillar Financial Services Corp.	6.125%	2/17/14	24,280	25,723
Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	27,006
5 Caterpillar Financial Services Corp.	0.660%	2/9/15	32,620	32,759
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	12,855
Caterpillar Financial Services Corp.	1.100%	5/29/15	17,910	18,126
Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,703
Caterpillar Financial Services Corp.	2.650%	4/1/16	10,520	11,111
Caterpillar Financial Services Corp.	2.050%	8/1/16	24,750	25,697
Caterpillar Financial Services Corp.	1.625%	6/1/17	4,885	4,949
Caterpillar Financial Services Corp.	1.250%	11/6/17	11,950	11,895
Caterpillar Inc.	1.500%	6/26/17	9,750	9,833
CRH America Inc.	5.300%	10/15/13	21,527	22,150
CRH America Inc.	4.125%	1/15/16	38,050	40,135
Danaher Corp.	1.300%	6/23/14	13,300	13,456
Danaher Corp.	2.300%	6/23/16	14,198	14,906
Eaton Corp. plc	5.950%	3/20/14	9,750	10,308
Emerson Electric Co.	5.625%	11/15/13	7,800	8,129
Emerson Electric Co.	4.125%	4/15/15	9,220	9,909
General Dynamics Corp.	1.375%	1/15/15	30,595	31,097
General Dynamics Corp.	2.250%	7/15/16	5,637	5,910
General Dynamics Corp.	1.000%	11/15/17	49,625	48,958
General Electric Co.	0.850%	10/9/15	18,420	18,451
General Electric Co.	5.250%	12/6/17	82,550	96,555
Harsco Corp.	5.125%	9/15/13	8,000	8,205
Harsco Corp.	2.700%	10/15/15	17,914	18,215
Illinois Tool Works Inc.	5.150%	4/1/14	18,725	19,703
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	18,270	18,790
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	36,003	39,633
John Deere Capital Corp.	4.900%	9/9/13	15,397	15,813
John Deere Capital Corp.	1.250%	12/2/14	11,470	11,621
John Deere Capital Corp.	2.950%	3/9/15	32,950	34,512
John Deere Capital Corp.	0.875%	4/17/15	4,875	4,904
John Deere Capital Corp.	0.950%	6/29/15	16,575	16,744
John Deere Capital Corp.	0.700%	9/4/15	6,350	6,357
John Deere Capital Corp.	0.750%	1/22/16	22,900	22,878
John Deere Capital Corp.	2.250%	6/7/16	28,375	29,582
John Deere Capital Corp.	1.850%	9/15/16	35,330	36,364
John Deere Capital Corp.	2.000%	1/13/17	12,680	13,089
John Deere Capital Corp.	1.400%	3/15/17	19,490	19,637
John Deere Capital Corp.	2.800%	9/18/17	6,570	6,992
John Deere Capital Corp.	1.200%	10/10/17	14,640	14,586
L-3 Communications Corp.	3.950%	11/15/16	24,610	26,644
Lockheed Martin Corp.	2.125%	9/15/16	13,985	14,500
Mohawk Industries Inc.	6.375%	1/15/16	6,146	6,979
Precision Castparts Corp.	0.700%	12/20/15	18,045	18,083
Precision Castparts Corp.	1.250%	1/15/18	48,935	48,655
Roper Industries Inc.	1.850%	11/15/17	9,760	9,755
United Technologies Corp.	4.875%	5/1/15	3,700	4,049
United Technologies Corp.	1.200%	6/1/15	11,500	11,679
United Technologies Corp.	1.800%	6/1/17	63,360	64,712
United Technologies Corp.	5.375%	12/15/17	11,610	13,705
Waste Management Inc.	6.375%	3/11/15	5,817	6,471
Waste Management Inc.	2.600%	9/1/16	8,200	8,564
Communication (5.0%)
America Movil SAB de CV	5.500%	3/1/14	20,916	21,945
America Movil SAB de CV	5.750%	1/15/15	19,525	21,239
America Movil SAB de CV	3.625%	3/30/15	48,771	51,525

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	2.375%	9/8/16	75,160	77,634
America Movil SAB de CV	5.625%	11/15/17	15,730	18,590
American Tower Corp.	4.625%	4/1/15	6,875	7,374
AT&T Inc.	5.100%	9/15/14	45,013	48,145
AT&T Inc.	0.875%	2/13/15	26,250	26,323
AT&T Inc.	2.500%	8/15/15	50,920	53,061
AT&T Inc.	2.950%	5/15/16	22,580	23,919
AT&T Inc.	5.625%	6/15/16	21,020	24,110
AT&T Inc.	2.400%	8/15/16	56,408	58,933
AT&T Inc.	1.600%	2/15/17	29,180	29,316
AT&T Inc.	1.700%	6/1/17	65,210	65,861
AT&T Inc.	5.500%	2/1/18	8,974	10,542
BellSouth Corp.	5.200%	9/15/14	30,175	32,338
6 British Sky Broadcasting Group plc	6.100%	2/15/18	6,010	7,196
6 British Sky Broadcasting Group plc	9.500%	11/15/18	12,464	17,121
6 BSKYB Finance UK plc	5.625%	10/15/15	3,484	3,891
CBS Corp.	1.950%	7/1/17	10,701	10,859
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	39,655	41,704
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	67,516	70,671
CenturyLink Inc.	5.000%	2/15/15	4,750	5,079
Comcast Corp.	5.300%	1/15/14	26,309	27,486
Comcast Corp.	6.500%	1/15/15	60,074	66,709
Comcast Corp.	5.850%	11/15/15	13,578	15,383
Comcast Corp.	6.500%	1/15/17	14,840	17,696
COX Communications Inc.	5.450%	12/15/14	6,667	7,261
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,452
6 Deutsche Telekom International Finance BV	3.125%	4/11/16	23,056	24,163
6 Deutsche Telekom International Finance BV	2.250%	3/6/17	7,075	7,231
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	3,965	4,211
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	50,875	53,429
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	17,710	18,563
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	12,035	12,758
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	17,480	17,844
Discovery Communications LLC	3.700%	6/1/15	40,677	43,302
Embarq Corp.	7.082%	6/1/16	10,195	11,851
France Telecom SA	4.375%	7/8/14	45,366	47,569
France Telecom SA	2.125%	9/16/15	14,288	14,703
France Telecom SA	2.750%	9/14/16	26,380	27,588
Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	15,712
NBCUniversal Media LLC	2.100%	4/1/14	36,455	37,060
NBCUniversal Media LLC	3.650%	4/30/15	25,155	26,691
NBCUniversal Media LLC	2.875%	4/1/16	45,855	48,222
News America Inc.	5.300%	12/15/14	13,550	14,691
Omnicom Group Inc.	5.900%	4/15/16	16,625	18,869
Qwest Corp.	7.500%	10/1/14	9,033	9,929
Qwest Corp.	6.500%	6/1/17	7,003	8,156
Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	9,745
Rogers Communications Inc.	6.375%	3/1/14	14,002	14,839
Rogers Communications Inc.	7.500%	3/15/15	5,299	6,044
TCI Communications Inc.	8.750%	8/1/15	9,860	11,716
Telecom Italia Capital SA	6.175%	6/18/14	18,627	19,735
Telecom Italia Capital SA	4.950%	9/30/14	48,191	50,646
Telecom Italia Capital SA	5.250%	10/1/15	42,728	45,834
Telefonica Emisiones SAU	4.949%	1/15/15	18,925	20,000
Telefonica Emisiones SAU	3.729%	4/27/15	5,860	6,079
Telefonica Emisiones SAU	3.992%	2/16/16	22,525	23,505
Telefonica Emisiones SAU	6.421%	6/20/16	21,520	23,878
Telefonos de Mexico SAB de CV	5.500%	1/27/15	4,875	5,259
Thomson Reuters Corp.	5.700%	10/1/14	22,400	24,141
Time Warner Cable Inc.	8.250%	2/14/14	6,500	7,001
Time Warner Cable Inc.	7.500%	4/1/14	17,645	19,018
Time Warner Cable Inc.	3.500%	2/1/15	22,325	23,532
Time Warner Cable Inc.	5.850%	5/1/17	27,360	31,995
Verizon Communications Inc.	1.950%	3/28/14	18,650	18,968

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	1.250%	11/3/14	40,300	40,771
Verizon Communications Inc.	4.900%	9/15/15	7,300	8,087
Verizon Communications Inc.	0.700%	11/2/15	25,250	25,218
Verizon Communications Inc.	5.550%	2/15/16	30,403	34,496
Verizon Communications Inc.	2.000%	11/1/16	45,941	47,584
Verizon Communications Inc.	5.500%	4/1/17	13,675	15,930
Verizon Communications Inc.	1.100%	11/1/17	13,400	13,191
Vodafone Group plc	4.150%	6/10/14	67,866	71,012
Vodafone Group plc	5.375%	1/30/15	6,890	7,515
Vodafone Group plc	5.750%	3/15/16	10,016	11,492
Vodafone Group plc	2.875%	3/16/16	35,080	37,100
Vodafone Group plc	5.625%	2/27/17	18,912	22,063
Vodafone Group plc	1.625%	3/20/17	34,430	34,821
Vodafone Group plc	1.250%	9/26/17	38,173	37,949
WPP Finance UK	8.000%	9/15/14	17,480	19,280
Consumer Cyclical (4.1%)
Amazon.com Inc.	0.650%	11/27/15	39,040	38,925
Amazon.com Inc.	1.200%	11/29/17	14,640	14,483
6 American Honda Finance Corp.	6.700%	10/1/13	19,400	20,162
6 American Honda Finance Corp.	3.500%	3/16/15	7,200	7,595
6 American Honda Finance Corp.	2.500%	9/21/15	13,870	14,444
6 American Honda Finance Corp.	2.125%	2/28/17	14,330	14,704
6 American Honda Finance Corp.	1.500%	9/11/17	10,566	10,491
AutoZone Inc.	5.750%	1/15/15	5,320	5,817
AutoZone Inc.	7.125%	8/1/18	6,197	7,745
Carnival Corp.	1.200%	2/5/16	7,820	7,818
Carnival Corp.	1.875%	12/15/17	20,720	20,686
CVS Caremark Corp.	3.250%	5/18/15	22,070	23,284
CVS Caremark Corp.	5.750%	6/1/17	30,067	35,560
6 Daimler Finance North America LLC	2.300%	1/9/15	19,480	19,941
6 Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,950
eBay Inc.	1.625%	10/15/15	15,783	16,251
eBay Inc.	1.350%	7/15/17	15,802	15,876
6 Experian Finance plc	2.375%	6/15/17	20,270	20,636
Ford Motor Credit Co. LLC	3.875%	1/15/15	33,983	35,300
Ford Motor Credit Co. LLC	7.000%	4/15/15	51,889	57,403
Ford Motor Credit Co. LLC	2.750%	5/15/15	33,161	33,889
Ford Motor Credit Co. LLC	5.625%	9/15/15	15,265	16,701
Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,263
Ford Motor Credit Co. LLC	4.207%	4/15/16	22,343	23,795
Ford Motor Credit Co. LLC	3.984%	6/15/16	30,550	32,383
Ford Motor Credit Co. LLC	8.000%	12/15/16	21,465	25,720
Ford Motor Credit Co. LLC	4.250%	2/3/17	13,655	14,531
Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	24,608
Ford Motor Credit Co. LLC	6.625%	8/15/17	22,403	26,116
Ford Motor Credit Co. LLC	5.000%	5/15/18	14,280	15,671
6 Harley-Davidson Financial Services Inc.	1.150%	9/15/15	34,600	34,563
6 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	12,253	13,122
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,147	16,629
6 Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	22,415
Home Depot Inc.	5.400%	3/1/16	79,615	90,570
6 Hyundai Capital America	3.750%	4/6/16	10,980	11,660
6 Hyundai Capital Services Inc.	4.375%	7/27/16	15,860	17,123
6 Kia Motors Corp.	3.625%	6/14/16	11,454	12,124
Lowe's Cos. Inc.	1.625%	4/15/17	37,494	38,143
Macy's Retail Holdings Inc.	7.875%	7/15/15	15,245	17,739
Macy's Retail Holdings Inc.	5.900%	12/1/16	15,519	18,101
Macy's Retail Holdings Inc.	7.450%	7/15/17	23,545	28,998
Marriott International Inc.	6.375%	6/15/17	6,872	7,990
6 Nissan Motor Acceptance Corp.	4.500%	1/30/15	30,093	32,174
6 Nissan Motor Acceptance Corp.	1.950%	9/12/17	13,530	13,673
Nordstrom Inc.	6.750%	6/1/14	7,434	8,032
Nordstrom Inc.	6.250%	1/15/18	6,599	7,954

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 PACCAR Financial Corp.	0.658%	4/5/13	50,535	50,568
PACCAR Financial Corp.	1.550%	9/29/14	16,740	17,027
PACCAR Financial Corp.	0.750%	8/14/15	12,680	12,707
PACCAR Financial Corp.	1.600%	3/15/17	12,000	12,134
Staples Inc.	2.750%	1/12/18	7,800	7,825
TJX Cos. Inc.	4.200%	8/15/15	5,360	5,826
Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	17,058
Toyota Motor Credit Corp.	1.250%	11/17/14	5,583	5,659
Toyota Motor Credit Corp.	1.000%	2/17/15	41,340	41,655
Toyota Motor Credit Corp.	0.875%	7/17/15	26,335	26,509
Toyota Motor Credit Corp.	2.800%	1/11/16	19,741	20,835
Toyota Motor Credit Corp.	2.000%	9/15/16	38,279	39,631
Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	28,133
Toyota Motor Credit Corp.	1.750%	5/22/17	35,429	36,122
Toyota Motor Credit Corp.	1.250%	10/5/17	36,900	36,716
Toyota Motor Credit Corp.	1.375%	1/10/18	17,580	17,517
Viacom Inc.	2.500%	12/15/16	10,400	10,855
6 Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,600
6 Volkswagen International Finance NV	1.875%	4/1/14	49,860	50,385
6 Volkswagen International Finance NV	2.375%	3/22/17	14,620	14,976
6 Volkswagen International Finance NV	1.600%	11/20/17	13,500	13,405
Wal-Mart Stores Inc.	1.625%	4/15/14	15,640	15,876
Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,417
Wal-Mart Stores Inc.	1.500%	10/25/15	38,550	39,521
Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	18,206
Wal-Mart Stores Inc.	5.375%	4/5/17	40,673	47,806
Walgreen Co.	1.000%	3/13/15	48,776	48,892
Walgreen Co.	1.800%	9/15/17	18,967	19,092
Western Union Co.	6.500%	2/26/14	28,250	29,948
Western Union Co.	5.930%	10/1/16	16,600	18,337
Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	7,950
Wyndham Worldwide Corp.	5.750%	2/1/18	6,820	7,747
Consumer Noncyclical (7.4%)
6 AbbVie Inc.	1.200%	11/6/15	48,775	49,084
6 AbbVie Inc.	1.750%	11/6/17	55,150	55,424
Actavis Inc.	1.875%	10/1/17	19,520	19,584
Allergan Inc.	5.750%	4/1/16	15,530	17,825
Altria Group Inc.	8.500%	11/10/13	31,113	33,006
Altria Group Inc.	4.125%	9/11/15	38,477	41,652
AmerisourceBergen Corp.	5.875%	9/15/15	9,228	10,401
Amgen Inc.	1.875%	11/15/14	50,570	51,703
Amgen Inc.	2.300%	6/15/16	20,000	20,822
Amgen Inc.	2.125%	5/15/17	51,770	53,299
Anheuser-Busch Cos. LLC	5.000%	1/15/15	7,480	8,099
Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,553
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	36,100	36,034
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	36,600	36,233
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	39,000	39,550
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	31,030
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	23,605	25,170
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	19,495	20,749
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	37,740	37,817
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	46,615	49,298
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	43,532	43,559
AstraZeneca plc	5.400%	6/1/14	11,070	11,760
AstraZeneca plc	5.900%	9/15/17	21,480	25,823
AstraZeneca plc	1.950%	9/18/19	9,740	9,787
Baxter International Inc.	5.375%	6/1/18	9,745	11,647
Boston Scientific Corp.	5.450%	6/15/14	4,870	5,158
Boston Scientific Corp.	4.500%	1/15/15	39,300	41,741
Boston Scientific Corp.	6.250%	11/15/15	10,150	11,437
Boston Scientific Corp.	6.400%	6/15/16	15,572	17,891
Bottling Group LLC	6.950%	3/15/14	10,283	11,010

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bottling Group LLC	5.500%	4/1/16	32,960	37,586
Bristol-Myers Squibb Co.	0.875%	8/1/17	19,500	19,223
Brown-Forman Corp.	1.000%	1/15/18	5,480	5,414
Bunge Ltd. Finance Corp.	5.100%	7/15/15	4,380	4,767
Cardinal Health Inc.	5.500%	6/15/13	4,245	4,322
Cardinal Health Inc.	1.900%	6/15/17	6,830	6,927
CareFusion Corp.	5.125%	8/1/14	13,970	14,816
Celgene Corp.	2.450%	10/15/15	34,090	35,441
Celgene Corp.	1.900%	8/15/17	9,610	9,727
Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,273
Clorox Co.	5.000%	3/1/13	2,750	2,759
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,825
Coca-Cola Co.	0.750%	11/15/13	19,950	20,027
Coca-Cola Co.	3.625%	3/15/14	19,635	20,337
Coca-Cola Co.	1.500%	11/15/15	21,220	21,754
Coca-Cola Co.	1.800%	9/1/16	37,070	38,290
Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	20,400	20,901
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	22,450	24,080
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,828
ConAgra Foods Inc.	1.300%	1/25/16	9,760	9,793
ConAgra Foods Inc.	1.900%	1/25/18	32,960	33,115
Covidien International Finance SA	6.000%	10/15/17	10,305	12,378
CR Bard Inc.	2.875%	1/15/16	22,350	23,608
Delhaize Group SA	6.500%	6/15/17	13,054	14,845
Diageo Capital plc	7.375%	1/15/14	3,221	3,425
Diageo Capital plc	1.500%	5/11/17	33,545	33,821
Express Scripts Holding Co.	6.250%	6/15/14	7,505	8,045
Express Scripts Holding Co.	2.750%	11/21/14	21,430	22,116
Express Scripts Holding Co.	2.100%	2/12/15	29,220	29,869
Express Scripts Holding Co.	3.125%	5/15/16	26,495	28,030
Express Scripts Holding Co.	3.500%	11/15/16	27,425	29,534
Express Scripts Holding Co.	2.650%	2/15/17	38,116	39,504
Genentech Inc.	4.750%	7/15/15	15,730	17,281
General Mills Inc.	0.875%	1/29/16	7,735	7,754
General Mills Inc.	5.700%	2/15/17	5,600	6,544
Gilead Sciences Inc.	2.400%	12/1/14	19,480	20,066
Gilead Sciences Inc.	3.050%	12/1/16	15,960	17,108
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	28,290	29,644
GlaxoSmithKline Capital plc	0.750%	5/8/15	14,960	15,028
GlaxoSmithKline Capital plc	1.500%	5/8/17	71,700	72,409
HJ Heinz Co.	2.000%	9/12/16	7,910	8,171
Hospira Inc.	5.900%	6/15/14	6,825	7,256
Hospira Inc.	6.050%	3/30/17	6,390	7,366
Kellogg Co.	1.750%	5/17/17	10,240	10,350
Koninklijke Philips Electronics NV	5.750%	3/11/18	24,095	28,894
Kraft Foods Group Inc.	1.625%	6/4/15	14,625	14,874
Kraft Foods Group Inc.	2.250%	6/5/17	25,360	26,122
Kroger Co.	7.500%	1/15/14	13,725	14,602
Kroger Co.	2.200%	1/15/17	6,895	7,082
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,750	9,894
Life Technologies Corp.	4.400%	3/1/15	14,600	15,446
Lorillard Tobacco Co.	3.500%	8/4/16	28,020	29,605
Lorillard Tobacco Co.	2.300%	8/21/17	18,520	18,631
McKesson Corp.	6.500%	2/15/14	12,970	13,747
McKesson Corp.	0.950%	12/4/15	23,400	23,494
McKesson Corp.	3.250%	3/1/16	16,079	17,185
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,608
Medco Health Solutions Inc.	2.750%	9/15/15	8,774	9,144
Medtronic Inc.	3.000%	3/15/15	9,645	10,129
Merck & Co. Inc.	4.750%	3/1/15	6,100	6,622
Merck & Co. Inc.	4.000%	6/30/15	31,430	34,089
Merck & Co. Inc.	2.250%	1/15/16	45,988	48,099
Mondelez International Inc.	6.750%	2/19/14	24,400	25,900
Mondelez International Inc.	4.125%	2/9/16	16,580	18,034

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mondelez International Inc.	6.500%	8/11/17	17,295	20,923
Mondelez International Inc.	6.125%	2/1/18	10,110	12,166
Mondelez International Inc.	6.125%	8/23/18	28,755	35,192
Newell Rubbermaid Inc.	2.050%	12/1/17	4,700	4,696
Novartis Capital Corp.	4.125%	2/10/14	31,775	32,953
Novartis Capital Corp.	2.900%	4/24/15	9,450	9,921
PepsiAmericas Inc.	4.375%	2/15/14	14,370	14,939
PepsiCo Inc.	0.875%	10/25/13	4,150	4,168
PepsiCo Inc.	3.750%	3/1/14	26,150	27,050
PepsiCo Inc.	0.800%	8/25/14	16,405	16,495
PepsiCo Inc.	3.100%	1/15/15	13,475	14,134
PepsiCo Inc.	0.750%	3/5/15	19,495	19,557
PepsiCo Inc.	2.500%	5/10/16	21,805	22,923
PepsiCo Inc.	1.250%	8/13/17	52,965	52,871
6 Pernod-Ricard SA	2.950%	1/15/17	2,925	3,051
Pfizer Inc.	4.500%	2/15/14	5,500	5,735
Pfizer Inc.	5.350%	3/15/15	52,000	57,062
Pharmacia Corp.	6.500%	12/1/18	8,300	10,483
Philip Morris International Inc.	6.875%	3/17/14	18,431	19,758
Philip Morris International Inc.	2.500%	5/16/16	49,265	51,950
Philip Morris International Inc.	1.125%	8/21/17	19,525	19,408
Procter & Gamble Co.	3.500%	2/15/15	1,620	1,721
Procter & Gamble Co.	4.850%	12/15/15	2,925	3,270
Procter & Gamble Co.	1.450%	8/15/16	22,505	23,035
Reynolds American Inc.	1.050%	10/30/15	6,840	6,844
Reynolds American Inc.	7.625%	6/1/16	15,595	18,689
Reynolds American Inc.	6.750%	6/15/17	2,680	3,239
6 Roche Holdings Inc.	5.000%	3/1/14	3,160	3,314
6 Roche Holdings Inc.	6.000%	3/1/19	20,825	25,753
Safeway Inc.	6.250%	3/15/14	9,650	10,181
Safeway Inc.	3.400%	12/1/16	14,610	15,253
Sanofi	1.200%	9/30/14	39,700	40,192
Sanofi	2.625%	3/29/16	45,760	48,173
St. Jude Medical Inc.	2.200%	9/15/13	9,745	9,849
St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,392
St. Jude Medical Inc.	2.500%	1/15/16	14,625	15,177
Stryker Corp.	3.000%	1/15/15	13,600	14,231
Stryker Corp.	2.000%	9/30/16	28,935	30,010
6 Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	38,060	38,386
6 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	27,690	27,911
6 Tesco plc	2.000%	12/5/14	14,610	14,886
6 Tesco plc	2.700%	1/5/17	5,575	5,772
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	12,770	13,345
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	35,570	37,391
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,540
Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	20,594
Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	14,074
Tyson Foods Inc.	6.600%	4/1/16	14,610	16,692
Unilever Capital Corp.	0.450%	7/30/15	29,600	29,522
Unilever Capital Corp.	2.750%	2/10/16	4,875	5,124
Unilever Capital Corp.	0.850%	8/2/17	31,090	30,615
Wyeth LLC	5.500%	2/1/14	53,732	56,452
Wyeth LLC	5.500%	2/15/16	9,745	11,099
Wyeth LLC	5.450%	4/1/17	3,270	3,849
6 Zoetis Inc.	1.150%	2/1/16	14,650	14,675
6 Zoetis Inc.	1.875%	2/1/18	16,525	16,544
Energy (3.8%)
Anadarko Petroleum Corp.	7.625%	3/15/14	14,610	15,659
Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	31,832
Anadarko Petroleum Corp.	5.950%	9/15/16	48,980	56,087
Anadarko Petroleum Corp.	6.375%	9/15/17	22,933	27,152
Apache Corp.	1.750%	4/15/17	19,090	19,322

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	5.250%	11/7/13	24,524	25,413
BP Capital Markets plc	3.875%	3/10/15	95,055	101,334
BP Capital Markets plc	3.125%	10/1/15	37,918	40,213
BP Capital Markets plc	0.700%	11/6/15	38,500	38,493
BP Capital Markets plc	3.200%	3/11/16	52,165	55,655
BP Capital Markets plc	2.248%	11/1/16	37,575	39,007
BP Capital Markets plc	1.846%	5/5/17	29,575	30,190
BP Capital Markets plc	1.375%	11/6/17	19,000	18,960
Canadian Natural Resources Ltd.	1.450%	11/14/14	16,400	16,618
Canadian Natural Resources Ltd.	4.900%	12/1/14	10,974	11,791
Canadian Natural Resources Ltd.	5.700%	5/15/17	6,820	8,002
Chevron Corp.	1.104%	12/5/17	24,400	24,301
ConocoPhillips	4.750%	2/1/14	10,245	10,667
ConocoPhillips	4.600%	1/15/15	6,830	7,358
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	39,847
Devon Energy Corp.	5.625%	1/15/14	6,250	6,543
Devon Energy Corp.	1.875%	5/15/17	9,750	9,788
Ensco plc	3.250%	3/15/16	33,450	35,535
EOG Resources Inc.	2.950%	6/1/15	23,855	25,074
EOG Resources Inc.	2.500%	2/1/16	14,878	15,541
FMC Technologies Inc.	2.000%	10/1/17	11,878	11,893
6 GS Caltex Corp.	5.500%	10/15/15	8,300	9,091
Marathon Oil Corp.	0.900%	11/1/15	58,310	58,300
Marathon Petroleum Corp.	3.500%	3/1/16	7,370	7,870
National Oilwell Varco Inc.	1.350%	12/1/17	4,875	4,863
Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,997
Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,832
Occidental Petroleum Corp.	2.500%	2/1/16	24,500	25,778
Occidental Petroleum Corp.	4.125%	6/1/16	8,344	9,225
Occidental Petroleum Corp.	1.750%	2/15/17	64,910	66,205
Occidental Petroleum Corp.	1.500%	2/15/18	14,600	14,628
Phillips 66	1.950%	3/5/15	22,710	23,222
Phillips 66	2.950%	5/1/17	14,789	15,572
Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,722
Pioneer Natural Resources Co.	6.875%	5/1/18	8,863	10,680
6 Schlumberger Norge AS	1.950%	9/14/16	39,569	40,695
6 Schlumberger Norge AS	1.250%	8/1/17	19,735	19,555
Shell International Finance BV	4.000%	3/21/14	57,691	60,021
Shell International Finance BV	3.100%	6/28/15	66,170	70,026
Shell International Finance BV	0.625%	12/4/15	21,025	21,083
Shell International Finance BV	5.200%	3/22/17	14,225	16,529
Shell International Finance BV	1.125%	8/21/17	24,380	24,320
Total Capital Canada Ltd.	1.450%	1/15/18	14,050	14,074
Total Capital International SA	0.750%	1/25/16	21,000	21,017
Total Capital International SA	1.500%	2/17/17	32,255	32,558
Total Capital International SA	1.550%	6/28/17	24,750	24,928
Total Capital SA	3.000%	6/24/15	39,541	41,683
Total Capital SA	3.125%	10/2/15	36,354	38,567
Total Capital SA	2.300%	3/15/16	26,238	27,369
Transocean Inc.	4.950%	11/15/15	59,570	64,789
Transocean Inc.	5.050%	12/15/16	22,375	24,975
Transocean Inc.	2.500%	10/15/17	15,126	15,172
Valero Energy Corp.	4.500%	2/1/15	14,625	15,629
Valero Energy Corp.	6.125%	6/15/17	14,010	16,598
Weatherford International Inc.	6.350%	6/15/17	10,105	11,608
Weatherford International Ltd.	5.150%	3/15/13	3,737	3,756
Weatherford International Ltd.	5.500%	2/15/16	9,760	10,701
6 Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,070
Technology (2.2%)
Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,494
Agilent Technologies Inc.	5.500%	9/14/15	7,149	7,945
Agilent Technologies Inc.	6.500%	11/1/17	9,500	11,418
Altera Corp.	1.750%	5/15/17	7,375	7,515

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amphenol Corp.	4.750%	11/15/14	19,500	20,790
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,332
	Baidu Inc.	2.250%	11/28/17	6,850	6,878
	Cisco Systems Inc.	1.625%	3/14/14	40,280	40,836
	Cisco Systems Inc.	2.900%	11/17/14	5,000	5,219
	Cisco Systems Inc.	5.500%	2/22/16	16,217	18,490
	Computer Sciences Corp.	2.500%	9/15/15	14,630	15,035
	Corning Inc.	1.450%	11/15/17	14,675	14,674
	Dell Inc.	2.100%	4/1/14	8,325	8,387
	Dell Inc.	5.625%	4/15/14	27,750	29,165
	Dell Inc.	2.300%	9/10/15	15,851	16,142
	Dell Inc.	3.100%	4/1/16	7,825	8,123
	Dun & Bradstreet Corp.	3.250%	12/1/17	4,825	4,940
	Google Inc.	2.125%	5/19/16	3,854	4,017
	Hewlett-Packard Co.	1.250%	9/13/13	19,500	19,512
	Hewlett-Packard Co.	6.125%	3/1/14	18,900	19,883
	Hewlett-Packard Co.	4.750%	6/2/14	9,760	10,164
	Hewlett-Packard Co.	2.625%	12/9/14	9,750	9,917
	Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,084
	Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,311
	Hewlett-Packard Co.	2.650%	6/1/16	31,485	31,732
	Hewlett-Packard Co.	3.000%	9/15/16	20,455	20,811
	Hewlett-Packard Co.	5.400%	3/1/17	6,340	6,871
	Hewlett-Packard Co.	2.600%	9/15/17	18,070	17,699
	HP Enterprise Services LLC	6.000%	8/1/13	59,848	61,196
	Intel Corp.	1.950%	10/1/16	7,780	8,055
	Intel Corp.	1.350%	12/15/17	69,542	69,312
	International Business Machines Corp.	1.000%	8/5/13	28,770	28,890
	International Business Machines Corp.	6.500%	10/15/13	8,800	9,180
	International Business Machines Corp.	0.875%	10/31/14	23,390	23,592
	International Business Machines Corp.	0.550%	2/6/15	9,935	9,940
	International Business Machines Corp.	2.000%	1/5/16	22,550	23,360
	International Business Machines Corp.	1.950%	7/22/16	57,575	59,787
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,668
	International Business Machines Corp.	5.700%	9/14/17	1,900	2,278
	Lexmark International Inc.	5.900%	6/1/13	13,475	13,683
	Microsoft Corp.	1.625%	9/25/15	10,574	10,887
	Microsoft Corp.	0.875%	11/15/17	14,500	14,368
	Oracle Corp.	3.750%	7/8/14	13,000	13,607
	Oracle Corp.	5.250%	1/15/16	34,845	39,411
	Oracle Corp.	1.200%	10/15/17	39,025	38,935
	Pitney Bowes Inc.	4.875%	8/15/14	1,550	1,623
	Texas Instruments Inc.	1.375%	5/15/14	23,306	23,620
	Texas Instruments Inc.	2.375%	5/16/16	12,675	13,281
	Xerox Corp.	4.250%	2/15/15	27,140	28,577
	Xerox Corp.	2.950%	3/15/17	7,800	7,957
	Transportation (0.9%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	5,380	5,793
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	4,875	5,718
	Canadian National Railway Co.	4.950%	1/15/14	8,125	8,475
	Canadian National Railway Co.	1.450%	12/15/16	6,840	6,969
4	Continental Airlines 1997-4 Class A Pass Through
	Trust	6.900%	7/2/19	7,135	7,777
4	Continental Airlines 1998-1 Class A Pass Through
	Trust	6.648%	3/15/19	4,679	5,018
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,293	7,221
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	6,105	6,837
4,5	Continental Airlines 2006-1 Class G Pass Through
	Trust	0.660%	6/2/15	11,612	11,544
4	Continental Airlines 2012-2 Class B Pass Through
	Trust	5.500%	4/29/22	3,375	3,531
	CSX Corp.	5.500%	8/1/13	14,120	14,468

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	6.250%	4/1/15	11,557	12,883
	CSX Corp.	6.250%	3/15/18	20,645	24,987
4,8	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	5,012	5,564
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	14,301	16,267
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	5/7/20	5,100	5,534
6	ERAC USA Finance LLC	2.250%	1/10/14	49,660	50,323
6	ERAC USA Finance LLC	5.600%	5/1/15	10,245	11,272
6	ERAC USA Finance LLC	1.400%	4/15/16	8,775	8,804
6	ERAC USA Finance LLC	6.375%	10/15/17	4,220	5,062
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,244
[4,5,8]	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.683%	6/15/15	5,092	5,064
[4,5,8]	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.728%	9/15/15	19,025	18,615
[4,5,8]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.760%	5/15/18	9,655	8,714
	Norfolk Southern Corp.	5.257%	9/17/14	12,315	13,223
	Norfolk Southern Corp.	5.750%	1/15/16	4,960	5,629
6	Penske Truck Leasing Co. Lp / PTL Finance Corp.	2.500%	7/11/14	15,000	15,264
	Ryder System Inc.	5.850%	3/1/14	5,150	5,398
	Ryder System Inc.	3.150%	3/2/15	17,450	18,059
	Ryder System Inc.	3.600%	3/1/16	25,775	26,988
	Ryder System Inc.	2.500%	3/1/17	12,635	12,960
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,241	2,633
	United Parcel Service Inc.	1.125%	10/1/17	12,850	12,823
	United Parcel Service Inc.	5.500%	1/15/18	14,239	17,003
					12,135,143
Utilities (3.7%)
	Electric (3.0%)
	Ameren Illinois Co.	6.125%	11/15/17	3,270	3,929
	American Electric Power Co. Inc.	1.650%	12/15/17	24,620	24,585
	Appalachian Power Co.	5.000%	6/1/17	3,265	3,721
	Arizona Public Service Co.	5.800%	6/30/14	8,050	8,627
	Arizona Public Service Co.	4.650%	5/15/15	5,850	6,349
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	7,913
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	12,636
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,382
	Carolina Power & Light Co.	5.250%	12/15/15	14,870	16,801
	CenterPoint Energy Inc.	5.950%	2/1/17	4,880	5,628
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,044
	CMS Energy Corp.	2.750%	5/15/14	30,270	30,648
	CMS Energy Corp.	4.250%	9/30/15	39,305	41,860
	CMS Energy Corp.	6.550%	7/17/17	1,615	1,902
	CMS Energy Corp.	5.050%	2/15/18	9,071	10,216
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,044
	Commonwealth Edison Co.	5.950%	8/15/16	15,777	18,368
	Commonwealth Edison Co.	1.950%	9/1/16	26,825	27,734
	Commonwealth Edison Co.	6.150%	9/15/17	16,996	20,470
	Commonwealth Edison Co.	5.800%	3/15/18	9,440	11,347
	Consumers Energy Co.	5.500%	8/15/16	4,530	5,206
	Consumers Energy Co.	5.150%	2/15/17	14,095	16,158
	DTE Energy Co.	7.625%	5/15/14	4,900	5,315
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	12,071
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,125
	Duke Energy Carolinas LLC	5.100%	4/15/18	19,172	22,597
	Duke Energy Corp.	3.350%	4/1/15	4,875	5,125
6	Enel Finance International NV	3.875%	10/7/14	24,475	25,256
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	43,288
	Entergy Corp.	3.625%	9/15/15	18,420	19,319
	Entergy Corp.	4.700%	1/15/17	8,275	9,000
	Entergy Louisiana LLC	1.875%	12/15/14	10,350	10,585
	Exelon Corp.	4.900%	6/15/15	9,760	10,597
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	20,343
	Florida Power Corp.	0.650%	11/15/15	7,390	7,385
	Florida Power Corp.	5.100%	12/1/15	37,035	41,496
	Florida Power Corp.	5.800%	9/15/17	4,875	5,779

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power Corp.	5.650%	6/15/18	6,550	7,877
4,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	17,263	17,390
	Georgia Power Co.	6.000%	11/1/13	8,105	8,428
	Georgia Power Co.	0.750%	8/10/15	16,915	16,959
	Georgia Power Co.	0.625%	11/15/15	33,625	33,568
	Georgia Power Co.	3.000%	4/15/16	6,885	7,325
	Georgia Power Co.	5.700%	6/1/17	5,285	6,269
	Great Plains Energy Inc.	2.750%	8/15/13	11,700	11,812
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	57,568
6	International Transmission Co.	4.450%	7/15/13	8,800	8,915
	LG&E & KU Energy LLC	2.125%	11/15/15	10,720	10,973
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,040	5,181
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,205
	MidAmerican Energy Co.	5.300%	3/15/18	16,585	19,710
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,135
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	10,176	12,196
6	Monongahela Power Co. Inc.	7.950%	12/15/13	6,720	7,139
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	71,198
	National Rural Utilities Cooperative Finance Corp.	1.125%	11/1/13	13,300	13,378
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	13,330	13,934
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,856
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	9,750	10,065
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,262
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	3,900	4,537
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,030	3,603
	Nevada Power Co.	5.875%	1/15/15	27,660	30,393
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	26,845	27,044
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	29,535	30,704
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	2,930	3,481
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	6,308
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,041
	Ohio Power Co.	4.850%	1/15/14	4,875	5,060
	Ohio Power Co.	6.000%	6/1/16	5,928	6,795
	Pacific Gas & Electric Co.	5.625%	11/30/17	5,444	6,504
	Pennsylvania Electric Co.	6.050%	9/1/17	5,445	6,383
	PG&E Corp.	5.750%	4/1/14	52,933	55,981
	Potomac Electric Power Co.	4.950%	11/15/13	5,330	5,510
	PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,272
	Public Service Co. of Colorado	5.500%	4/1/14	6,825	7,223
	Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,132
	Public Service Electric & Gas Co.	2.700%	5/1/15	13,500	14,128
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,526
	Sierra Pacific Power Co.	6.000%	5/15/16	10,200	11,821
	Southern California Edison Co.	5.000%	1/15/14	3,300	3,442
	Southern California Edison Co.	5.750%	3/15/14	12,925	13,658
	Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,266
	Tampa Electric Co.	6.100%	5/15/18	1,650	2,033
	TECO Finance Inc.	6.572%	11/1/17	5,710	6,881
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	56,533
	Union Electric Co.	6.400%	6/15/17	7,881	9,538
4	Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,938
	Natural Gas (0.7%)
	Atmos Energy Corp.	4.950%	10/15/14	6,260	6,696
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	32,932	38,096
	DCP Midstream Operating LP	2.500%	12/1/17	7,240	7,249
	El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	28,738	30,893
	Enbridge Energy Partners LP	5.350%	12/15/14	2,440	2,630
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	2,111
	Energy Transfer Partners LP	6.000%	7/1/13	18,540	18,932
	Energy Transfer Partners LP	5.950%	2/1/15	7,133	7,786
	Energy Transfer Partners LP	6.125%	2/15/17	19,583	22,529
	Energy Transfer Partners LP	6.700%	7/1/18	6,210	7,482
6	Gulfstream Natural Gas System LLC	6.950%	6/1/16	4,850	5,694

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	5,840	6,375
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	20,805	22,314
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	12,435	14,421
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	2,700	3,206
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	3,888
	ONEOK Partners LP	3.250%	2/1/16	8,380	8,847
	ONEOK Partners LP	2.000%	10/1/17	6,335	6,383
	Sempra Energy	6.500%	6/1/16	23,724	27,720
	Sempra Energy	2.300%	4/1/17	34,160	35,312
	Southern California Gas Co.	5.500%	3/15/14	7,979	8,420
	Spectra Energy Partners LP	2.950%	6/15/16	8,540	8,776
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	5,550	5,937
					1,556,624
Total Corporate Bonds (Cost $24,411,325)					24,912,500
Sovereign Bonds (U.S. Dollar-Denominated) (7.2%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	12,227
6	Abu Dhabi National Energy Co.	2.500%	1/12/18	1,000	1,002
6	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,242
6	Banco del Estado de Chile	3.875%	2/8/22	2,000	2,107
6	Banco do Brasil SA	4.500%	1/22/15	8,500	8,907
	Banco do Brasil SA	3.875%	1/23/17	11,085	11,666
6	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,040
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	3,900	3,998
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	18,100	18,731
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,841
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,405
6	Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,958
6	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,843
6	Caixa Economica Federal	2.375%	11/6/17	4,875	4,778
6	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,582
6	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,435
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	2,300	2,408
6	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	5,059
6	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,248
	Corp. Andina de Fomento	3.750%	1/15/16	69,219	73,051
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	10,124
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,269
6	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	2,460	2,600
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	9,775	10,274
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	10,300	10,883
6	Corp. Nacional Del Cobre de Chile	3.000%	7/17/22	1,925	1,893
9	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,253
9	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,344
9	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,548
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	620	669
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	334
6	Development Bank of Kazakhstan JSC	4.125%	12/10/22	3,000	3,085
[6,10]	Dexia Credit Local SA	2.750%	4/29/14	25,300	25,674
6	Electricite de France SA	5.500%	1/26/14	2,970	3,105
6	Emirate of Abu Dhabi	5.500%	4/8/14	14,390	15,145
4,6	ENA Norte Trust	4.950%	4/25/28	1,982	2,040
	European Investment Bank	2.875%	1/15/15	19,500	20,354
	European Investment Bank	2.750%	3/23/15	8,750	9,147
	European Investment Bank	1.125%	4/15/15	30,000	30,339
	European Investment Bank	1.625%	9/1/15	9,725	9,977
	European Investment Bank	2.500%	5/16/16	5,000	5,284
	Export-Import Bank of Korea	8.125%	1/21/14	4,850	5,182
6	Export-Import Bank of Korea	5.250%	2/10/14	2,550	2,655
	Export-Import Bank of Korea	5.875%	1/14/15	23,270	25,357
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	10,393
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	36,259
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	20,186

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	4.000%	1/11/17	31,600	34,215
	Export-Import Bank of Korea	4.000%	1/29/21	4,900	5,252
6	Federation of Malaysia	2.991%	7/6/16	4,875	5,133
	Federative Republic of Brazil	7.875%	3/7/15	27,325	31,084
	Federative Republic of Brazil	6.000%	1/17/17	69,470	81,454
4	Federative Republic of Brazil	8.000%	1/15/18	2,778	3,258
	Federative Republic of Brazil	5.875%	1/15/19	12,800	15,584
	Federative Republic of Brazil	4.875%	1/22/21	2,000	2,341
6	Hrvatska Elektroprivreda	6.000%	11/9/17	2,925	3,130
	Hydro-Quebec	2.000%	6/30/16	15,900	16,592
6	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,239
6	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	3,028
9	Japan Bank for International Cooperation	2.875%	2/2/15	30,500	31,975
9	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	62,500
9	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	20,551
9	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	23,299
9	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	35,780
9	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,705
9	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	11,151
9	Japan Highway Public Corp.	4.625%	10/24/13	4,900	5,046
6	KazMunajGaz Finance Sub BY	11.750%	1/23/15	4,400	5,159
6	Kommunalbanken AS	2.375%	1/19/16	5,875	6,164
	Korea Development Bank	5.750%	9/10/13	6,900	7,092
	Korea Development Bank	8.000%	1/23/14	9,550	10,185
	Korea Development Bank	4.375%	8/10/15	15,460	16,672
	Korea Development Bank	3.250%	3/9/16	25,060	26,479
	Korea Development Bank	4.000%	9/9/16	4,000	4,357
	Korea Development Bank	3.875%	5/4/17	24,125	26,147
	Korea Development Bank	3.500%	8/22/17	25,475	27,339
6	Korea Electric Power Corp.	3.000%	10/5/15	10,800	11,263
6	Korea Expressway Corp.	5.125%	5/20/15	3,900	4,213
6	Korea Expressway Corp.	1.875%	10/22/17	7,000	6,905
	Korea Finance Corp.	3.250%	9/20/16	9,800	10,392
	Korea Finance Corp.	2.250%	8/7/17	7,725	7,801
6	Korea Gas Corp.	6.000%	7/15/14	4,500	4,804
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	2,782	2,964
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	5,109
6	Korea National Oil Corp.	2.875%	11/9/15	2,900	3,019
6	Korea National Oil Corp.	4.000%	10/27/16	19,201	20,831
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	6,500	6,797
11	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,429
6	MDC-GMTN B.V.	5.750%	5/6/14	4,100	4,326
6	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,317
6	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,614
	North American Development Bank	2.400%	10/26/22	2,700	2,649
12	Oesterreichische Kontrollbank AG	1.375%	1/21/14	4,875	4,927
12	Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,789
12	Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	61,202
12	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	25,226
	Pemex Project Funding Master Trust	5.750%	3/1/18	28,375	32,771
6	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	4,800	5,088
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	5,768
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	9,725	10,537
	Petrobras International Finance Co. - Pifco	2.875%	2/6/15	4,500	4,608
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	50,320	52,829
	Petrobras International Finance Co. - Pifco	6.125%	10/6/16	7,925	8,896
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	88,275	91,250
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	4,870	5,474
	Petroleos Mexicanos	4.875%	3/15/15	15,725	16,903
4,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,276	2,500
	Province of Manitoba	2.625%	7/15/15	7,875	8,309
	Province of Manitoba	1.300%	4/3/17	32,225	32,802
	Province of New Brunswick	2.750%	6/15/18	975	1,045
	Province of Nova Scotia	2.375%	7/21/15	43,820	45,853

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario	1.375%	1/27/14	16,100	16,284
	Province of Ontario	4.100%	6/16/14	9,450	9,942
	Province of Ontario	2.950%	2/5/15	10,000	10,510
	Province of Ontario	0.950%	5/26/15	36,025	36,458
	Province of Ontario	2.700%	6/16/15	82,595	86,987
	Province of Ontario	1.875%	9/15/15	62,047	64,313
	Province of Ontario	4.750%	1/19/16	19,750	22,127
	Province of Ontario	5.450%	4/27/16	5,000	5,758
	Province of Ontario	2.300%	5/10/16	116,525	122,637
	Province of Ontario	1.600%	9/21/16	83,150	85,818
	Province of Ontario	1.100%	10/25/17	18,750	18,706
	Province of Ontario	3.000%	7/16/18	15,905	17,234
	PTT Public Co. Ltd.	3.375%	10/25/22	3,000	2,961
[6,13]	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,848
6	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,802
6	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,533
6	Qtel International Finance Ltd.	3.250%	2/21/23	4,925	4,879
6	Qtel International Finance Ltd.	3.875%	1/31/28	1,800	1,794
	Quebec	4.875%	5/5/14	1,950	2,063
	Quebec	4.600%	5/26/15	9,750	10,679
	Quebec	5.000%	3/1/16	9,750	11,082
	Quebec	5.125%	11/14/16	11,000	12,787
	Quebec	3.500%	7/29/20	4,750	5,214
	Quebec	2.750%	8/25/21	4,750	4,888
4,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	7,728	8,676
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,825
6	Republic of Austria	1.750%	6/17/16	9,750	10,036
	Republic of Chile	3.250%	9/14/21	9,575	10,248
	Republic of Chile	2.250%	10/30/22	3,000	2,920
	Republic of Columbia	8.250%	12/22/14	4,900	5,554
	Republic of Columbia	7.375%	1/27/17	35,125	43,028
	Republic of Columbia	4.375%	7/12/21	9,700	10,888
4	Republic of Columbia	2.625%	3/15/23	2,300	2,221
6	Republic of Iceland	4.875%	6/16/16	3,900	4,167
6	Republic of Indonesia	10.375%	5/4/14	9,750	10,774
6	Republic of Indonesia	6.875%	3/9/17	4,925	5,836
	Republic of Italy	3.125%	1/26/15	49,075	50,439
	Republic of Italy	4.750%	1/25/16	71,845	76,120
	Republic of Italy	5.250%	9/20/16	52,450	56,441
	Republic of Italy	5.375%	6/12/17	34,625	37,783
	Republic of Korea	4.250%	6/1/13	9,482	9,585
	Republic of Korea	5.750%	4/16/14	17,050	18,045
	Republic of Korea	4.875%	9/22/14	8,585	9,143
	Republic of Korea	5.125%	12/7/16	9,750	11,224
	Republic of Korea	7.125%	4/16/19	5,000	6,449
6	Republic of Latvia	5.250%	2/22/17	2,000	2,225
6	Republic of Latvia	2.750%	1/12/20	4,000	3,891
	Republic of Panama	7.250%	3/15/15	28,225	31,615
	Republic of Panama	5.200%	1/30/20	1,900	2,233
	Republic of Peru	9.875%	2/6/15	10,000	11,650
	Republic of Poland	5.250%	1/15/14	4,875	5,082
	Republic of Poland	3.875%	7/16/15	36,080	38,570
	Republic of Poland	5.000%	3/23/22	9,725	11,190
	Republic of Poland	3.000%	3/17/23	4,250	4,104
6	Republic of Serbia	5.250%	11/21/17	2,000	2,103
6	Republic of Slovakia	4.375%	5/21/22	5,500	5,918
6	Republic of Slovenia	5.500%	10/26/22	3,100	3,232
	Republic of South Africa	6.500%	6/2/14	6,900	7,359
	Republic of South Africa	5.500%	3/9/20	5,875	6,786
	Republic of Turkey	7.250%	3/15/15	4,875	5,436
	Russian Federation	3.625%	4/29/15	5,400	5,670
6	Russian Federation	3.250%	4/4/17	6,400	6,784
6	Russian Federation	5.625%	4/4/42	1,700	2,010
6	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,997

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State of Israel	5.125%	3/1/14	8,925	9,300
	State of Israel	5.500%	11/9/16	4,875	5,591
	State of Israel	4.000%	6/30/22	1,900	2,045
	State of Israel	3.150%	6/30/23	6,000	5,958
6	State of Qatar	5.150%	4/9/14	3,200	3,354
6	State of Qatar	4.000%	1/20/15	12,700	13,335
6	State of Qatar	3.125%	1/20/17	8,000	8,420
	Statoil ASA	1.800%	11/23/16	5,900	6,077
	Statoil ASA	3.125%	8/17/17	8,956	9,677
	Statoil ASA	1.200%	1/17/18	5,150	5,108
	Statoil ASA	3.150%	1/23/22	2,000	2,090
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,951
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	25,416
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	5,021
6	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,748
6	Transnet SOC Ltd.	4.500%	2/10/16	4,400	4,643
6	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,893
	United Mexican States	5.875%	1/15/14	10,000	10,455
	United Mexican States	5.875%	2/17/14	26,724	28,100
	United Mexican States	6.625%	3/3/15	42,565	47,290
	United Mexican States	5.625%	1/15/17	102,853	119,577
	United Mexican States	5.950%	3/19/19	10,000	12,100
Total Sovereign Bonds (Cost $2,996,102)					3,075,732
Taxable Municipal Bonds (0.6%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,746
	California GO	5.250%	4/1/14	4,850	5,117
	California GO	5.750%	3/1/17	9,885	11,524
	California GO	5.950%	3/1/18	26,110	30,441
	California GO	6.200%	10/1/19	13,650	16,579
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,867
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	5,033
	Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,684
	Illinois GO	4.071%	1/1/14	11,500	11,796
	Illinois GO	4.421%	1/1/15	11,135	11,765
	Illinois GO	4.511%	3/1/15	7,780	8,272
	Illinois GO	4.961%	3/1/16	25,550	27,921
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	1.570%	1/1/17	2,000	2,002
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,855
	Louisiana Local Government Environmental Facilities &
	Community Development Authority 2010-EGSL	3.220%	2/1/21	29,250	31,701
	Louisiana Local Government Environmental Facilities &
	Community Development Authority 2010-ELL	3.450%	2/1/22	13,800	15,165
5	Mississippi GO (Nissan North America, Inc. Project)	0.910%	11/1/17	12,180	12,180
5	University of California Revenue	0.790%	7/1/41	19,500	19,500
Total Taxable Municipal Bonds (Cost $237,778)					245,148
Tax-Exempt Municipal Bonds (0.1%)
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO	0.140%	1/1/24	10,000	10,000
14	California Housing Finance Agency Multifamily Housing
	Revenue VRDO	0.100%	2/1/37	14,725	14,725
7	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	3,400	3,706
Total Tax-Exempt Municipal Bonds (Cost $28,059)					28,431

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Market
			Value
	Coupon	Shares	($000)
Convertible Preferred Stocks (0.0%)
7 Lehman Brothers Holdings Inc. Pfd. (Cost $29,160)	7.250%	29,160	—
Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd.	7.401%	262,600	7,079
3,15 Federal National Mortgage Assn. Pfd.	4.500%	934,000	1,775
Total Preferred Stocks (Cost $30,148)			8,854
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
16 Vanguard Market Liquidity Fund (Cost $770,513)	0.143%	770,513,000	770,513
Total Investments (99.6%) (Cost $41,854,526)			42,520,409

	Expiration
	Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 131.50	2/22/13	823	(424)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 131.00	2/22/13	330	(268)
Put Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 131.50	2/22/13	823	(605)
Put Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 131.00	2/22/13	330	(175)
Total Liability for Options Written (Premiums Received $1,540)			(1,472)
Other Assets and Liabilities—Net (0.4%)			164,204
Net Assets (100%)			42,683,141

1 Securities with a value of $3,601,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $19,126,000 have been segregated as initial margin for open futures contracts.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $5,186,247,000, representing 12.2% of net assets.
7 Non-income-producing security--security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.
10 Guaranteed by multiple countries.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the State of Qatar.
14 Scheduled principal and interest payments are guaranteed by bank letter of credit.
15 Non-income-producing security--security discontinued payments effective September 30, 2008.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.1%)
U.S. Government Securities (8.1%)
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,004
	United States Treasury Note/Bond	1.250%	2/15/14	21,830	22,072
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,232
	United States Treasury Note/Bond	2.625%	6/30/14	13,010	13,451
	United States Treasury Note/Bond	0.250%	2/15/15	45,000	44,972
	United States Treasury Note/Bond	2.500%	4/30/15	105,000	110,168
	United States Treasury Note/Bond	0.250%	5/15/15	154,983	154,789
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	30,424
	United States Treasury Note/Bond	0.375%	6/15/15	66,694	66,777
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	72,614
	United States Treasury Note/Bond	0.250%	7/15/15	30,400	30,338
	United States Treasury Note/Bond	0.250%	8/15/15	185,000	184,538
	United States Treasury Note/Bond	1.250%	8/31/15	2,034	2,081
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,172
1	United States Treasury Note/Bond	9.875%	11/15/15	9,000	11,358
	United States Treasury Note/Bond	0.375%	1/15/16	461,675	461,315
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,121
	United States Treasury Note/Bond	2.000%	4/30/16	59,335	62,265
2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	5,026
	United States Treasury Note/Bond	1.000%	8/31/16	50,000	50,805
	United States Treasury Note/Bond	2.875%	3/31/18	15,000	16,486
	United States Treasury Note/Bond	1.500%	8/31/18	29,000	29,752
1	United States Treasury Note/Bond	2.750%	2/15/19	6,395	7,006
	United States Treasury Note/Bond	1.250%	4/30/19	45,000	45,169
	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,760
	United States Treasury Note/Bond	1.000%	8/31/19	55,000	54,029
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	37,229
					1,577,953
Nonconventional Mortgage-Backed Securities (0.0%)
[3,4,5] Freddie Mac Non Gold Pool		2.375%	8/1/32	569	592
[3,4,5] Freddie Mac Non Gold Pool		3.018%	9/1/32	219	226
					818
Total U.S. Government and Agency Obligations (Cost $1,567,029)					1,578,771
Asset-Backed/Commercial Mortgage-Backed Securities (11.1%)
4,6	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	3,250	3,335
4	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	5,550	5,620
4	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	2,500	2,502
4,6	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	1,035	1,111
4,6	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	3,280	3,518
4,6	Ally Master Owner Trust Series 2010-3	3.470%	4/15/15	3,900	3,919
4,6	Ally Master Owner Trust Series 2010-3	3.870%	4/15/15	1,800	1,809
3	Ally Master Owner Trust Series 2010-4	1.276%	8/15/17	43,450	44,145
3,6	Ally Master Owner Trust Series 2010-4	1.756%	8/15/17	8,100	8,255
3,6	Ally Master Owner Trust Series 2010-4	2.156%	8/15/17	6,160	6,270
4	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	10,900	10,970
3,6	American Express Credit Account Secured Note Trust
	2004-2	0.876%	12/15/16	1,000	1,003
3	American Express Credit Account Secured Note Trust
	2012-1	0.476%	1/15/20	10,000	10,037
3	American Express Credit Account Secured Note Trust
	2012-4	0.446%	5/15/20	30,000	30,065
3	American Express Credit Account Secured Note Trust
	2012-4	0.756%	5/15/20	7,000	7,010
4,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	13,650	15,476
4,6	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	5,540	6,710
4	AmeriCredit Automobile Receivables Trust	1.570%	1/8/19	720	718
4	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	1,700	1,714
3,6	Arkle Master Issuer plc Series 2010-1	1.561%	5/17/60	14,170	14,430
3,6	Arran Residential Mortgages Funding 2010-1 plc	1.710%	5/16/47	8,640	8,792
3,6	Arran Residential Mortgages Funding 2011-1 plc	1.761%	11/19/47	8,700	8,855

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	7,300	7,680
4	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	24,950	28,363
	Banc of America Commercial Mortgage Trust 2007-2	5.634%	4/10/49	11,887	13,779
	Banc of America Commercial Mortgage Trust 2008-1	6.212%	2/10/51	31,812	38,235
4,6	Banc of America Re-Remic Trust Series 2011-PARK	2.959%	12/10/30	4,975	5,027
3,6	Bank of America Student Loan Trust 2010-1A	1.101%	2/25/43	21,781	22,003
4,6	Bank of Montreal	1.950%	1/30/18	16,600	17,234
6	Bank of Nova Scotia	1.950%	1/30/17	10,450	10,853
6	Bank of Nova Scotia	1.750%	3/22/17	16,350	16,810
3	Bank One Issuance Trust Series 2004-C2	1.006%	2/15/17	1,200	1,204
4,6	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	3,626	3,781
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR7	4.945%	2/11/41	479	479
	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.717%	6/11/40	20,740	24,254
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	3,532	3,589
3,6	BMW Floorplan Master Owner Trust 2012-1A	0.606%	9/15/17	20,300	20,363
3	Brazos Higher Education Authority Inc. Series 2005-3	0.510%	6/25/26	5,720	5,385
3	Brazos Higher Education Authority Inc. Series 2010-1	1.212%	5/25/29	3,482	3,543
3	Brazos Higher Education Authority Inc. Series 2011-1	1.112%	2/25/30	17,900	18,118
4,6	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	2,438	2,494
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	750	796
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	6,550	6,543
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,546
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,696
3	Capital One Multi-asset Execution Trust 2003-C3	2.456%	7/15/16	16,374	16,522
3	Capital One Multi-asset Execution Trust 2004-C2	1.256%	12/15/16	1,988	1,988
3	Capital One Multi-asset Execution Trust 2007-A1	0.256%	11/15/19	1,130	1,122
3	Capital One Multi-asset Execution Trust 2007-A2	0.286%	12/16/19	79,750	79,256
3	Capital One Multi-asset Execution Trust 2007-A5	0.246%	7/15/20	40,394	39,959
3,6	Cards II Trust 2012-4A	0.656%	9/15/17	5,910	5,917
4	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	4,300	4,293
4	CenterPoint Energy Transition Bond Co. IV, LLC 2012-
	1	2.161%	10/15/21	9,100	9,449
6	CFCRE Commercial Mortgage Securities Trust Series
	2011-C1	5.548%	4/15/44	2,900	3,205
6	CFCRE Commercial Mortgage Securities Trust Series
	2011-C2	5.560%	12/15/47	10,260	12,326
3	Chase Issuance Trust 2007-C1	0.666%	4/15/19	6,100	6,029
3	Chase Issuance Trust 2012-A10	0.466%	12/16/19	26,000	26,034
3	Chase Issuance Trust 2012-A2	0.476%	5/15/19	21,000	21,059
4	Chase Issuance Trust 2012-A3	0.790%	6/15/17	22,000	22,101
	Chase Issuance Trust 2012-A7	2.160%	9/16/24	5,800	5,693
4	Chrysler Financial Auto Securitization Trust 2010-A	3.520%	8/8/16	7,300	7,345
3	Citibank Credit Card Issuance Trust 2005-C2	0.675%	3/24/17	1,520	1,514
3	Citibank Credit Card Issuance Trust 2006-C1	0.605%	2/20/15	11,355	11,354
3	Citibank Credit Card Issuance Trust 2008-A7	1.580%	5/20/20	11,800	12,463
4,6	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	16,845	18,046
3,6	Citibank Omni Master Trust 2009-A14A	2.956%	8/15/18	5,825	6,045
4,6	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	71,322	76,619
4	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	7,564
4	Citigroup Commercial Mortgage Trust 2007-C6	5.702%	12/10/49	702	702
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,850	3,965
4,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,135
4,6	CLI Funding LLC 2011-1A	4.500%	3/18/26	1,491	1,507
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	16,000	18,096
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	468	468
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,808
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,159
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	5,300	5,365
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	2,850	2,884
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,710
6	Commonwealth Bank of Australia	2.250%	3/16/17	10,450	10,876

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Credit Suisse AG	1.625%	3/6/15	2,800	2,856
4	Credit Suisse Commercial Mortgage Trust Series 2007-
	C5	5.589%	9/15/40	1,612	1,616
4,6	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	3,722	3,856
3	Discover Card Execution Note Trust 2012-A4	0.576%	11/15/19	19,000	19,119
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	50,000	49,838
4,6	Dominos Pizza Master Issuer LLC 2012-1A	5.216%	1/25/42	6,934	7,786
4	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	7,000	6,990
4,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	5,242	5,352
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	6,800	6,802
4,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,200	2,199
4,6	Fontainebleau Miami Beach Trust 2012-FBLU	2.887%	5/5/27	5,800	5,953
4	Ford Credit Auto Lease Trust 2011-B	1.420%	1/15/15	6,800	6,875
4,6	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	2,200	2,203
4	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	1,000	1,030
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	1,210	1,247
4	Ford Credit Floorplan Master Owner Trust	1.370%	1/15/18	5,700	5,692
4	Ford Credit Floorplan Master Owner Trust	1.820%	1/15/18	2,100	2,097
3,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.906%	2/15/17	20,990	21,598
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	7,440	7,962
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	8,785	9,446
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,057
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	2,600	2,601
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	6,100	6,126
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,000	24,100
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,603
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,904
3	GE Capital Credit Card Master Note Trust Series 2011-
	2	1.206%	5/15/19	10,800	10,918
4	GE Capital Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	30,000	30,958
4	GE Capital Credit Card Master Note Trust Series 2012-
	6	1.360%	8/17/20	2,500	2,520
3	GE Dealer Floorplan Master Note Trust Series 2012-1	0.775%	2/20/17	9,200	9,253
3	GE Dealer Floorplan Master Note Trust Series 2012-2	0.955%	4/22/19	13,000	13,142
3	GE Dealer Floorplan Master Note Trust Series 2012-4	0.645%	10/20/17	10,000	10,016
4,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,507
3,6	Golden Credit Card Trust 2012-3A	0.656%	7/17/17	12,100	12,167
4,6	Great America Leasing Receivables 2011-1	2.340%	4/15/16	1,500	1,526
4	Greenwich Capital Commercial Funding Corp.
	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	8,150	8,996
4	Greenwich Capital Commercial Funding Corp.
	Commercial Mortgage Trust 2006-GG7	5.867%	7/10/38	40,015	45,525
4	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	5,607	5,755
	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,213	14,737
6	GS Mortgage Securities Trust 2010-C2	5.227%	12/10/43	1,370	1,537
4,6	GS Mortgage Securities Trust 2011-ALF	3.215%	2/10/21	5,290	5,370
4,6	GS Mortgage Securities Trust 2011-ALF	3.563%	2/10/21	1,850	1,875
4,6	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,650	3,002
6	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	9,100	9,700
4,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,500	7,525
4,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,190
4	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	2,500	2,661
4,6	Hertz Vehicle Financing LLC	1.830%	8/25/19	17,800	17,792
4,6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	17,930	19,328

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	7,500	8,063
4,6	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	4,500	4,543
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,739
4,6	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	5,000	5,127
3	Illinois Student Assistance Commission Series 2010-1	1.351%	4/25/22	13,980	14,155
	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	19,695	22,112
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	30,084	35,062
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.827%	2/15/51	5,507	5,542
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	15,845	18,699
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	11,222
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,370
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,311
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	2,313	2,646
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.526%	11/15/43	2,730	3,065
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	7,354
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	3,340	3,872
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	6,170	6,883
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,000	4,798
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,800	2,835
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	6,100	6,322
4,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	6,096
3,6	Lanark Master Issuer plc 2012-2A	1.711%	12/22/54	2,050	2,101
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	35,211	39,968
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	21,000	24,437
4,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	8,570	8,568
4,6	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,417
3	MBNA Credit Card Master Note Trust 2003-C7	1.556%	3/15/16	3,430	3,451
3	MBNA Credit Card Master Note Trust 2004-A3	0.466%	8/16/21	4,990	4,965
3	MBNA Credit Card Master Note Trust 2004-C2	1.106%	11/15/16	16,655	16,731
3	MBNA Credit Card Master Note Trust 2006-C1	0.626%	7/15/15	24,379	24,379
4,6	Mercedes-Benz Auto Lease Trust 2011-B	1.240%	7/17/17	6,900	6,939
4,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	14,965
4	Merrill Lynch Mortgage Trust 2007-C1	5.746%	6/12/50	1,717	1,724
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	15,000	17,578
4,6	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,880	2,906
4	Morgan Stanley Bank of America Merrill Lynch Trust	2.918%	2/15/46	2,470	2,509
4	Morgan Stanley Bank of America Merrill Lynch Trust	3.214%	2/15/46	4,000	4,074
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,395	5,621
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	4,100	4,373
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,827
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	3.476%	11/15/45	2,420	2,471
4,6	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	12,300	12,484
4	Morgan Stanley Capital I Trust 2007-TOP27	5.652%	6/11/42	960	961

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,604
4,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	8,100	8,333
3,6	Motor plc 12A	0.704%	2/25/20	8,890	8,898
4,6	Motor plc 12A	1.286%	2/25/20	2,615	2,623
6	National Australia Bank Ltd.	2.000%	6/20/17	6,600	6,793
3	Nissan Master Owner Trust Receivables Series 2012-A	0.676%	5/15/17	13,500	13,555
6	Norddeutsche Landesbank Girozentrale	0.875%	10/16/15	5,000	5,008
3	North Carolina State Education Assistance Authority
	2011-1	1.201%	1/26/26	5,500	5,550
	Royal Bank of Canada	1.200%	9/19/17	13,050	13,003
4	Santander Drive Auto Receivables Trust	1.760%	1/15/19	1,070	1,071
3,6	Silverstone Master Issuer plc 2010-1A	1.802%	1/21/55	18,475	19,096
3	SLM Student Loan Trust 2005-5	0.401%	4/25/25	6,000	5,959
3	SLM Student Loan Trust 2006-5	0.411%	1/25/27	3,000	2,922
3	SLM Student Loan Trust 2006-6	0.411%	10/27/25	6,500	6,357
3	SLM Student Loan Trust 2007-1	0.391%	1/26/26	24,625	23,934
4,6	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,871
4,6	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,410
3,6	SLM Student Loan Trust 2011-C	1.606%	12/15/23	3,678	3,721
4,6	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	6,115
3,6	SLM Student Loan Trust 2012-B	1.306%	12/15/21	3,049	3,076
4,6	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,867
3,6	SLM Student Loan Trust 2012-E	0.956%	10/16/23	11,748	11,801
3,6	SMART 2010-1US Trust	1.706%	12/14/15	21,200	21,397
4,6	SMART 2011-1US Trust	2.520%	11/14/16	5,000	5,124
4,6	SMART 2011-2US Trust	2.310%	4/14/17	1,750	1,799
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	5,700	5,706
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	1,994
4	SMART Trust/Australia	1.050%	10/14/18	4,200	4,199
4,6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	3,440	3,875
3	South Carolina Student Loan Corp. Revenue 2010-1	1.301%	7/25/25	11,550	11,726
6	Sparebank 1 Boligkreditt AS	1.750%	11/15/19	10,000	9,796
4,6	TAL Advantage LLC 2011-2A	4.310%	5/20/26	2,583	2,608
4,6	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	2,357	2,405
6	Toronto-Dominion Bank	1.500%	3/13/17	13,700	13,930
4,6	Trinity Rail Leasing LP Series 2012-1A	2.266%	1/15/43	2,500	2,506
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,314
4,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	11,800	12,394
4	UBS-Barclays Commercial Mortgage Trust 2012-C2	2.850%	12/10/45	7,055	7,085
4,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	6,200	6,350
4	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	3,200	3,232
3,6	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.885%	9/20/16	18,000	18,115
4,6	Volvo Financial Equipment LLC 2012-1A	2.380%	9/16/19	1,200	1,225
	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	13,360	15,004
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	25,425	28,783
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	4,929	4,967
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,681
6	Westpac Banking Corp.	1.375%	7/17/15	8,450	8,580
6	Westpac Banking Corp.	2.450%	11/28/16	8,000	8,417
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	6,930	7,018
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	8,400	8,936
	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	6,100	6,658
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,391
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	5,650	5,669
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,962
4	WFRBS Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,950	4,028
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,057,649)					2,157,231

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corporate Bonds (75.0%)
Finance (28.0%)
Banking (17.7%)
Abbey National Treasury Services plc	4.000%	4/27/16	10,500	11,162
AgriBank FCB	9.125%	7/15/19	5,000	6,726
American Express Bank FSB	6.000%	9/13/17	4,250	5,052
American Express Centurion Bank	5.950%	6/12/17	10,000	11,817
American Express Centurion Bank	6.000%	9/13/17	13,060	15,499
American Express Co.	5.500%	9/12/16	6,070	6,934
American Express Co.	6.150%	8/28/17	17,000	20,258
American Express Co.	7.000%	3/19/18	29,000	36,008
6 American Express Co.	2.650%	12/2/22	49,045	47,661
4 American Express Co.	6.800%	9/1/66	4,000	4,280
American Express Credit Corp.	2.800%	9/19/16	2,700	2,853
American Express Credit Corp.	2.375%	3/24/17	5,000	5,179
6 ANZ Capital Trust II	5.360%	11/29/49	3,000	3,015
Associates Corp. of North America	6.950%	11/1/18	3,855	4,695
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	8,131
6 Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	9,317	10,732
6 Banco Santander Chile	5.375%	12/9/14	1,150	1,213
6 Banco Votorantim SA	5.250%	2/11/16	12,000	12,780
Bancolombia SA	5.125%	9/11/22	5,000	5,176
Bank of America Corp.	3.625%	3/17/16	5,000	5,291
Bank of America Corp.	3.750%	7/12/16	5,000	5,328
Bank of America Corp.	6.500%	8/1/16	6,375	7,351
Bank of America Corp.	5.420%	3/15/17	7,300	8,002
Bank of America Corp.	3.875%	3/22/17	1,400	1,497
Bank of America Corp.	6.000%	9/1/17	1,750	2,024
Bank of America Corp.	5.750%	12/1/17	10,500	12,082
Bank of America Corp.	5.650%	5/1/18	15,000	17,305
Bank of America Corp.	7.625%	6/1/19	12,000	15,268
Bank of America Corp.	5.625%	7/1/20	22,500	26,163
Bank of America Corp.	5.875%	1/5/21	18,500	21,748
Bank of America Corp.	5.000%	5/13/21	20,750	23,105
Bank of America Corp.	5.700%	1/24/22	22,000	25,785
Bank of America Corp.	3.300%	1/11/23	19,000	18,757
Bank of America NA	5.300%	3/15/17	8,877	9,904
Bank of America NA	6.100%	6/15/17	5,000	5,759
6 Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	994
Bank of Montreal	1.400%	9/11/17	1,970	1,966
Bank of Montreal	2.550%	11/6/22	27,000	26,083
Bank of New York Mellon Corp.	2.300%	7/28/16	2,500	2,598
Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,261
Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	11,439
Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	16,318
Bank of New York Mellon Corp.	4.150%	2/1/21	9,000	9,998
Bank of New York Mellon Corp.	3.550%	9/23/21	13,040	13,968
Bank of Nova Scotia	2.050%	10/7/15	5,980	6,178
Bank of Nova Scotia	2.550%	1/12/17	10,000	10,454
Bank of Nova Scotia	4.375%	1/13/21	15,000	17,068
6 Barclays Bank plc	6.050%	12/4/17	6,307	7,057
Barclays Bank plc	6.750%	5/22/19	33,530	41,452
Barclays Bank plc	5.125%	1/8/20	37,125	42,066
BB&T Corp.	4.900%	6/30/17	5,300	5,911
BB&T Corp.	6.850%	4/30/19	10,714	13,473
BB&T Corp.	5.250%	11/1/19	12,000	13,849
BB&T Corp.	3.950%	3/22/22	10,500	11,116
Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,593
Bear Stearns Cos. LLC	7.250%	2/1/18	19,035	23,716
BNP Paribas SA	2.375%	9/14/17	18,700	19,031
BNP Paribas SA	5.000%	1/15/21	111,400	124,760
Branch Banking & Trust Co.	5.625%	9/15/16	4,750	5,420
Capital One Bank USA NA	8.800%	7/15/19	10,000	13,670

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	6.750%	9/15/17	10,000	12,111
	Capital One Financial Corp.	4.750%	7/15/21	4,000	4,537
	Citigroup Inc.	3.953%	6/15/16	2,730	2,932
	Citigroup Inc.	6.000%	8/15/17	7,000	8,147
	Citigroup Inc.	6.125%	11/21/17	26,111	30,722
	Citigroup Inc.	6.125%	5/15/18	15,000	17,851
	Citigroup Inc.	8.500%	5/22/19	19,317	25,763
	Citigroup Inc.	5.375%	8/9/20	26,000	30,405
	Citigroup Inc.	4.500%	1/14/22	38,500	42,167
6,7	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Comerica Bank	5.750%	11/21/16	8,500	9,810
	Commonwealth Bank of Australia	1.900%	9/18/17	15,750	16,008
6	Commonwealth Bank of Australia	5.000%	10/15/19	10,000	11,625
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	24,000	26,680
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	56,500	59,767
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	62,000	62,031
	Credit Suisse	6.000%	2/15/18	3,692	4,280
	Credit Suisse	5.300%	8/13/19	30,888	36,346
	Credit Suisse	4.375%	8/5/20	34,000	38,204
	Discover Bank	7.000%	4/15/20	3,665	4,505
4	Fifth Third Capital Trust IV	6.500%	4/15/67	1,600	1,598
	First Niagara Financial Group Inc.	6.750%	3/19/20	3,500	4,107
	First Niagara Financial Group Inc.	7.250%	12/15/21	10,000	11,819
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,196
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,122
	Goldman Sachs Group Inc.	5.625%	1/15/17	9,000	9,989
	Goldman Sachs Group Inc.	6.250%	9/1/17	12,000	14,011
	Goldman Sachs Group Inc.	5.950%	1/18/18	13,000	15,044
	Goldman Sachs Group Inc.	2.375%	1/22/18	8,500	8,510
	Goldman Sachs Group Inc.	6.150%	4/1/18	20,575	24,131
	Goldman Sachs Group Inc.	7.500%	2/15/19	16,500	20,669
	Goldman Sachs Group Inc.	5.375%	3/15/20	23,800	27,096
	Goldman Sachs Group Inc.	6.000%	6/15/20	13,700	16,165
	Goldman Sachs Group Inc.	5.250%	7/27/21	39,750	44,650
	Goldman Sachs Group Inc.	5.750%	1/24/22	30,325	35,327
	Goldman Sachs Group Inc.	3.625%	1/22/23	28,500	28,363
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,909
	HSBC Bank USA NA	4.875%	8/24/20	31,288	34,794
	HSBC Holdings plc	5.100%	4/5/21	36,448	42,145
	HSBC Holdings plc	4.875%	1/14/22	11,500	13,032
	HSBC Holdings plc	4.000%	3/30/22	62,600	66,273
	HSBC USA Inc.	5.000%	9/27/20	25,000	27,036
6	ING Bank NV	3.750%	3/7/17	13,650	14,550
	Intesa Sanpaolo SPA	3.875%	1/16/18	25,000	24,562
	JPMorgan Chase & Co.	3.450%	3/1/16	6,000	6,376
	JPMorgan Chase & Co.	3.150%	7/5/16	5,925	6,265
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,470
	JPMorgan Chase & Co.	6.000%	1/15/18	16,000	19,015
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,932
	JPMorgan Chase & Co.	4.950%	3/25/20	6,300	7,226
	JPMorgan Chase & Co.	4.400%	7/22/20	21,135	23,199
	JPMorgan Chase & Co.	4.250%	10/15/20	22,500	24,543
	JPMorgan Chase & Co.	4.625%	5/10/21	15,700	17,453
	JPMorgan Chase & Co.	4.350%	8/15/21	16,600	18,088
	JPMorgan Chase & Co.	4.500%	1/24/22	20,500	22,592
	JPMorgan Chase & Co.	3.250%	9/23/22	16,500	16,455
	JPMorgan Chase & Co.	3.200%	1/25/23	21,000	20,817
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,582
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	12,242
	KeyBank NA	5.450%	3/3/16	2,500	2,802
	Lloyds TSB Bank plc	4.875%	1/21/16	7,000	7,737
	Lloyds TSB Bank plc	4.200%	3/28/17	7,500	8,260
	Lloyds TSB Bank plc	6.375%	1/21/21	52,092	64,115
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	10,324

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	7,709
Merrill Lynch & Co. Inc.	6.400%	8/28/17	7,850	9,188
Merrill Lynch & Co. Inc.	6.875%	4/25/18	26,123	31,470
Merrill Lynch & Co. Inc.	6.875%	11/15/18	2,797	3,391
Morgan Stanley	3.800%	4/29/16	3,250	3,432
Morgan Stanley	5.750%	10/18/16	2,500	2,806
Morgan Stanley	5.450%	1/9/17	3,000	3,314
Morgan Stanley	5.550%	4/27/17	6,800	7,583
Morgan Stanley	6.250%	8/28/17	6,120	7,047
Morgan Stanley	5.950%	12/28/17	4,000	4,561
Morgan Stanley	6.625%	4/1/18	20,700	24,312
Morgan Stanley	7.300%	5/13/19	15,000	18,287
Morgan Stanley	5.625%	9/23/19	20,500	23,148
Morgan Stanley	5.500%	1/26/20	20,535	22,878
Morgan Stanley	5.500%	7/24/20	12,000	13,338
Morgan Stanley	5.750%	1/25/21	24,000	27,258
Morgan Stanley	5.500%	7/28/21	22,500	25,367
National Australia Bank Ltd. (New York Branch)	3.000%	1/20/23	5,000	4,906
National Bank of Canada	1.450%	11/7/17	4,000	3,969
Northern Trust Co.	5.850%	11/9/17	7,280	8,674
Northern Trust Co.	6.500%	8/15/18	4,000	4,900
Northern Trust Corp.	3.450%	11/4/20	13,000	13,890
Northern Trust Corp.	3.375%	8/23/21	11,631	12,242
Northern Trust Corp.	2.375%	8/2/22	10,600	10,224
People's United Financial Inc.	3.650%	12/6/22	21,000	20,977
PNC Bank NA	6.000%	12/7/17	4,500	5,388
PNC Bank NA	6.875%	4/1/18	12,085	15,050
PNC Bank NA	2.700%	11/1/22	32,000	30,974
PNC Bank NA	2.950%	1/30/23	15,000	14,665
PNC Financial Services Group Inc.	2.854%	11/9/22	10,000	9,847
PNC Funding Corp.	2.700%	9/19/16	7,500	7,916
PNC Funding Corp.	6.700%	6/10/19	15,000	18,936
PNC Funding Corp.	5.125%	2/8/20	18,653	21,844
PNC Funding Corp.	4.375%	8/11/20	23,000	26,017
PNC Funding Corp.	3.300%	3/8/22	29,570	30,358
Regions Bank	7.500%	5/15/18	8,775	10,618
Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	2,004
Royal Bank of Scotland Group plc	6.400%	10/21/19	27,500	32,756
Royal Bank of Scotland plc	4.375%	3/16/16	13,000	14,177
Royal Bank of Scotland plc	5.625%	8/24/20	42,526	49,541
Royal Bank of Scotland plc	6.125%	1/11/21	35,000	42,168
Santander Holdings USA Inc.	4.625%	4/19/16	3,200	3,418
Societe Generale SA	2.750%	10/12/17	3,400	3,475
6 Societe Generale SA	5.200%	4/15/21	7,800	8,747
Sovereign Bank	8.750%	5/30/18	5,000	5,927
State Street Corp.	4.956%	3/15/18	5,000	5,621
State Street Corp.	4.375%	3/7/21	24,340	27,581
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	21,500	21,564
SunTrust Bank	7.250%	3/15/18	5,000	6,184
SunTrust Banks Inc.	3.600%	4/15/16	4,200	4,475
Svenska Handelsbanken AB	2.875%	4/4/17	10,000	10,569
UBS AG	5.875%	7/15/16	10,220	11,405
UBS AG	5.875%	12/20/17	13,050	15,374
UBS AG	5.750%	4/25/18	48,525	57,107
UBS AG	4.875%	8/4/20	77,100	87,778
Union Bank NA	5.950%	5/11/16	4,826	5,475
Union Bank NA	2.125%	6/16/17	3,695	3,781
UnionBanCal Corp.	3.500%	6/18/22	18,000	18,651
US Bancorp	2.200%	11/15/16	5,000	5,189
US Bancorp	1.650%	5/15/17	3,600	3,639
US Bancorp	4.125%	5/24/21	17,313	19,214
US Bancorp	3.000%	3/15/22	17,546	17,878
US Bancorp	2.950%	7/15/22	47,200	46,650
4 US Bank NA	3.778%	4/29/20	6,395	6,797

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wachovia Bank NA	6.000%	11/15/17	8,000	9,580
Wachovia Corp.	5.625%	10/15/16	8,000	9,153
Wachovia Corp.	5.750%	6/15/17	15,000	17,584
Wachovia Corp.	5.750%	2/1/18	29,525	35,220
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.500%	1/15/13	6,147	1
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.650%	8/15/14	7,500	11
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.125%	1/15/15	9,000	14
Wells Fargo & Co.	5.625%	12/11/17	15,400	18,210
Wells Fargo & Co.	4.600%	4/1/21	42,609	48,288
Wells Fargo & Co.	3.500%	3/8/22	41,675	43,379
Westpac Banking Corp.	3.000%	8/4/15	15,000	15,831
Westpac Banking Corp.	2.000%	8/14/17	4,000	4,103
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,382
Westpac Banking Corp.	4.875%	11/19/19	45,795	53,446
6 Woori Bank Co. Ltd.	5.875%	4/13/21	3,000	3,450
Zions Bancorporation	5.500%	11/16/15	8,000	8,400
Brokerage (1.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	6,200	8,073
Ameriprise Financial Inc.	5.300%	3/15/20	26,570	31,213
BlackRock Inc.	6.250%	9/15/17	12,395	15,014
BlackRock Inc.	5.000%	12/10/19	7,000	8,288
BlackRock Inc.	4.250%	5/24/21	20,250	22,677
BlackRock Inc.	3.375%	6/1/22	25,000	26,102
6 Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	3,225
Charles Schwab Corp.	6.375%	9/1/17	6,000	7,144
Charles Schwab Corp.	4.450%	7/22/20	14,500	16,379
Charles Schwab Corp.	3.225%	9/1/22	10,000	9,936
Franklin Resources Inc.	4.625%	5/20/20	7,550	8,462
Franklin Resources Inc.	2.800%	9/15/22	11,000	10,924
Invesco Finance plc	3.125%	11/30/22	22,485	22,374
Jefferies Group Inc.	5.125%	4/13/18	10,755	11,440
Jefferies Group Inc.	6.875%	4/15/21	3,000	3,434
Jefferies Group Inc.	5.125%	1/20/23	3,000	3,068
7 Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
TD Ameritrade Holding Corp.	5.600%	12/1/19	11,100	13,025
Finance Companies (2.3%)
General Electric Capital Corp.	2.300%	4/27/17	12,000	12,347
General Electric Capital Corp.	5.625%	5/1/18	26,475	31,181
General Electric Capital Corp.	6.000%	8/7/19	12,900	15,629
General Electric Capital Corp.	5.500%	1/8/20	10,000	11,735
General Electric Capital Corp.	5.550%	5/4/20	4,000	4,719
General Electric Capital Corp.	4.375%	9/16/20	24,250	26,707
General Electric Capital Corp.	4.625%	1/7/21	12,500	13,948
General Electric Capital Corp.	5.300%	2/11/21	17,500	19,877
General Electric Capital Corp.	4.650%	10/17/21	31,500	35,087
General Electric Capital Corp.	3.150%	9/7/22	19,000	18,855
General Electric Capital Corp.	3.100%	1/9/23	4,000	3,942
4 General Electric Capital Corp.	6.375%	11/15/67	14,450	15,172
4 HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	5,062
HSBC Finance Corp.	6.676%	1/15/21	143,189	169,224
SLM Corp.	6.250%	1/25/16	9,000	9,906
SLM Corp.	6.000%	1/25/17	9,020	9,969
SLM Corp.	4.625%	9/25/17	5,000	5,204
SLM Corp.	8.450%	6/15/18	12,000	14,234
SLM Corp.	8.000%	3/25/20	5,000	5,799
SLM Corp.	7.250%	1/25/22	4,000	4,480
SLM Corp.	5.500%	1/25/23	15,000	14,939
6 USAA Capital Corp.	2.250%	12/13/16	4,060	4,207
Insurance (4.6%)
Aetna Inc.	6.500%	9/15/18	13,318	16,475

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	3.950%	9/1/20	12,000	13,018
Aetna Inc.	2.750%	11/15/22	42,000	40,653
Aflac Inc.	8.500%	5/15/19	9,940	13,467
Aflac Inc.	4.000%	2/15/22	5,000	5,339
Alleghany Corp.	5.625%	9/15/20	4,000	4,464
Alleghany Corp.	4.950%	6/27/22	4,000	4,353
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,212
Allstate Corp.	7.450%	5/16/19	8,100	10,548
Alterra Finance LLC	6.250%	9/30/20	8,000	9,101
American Financial Group Inc.	9.875%	6/15/19	10,000	12,777
American International Group Inc.	3.800%	3/22/17	2,980	3,214
American International Group Inc.	5.450%	5/18/17	5,000	5,720
American International Group Inc.	5.850%	1/16/18	14,174	16,564
American International Group Inc.	8.250%	8/15/18	15,000	19,471
American International Group Inc.	6.400%	12/15/20	10,000	12,268
American International Group Inc.	4.875%	6/1/22	7,000	7,829
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,000	5,532
Axis Specialty Finance LLC	5.875%	6/1/20	21,240	23,855
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	12,000	13,437
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	10,360	10,416
Berkshire Hathaway Inc.	3.750%	8/15/21	20,000	21,412
Berkshire Hathaway Inc.	3.400%	1/31/22	14,706	15,338
Chubb Corp.	5.750%	5/15/18	5,933	7,228
4 Chubb Corp.	6.375%	3/29/67	8,900	9,612
Cigna Corp.	4.500%	3/15/21	5,000	5,547
Cigna Corp.	4.000%	2/15/22	10,645	11,435
CNA Financial Corp.	5.875%	8/15/20	3,000	3,482
CNA Financial Corp.	5.750%	8/15/21	5,000	5,822
Coventry Health Care Inc.	5.950%	3/15/17	4,000	4,627
Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,842
Genworth Financial Inc.	7.700%	6/15/20	3,000	3,593
Genworth Financial Inc.	7.200%	2/15/21	3,000	3,548
Genworth Financial Inc.	7.625%	9/24/21	5,000	5,975
Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,583
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,000	3,528
Hartford Financial Services Group Inc.	5.125%	4/15/22	4,000	4,519
HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	8,678
Humana Inc.	3.150%	12/1/22	6,000	5,859
Infinity Property & Casualty Corp.	5.000%	9/19/22	5,000	5,157
6 ING US Inc.	5.500%	7/15/22	3,000	3,269
6 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,784
Lincoln National Corp.	6.250%	2/15/20	5,000	5,941
Lincoln National Corp.	4.200%	3/15/22	10,000	10,628
Manulife Financial Corp.	4.900%	9/17/20	29,150	32,220
Markel Corp.	4.900%	7/1/22	10,000	10,794
6 MassMutual Global Funding II	2.500%	10/17/22	4,000	3,871
MetLife Inc.	6.750%	6/1/16	5,000	5,895
MetLife Inc.	1.756%	12/15/17	11,625	11,655
MetLife Inc.	6.817%	8/15/18	19,615	24,477
MetLife Inc.	7.717%	2/15/19	23,939	31,182
MetLife Inc.	4.750%	2/8/21	32,000	36,441
MetLife Inc.	3.048%	12/15/22	7,000	6,950
6 Metropolitan Life Global Funding I	3.000%	1/10/23	5,500	5,461
6 Nationwide Financial Services Inc.	5.375%	3/25/21	2,635	2,840
OneBeacon US Holdings Inc.	4.600%	11/9/22	9,000	9,247
6 Pacific LifeCorp	6.000%	2/10/20	9,800	11,160
PartnerRe Finance A LLC	6.875%	6/1/18	8,857	10,712
PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,407
Principal Financial Group Inc.	8.875%	5/15/19	11,195	15,115
Principal Financial Group Inc.	3.300%	9/15/22	14,870	14,951
Progressive Corp.	3.750%	8/23/21	15,250	16,522
4 Progressive Corp.	6.700%	6/15/67	13,500	14,647
Protective Life Corp.	7.375%	10/15/19	7,000	8,461
Prudential Financial Inc.	7.375%	6/15/19	7,000	8,919

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	5.375%	6/21/20	2,000	2,330
Prudential Financial Inc.	4.500%	11/15/20	3,000	3,314
4 Prudential Financial Inc.	5.875%	9/15/42	6,000	6,285
Reinsurance Group of America Inc.	5.000%	6/1/21	13,000	14,246
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	13,011
6 Swiss Re Treasury US Corp.	2.875%	12/6/22	2,500	2,477
Torchmark Corp.	9.250%	6/15/19	3,000	4,035
Travelers Cos. Inc.	5.800%	5/15/18	17,328	21,173
Travelers Cos. Inc.	5.900%	6/2/19	3,000	3,710
Travelers Cos. Inc.	3.900%	11/1/20	6,405	7,136
UnitedHealth Group Inc.	3.875%	10/15/20	17,000	18,536
UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,802
UnitedHealth Group Inc.	3.375%	11/15/21	8,000	8,373
UnitedHealth Group Inc.	2.875%	3/15/22	36,316	36,437
WellPoint Inc.	7.000%	2/15/19	2,445	3,055
WellPoint Inc.	4.350%	8/15/20	7,000	7,675
WellPoint Inc.	3.700%	8/15/21	3,090	3,227
Willis North America Inc.	7.000%	9/29/19	8,000	9,434
WR Berkley Corp.	4.625%	3/15/22	2,977	3,192
Other Finance (0.2%)
CME Group Inc.	3.000%	9/15/22	9,500	9,443
Jones Lang LaSalle Inc.	4.400%	11/15/22	10,000	10,132
6 LeasePlan Corp. NV	3.000%	10/23/17	4,500	4,546
NYSE Euronext	2.000%	10/5/17	15,000	15,316
ORIX Corp.	3.750%	3/9/17	5,500	5,772
Real Estate Investment Trusts (2.0%)
BioMed Realty LP	4.250%	7/15/22	5,000	5,148
Boston Properties LP	3.700%	11/15/18	4,000	4,353
Boston Properties LP	4.125%	5/15/21	6,000	6,440
Boston Properties LP	3.850%	2/1/23	5,000	5,240
Brandywine Operating Partnership LP	5.700%	5/1/17	3,550	3,999
Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,518
Brandywine Operating Partnership LP	3.950%	2/15/23	2,000	1,996
DDR Corp.	7.500%	4/1/17	1,750	2,092
DDR Corp.	4.750%	4/15/18	3,000	3,300
DDR Corp.	7.875%	9/1/20	5,000	6,381
DDR Corp.	4.625%	7/15/22	3,000	3,229
Digital Realty Trust LP	5.875%	2/1/20	12,000	13,687
Digital Realty Trust LP	5.250%	3/15/21	5,000	5,515
Duke Realty LP	5.950%	2/15/17	5,000	5,694
Duke Realty LP	6.500%	1/15/18	3,555	4,194
Duke Realty LP	4.375%	6/15/22	3,000	3,173
ERP Operating LP	4.750%	7/15/20	14,015	15,667
ERP Operating LP	4.625%	12/15/21	5,000	5,577
Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,528
6 Goodman Funding Pty Ltd.	6.375%	11/12/20	3,000	3,369
6 Goodman Funding Pty Ltd.	6.375%	4/15/21	2,000	2,250
HCP Inc.	3.750%	2/1/19	3,000	3,214
HCP Inc.	2.625%	2/1/20	10,000	10,001
HCP Inc.	5.375%	2/1/21	5,600	6,439
HCP Inc.	3.150%	8/1/22	2,000	1,967
Health Care REIT Inc.	4.700%	9/15/17	5,000	5,571
Health Care REIT Inc.	2.250%	3/15/18	5,000	5,009
Health Care REIT Inc.	4.125%	4/1/19	7,950	8,588
Health Care REIT Inc.	6.125%	4/15/20	5,000	5,824
Health Care REIT Inc.	4.950%	1/15/21	10,000	10,952
Hospitality Properties Trust	5.000%	8/15/22	5,000	5,322
Kilroy Realty LP	4.800%	7/15/18	2,220	2,468
Kilroy Realty LP	6.625%	6/1/20	7,470	9,007
Mack-Cali Realty LP	7.750%	8/15/19	4,000	5,008
National Retail Properties Inc.	3.800%	10/15/22	5,000	5,059
Post Apartment Homes LP	3.375%	12/1/22	5,000	4,910
ProLogis LP	6.250%	3/15/17	1,520	1,765

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ProLogis LP	6.625%	5/15/18	7,284	8,800
ProLogis LP	7.375%	10/30/19	4,175	5,249
Realty Income Corp.	5.750%	1/15/21	3,000	3,489
Realty Income Corp.	3.250%	10/15/22	12,000	11,703
Simon Property Group LP	2.800%	1/30/17	3,000	3,155
Simon Property Group LP	5.875%	3/1/17	3,300	3,844
Simon Property Group LP	6.125%	5/30/18	7,949	9,658
Simon Property Group LP	10.350%	4/1/19	10,815	15,622
Simon Property Group LP	5.650%	2/1/20	31,200	37,239
Simon Property Group LP	4.375%	3/1/21	34,594	38,471
Simon Property Group LP	4.125%	12/1/21	24,640	26,967
Simon Property Group LP	3.375%	3/15/22	11,000	11,493
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,268
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	8,000	8,473
Weingarten Realty Investors	3.375%	10/15/22	3,000	2,916
				5,449,652
Industrial (40.2%)
Basic Industry (3.4%)
Air Products & Chemicals Inc.	2.000%	8/2/16	1,120	1,162
Air Products & Chemicals Inc.	1.200%	10/15/17	1,500	1,490
Air Products & Chemicals Inc.	4.375%	8/21/19	4,485	5,114
Air Products & Chemicals Inc.	3.000%	11/3/21	13,200	13,472
Alcoa Inc.	5.720%	2/23/19	9,500	10,238
Alcoa Inc.	6.150%	8/15/20	10,000	10,955
Alcoa Inc.	5.400%	4/15/21	2,000	2,074
Alcoa Inc.	5.870%	2/23/22	1,100	1,174
ArcelorMittal	9.500%	2/15/15	1,410	1,604
ArcelorMittal	5.000%	2/25/17	4,977	5,051
ArcelorMittal USA LLC	6.500%	4/15/14	790	828
Barrick Gold Corp.	3.850%	4/1/22	8,500	8,756
Barrick North America Finance LLC	6.800%	9/15/18	5,000	6,172
Barrick North America Finance LLC	4.400%	5/30/21	8,500	9,141
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	1,062	1,186
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	10,950	11,094
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	10,555	12,279
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	26,540	27,924
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	21,500	21,951
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,702
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,180
CF Industries Inc.	6.875%	5/1/18	8,556	10,438
CF Industries Inc.	7.125%	5/1/20	11,480	14,379
Dow Chemical Co.	4.250%	11/15/20	7,205	7,881
Dow Chemical Co.	4.125%	11/15/21	5,250	5,655
Dow Chemical Co.	3.000%	11/15/22	4,000	3,896
Eastman Chemical Co.	4.500%	1/15/21	8,139	8,946
Eastman Chemical Co.	3.600%	8/15/22	14,500	14,981
Ecolab Inc.	3.000%	12/8/16	5,740	6,097
Ecolab Inc.	1.450%	12/8/17	6,260	6,196
Ecolab Inc.	4.350%	12/8/21	6,040	6,707
EI du Pont de Nemours & Co.	6.000%	7/15/18	11,665	14,351
EI du Pont de Nemours & Co.	4.625%	1/15/20	19,618	22,621
EI du Pont de Nemours & Co.	3.625%	1/15/21	26,350	28,705
EI du Pont de Nemours & Co.	4.250%	4/1/21	4,000	4,541
FMC Corp.	3.950%	2/1/22	5,000	5,242
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	13,000	12,671
International Paper Co.	7.950%	6/15/18	12,939	16,590
International Paper Co.	9.375%	5/15/19	7,000	9,483
International Paper Co.	4.750%	2/15/22	4,000	4,458
Lubrizol Corp.	8.875%	2/1/19	4,000	5,542
LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,820
Mosaic Co.	3.750%	11/15/21	2,000	2,091
Newmont Mining Corp.	5.125%	10/1/19	4,000	4,624
Newmont Mining Corp.	3.500%	3/15/22	9,000	9,032

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nucor Corp.	5.850%	6/1/18	1,250	1,510
Nucor Corp.	4.125%	9/15/22	10,000	10,957
Praxair Inc.	4.500%	8/15/19	3,000	3,475
Praxair Inc.	3.000%	9/1/21	19,150	19,805
Praxair Inc.	2.450%	2/15/22	9,910	9,789
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	8,471	10,522
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,000	17,988
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	35,000	36,985
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	18,000	19,568
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	10,500	11,116
Rio Tinto Finance USA plc	2.000%	3/22/17	1,250	1,272
Rio Tinto Finance USA plc	1.625%	8/21/17	3,860	3,871
Rio Tinto Finance USA plc	3.500%	3/22/22	25,000	26,025
Rio Tinto Finance USA plc	2.875%	8/21/22	15,000	14,864
Rohm & Haas Co.	6.000%	9/15/17	6,000	7,058
RPM International Inc.	3.450%	11/15/22	8,100	7,894
Southern Copper Corp.	3.500%	11/8/22	3,500	3,498
Syngenta Finance NV	3.125%	3/28/22	8,895	9,132
Teck Resources Ltd.	2.500%	2/1/18	6,500	6,625
Teck Resources Ltd.	3.000%	3/1/19	2,000	2,054
Teck Resources Ltd.	4.500%	1/15/21	2,000	2,156
Vale Overseas Ltd.	5.625%	9/15/19	18,000	20,509
Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,344
Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,897
6 Xstrata Finance Canada Ltd.	4.950%	11/15/21	5,000	5,309
Capital Goods (5.0%)
3M Co.	1.000%	6/26/17	2,315	2,309
3M Co.	2.000%	6/26/22	10,780	10,550
ABB Finance USA Inc.	2.875%	5/8/22	20,000	20,035
6 ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,604
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,330
Boeing Capital Corp.	2.900%	8/15/18	6,907	7,366
Boeing Co.	3.750%	11/20/16	3,300	3,631
Boeing Co.	6.000%	3/15/19	1,000	1,228
Boeing Co.	4.875%	2/15/20	21,680	25,463
Caterpillar Financial Services Corp.	4.750%	2/17/15	5,000	5,401
Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,275
Caterpillar Financial Services Corp.	2.050%	8/1/16	8,500	8,825
Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,387
Caterpillar Financial Services Corp.	1.250%	11/6/17	2,775	2,762
Caterpillar Financial Services Corp.	5.450%	4/15/18	14,406	17,049
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	18,111
Caterpillar Inc.	7.900%	12/15/18	10,215	13,747
Caterpillar Inc.	3.900%	5/27/21	12,000	13,222
Caterpillar Inc.	2.600%	6/26/22	10,000	10,014
Cooper US Inc.	5.450%	4/1/15	6,000	6,583
Cooper US Inc.	6.100%	7/1/17	3,500	4,143
Crane Co.	5.500%	9/15/13	5,000	5,124
CRH America Inc.	6.000%	9/30/16	18,126	20,569
Danaher Corp.	2.300%	6/23/16	9,350	9,816
Danaher Corp.	3.900%	6/23/21	15,000	16,623
Deere & Co.	4.375%	10/16/19	11,850	13,621
Deere & Co.	2.600%	6/8/22	20,000	19,945
Dover Corp.	4.300%	3/1/21	17,000	19,286
Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,530
Embraer Overseas Ltd.	6.375%	1/15/20	2,275	2,669
Embraer SA	5.150%	6/15/22	3,000	3,313
Emerson Electric Co.	5.375%	10/15/17	10,000	11,745
Emerson Electric Co.	5.250%	10/15/18	5,000	5,968
Emerson Electric Co.	4.875%	10/15/19	4,000	4,722
Flowserve Corp.	3.500%	9/15/22	5,000	4,942
General Dynamics Corp.	1.000%	11/15/17	4,075	4,020
General Dynamics Corp.	3.875%	7/15/21	18,400	20,252

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	2.250%	11/15/22	20,000	19,092
General Electric Co.	5.250%	12/6/17	34,925	40,850
General Electric Co.	2.700%	10/9/22	17,000	16,753
Harsco Corp.	5.750%	5/15/18	7,600	8,336
Honeywell International Inc.	5.300%	3/1/18	9,772	11,626
Honeywell International Inc.	5.000%	2/15/19	4,090	4,832
Honeywell International Inc.	4.250%	3/1/21	18,775	21,572
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	12,439
Illinois Tool Works Inc.	3.375%	9/15/21	5,000	5,344
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	4,194	4,617
John Deere Capital Corp.	1.850%	9/15/16	2,545	2,619
John Deere Capital Corp.	2.000%	1/13/17	9,500	9,806
John Deere Capital Corp.	1.200%	10/10/17	1,250	1,245
John Deere Capital Corp.	5.350%	4/3/18	14,000	16,613
John Deere Capital Corp.	5.750%	9/10/18	13,000	15,722
John Deere Capital Corp.	2.250%	4/17/19	8,400	8,600
John Deere Capital Corp.	1.700%	1/15/20	7,000	6,837
John Deere Capital Corp.	3.900%	7/12/21	7,180	7,904
John Deere Capital Corp.	3.150%	10/15/21	8,050	8,410
John Deere Capital Corp.	2.750%	3/15/22	8,800	8,812
John Deere Capital Corp.	2.800%	1/27/23	4,000	4,020
L-3 Communications Corp.	3.950%	11/15/16	4,480	4,850
L-3 Communications Corp.	5.200%	10/15/19	20,000	22,831
L-3 Communications Corp.	4.750%	7/15/20	4,000	4,399
Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,039
Lockheed Martin Corp.	4.250%	11/15/19	22,810	25,570
Lockheed Martin Corp.	3.350%	9/15/21	15,000	15,600
Mohawk Industries Inc.	6.375%	1/15/16	300	341
Mohawk Industries Inc.	3.850%	2/1/23	10,000	9,989
Owens Corning	6.500%	12/1/16	2,102	2,356
Owens Corning	9.000%	6/15/19	1,179	1,477
Parker Hannifin Corp.	5.500%	5/15/18	6,400	7,619
Precision Castparts Corp.	1.250%	1/15/18	12,735	12,662
Precision Castparts Corp.	2.500%	1/15/23	20,000	19,510
Raytheon Co.	6.400%	12/15/18	5,725	7,122
Raytheon Co.	4.400%	2/15/20	5,845	6,616
Raytheon Co.	3.125%	10/15/20	17,285	18,169
Raytheon Co.	2.500%	12/15/22	18,800	18,217
Republic Services Inc.	3.800%	5/15/18	5,826	6,391
Republic Services Inc.	5.500%	9/15/19	7,400	8,764
Republic Services Inc.	5.000%	3/1/20	4,400	5,047
Republic Services Inc.	5.250%	11/15/21	4,000	4,645
Republic Services Inc.	3.550%	6/1/22	7,000	7,240
Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,880
Rockwell Collins Inc.	3.100%	11/15/21	4,000	4,136
Roper Industries Inc.	6.250%	9/1/19	2,700	3,264
Roper Industries Inc.	3.125%	11/15/22	3,000	2,980
6 Schneider Electric SA	2.950%	9/27/22	15,000	14,773
6 Smiths Group plc	3.625%	10/12/22	5,000	4,877
Stanley Black & Decker Inc.	2.900%	11/1/22	7,000	6,980
United Technologies Corp.	1.800%	6/1/17	10,000	10,213
United Technologies Corp.	5.375%	12/15/17	16,805	19,837
United Technologies Corp.	6.125%	2/1/19	5,500	6,841
United Technologies Corp.	4.500%	4/15/20	20,500	23,543
United Technologies Corp.	3.100%	6/1/22	52,570	54,234
Waste Management Inc.	7.375%	3/11/19	4,250	5,360
Waste Management Inc.	2.900%	9/15/22	6,500	6,354
Communication (5.7%)
America Movil SAB de CV	5.500%	3/1/14	4,000	4,197
America Movil SAB de CV	2.375%	9/8/16	12,850	13,273
America Movil SAB de CV	5.625%	11/15/17	14,424	17,046
America Movil SAB de CV	5.000%	10/16/19	12,000	13,856
America Movil SAB de CV	5.000%	3/30/20	24,500	28,146

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	3.125%	7/16/22	32,300	32,046
American Tower Corp.	4.500%	1/15/18	10,000	11,017
American Tower Corp.	3.500%	1/31/23	7,000	6,848
AT&T Inc.	2.400%	8/15/16	5,520	5,767
AT&T Inc.	1.700%	6/1/17	10,000	10,100
AT&T Inc.	5.500%	2/1/18	30,925	36,328
AT&T Inc.	5.600%	5/15/18	13,089	15,531
AT&T Inc.	5.800%	2/15/19	19,849	23,948
AT&T Inc.	4.450%	5/15/21	20,000	22,543
AT&T Inc.	3.875%	8/15/21	25,729	27,950
AT&T Inc.	3.000%	2/15/22	27,000	27,271
AT&T Inc.	2.625%	12/1/22	18,000	17,350
6 British Sky Broadcasting Group plc	6.100%	2/15/18	4,470	5,352
6 British Sky Broadcasting Group plc	9.500%	11/15/18	9,640	13,242
6 British Sky Broadcasting Group plc	3.125%	11/26/22	10,000	9,827
CBS Corp.	4.625%	5/15/18	2,750	3,072
CBS Corp.	8.875%	5/15/19	3,458	4,657
CBS Corp.	4.300%	2/15/21	3,000	3,247
CBS Corp.	3.375%	3/1/22	3,000	3,038
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	26,000	35,209
CenturyLink Inc.	6.000%	4/1/17	7,000	7,756
CenturyLink Inc.	6.450%	6/15/21	8,000	8,742
CenturyLink Inc.	5.800%	3/15/22	3,000	3,144
Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,360
Comcast Corp.	5.850%	11/15/15	3,450	3,909
Comcast Corp.	6.300%	11/15/17	11,480	13,899
Comcast Corp.	5.700%	5/15/18	7,767	9,246
Comcast Corp.	5.150%	3/1/20	5,700	6,632
Comcast Corp.	3.125%	7/15/22	9,000	9,053
Comcast Corp.	2.850%	1/15/23	7,000	6,885
6 Deutsche Telekom International Finance BV	3.125%	4/11/16	7,460	7,818
6 Deutsche Telekom International Finance BV	2.250%	3/6/17	7,395	7,558
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	8,600	9,014
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	11,000	12,974
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	4,500	5,119
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,375	4,705
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	6,035	6,647
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	6,800	6,856
Discovery Communications LLC	4.375%	6/15/21	5,000	5,453
France Telecom SA	5.375%	7/8/19	15,700	18,322
France Telecom SA	4.125%	9/14/21	20,442	22,089
Moody's Corp.	4.500%	9/1/22	10,000	10,440
NBCUniversal Media LLC	5.150%	4/30/20	11,950	13,877
NBCUniversal Media LLC	4.375%	4/1/21	9,000	9,907
News America Inc.	6.900%	3/1/19	7,000	8,810
News America Inc.	4.500%	2/15/21	6,000	6,773
News America Inc.	3.000%	9/15/22	5,000	4,957
Omnicom Group Inc.	5.900%	4/15/16	7,383	8,379
Omnicom Group Inc.	4.450%	8/15/20	14,000	15,237
6 Pearson Funding Four plc	3.750%	5/8/22	5,000	5,145
Qwest Corp.	6.750%	12/1/21	10,760	12,486
6 Reed Elsevier Capital Inc.	3.125%	10/15/22	4,839	4,678
Telecom Italia Capital SA	6.999%	6/4/18	4,860	5,667
Telecom Italia Capital SA	7.175%	6/18/19	6,000	7,139
Telefonica Emisiones SAU	3.992%	2/16/16	6,000	6,261
Telefonica Emisiones SAU	6.221%	7/3/17	5,662	6,345
Telefonica Emisiones SAU	5.877%	7/15/19	9,000	10,054
Telefonica Emisiones SAU	5.134%	4/27/20	6,000	6,372
Telefonica Emisiones SAU	5.462%	2/16/21	5,000	5,421
6 Telstra Corp. Ltd.	4.800%	10/12/21	5,000	5,690
Thomson Reuters Corp.	6.500%	7/15/18	10,685	13,240
Thomson Reuters Corp.	4.700%	10/15/19	13,835	15,727
Time Warner Cable Inc.	5.850%	5/1/17	7,000	8,186
Time Warner Cable Inc.	6.750%	7/1/18	18,000	22,244

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cable Inc.	8.250%	4/1/19	12,000	15,825
Time Warner Cable Inc.	5.000%	2/1/20	8,363	9,545
Time Warner Cable Inc.	4.125%	2/15/21	3,000	3,243
Verizon Communications Inc.	2.000%	11/1/16	7,300	7,561
Verizon Communications Inc.	5.500%	4/1/17	3,000	3,495
Verizon Communications Inc.	1.100%	11/1/17	6,275	6,177
Verizon Communications Inc.	5.500%	2/15/18	11,025	13,065
Verizon Communications Inc.	6.100%	4/15/18	25,640	31,139
Verizon Communications Inc.	8.750%	11/1/18	15,594	21,313
Verizon Communications Inc.	6.350%	4/1/19	21,806	27,087
Verizon Communications Inc.	4.600%	4/1/21	23,000	26,029
Verizon Communications Inc.	3.500%	11/1/21	33,000	34,692
Verizon Communications Inc.	2.450%	11/1/22	21,000	20,077
Vodafone Group plc	5.750%	3/15/16	7,190	8,250
Vodafone Group plc	5.625%	2/27/17	29,725	34,678
Vodafone Group plc	1.250%	9/26/17	8,200	8,152
Vodafone Group plc	4.625%	7/15/18	2,750	3,148
Vodafone Group plc	2.500%	9/26/22	25,000	24,363
WPP Finance 2010	4.750%	11/21/21	5,000	5,382
WPP Finance 2010	3.625%	9/7/22	12,000	11,944
WPP Finance UK	8.000%	9/15/14	6,000	6,618
Consumer Cyclical (4.7%)
Amazon.com Inc.	1.200%	11/29/17	5,000	4,947
Amazon.com Inc.	2.500%	11/29/22	5,000	4,792
6 American Honda Finance Corp.	2.125%	2/28/17	6,498	6,668
6 American Honda Finance Corp.	3.875%	9/21/20	3,640	3,948
6 American Honda Finance Corp.	3.800%	9/20/21	5,000	5,415
AutoZone Inc.	4.000%	11/15/20	7,000	7,436
AutoZone Inc.	3.700%	4/15/22	3,000	3,101
AutoZone Inc.	2.875%	1/15/23	12,000	11,488
Carnival Corp.	1.875%	12/15/17	7,772	7,759
CVS Caremark Corp.	5.750%	6/1/17	6,306	7,458
CVS Caremark Corp.	4.750%	5/18/20	5,000	5,719
CVS Caremark Corp.	2.750%	12/1/22	4,500	4,430
6 Daimler Finance North America LLC	3.875%	9/15/21	1,900	2,028
eBay Inc.	1.625%	10/15/15	2,000	2,059
eBay Inc.	1.350%	7/15/17	1,175	1,181
eBay Inc.	3.250%	10/15/20	6,500	6,908
eBay Inc.	2.600%	7/15/22	18,500	18,342
Expedia Inc.	5.950%	8/15/20	15,450	16,967
6 Experian Finance plc	2.375%	6/15/17	10,525	10,715
Ford Motor Credit Co. LLC	2.500%	1/15/16	5,000	5,054
Ford Motor Credit Co. LLC	4.207%	4/15/16	13,830	14,729
Ford Motor Credit Co. LLC	3.984%	6/15/16	8,700	9,222
Ford Motor Credit Co. LLC	8.000%	12/15/16	10,000	11,982
Ford Motor Credit Co. LLC	4.250%	2/3/17	6,000	6,385
Ford Motor Credit Co. LLC	3.000%	6/12/17	10,250	10,455
Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	15,220
Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	19,038
Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,927
Ford Motor Credit Co. LLC	5.750%	2/1/21	13,000	14,749
Ford Motor Credit Co. LLC	5.875%	8/2/21	14,000	15,979
Gap Inc.	5.950%	4/12/21	20,000	22,500
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,726
6 Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	14,265
Home Depot Inc.	5.400%	3/1/16	9,000	10,238
Home Depot Inc.	3.950%	9/15/20	7,700	8,638
Home Depot Inc.	4.400%	4/1/21	15,905	18,320
6 Hyundai Capital America	3.750%	4/6/16	1,740	1,848
6 Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,280
6 Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,332
6 Kia Motors Corp.	3.625%	6/14/16	3,200	3,387
Lowe's Cos. Inc.	4.625%	4/15/20	9,750	11,187

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lowe's Cos. Inc.	3.750%	4/15/21	5,950	6,460
Lowe's Cos. Inc.	3.800%	11/15/21	11,650	12,661
Lowe's Cos. Inc.	3.120%	4/15/22	21,000	21,604
Macy's Retail Holdings Inc.	7.450%	7/15/17	2,414	2,973
Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,240
Macy's Retail Holdings Inc.	2.875%	2/15/23	12,500	11,810
Marriott International Inc.	6.375%	6/15/17	3,040	3,535
Marriott International Inc.	3.000%	3/1/19	2,500	2,612
Marriott International Inc.	3.250%	9/15/22	3,500	3,445
McDonald's Corp.	3.500%	7/15/20	7,000	7,605
McDonald's Corp.	3.625%	5/20/21	12,500	13,740
McDonald's Corp.	2.625%	1/15/22	12,000	12,126
6 Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,943
6 Nissan Motor Acceptance Corp.	1.950%	9/12/17	6,130	6,195
Nordstrom Inc.	6.250%	1/15/18	7,866	9,481
Nordstrom Inc.	4.750%	5/1/20	15,000	17,261
Nordstrom Inc.	4.000%	10/15/21	7,750	8,524
NVR Inc.	3.950%	9/15/22	10,000	10,238
PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,528
Staples Inc.	2.750%	1/12/18	7,000	7,022
Target Corp.	3.875%	7/15/20	12,500	13,909
Target Corp.	2.900%	1/15/22	11,000	11,268
Time Warner Inc.	4.875%	3/15/20	5,000	5,726
Time Warner Inc.	4.750%	3/29/21	6,500	7,350
Time Warner Inc.	4.000%	1/15/22	5,000	5,401
TJX Cos. Inc.	6.950%	4/15/19	15,663	19,886
Toyota Motor Credit Corp.	2.800%	1/11/16	2,750	2,902
Toyota Motor Credit Corp.	2.000%	9/15/16	4,750	4,918
Toyota Motor Credit Corp.	2.050%	1/12/17	3,000	3,082
Toyota Motor Credit Corp.	1.250%	10/5/17	5,000	4,975
Toyota Motor Credit Corp.	4.500%	6/17/20	21,500	24,480
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,795
Toyota Motor Credit Corp.	3.400%	9/15/21	20,460	21,694
Toyota Motor Credit Corp.	3.300%	1/12/22	21,000	22,143
Toyota Motor Credit Corp.	2.625%	1/10/23	6,000	5,892
VF Corp.	3.500%	9/1/21	9,255	9,758
Viacom Inc.	4.500%	3/1/21	11,348	12,695
6 Volkswagen International Finance NV	2.875%	4/1/16	3,000	3,146
6 Volkswagen International Finance NV	1.600%	11/20/17	6,300	6,256
6 Volkswagen International Finance NV	4.000%	8/12/20	7,500	8,168
Wal-Mart Stores Inc.	3.625%	7/8/20	32,050	35,201
Wal-Mart Stores Inc.	3.250%	10/25/20	38,195	40,907
Wal-Mart Stores Inc.	4.250%	4/15/21	16,919	19,325
Walgreen Co.	1.800%	9/15/17	5,556	5,593
Walgreen Co.	3.100%	9/15/22	10,000	9,915
Walt Disney Co.	5.625%	9/15/16	5,000	5,837
Walt Disney Co.	6.000%	7/17/17	3,000	3,613
Walt Disney Co.	2.750%	8/16/21	11,500	11,717
Walt Disney Co.	2.350%	12/1/22	15,000	14,571
Western Union Co.	6.500%	2/26/14	7,400	7,845
Western Union Co.	5.930%	10/1/16	11,825	13,062
Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,772
Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,148
Consumer Noncyclical (11.6%)
6 AbbVie Inc.	1.750%	11/6/17	25,475	25,602
6 AbbVie Inc.	2.000%	11/6/18	4,500	4,512
6 AbbVie Inc.	2.900%	11/6/22	10,000	9,888
Actavis Inc.	3.250%	10/1/22	10,000	9,964
Allergan Inc.	5.750%	4/1/16	12,000	13,773
Allergan Inc.	3.375%	9/15/20	9,000	9,611
Altria Group Inc.	9.700%	11/10/18	13,654	18,864
Altria Group Inc.	9.250%	8/6/19	8,014	11,108
Altria Group Inc.	4.750%	5/5/21	10,000	11,144

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	2.850%	8/9/22	5,000	4,836
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,381
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,239
AmerisourceBergen Corp.	3.500%	11/15/21	10,000	10,635
Amgen Inc.	2.125%	5/15/17	7,300	7,516
Amgen Inc.	5.850%	6/1/17	3,460	4,089
Amgen Inc.	6.150%	6/1/18	5,000	6,037
Amgen Inc.	5.700%	2/1/19	8,080	9,668
Amgen Inc.	3.450%	10/1/20	8,750	9,292
Amgen Inc.	4.100%	6/15/21	6,760	7,452
Amgen Inc.	3.875%	11/15/21	13,141	14,262
Amgen Inc.	3.625%	5/15/22	8,930	9,458
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,375	6,277
Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,880	10,520
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,686
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	17,375	17,108
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,601
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	7,250	7,254
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	28,570	37,638
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	18,514	24,097
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	42,085	50,606
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	18,286	21,618
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	5,689
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	39,177	38,357
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,583
Archer-Daniels-Midland Co.	4.479%	3/1/21	13,750	15,531
AstraZeneca plc	5.900%	9/15/17	5,960	7,165
AstraZeneca plc	1.950%	9/18/19	12,750	12,811
6 BAT International Finance plc	9.500%	11/15/18	4,000	5,540
Baxter International Inc.	5.900%	9/1/16	3,500	4,096
Baxter International Inc.	5.375%	6/1/18	2,000	2,390
Baxter International Inc.	4.500%	8/15/19	2,000	2,291
Baxter International Inc.	4.250%	3/15/20	3,000	3,383
Baxter International Inc.	2.400%	8/15/22	8,465	8,209
Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,534
Becton Dickinson & Co.	3.250%	11/12/20	14,704	15,539
Becton Dickinson & Co.	3.125%	11/8/21	15,025	15,647
Biogen Idec Inc.	6.875%	3/1/18	5,000	6,124
Boston Scientific Corp.	4.500%	1/15/15	9,300	9,878
Boston Scientific Corp.	6.000%	1/15/20	11,500	13,271
Bottling Group LLC	6.950%	3/15/14	3,813	4,083
Bottling Group LLC	5.125%	1/15/19	10,275	12,135
Bristol-Myers Squibb Co.	0.875%	8/1/17	8,000	7,886
Bristol-Myers Squibb Co.	2.000%	8/1/22	15,550	14,703
Brown-Forman Corp.	1.000%	1/15/18	930	919
Brown-Forman Corp.	2.250%	1/15/23	4,350	4,209
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,500	8,420
Cardinal Health Inc.	4.625%	12/15/20	6,352	7,111
Cardinal Health Inc.	3.200%	6/15/22	5,000	5,051
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,000	2,987
Celgene Corp.	1.900%	8/15/17	2,160	2,186
Celgene Corp.	3.950%	10/15/20	5,762	6,179
Celgene Corp.	3.250%	8/15/22	5,000	4,999
Clorox Co.	3.800%	11/15/21	5,000	5,369
Clorox Co.	3.050%	9/15/22	3,000	3,029
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,134
Coca-Cola Co.	1.650%	3/14/18	10,000	10,227
Coca-Cola Co.	4.875%	3/15/19	9,200	10,888
Coca-Cola Co.	3.150%	11/15/20	21,950	23,590
Coca-Cola Co.	3.300%	9/1/21	17,480	18,814
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,588
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,597	18,875
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,828
Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,129

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	2.300%	5/3/22	8,000	8,084
ConAgra Foods Inc.	1.900%	1/25/18	6,220	6,249
ConAgra Foods Inc.	7.000%	4/15/19	3,200	4,015
ConAgra Foods Inc.	3.200%	1/25/23	15,000	14,958
Covidien International Finance SA	6.000%	10/15/17	7,000	8,408
Covidien International Finance SA	4.200%	6/15/20	5,000	5,592
Covidien International Finance SA	3.200%	6/15/22	13,500	14,017
CR Bard Inc.	4.400%	1/15/21	13,000	14,469
Delhaize Group SA	6.500%	6/15/17	5,880	6,687
Delhaize Group SA	4.125%	4/10/19	5,000	5,197
DENTSPLY International Inc.	4.125%	8/15/21	1,900	1,996
Diageo Capital plc	1.500%	5/11/17	3,400	3,428
Diageo Capital plc	4.828%	7/15/20	12,989	15,095
Diageo Investment Corp.	2.875%	5/11/22	16,000	16,067
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	5,000	5,219
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,500	2,456
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	3,000	2,951
Energizer Holdings Inc.	4.700%	5/24/22	5,000	5,328
Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,853
Express Scripts Holding Co.	3.125%	5/15/16	7,650	8,093
Express Scripts Holding Co.	3.500%	11/15/16	4,880	5,255
Express Scripts Holding Co.	2.650%	2/15/17	10,500	10,882
Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,821
Express Scripts Holding Co.	4.750%	11/15/21	7,950	8,910
Express Scripts Holding Co.	3.900%	2/15/22	8,000	8,466
Flowers Foods Inc.	4.375%	4/1/22	2,000	2,020
6 Foster's Finance Corp.	4.875%	10/1/14	4,000	4,273
General Mills Inc.	5.650%	2/15/19	3,000	3,621
General Mills Inc.	3.150%	12/15/21	8,000	8,325
Genzyme Corp.	5.000%	6/15/20	15,349	18,114
Gilead Sciences Inc.	3.050%	12/1/16	6,610	7,085
Gilead Sciences Inc.	4.400%	12/1/21	14,050	15,746
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	24,400	29,518
GlaxoSmithKline Capital plc	1.500%	5/8/17	9,410	9,503
GlaxoSmithKline Capital plc	2.850%	5/8/22	39,000	39,274
Hasbro Inc.	6.300%	9/15/17	5,000	5,773
Hershey Co.	4.850%	8/15/15	5,000	5,509
Hershey Co.	4.125%	12/1/20	4,125	4,673
Hormel Foods Corp.	4.125%	4/15/21	3,350	3,719
Hospira Inc.	6.050%	3/30/17	2,777	3,201
Johnson & Johnson	2.950%	9/1/20	5,850	6,233
Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	5,988
Kellogg Co.	1.750%	5/17/17	1,500	1,516
Kellogg Co.	4.150%	11/15/19	7,000	7,864
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	10,241
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	13,267
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,603
Koninklijke Philips Electronics NV	3.750%	3/15/22	32,849	35,279
Kraft Foods Group Inc.	2.250%	6/5/17	3,980	4,100
Kraft Foods Group Inc.	3.500%	6/6/22	12,600	13,158
Kroger Co.	2.200%	1/15/17	2,920	2,999
Kroger Co.	6.800%	12/15/18	6,100	7,566
Kroger Co.	3.400%	4/15/22	3,000	3,059
Laboratory Corp. of America Holdings	3.750%	8/23/22	5,000	5,157
Life Technologies Corp.	6.000%	3/1/20	5,000	5,512
Lorillard Tobacco Co.	3.500%	8/4/16	3,100	3,275
Lorillard Tobacco Co.	2.300%	8/21/17	4,000	4,024
Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,653
Lorillard Tobacco Co.	6.875%	5/1/20	13,815	16,770
McCormick & Co. Inc.	3.900%	7/15/21	5,000	5,386
McKesson Corp.	5.700%	3/1/17	4,400	5,154
McKesson Corp.	7.500%	2/15/19	6,100	7,860
McKesson Corp.	4.750%	3/1/21	13,420	15,400
McKesson Corp.	2.700%	12/15/22	8,550	8,409

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medco Health Solutions Inc.	7.125%	3/15/18	15,185	18,830
Medtronic Inc.	4.450%	3/15/20	10,000	11,457
Medtronic Inc.	4.125%	3/15/21	8,558	9,538
Medtronic Inc.	3.125%	3/15/22	7,000	7,312
Merck & Co. Inc.	4.000%	6/30/15	2,100	2,278
Merck & Co. Inc.	6.000%	9/15/17	10,000	12,126
Merck & Co. Inc.	1.100%	1/31/18	2,650	2,637
Merck & Co. Inc.	5.000%	6/30/19	10,000	11,920
Merck & Co. Inc.	3.875%	1/15/21	21,450	23,526
Merck & Co. Inc.	2.400%	9/15/22	16,000	15,738
Mondelez International Inc.	4.125%	2/9/16	3,000	3,263
Mondelez International Inc.	6.125%	8/23/18	4,231	5,178
Mondelez International Inc.	5.375%	2/10/20	35,000	41,627
Nabisco Inc.	7.550%	6/15/15	15,000	17,284
Newell Rubbermaid Inc.	2.050%	12/1/17	2,180	2,178
Newell Rubbermaid Inc.	4.700%	8/15/20	5,000	5,487
Novartis Capital Corp.	4.400%	4/24/20	15,000	17,253
Novartis Capital Corp.	2.400%	9/21/22	28,880	28,359
Novartis Securities Investment Ltd.	5.125%	2/10/19	34,894	41,609
PepsiAmericas Inc.	4.375%	2/15/14	12,500	12,995
PepsiCo Inc.	1.250%	8/13/17	4,465	4,457
PepsiCo Inc.	5.000%	6/1/18	16,500	19,461
PepsiCo Inc.	7.900%	11/1/18	14,000	18,717
PepsiCo Inc.	4.500%	1/15/20	16,500	18,928
PepsiCo Inc.	3.125%	11/1/20	22,000	23,227
PepsiCo Inc.	3.000%	8/25/21	22,990	23,703
PepsiCo Inc.	2.750%	3/5/22	20,500	20,692
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,702
6 Pernod-Ricard SA	5.750%	4/7/21	2,250	2,636
6 Pernod-Ricard SA	4.250%	7/15/22	5,000	5,369
Pfizer Inc.	4.650%	3/1/18	6,000	6,939
Pfizer Inc.	6.200%	3/15/19	36,000	45,078
Pharmacia Corp.	6.500%	12/1/18	6,045	7,635
Philip Morris International Inc.	6.875%	3/17/14	2,750	2,948
Philip Morris International Inc.	2.500%	5/16/16	7,250	7,645
Philip Morris International Inc.	5.650%	5/16/18	36,555	43,938
Philip Morris International Inc.	4.500%	3/26/20	11,750	13,457
Philip Morris International Inc.	4.125%	5/17/21	4,000	4,457
Philip Morris International Inc.	2.900%	11/15/21	10,500	10,760
Philip Morris International Inc.	2.500%	8/22/22	13,000	12,844
Procter & Gamble Co.	3.500%	2/15/15	4,400	4,675
Procter & Gamble Co.	1.450%	8/15/16	740	757
Procter & Gamble Co.	4.700%	2/15/19	15,200	17,887
Procter & Gamble Co.	2.300%	2/6/22	7,000	6,993
Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,179
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,367
Reynolds American Inc.	7.625%	6/1/16	6,655	7,975
Reynolds American Inc.	6.750%	6/15/17	5,000	6,043
6 Roche Holdings Inc.	6.000%	3/1/19	13,500	16,694
Sanofi	2.625%	3/29/16	14,860	15,644
Sanofi	4.000%	3/29/21	23,500	26,060
St. Jude Medical Inc.	2.500%	1/15/16	5,000	5,189
St. Jude Medical Inc.	4.875%	7/15/19	10,000	11,303
Stryker Corp.	4.375%	1/15/20	10,000	11,132
Sysco Corp.	5.250%	2/12/18	12,000	14,180
Sysco Corp.	2.600%	6/12/22	4,000	3,996
6 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	24,510	24,705
6 Tesco plc	5.500%	11/15/17	7,000	8,194
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	20,550	21,680
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	15,100	14,930
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	3,000	3,154
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	23,535	24,923
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,000	6,967

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,380
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,919
Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,828
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,460
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,625	7,792
Tyson Foods Inc.	4.500%	6/15/22	15,750	16,912
Unilever Capital Corp.	2.750%	2/10/16	10,000	10,511
Unilever Capital Corp.	0.850%	8/2/17	3,025	2,979
Unilever Capital Corp.	4.800%	2/15/19	1,920	2,258
Unilever Capital Corp.	4.250%	2/10/21	10,875	12,331
Whirlpool Corp.	8.600%	5/1/14	5,000	5,455
Wyeth LLC	5.500%	2/15/16	5,000	5,695
Wyeth LLC	5.450%	4/1/17	1,580	1,860
6 Zoetis Inc.	3.250%	2/1/23	15,000	14,996
Energy (5.4%)
Anadarko Petroleum Corp.	5.950%	9/15/16	6,500	7,443
Anadarko Petroleum Corp.	6.375%	9/15/17	15,000	17,760
Anadarko Petroleum Corp.	6.950%	6/15/19	6,527	8,155
Apache Corp.	5.625%	1/15/17	4,000	4,658
Apache Corp.	6.900%	9/15/18	3,000	3,784
Apache Corp.	3.625%	2/1/21	6,000	6,404
Apache Corp.	3.250%	4/15/22	24,700	25,226
Apache Corp.	2.625%	1/15/23	17,000	16,407
Baker Hughes Inc.	7.500%	11/15/18	4,845	6,360
Baker Hughes Inc.	3.200%	8/15/21	20,720	21,904
BP Capital Markets plc	3.200%	3/11/16	4,500	4,801
BP Capital Markets plc	1.375%	11/6/17	10,500	10,478
BP Capital Markets plc	4.750%	3/10/19	17,850	20,609
BP Capital Markets plc	4.500%	10/1/20	32,000	36,426
BP Capital Markets plc	4.742%	3/11/21	13,748	15,872
BP Capital Markets plc	3.561%	11/1/21	31,470	33,306
BP Capital Markets plc	3.245%	5/6/22	35,000	35,993
BP Capital Markets plc	2.500%	11/6/22	11,500	11,108
Canadian Natural Resources Ltd.	5.700%	5/15/17	3,190	3,743
Canadian Natural Resources Ltd.	3.450%	11/15/21	2,000	2,110
Chevron Corp.	4.950%	3/3/19	3,347	3,981
Chevron Corp.	2.355%	12/5/22	41,000	40,227
ConocoPhillips	5.200%	5/15/18	5,815	6,883
ConocoPhillips	5.750%	2/1/19	38,935	47,504
ConocoPhillips	6.000%	1/15/20	5,000	6,238
ConocoPhillips Co.	2.400%	12/15/22	13,000	12,540
Devon Energy Corp.	6.300%	1/15/19	5,000	6,111
Devon Energy Corp.	3.250%	5/15/22	5,000	5,027
Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	6,127
Ensco plc	4.700%	3/15/21	10,000	11,183
EOG Resources Inc.	5.875%	9/15/17	3,000	3,603
EOG Resources Inc.	5.625%	6/1/19	10,250	12,500
EOG Resources Inc.	4.400%	6/1/20	12,000	13,634
EOG Resources Inc.	4.100%	2/1/21	8,000	8,975
EOG Resources Inc.	2.625%	3/15/23	5,000	4,909
EQT Corp.	8.125%	6/1/19	5,500	6,787
FMC Technologies Inc.	3.450%	10/1/22	6,000	6,042
6 GS Caltex Corp.	5.500%	8/25/14	4,000	4,240
6 GS Caltex Corp.	5.500%	10/15/15	6,000	6,572
Halliburton Co.	6.150%	9/15/19	12,631	15,852
Halliburton Co.	3.250%	11/15/21	13,100	13,930
Hess Corp.	8.125%	2/15/19	5,075	6,496
Marathon Oil Corp.	6.000%	10/1/17	7,213	8,627
Marathon Oil Corp.	2.800%	11/1/22	10,000	9,681
Marathon Petroleum Corp.	5.125%	3/1/21	3,500	4,037
6 Motiva Enterprises LLC	5.750%	1/15/20	5,000	6,001
Nabors Industries Inc.	6.150%	2/15/18	3,000	3,421
Nabors Industries Inc.	9.250%	1/15/19	5,900	7,474

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nabors Industries Inc.	5.000%	9/15/20	6,319	6,585
	National Oilwell Varco Inc.	2.600%	12/1/22	26,000	25,703
	Nexen Inc.	6.200%	7/30/19	2,000	2,446
	Noble Corp.	5.875%	6/1/13	3,000	3,044
	Noble Energy Inc.	8.250%	3/1/19	6,000	7,775
	Noble Energy Inc.	4.150%	12/15/21	5,000	5,435
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,568
	Noble Holding International Ltd.	3.950%	3/15/22	4,000	4,129
	Occidental Petroleum Corp.	4.125%	6/1/16	3,000	3,317
	Occidental Petroleum Corp.	1.500%	2/15/18	7,500	7,514
	Occidental Petroleum Corp.	4.100%	2/1/21	23,525	26,429
	Occidental Petroleum Corp.	3.125%	2/15/22	15,080	15,722
	Occidental Petroleum Corp.	2.700%	2/15/23	6,000	5,972
4,6	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	6,650	7,514
	Petro-Canada	6.050%	5/15/18	4,000	4,861
	Phillips 66	2.950%	5/1/17	4,000	4,212
	Phillips 66	4.300%	4/1/22	9,000	9,837
	Pioneer Natural Resources Co.	3.950%	7/15/22	7,000	7,250
	Pride International Inc.	6.875%	8/15/20	9,178	11,465
	Rowan Cos. Inc.	4.875%	6/1/22	5,000	5,417
6	Schlumberger Norge AS	4.200%	1/15/21	2,545	2,829
6	Schlumberger Oilfield UK plc	4.200%	1/15/21	4,000	4,462
	Shell International Finance BV	5.200%	3/22/17	2,680	3,114
	Shell International Finance BV	4.300%	9/22/19	16,000	18,370
	Shell International Finance BV	4.375%	3/25/20	24,035	27,602
	Shell International Finance BV	2.375%	8/21/22	24,009	23,465
	Shell International Finance BV	2.250%	1/6/23	12,000	11,550
	Southwestern Energy Co.	7.500%	2/1/18	5,000	6,137
	Southwestern Energy Co.	4.100%	3/15/22	5,000	5,307
	Suncor Energy Inc.	6.100%	6/1/18	10,000	12,161
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,879
	Talisman Energy Inc.	3.750%	2/1/21	3,300	3,467
	Total Capital Canada Ltd.	1.450%	1/15/18	3,200	3,205
	Total Capital International SA	1.550%	6/28/17	2,450	2,468
	Total Capital International SA	2.875%	2/17/22	28,500	29,189
	Total Capital International SA	2.700%	1/25/23	17,000	16,878
	Total Capital SA	3.000%	6/24/15	3,000	3,163
	Total Capital SA	4.450%	6/24/20	18,889	21,684
	Total Capital SA	4.125%	1/28/21	9,860	11,025
	Transocean Inc.	5.050%	12/15/16	8,525	9,516
	Transocean Inc.	2.500%	10/15/17	2,380	2,387
	Transocean Inc.	6.000%	3/15/18	20,000	22,986
	Transocean Inc.	6.500%	11/15/20	4,000	4,653
	Transocean Inc.	6.375%	12/15/21	5,000	5,865
	Transocean Inc.	3.800%	10/15/22	5,000	4,962
	Valero Energy Corp.	9.375%	3/15/19	9,200	12,569
	Valero Energy Corp.	6.125%	2/1/20	3,000	3,614
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,446
	Weatherford International Ltd.	6.000%	3/15/18	10,000	11,457
	Weatherford International Ltd.	9.625%	3/1/19	3,750	4,910
	Weatherford International Ltd.	5.125%	9/15/20	5,000	5,338
6	Woodside Finance Ltd.	4.600%	5/10/21	2,000	2,205
	Technology (3.0%)
	Agilent Technologies Inc.	5.000%	7/15/20	3,000	3,380
	Altera Corp.	1.750%	5/15/17	3,205	3,266
	Baidu Inc.	3.500%	11/28/22	25,000	24,480
6	Broadcom Corp.	2.500%	8/15/22	17,000	16,516
	Cisco Systems Inc.	5.500%	2/22/16	5,311	6,055
	Cisco Systems Inc.	4.950%	2/15/19	16,800	19,830
	Cisco Systems Inc.	4.450%	1/15/20	25,000	28,685
	Corning Inc.	1.450%	11/15/17	5,150	5,150
	Corning Inc.	6.625%	5/15/19	5,710	7,066
	Dell Inc.	5.650%	4/15/18	9,480	9,802

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dell Inc.	5.875%	6/15/19	10,250	10,536
	Dell Inc.	4.625%	4/1/21	5,000	4,816
	Equifax Inc.	6.300%	7/1/17	5,000	5,849
	Fiserv Inc.	3.500%	10/1/22	8,000	7,856
	Google Inc.	2.125%	5/19/16	1,300	1,355
	Google Inc.	3.625%	5/19/21	7,850	8,623
	Hewlett-Packard Co.	3.000%	9/15/16	7,000	7,122
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,709
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,727
	Hewlett-Packard Co.	3.750%	12/1/20	12,000	11,524
	Hewlett-Packard Co.	4.300%	6/1/21	11,000	10,801
	Hewlett-Packard Co.	4.375%	9/15/21	8,000	7,882
	Intel Corp.	1.350%	12/15/17	9,000	8,970
	Intel Corp.	3.300%	10/1/21	36,900	38,300
	Intel Corp.	2.700%	12/15/22	30,000	29,278
	International Business Machines Corp.	1.950%	7/22/16	11,550	11,994
	International Business Machines Corp.	1.250%	2/6/17	5,000	5,017
	International Business Machines Corp.	5.700%	9/14/17	29,601	35,495
	International Business Machines Corp.	7.625%	10/15/18	14,500	19,180
	International Business Machines Corp.	2.900%	11/1/21	8,000	8,286
	International Business Machines Corp.	1.875%	8/1/22	11,000	10,331
	Microsoft Corp.	4.200%	6/1/19	3,800	4,362
	Microsoft Corp.	3.000%	10/1/20	4,000	4,258
	Microsoft Corp.	4.000%	2/8/21	14,000	15,805
	Microsoft Corp.	2.125%	11/15/22	13,500	13,014
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,987
	Oracle Corp.	1.200%	10/15/17	13,000	12,970
	Oracle Corp.	5.750%	4/15/18	20,410	24,648
	Oracle Corp.	5.000%	7/8/19	14,000	16,659
	Oracle Corp.	3.875%	7/15/20	18,000	20,095
	Oracle Corp.	2.500%	10/15/22	40,000	39,143
	Pitney Bowes Inc.	5.750%	9/15/17	4,707	5,014
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,571
	Verisk Analytics Inc.	4.125%	9/12/22	15,000	15,324
	Xerox Corp.	6.350%	5/15/18	5,000	5,793
	Xerox Corp.	5.625%	12/15/19	8,000	9,028
	Xerox Corp.	4.500%	5/15/21	6,100	6,346
	Transportation (1.4%)
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,672
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	3,196
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,000	4,212
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	11,000	11,181
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	3,000	3,052
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,613
	Canadian National Railway Co.	5.550%	5/15/18	5,275	6,310
	Canadian National Railway Co.	5.550%	3/1/19	5,000	6,038
	Canadian National Railway Co.	2.850%	12/15/21	7,380	7,588
	Canadian Pacific Railway Co.	7.250%	5/15/19	1,075	1,360
4	Continental Airlines 1997-4 Class A Pass Through
	Trust	6.900%	7/2/19	2,190	2,387
4	Continental Airlines 1998-1 Class A Pass Through
	Trust	6.648%	3/15/19	604	648
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,543	1,771
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,696	1,899
3,4	Continental Airlines 2006-1 Class G Pass Through
	Trust	0.660%	6/2/15	4,307	4,282
4	Continental Airlines 2009-2 Class A Pass Through
	Trust	7.250%	5/10/21	4,383	5,090
4	Continental Airlines 2012-2 Class B Pass Through
	Trust	5.500%	4/29/22	1,550	1,622
	CSX Corp.	7.900%	5/1/17	5,000	6,211
	CSX Corp.	7.375%	2/1/19	3,375	4,302

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	4.250%	6/1/21	15,000	16,554
4	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	2,090	2,320
^,4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,335	2,638
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	5,369	6,295
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	8,850	10,067
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	5/7/20	6,270	6,803
6	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,641
6	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,273
6	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,426
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,110
^,3,4	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.683%	6/15/15	1,268	1,260
^,3,4	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.728%	9/15/15	2,540	2,485
^,3,4	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.760%	5/15/18	2,465	2,225
	Ryder System Inc.	7.200%	9/1/15	11,000	12,562
	Ryder System Inc.	3.600%	3/1/16	9,755	10,214
	Ryder System Inc.	2.500%	3/1/17	2,000	2,051
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,158	4,886
	Union Pacific Corp.	4.000%	2/1/21	5,000	5,546
	Union Pacific Corp.	2.950%	1/15/23	3,000	3,054
	United Parcel Service Inc.	5.500%	1/15/18	5,100	6,090
	United Parcel Service Inc.	3.125%	1/15/21	32,200	34,111
	United Parcel Service Inc.	2.450%	10/1/22	35,700	35,175
					7,822,259
Utilities (6.8%)
	Electric (5.3%)
	Ameren Illinois Co.	6.125%	11/15/17	1,650	1,983
	Ameren Illinois Co.	2.700%	9/1/22	17,449	17,255
	American Electric Power Co. Inc.	1.650%	12/15/17	9,770	9,756
	Appalachian Power Co.	5.000%	6/1/17	640	729
	Appalachian Power Co.	4.600%	3/30/21	5,000	5,666
	Arizona Public Service Co.	8.750%	3/1/19	10,850	14,655
	Baltimore Gas & Electric Co.	3.500%	11/15/21	8,925	9,492
	Carolina Power & Light Co.	5.300%	1/15/19	15,157	18,031
	Carolina Power & Light Co.	3.000%	9/15/21	17,181	17,920
	Carolina Power & Light Co.	2.800%	5/15/22	2,700	2,741
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	7,375	7,169
	CenterPoint Energy Inc.	5.950%	2/1/17	3,115	3,592
	CenterPoint Energy Inc.	6.500%	5/1/18	2,000	2,422
	Cleco Power LLC	6.650%	6/15/18	2,000	2,465
	CMS Energy Corp.	6.550%	7/17/17	750	883
	CMS Energy Corp.	5.050%	2/15/18	1,230	1,385
	CMS Energy Corp.	8.750%	6/15/19	10,000	13,050
	CMS Energy Corp.	6.250%	2/1/20	7,635	9,000
	CMS Energy Corp.	5.050%	3/15/22	7,825	8,725
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,821
	Commonwealth Edison Co.	1.950%	9/1/16	2,500	2,585
	Commonwealth Edison Co.	6.150%	9/15/17	1,570	1,891
	Commonwealth Edison Co.	5.800%	3/15/18	11,110	13,354
	Commonwealth Edison Co.	4.000%	8/1/20	24,271	26,948
	Commonwealth Edison Co.	3.400%	9/1/21	3,872	4,129
	Connecticut Light & Power Co.	5.650%	5/1/18	3,100	3,718
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	14,008
	Connecticut Light & Power Co.	2.500%	1/15/23	17,100	16,887
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	11,275	14,252
	Consumers Energy Co.	5.650%	9/15/18	1,000	1,210
	Consumers Energy Co.	6.125%	3/15/19	9,075	11,241
	Consumers Energy Co.	6.700%	9/15/19	17,790	22,892
	Consumers Energy Co.	2.850%	5/15/22	12,000	12,252
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,370
	DTE Electric Co.	3.450%	10/1/20	6,100	6,579
	DTE Electric Co.	3.900%	6/1/21	11,290	12,459
	DTE Electric Co.	2.650%	6/15/22	4,448	4,465
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,947

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	5.100%	4/15/18	6,300	7,425
	Duke Energy Carolinas LLC	4.300%	6/15/20	10,860	12,305
	Duke Energy Carolinas LLC	3.900%	6/15/21	14,025	15,494
	Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	15,624
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	6,004
6	Enel Finance International NV	5.125%	10/7/19	3,500	3,760
	Entergy Arkansas Inc.	3.750%	2/15/21	3,770	4,059
	Entergy Corp.	4.700%	1/15/17	3,500	3,807
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,260	1,491
	Entergy Louisiana LLC	4.800%	5/1/21	10,510	11,895
	Entergy Louisiana LLC	3.300%	12/1/22	5,000	4,986
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,798
	Exelon Generation Co. LLC	4.000%	10/1/20	3,000	3,120
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,364
	Florida Power Corp.	5.800%	9/15/17	6,737	7,986
	Florida Power Corp.	5.650%	6/15/18	15,655	18,828
	Florida Power Corp.	4.550%	4/1/20	1,000	1,144
	Florida Power Corp.	3.100%	8/15/21	8,210	8,546
4,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,190	5,229
	Georgia Power Co.	5.700%	6/1/17	1,185	1,406
	Georgia Power Co.	5.400%	6/1/18	8,000	9,527
	Georgia Power Co.	4.250%	12/1/19	1,100	1,253
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,293
6	ITC Holdings Corp.	6.050%	1/31/18	7,500	8,755
6	Kansas Gas & Electric Co.	6.700%	6/15/19	3,000	3,805
	Kentucky Utilities Co.	3.250%	11/1/20	7,109	7,599
	LG&E & KU Energy LLC	3.750%	11/15/20	7,286	7,645
	LG&E & KU Energy LLC	4.375%	10/1/21	15,035	16,322
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,393
	MidAmerican Energy Co.	5.300%	3/15/18	11,457	13,616
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	8,380	10,043
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	3,890	4,066
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,948
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	9,440	11,226
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	14,721
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,750	2,842
	Nevada Power Co.	6.500%	5/15/18	2,175	2,698
	Nevada Power Co.	6.500%	8/1/18	6,337	7,902
	Nevada Power Co.	7.125%	3/15/19	5,000	6,364
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,536
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	13,700	15,030
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	3,049
6	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,969
	Northern States Power Co.	2.150%	8/15/22	3,000	2,916
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,585
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,511
	NSTAR LLC	4.500%	11/15/19	7,000	7,956
	Ohio Power Co.	6.000%	6/1/16	4,000	4,585
	Pacific Gas & Electric Co.	5.625%	11/30/17	7,000	8,362
	Pacific Gas & Electric Co.	3.500%	10/1/20	29,000	31,254
	Pacific Gas & Electric Co.	4.250%	5/15/21	7,650	8,625
	Pacific Gas & Electric Co.	3.250%	9/15/21	5,000	5,260
	PacifiCorp	5.500%	1/15/19	11,244	13,607
	PacifiCorp	3.850%	6/15/21	15,994	17,763
	PacifiCorp	2.950%	2/1/22	2,975	3,069
	Peco Energy Co.	5.350%	3/1/18	5,133	6,103
	Peco Energy Co.	2.375%	9/15/22	1,585	1,564
	Pennsylvania Electric Co.	6.050%	9/1/17	1,415	1,659
	Portland General Electric Co.	6.100%	4/15/19	3,000	3,647
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,346
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	16,563
6	PPL WEM Holdings plc	3.900%	5/1/16	2,875	3,055
6	PPL WEM Holdings plc	5.375%	5/1/21	3,000	3,380
	Progress Energy Inc.	3.150%	4/1/22	5,000	5,003

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	5.800%	8/1/18	10,200	12,526
Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,985
Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,362
Public Service Co. of Colorado	2.250%	9/15/22	2,500	2,442
Public Service Co. of New Mexico	7.950%	5/15/18	6,923	8,373
Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,570
Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,728
Puget Energy Inc.	6.500%	12/15/20	10,000	11,141
SCANA Corp.	6.250%	4/1/20	2,500	2,917
SCANA Corp.	4.750%	5/15/21	5,555	6,003
SCANA Corp.	4.125%	2/1/22	17,430	18,028
Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,897
Southern California Edison Co.	5.500%	8/15/18	5,415	6,624
Southern California Edison Co.	3.875%	6/1/21	11,325	12,639
Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,382
Southwestern Electric Power Co.	6.450%	1/15/19	2,118	2,576
Southwestern Electric Power Co.	3.550%	2/15/22	8,005	8,272
6 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,337
Tampa Electric Co.	6.100%	5/15/18	6,500	8,008
Tampa Electric Co.	5.400%	5/15/21	9,000	10,938
Tampa Electric Co.	2.600%	9/15/22	8,000	7,944
TECO Finance Inc.	5.150%	3/15/20	11,890	13,752
UIL Holdings Corp.	4.625%	10/1/20	7,000	7,393
Union Electric Co.	6.400%	6/15/17	3,000	3,631
Virginia Electric & Power Co.	5.950%	9/15/17	5,000	6,047
Virginia Electric & Power Co.	5.400%	4/30/18	6,137	7,351
Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,645
Western Massachusetts Electric Co.	3.500%	9/15/21	5,000	5,312
4 Wisconsin Energy Corp.	6.250%	5/15/67	7,915	8,608
Wisconsin Power & Light Co.	5.000%	7/15/19	4,500	5,280
Xcel Energy Inc.	5.613%	4/1/17	2,079	2,413
Xcel Energy Inc.	4.700%	5/15/20	3,250	3,746
Natural Gas (1.5%)
AGL Capital Corp.	5.250%	8/15/19	3,000	3,559
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,771
British Transco Finance Inc.	6.625%	6/1/18	7,500	9,208
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,353
DCP Midstream Operating LP	2.500%	12/1/17	2,580	2,583
DCP Midstream Operating LP	4.950%	4/1/22	5,000	5,308
El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,000	3,460
El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	10,000	10,750
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	10,000	11,950
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	8,200	9,103
Enbridge Energy Partners LP	6.500%	4/15/18	1,750	2,111
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,829
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,260
Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,022
Energy Transfer Partners LP	6.700%	7/1/18	1,000	1,205
Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,987
Energy Transfer Partners LP	9.000%	4/15/19	2,334	3,072
Energy Transfer Partners LP	4.650%	6/1/21	17,850	19,236
Energy Transfer Partners LP	5.200%	2/1/22	11,000	12,267
Kinder Morgan Energy Partners LP	5.950%	2/15/18	1,230	1,461
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	7,212
Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,636	15,686
Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,000	4,600
Kinder Morgan Energy Partners LP	4.150%	3/1/22	8,420	8,887
Kinder Morgan Energy Partners LP	3.450%	2/15/23	3,000	2,997
Magellan Midstream Partners LP	6.550%	7/15/19	5,300	6,513
6 Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,240
Nisource Finance Corp.	6.400%	3/15/18	1,463	1,755
Nisource Finance Corp.	6.800%	1/15/19	1,500	1,826
Nisource Finance Corp.	4.450%	12/1/21	5,000	5,448

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ONEOK Partners LP	6.150%	10/1/16	2,515	2,929
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,663
	Sempra Energy	6.500%	6/1/16	9,100	10,633
	Sempra Energy	6.150%	6/15/18	10,009	12,247
	Sempra Energy	9.800%	2/15/19	4,340	6,093
	Sempra Energy	2.875%	10/1/22	7,000	6,908
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	7,000	6,905
	TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	16,193
	TransCanada PipeLines Ltd.	3.800%	10/1/20	21,732	24,099
	TransCanada PipeLines Ltd.	2.500%	8/1/22	10,000	9,774
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,279
	Williams Partners LP	5.250%	3/15/20	7,000	7,966
					1,325,831
Total Corporate Bonds (Cost $13,643,965)					14,597,742
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
6	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,170
6	Abu Dhabi National Energy Co.	3.625%	1/12/23	1,000	993
6	Aruba	4.625%	9/14/23	1,000	1,037
	Asian Development Bank	1.125%	3/15/17	4,000	4,031
	Asian Development Bank	1.875%	10/23/18	3,000	3,108
6	Banco del Estado de Chile	4.125%	10/7/20	2,500	2,700
	Banco do Brasil SA	3.875%	1/23/17	1,115	1,173
	Banco do Brasil SA	3.875%	10/10/22	1,000	996
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	1,000	1,025
6	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	6,500	6,726
6	Bank Nederlandse Gemeenten	1.375%	9/27/17	1,500	1,498
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	981
6	Bermuda	5.603%	7/20/20	2,300	2,664
	Canada	0.875%	2/14/17	5,000	5,025
	Cayman Islands	5.950%	11/24/19	500	585
6	CEZ AS	4.250%	4/3/22	1,000	1,056
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,645
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	2,500	2,617
	Corp. Andina de Fomento	3.750%	1/15/16	11,500	12,137
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,529
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,628
	Ecopetrol SA	7.625%	7/23/19	5,000	6,376
4,6	ENA Norte Trust	4.950%	4/25/28	1,982	2,040
	European Investment Bank	2.250%	3/15/16	8,000	8,370
	European Investment Bank	2.125%	7/15/16	10,000	10,469
	European Investment Bank	2.875%	9/15/20	20,000	21,415
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,269
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,157
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,275
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,144
	Federative Republic of Brazil	6.000%	1/17/17	6,000	7,035
	Federative Republic of Brazil	5.875%	1/15/19	15,000	18,262
	Federative Republic of Brazil	4.875%	1/22/21	14,500	16,970
	Federative Republic of Brazil	2.625%	1/5/23	2,000	1,945
6	Industrial Bank of Korea	7.125%	4/23/14	1,700	1,837
	Inter-American Development Bank	1.375%	10/18/16	3,000	3,060
	International Finance Corp.	1.000%	4/24/17	6,700	6,714
6	IPIC GMTN Ltd.	5.500%	3/1/22	800	926
8	Japan Bank for International Cooperation	2.500%	5/18/16	8,000	8,472
8	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,151
9	KFW	0.625%	4/24/15	25,000	25,120
9	KFW	1.250%	2/15/17	20,000	20,268
9	KFW	2.625%	1/25/22	5,000	5,192
9	KFW	2.000%	10/4/22	2,000	1,969
6	Kommunalbanken AS	1.000%	9/26/17	1,500	1,489
	Korea Development Bank	8.000%	1/23/14	5,000	5,332
	Korea Development Bank	3.875%	5/4/17	5,000	5,419

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,060
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,227
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,360
6	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,854
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,209
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,970
	North American Development Bank	2.400%	10/26/22	1,300	1,276
	Pemex Project Funding Master Trust	5.750%	3/1/18	15,500	17,901
6	Pertamina Persero PT	6.000%	5/3/42	1,000	1,087
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	9,500	9,974
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	3,000	3,101
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	20,830	23,412
	Petrobras International Finance Co. - Pifco	5.750%	1/20/20	3,000	3,358
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	24,775	27,251
	Petroleos Mexicanos	6.000%	3/5/20	2,000	2,362
	Petroleos Mexicanos	5.500%	1/21/21	6,500	7,493
	Petroleos Mexicanos	4.875%	1/24/22	16,000	17,938
6	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,969
4,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	238	261
6	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,345
	Province of British Columbia	1.200%	4/25/17	3,000	2,999
	Province of British Columbia	2.650%	9/22/21	1,500	1,551
	Province of Manitoba	1.750%	5/30/19	2,000	2,019
	Province of New Brunswick	2.750%	6/15/18	2,500	2,680
	Province of Ontario	3.000%	7/16/18	15,000	16,254
	Province of Ontario	4.000%	10/7/19	4,500	5,126
	PTT Public Co. Ltd.	3.375%	10/25/22	2,000	1,974
[6,10]	Qatari Diar Finance QSC	3.500%	7/21/15	500	523
6	Qtel International Finance Ltd.	4.750%	2/16/21	1,500	1,677
6	Qtel International Finance Ltd.	3.250%	2/21/23	700	694
	Quebec	2.750%	8/25/21	8,000	8,232
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,906
	Republic of Chile	3.250%	9/14/21	4,700	5,030
	Republic of Columbia	7.375%	1/27/17	6,000	7,350
	Republic of Columbia	7.375%	3/18/19	3,000	3,847
	Republic of Columbia	4.375%	7/12/21	11,200	12,572
4	Republic of Columbia	2.625%	3/15/23	1,500	1,449
6	Republic of Iceland	4.875%	6/16/16	1,000	1,069
6	Republic of Indonesia	5.875%	3/13/20	1,450	1,736
	Republic of Italy	3.125%	1/26/15	4,000	4,111
	Republic of Italy	4.750%	1/25/16	1,000	1,059
	Republic of Italy	5.250%	9/20/16	6,000	6,457
	Republic of Italy	5.375%	6/12/17	12,000	13,094
	Republic of Korea	4.250%	6/1/13	5,000	5,055
	Republic of Korea	7.125%	4/16/19	3,000	3,869
6	Republic of Latvia	2.750%	1/12/20	1,000	973
6	Republic of Namibia	5.500%	11/3/21	500	558
	Republic of Panama	7.250%	3/15/15	2,250	2,520
	Republic of Panama	5.200%	1/30/20	5,000	5,877
	Republic of Peru	7.125%	3/30/19	2,000	2,555
	Republic of Poland	3.875%	7/16/15	3,000	3,207
	Republic of Poland	6.375%	7/15/19	2,000	2,478
	Republic of Poland	5.125%	4/21/21	7,000	8,155
	Republic of Poland	3.000%	3/17/23	650	628
6	Republic of Serbia	7.250%	9/28/21	1,000	1,165
6	Republic of Slovenia	5.500%	10/26/22	1,000	1,043
	Republic of South Africa	6.875%	5/27/19	2,000	2,465
	Republic of South Africa	5.500%	3/9/20	8,000	9,240
	Republic of South Africa	4.665%	1/17/24	4,000	4,342
	Republic of Turkey	3.250%	3/23/23	2,000	1,952
6	Republic of Zambia	5.375%	9/20/22	1,000	1,018
6	Russian Federation	4.500%	4/4/22	2,000	2,238
6	Russian Federation	5.625%	4/4/42	300	355
	State of Israel	5.125%	3/26/19	2,550	2,954

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State of Israel	3.150%	6/30/23	2,000	1,986
6	State of Qatar	5.250%	1/20/20	1,000	1,185
	Statoil ASA	2.450%	1/17/23	3,000	2,911
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,080
6	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,769
6	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	965
	United Mexican States	5.875%	2/17/14	1,000	1,052
	United Mexican States	6.625%	3/3/15	1,000	1,111
	United Mexican States	5.625%	1/15/17	25,300	29,414
	United Mexican States	5.950%	3/19/19	5,000	6,050
	United Mexican States	5.125%	1/15/20	17,000	20,148
	United Mexican States	3.625%	3/15/22	5,000	5,351
Total Sovereign Bonds (Cost $595,805)					626,486
Taxable Municipal Bonds (0.2%)
	California Educational Facilities Authority Revenue
	(Stanford University)	4.750%	5/1/19	1,850	2,155
	California GO	5.750%	3/1/17	10,000	11,658
	Illinois GO	5.365%	3/1/17	4,500	5,016
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	2,000	2,009
	Johns Hopkins University Maryland GO	5.250%	7/1/19	713	861
	Louisiana Local Government Environmental Facilities &
	Community Development Authority 2010-EGSL	3.220%	2/1/21	12,000	13,006
	Louisiana Local Government Environmental Facilities &
	Community Development Authority 2010-ELL	3.450%	2/1/22	5,475	6,017
3	Mississippi GO (Nissan North America, Inc. Project)	0.910%	11/1/17	5,520	5,520
Total Taxable Municipal Bonds (Cost $42,225)					46,242
Tax-Exempt Municipal Bonds (0.0%)
†	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project) (Cost
	$1,774)	7.500%	8/1/16	1,825	1,989

					Market
					Value
		Coupon		Shares	($000)
Convertible Preferred Stocks (0.0%)
*	Lehman Brothers Holdings Inc. Pfd.			8,740	—
Preferred Stocks (0.0%)
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		76,950	2,074
Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
11	Vanguard Market Liquidity Fund (Cost $242,462)	0.143%		242,461,587	242,462
Total Investments (98.9%) (Cost $18,161,641)					19,252,997
Other Assets and Liabilities—Net (1.1%)					212,978
Net Assets (100%)					19,465,975

^ Insured by MBIA (Municipal Bond Investors Assurance).
* Non-income-producing security.
† Security made only partial interest payments during the year.
1 Securities with a value of $12,438,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $21,000 have been segregated as collateral for open swap contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $1,512,512,000, representing 7.8% of net assets.
7 Non-income-producing security--security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the State of Qatar.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

59

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.5%)
U.S. Government Securities (1.9%)
1	United States Treasury Note/Bond	4.500%	2/15/36	130,000	164,613
1	United States Treasury Note/Bond	3.500%	2/15/39	21,850	23,683
	United States Treasury Note/Bond	3.000%	5/15/42	20,000	19,453
	United States Treasury Strip Principal	0.000%	2/15/36	100,000	48,375
					256,124
Agency Bonds and Notes (0.6%)
2	Tennessee Valley Authority	5.250%	9/15/39	42,000	53,401
2	Tennessee Valley Authority	3.500%	12/15/42	33,000	31,538

					84,939
Total U.S. Government and Agency Obligations (Cost $338,604)					341,063
Corporate Bonds (75.4%)
Finance (22.6%)
	Banking (12.9%)
3	American Express Co.	4.050%	12/3/42	44,691	43,103
	Bank of America Corp.	5.875%	2/7/42	19,635	23,834
	Bank of America NA	6.000%	10/15/36	52,750	63,496
	Bank One Corp.	7.750%	7/15/25	25,000	32,978
	Bank One Corp.	7.625%	10/15/26	25,950	35,122
	Bank One Corp.	8.000%	4/29/27	30,869	42,516
	Citigroup Inc.	6.875%	6/1/25	10,000	12,682
	Citigroup Inc.	6.625%	1/15/28	25,000	29,787
	Citigroup Inc.	6.625%	6/15/32	60,905	70,504
	Citigroup Inc.	5.875%	2/22/33	7,190	7,751
	Citigroup Inc.	6.000%	10/31/33	44,655	47,903
	Citigroup Inc.	5.850%	12/11/34	11,992	13,932
	Citigroup Inc.	6.125%	8/25/36	37,085	41,059
	Citigroup Inc.	5.875%	5/29/37	11,150	13,124
	Citigroup Inc.	6.875%	3/5/38	20,000	26,257
	Citigroup Inc.	8.125%	7/15/39	4,330	6,361
	Citigroup Inc.	5.875%	1/30/42	11,085	13,272
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	9,375	9,380
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	65,625
	Goldman Sachs Group Inc.	6.450%	5/1/36	58,000	62,684
	Goldman Sachs Group Inc.	6.750%	10/1/37	73,355	82,623
	Goldman Sachs Group Inc.	6.250%	2/1/41	37,000	44,814
	HSBC Bank USA NA	5.875%	11/1/34	50,700	59,433
	HSBC Bank USA NA	5.625%	8/15/35	32,775	37,003
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,684
	HSBC Holdings plc	6.500%	5/2/36	10,000	12,427
	HSBC Holdings plc	6.500%	9/15/37	23,600	29,430
	HSBC Holdings plc	6.800%	6/1/38	93,749	121,689
	JPMorgan Chase & Co.	6.000%	1/15/18	9,900	11,765
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	121,540
	JPMorgan Chase & Co.	5.500%	10/15/40	19,500	22,943
	JPMorgan Chase & Co.	5.400%	1/6/42	12,135	14,195
	Lloyds TSB Bank plc	6.375%	1/21/21	10,000	12,308
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,050	53,150
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	27,555	36,652
	Morgan Stanley	5.500%	7/28/21	16,325	18,405
	Morgan Stanley	4.875%	11/1/22	12,215	12,492
	Morgan Stanley	6.250%	8/9/26	12,850	14,905
	Morgan Stanley	7.250%	4/1/32	25,350	32,468
	Morgan Stanley	6.375%	7/24/42	42,575	50,575
3	Nordea Bank AB	4.875%	5/13/21	6,511	6,950
3	Standard Chartered plc	3.950%	1/11/23	11,540	11,407
3	Standard Chartered plc	5.300%	1/9/43	16,875	17,058
	Wachovia Bank NA	5.850%	2/1/37	34,350	41,447
	Wachovia Bank NA	6.600%	1/15/38	61,225	80,922
	Wachovia Corp.	6.605%	10/1/25	30,000	37,655

60

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Corp.	5.500%	8/1/35	19,830	22,191
	Wells Fargo Bank NA	5.950%	8/26/36	42,195	51,435
	Brokerage (0.3%)
3	FMR LLC	4.950%	2/1/33	2,800	2,814
3	FMR LLC	6.450%	11/15/39	25,300	30,631
3	FMR LLC	6.500%	12/14/40	2,215	2,707
	Finance Companies (2.9%)
	General Electric Capital Corp.	5.300%	2/11/21	14,960	16,992
	General Electric Capital Corp.	6.750%	3/15/32	127,220	161,151
	General Electric Capital Corp.	5.875%	1/14/38	115,955	135,816
	General Electric Capital Corp.	6.875%	1/10/39	57,420	75,488
	General Electric Capital Corp.	6.250%	12/15/49	10,000	10,867
	Insurance (6.4%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	14,575
	Aetna Inc.	4.125%	11/15/42	15,010	14,277
	Allstate Corp.	5.550%	5/9/35	17,075	20,355
	American International Group Inc.	4.875%	6/1/22	15,180	16,977
	AXA Financial Inc.	7.000%	4/1/28	24,910	29,823
	Berkshire Hathaway Inc.	4.500%	2/11/43	39,775	39,379
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,925	13,262
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,683
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	37,782
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	30,423
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	20,428
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	29,717
3	Massachusetts Mutual Life Insurance Co.	5.375%	12/1/41	3,225	3,643
	MetLife Inc.	6.500%	12/15/32	8,990	11,597
	MetLife Inc.	4.125%	8/13/42	12,500	11,972
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	48,243
	Munich Re America Corp.	7.450%	12/15/26	8,500	11,186
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	33,097
3	New York Life Insurance Co.	5.875%	5/15/33	50,275	60,828
3	Pacific Life Insurance Co.	9.250%	6/15/39	24,945	36,219
	Principal Financial Group Inc.	4.625%	9/15/42	2,695	2,731
	Principal Financial Group Inc.	4.350%	5/15/43	3,415	3,341
	Prudential Financial Inc.	5.750%	7/15/33	13,000	14,741
	Prudential Financial Inc.	5.400%	6/13/35	5,000	5,357
	Prudential Financial Inc.	6.200%	11/15/40	10,520	12,472
3	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	12,025
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	22,752	30,421
	Travelers Cos. Inc.	6.750%	6/20/36	5,000	6,922
	UnitedHealth Group Inc.	5.800%	3/15/36	50,236	59,466
	UnitedHealth Group Inc.	6.500%	6/15/37	4,500	5,759
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	16,505
	UnitedHealth Group Inc.	6.875%	2/15/38	31,922	42,643
	UnitedHealth Group Inc.	5.700%	10/15/40	3,592	4,219
	UnitedHealth Group Inc.	5.950%	2/15/41	9,835	12,055
	UnitedHealth Group Inc.	4.625%	11/15/41	36,745	38,261
	UnitedHealth Group Inc.	4.375%	3/15/42	11,166	11,283
	WellPoint Inc.	5.850%	1/15/36	16,700	19,298
	WellPoint Inc.	6.375%	6/15/37	27,516	33,694
	WellPoint Inc.	5.800%	8/15/40	5,000	5,835
	WellPoint Inc.	4.625%	5/15/42	19,000	18,799
	WellPoint Inc.	4.650%	1/15/43	8,080	8,063
	XL Group plc	6.375%	11/15/24	8,500	10,396
	Real Estate Investment Trusts (0.1%)
	Simon Property Group LP	6.750%	2/1/40	11,900	15,829

					3,059,983
Industrial (39.7%)
	Basic Industry (0.4%)
	Dow Chemical Co.	7.375%	11/1/29	8,450	11,235

61

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA plc	4.125%	8/21/42	15,000	14,683
Teck Resources Ltd.	6.250%	7/15/41	5,000	5,652
Teck Resources Ltd.	5.200%	3/1/42	25,020	24,903
Capital Goods (3.3%)
3M Co.	6.375%	2/15/28	25,740	34,572
3M Co.	5.700%	3/15/37	15,000	19,697
Boeing Co.	6.125%	2/15/33	27,040	34,551
Boeing Co.	7.875%	4/15/43	8,000	12,002
Caterpillar Inc.	3.803%	8/15/42	42,536	41,225
Deere & Co.	7.125%	3/3/31	15,000	20,821
Deere & Co.	3.900%	6/9/42	20,860	20,603
General Electric Co.	4.125%	10/9/42	9,925	9,797
3 Lockheed Martin Corp.	4.070%	12/15/42	5,244	4,915
Raytheon Co.	4.700%	12/15/41	18,960	20,599
3 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	30,835	39,587
United Technologies Corp.	7.500%	9/15/29	14,300	20,525
United Technologies Corp.	6.125%	7/15/38	36,175	47,123
United Technologies Corp.	5.700%	4/15/40	18,150	22,774
United Technologies Corp.	4.500%	6/1/42	91,130	97,290
Communication (9.4%)
Alltel Corp.	6.800%	5/1/29	2,697	3,627
Alltel Corp.	7.875%	7/1/32	24,162	37,144
America Movil SAB de CV	6.125%	3/30/40	25,720	31,987
America Movil SAB de CV	4.375%	7/16/42	38,010	37,868
AT&T Inc.	6.500%	9/1/37	33,882	42,075
AT&T Inc.	6.300%	1/15/38	31,400	38,095
AT&T Inc.	6.550%	2/15/39	15,000	18,874
AT&T Inc.	5.350%	9/1/40	103,161	113,122
AT&T Inc.	5.550%	8/15/41	14,925	16,726
3 AT&T Inc.	4.300%	12/15/42	32,716	31,276
3 AT&T Inc.	4.350%	6/15/45	84,348	79,980
CBS Corp.	7.875%	9/1/23	4,325	5,656
CBS Corp.	7.875%	7/30/30	37,000	49,769
Comcast Corp.	5.650%	6/15/35	39,414	44,492
Comcast Corp.	6.950%	8/15/37	2,030	2,644
Comcast Corp.	4.650%	7/15/42	6,320	6,339
Comcast Corp.	4.500%	1/15/43	5,750	5,646
3 COX Communications Inc.	6.450%	12/1/36	10,000	12,146
3 COX Communications Inc.	8.375%	3/1/39	21,310	31,553
Deutsche Telekom International Finance BV	8.750%	6/15/30	17,530	25,539
3 Deutsche Telekom International Finance BV	4.875%	3/6/42	4,050	4,190
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	25,000	24,046
France Telecom SA	8.500%	3/1/31	44,675	65,254
GTE Corp.	6.940%	4/15/28	20,000	25,994
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,456
NBCUniversal Media LLC	4.450%	1/15/43	19,400	18,651
News America Inc.	6.400%	12/15/35	28,000	34,081
News America Inc.	6.900%	8/15/39	5,000	6,483
News America Inc.	6.150%	2/15/41	10,400	12,659
News America Inc.	7.900%	12/1/95	10,000	12,214
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,184
Time Warner Cable Inc.	6.550%	5/1/37	35,000	41,404
Time Warner Cable Inc.	6.750%	6/15/39	3,110	3,797
Time Warner Cable Inc.	5.875%	11/15/40	11,745	12,955
Time Warner Cable Inc.	4.500%	9/15/42	7,970	7,379
Verizon Communications Inc.	5.850%	9/15/35	35,000	41,988
Verizon Communications Inc.	6.250%	4/1/37	20,000	25,152
Verizon Communications Inc.	6.400%	2/15/38	53,849	68,725
Verizon Communications Inc.	6.900%	4/15/38	28,708	38,436
Verizon Communications Inc.	7.350%	4/1/39	15,950	22,270
Verizon Communications Inc.	6.000%	4/1/41	26,550	32,668
Verizon Communications Inc.	3.850%	11/1/42	20,055	18,261
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	42,522

62

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,311
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,306
Vodafone Group plc	6.150%	2/27/37	15,705	20,002
Consumer Cyclical (6.8%)
CVS Caremark Corp.	6.250%	6/1/27	27,335	35,480
CVS Caremark Corp.	6.125%	9/15/39	6,000	7,524
CVS Caremark Corp.	5.750%	5/15/41	2,000	2,423
Daimler Finance North America LLC	8.500%	1/18/31	24,494	37,798
Historic TW Inc.	6.625%	5/15/29	24,775	30,831
Home Depot Inc.	5.875%	12/16/36	44,775	57,431
Home Depot Inc.	5.950%	4/1/41	14,000	18,354
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	32,992
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	11,140
McDonald's Corp.	6.300%	10/15/37	30,935	41,549
McDonald's Corp.	6.300%	3/1/38	36,635	49,459
McDonald's Corp.	5.700%	2/1/39	14,500	18,320
Target Corp.	6.650%	8/1/28	15,000	19,287
Target Corp.	7.000%	7/15/31	20,000	26,947
Target Corp.	6.500%	10/15/37	15,850	21,295
Target Corp.	7.000%	1/15/38	36,480	51,663
Time Warner Inc.	7.625%	4/15/31	10,000	13,533
Time Warner Inc.	6.500%	11/15/36	10,000	12,070
Time Warner Inc.	4.900%	6/15/42	8,760	8,937
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	73,192
Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,656
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	53,308
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	109,869
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	12,500
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	22,533
Wal-Mart Stores Inc.	5.000%	10/25/40	14,855	17,134
Wal-Mart Stores Inc.	5.625%	4/15/41	69,850	87,671
Walt Disney Co.	3.700%	12/1/42	10,000	9,562
Walt Disney Co.	7.550%	7/15/93	25,900	31,970
Consumer Noncyclical (12.4%)
3 AbbVie Inc.	4.400%	11/6/42	10,885	11,009
Altria Group Inc.	9.950%	11/10/38	19,000	31,175
Altria Group Inc.	4.250%	8/9/42	15,980	15,103
Amgen Inc.	6.375%	6/1/37	25,000	31,193
Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,634
Anheuser-Busch Cos. LLC	6.800%	8/20/32	6,900	9,164
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	14,051
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	42,455	67,437
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	15,605
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	25,140	23,844
Archer-Daniels-Midland Co.	4.535%	3/26/42	33,274	34,054
3 Archer-Daniels-Midland Co.	4.016%	4/16/43	3,059	2,829
AstraZeneca plc	6.450%	9/15/37	70,480	92,301
AstraZeneca plc	4.000%	9/18/42	17,705	17,191
Baxter International Inc.	3.650%	8/15/42	7,390	6,858
Becton Dickinson and Co.	7.000%	8/1/27	8,300	11,058
Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,625
Bestfoods	6.625%	4/15/28	30,000	41,261
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	13,831
Brown-Forman Corp.	3.750%	1/15/43	8,825	8,529
3 Cargill Inc.	6.125%	4/19/34	1,880	2,245
3 Cargill Inc.	6.125%	9/15/36	27,045	32,631
3 Cargill Inc.	6.625%	9/15/37	5,000	6,516
3 Cargill Inc.	4.100%	11/1/42	17,300	16,330
4 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,000	3,915
Dignity Health California GO	4.500%	11/1/42	20,865	19,747
Eli Lilly & Co.	5.500%	3/15/27	23,525	29,165
Gilead Sciences Inc.	5.650%	12/1/41	19,960	24,344
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	25,901

63

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	51,205	68,922
Johnson & Johnson	6.950%	9/1/29	22,457	31,433
Kaiser Foundation Hospitals	4.875%	4/1/42	31,328	33,859
Kellogg Co.	7.450%	4/1/31	21,620	29,338
Kimberly-Clark Corp.	6.625%	8/1/37	5,300	7,427
Kimberly-Clark Corp.	5.300%	3/1/41	12,000	14,753
Kraft Foods Group Inc.	6.875%	1/26/39	21,750	28,759
Medtronic Inc.	6.500%	3/15/39	21,200	28,840
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	26,775	29,927
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,285	10,764
Merck & Co. Inc.	6.500%	12/1/33	30,320	41,962
Merck & Co. Inc.	5.750%	11/15/36	11,000	14,152
Merck & Co. Inc.	6.550%	9/15/37	42,200	58,199
Merck & Co. Inc.	5.850%	6/30/39	20,000	25,954
Merck & Co. Inc.	3.600%	9/15/42	5,496	5,179
Molson Coors Brewing Co.	5.000%	5/1/42	14,795	15,712
Mondelez International Inc.	6.500%	2/9/40	10,106	13,093
North Shore Long Island Jewish Health Care Inc.	4.800%	11/1/42	11,015	11,170
Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	23,773
PepsiCo Inc.	5.500%	1/15/40	28,350	34,727
PepsiCo Inc.	4.875%	11/1/40	14,375	16,284
PepsiCo Inc.	4.000%	3/5/42	23,672	23,585
PepsiCo Inc.	3.600%	8/13/42	18,900	17,686
Pfizer Inc.	7.200%	3/15/39	46,000	68,128
Pharmacia Corp.	6.750%	12/15/27	28,000	37,186
Philip Morris International Inc.	6.375%	5/16/38	31,340	41,004
Philip Morris International Inc.	4.500%	3/20/42	15,000	15,671
Philip Morris International Inc.	3.875%	8/21/42	7,475	7,113
Procter & Gamble Co.	6.450%	1/15/26	27,000	36,538
Procter & Gamble Co.	5.500%	2/1/34	15,000	18,637
Procter & Gamble Co.	5.800%	8/15/34	2,670	3,450
Procter & Gamble Co.	5.550%	3/5/37	17,000	21,694
3 Roche Holdings Inc.	7.000%	3/1/39	47,905	69,913
3 SABMiller Holdings Inc.	4.950%	1/15/42	25,000	27,626
3 Tesco plc	6.150%	11/15/37	24,520	30,476
Wyeth LLC	5.950%	4/1/37	72,150	92,864
Energy (4.0%)
Apache Corp.	5.250%	2/1/42	5,275	5,838
Apache Corp.	4.750%	4/15/43	68,960	71,078
3 BG Energy Capital plc	5.125%	10/15/41	20,800	23,757
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	34,804
ConocoPhillips	7.000%	3/30/29	13,150	17,142
ConocoPhillips	5.900%	10/15/32	20,300	25,326
ConocoPhillips	6.500%	2/1/39	68,735	93,983
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,642
Devon Energy Corp.	5.600%	7/15/41	10,940	12,178
Devon Energy Corp.	4.750%	5/15/42	22,570	22,564
Encana Corp.	6.500%	8/15/34	15,463	18,589
Encana Corp.	5.150%	11/15/41	9,845	10,097
Halliburton Co.	4.500%	11/15/41	10,000	10,758
Hess Corp.	5.600%	2/15/41	5,700	6,016
Marathon Oil Corp.	6.600%	10/1/37	9,300	11,623
Shell International Finance BV	6.375%	12/15/38	75,000	102,617
Texaco Capital Inc.	8.625%	11/15/31	13,000	20,167
Tosco Corp.	7.800%	1/1/27	15,000	21,672
Tosco Corp.	8.125%	2/15/30	20,000	29,382
Other Industrial (0.3%)
3 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	26,060	28,328
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,000	8,114
Technology (2.3%)
Cisco Systems Inc.	5.900%	2/15/39	39,000	49,425
Hewlett-Packard Co.	6.000%	9/15/41	8,620	8,490
HP Enterprise Services LLC	7.450%	10/15/29	6,368	7,288

64

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	4.800%	10/1/41	24,080	25,230
International Business Machines Corp.	7.000%	10/30/25	50,400	71,323
International Business Machines Corp.	4.000%	6/20/42	19,100	19,461
Oracle Corp.	6.500%	4/15/38	43,833	59,232
Oracle Corp.	6.125%	7/8/39	19,559	25,604
Oracle Corp.	5.375%	7/15/40	39,580	47,763
Transportation (0.8%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	32,215
Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,200	5,208
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,455	5,123
Burlington Northern Santa Fe LLC	4.400%	3/15/42	10,000	10,014
Burlington Northern Santa Fe LLC	4.375%	9/1/42	10,875	10,863
CSX Corp.	4.400%	3/1/43	26,085	25,609
3 ERAC USA Finance LLC	7.000%	10/15/37	14,621	18,469
3 ERAC USA Finance LLC	5.625%	3/15/42	7,225	7,959
				5,377,223
Utilities (13.1%)
Electric (11.5%)
Alabama Power Co.	5.700%	2/15/33	12,800	15,557
Alabama Power Co.	6.000%	3/1/39	5,475	6,985
Alabama Power Co.	5.500%	3/15/41	13,015	15,861
Alabama Power Co.	5.200%	6/1/41	15,000	17,577
Appalachian Power Co.	6.700%	8/15/37	50,000	64,370
Carolina Power & Light Co.	5.700%	4/1/35	7,500	8,917
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	14,730
Commonwealth Edison Co.	3.800%	10/1/42	22,805	21,820
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	19,601
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	10,605
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,491
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	23,288
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	18,101
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,652
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	9,638
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,665	11,046
Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,618
Dominion Resources Inc.	4.050%	9/15/42	8,625	8,278
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	65,972
Duke Energy Carolinas LLC	5.300%	2/15/40	4,600	5,445
Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	18,512
Duke Energy Carolinas LLC	4.000%	9/30/42	27,890	27,595
Duke Energy Indiana Inc.	6.120%	10/15/35	4,895	5,640
Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,203
Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	14,167
Florida Power & Light Co.	5.625%	4/1/34	16,275	20,022
Florida Power & Light Co.	5.400%	9/1/35	13,380	16,144
Florida Power & Light Co.	5.950%	2/1/38	3,180	4,153
Florida Power & Light Co.	5.690%	3/1/40	7,350	9,305
Florida Power & Light Co.	5.250%	2/1/41	15,830	18,870
Florida Power & Light Co.	3.800%	12/15/42	29,975	29,390
Florida Power Corp.	6.750%	2/1/28	22,375	26,992
Georgia Power Co.	5.950%	2/1/39	27,960	35,080
Georgia Power Co.	5.400%	6/1/40	10,100	11,873
Georgia Power Co.	4.750%	9/1/40	9,555	10,308
4 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	30,496	34,051
MidAmerican Energy Holdings Co.	6.125%	4/1/36	18,100	22,570
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	59,540	88,401
Northern States Power Co.	6.200%	7/1/37	40,000	53,167
Northern States Power Co.	3.400%	8/15/42	9,945	9,043
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	15,506
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	12,500	12,678
Pacific Gas & Electric Co.	6.050%	3/1/34	45,330	57,637
Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	10,826
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,555

65

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	46,337
	Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	23,642
	Pacific Gas & Electric Co.	3.750%	8/15/42	11,820	11,113
	PacifiCorp	6.100%	8/1/36	15,000	19,332
	PacifiCorp	6.250%	10/15/37	7,815	10,406
	PacifiCorp	6.350%	7/15/38	20,000	26,830
	PacifiCorp	6.000%	1/15/39	34,100	44,380
	PacifiCorp	4.100%	2/1/42	18,070	18,281
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	13,243
	PSEG Power LLC	8.625%	4/15/31	29,547	42,192
	Public Service Co. of Colorado	3.600%	9/15/42	16,755	15,760
	Public Service Electric & Gas Co.	3.650%	9/1/42	16,690	16,128
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	13,712
	Puget Sound Energy Inc.	6.274%	3/15/37	4,700	6,159
	Puget Sound Energy Inc.	5.795%	3/15/40	18,500	23,384
	Puget Sound Energy Inc.	5.764%	7/15/40	4,520	5,699
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	45,159
	South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	10,918
	South Carolina Electric & Gas Co.	4.350%	2/1/42	23,937	25,024
	Southern California Edison Co.	6.000%	1/15/34	20,095	25,721
	Southern California Edison Co.	5.625%	2/1/36	5,000	6,153
	Southern California Edison Co.	5.950%	2/1/38	10,000	12,873
	Southern California Edison Co.	4.500%	9/1/40	12,000	12,952
	Southern California Edison Co.	3.900%	12/1/41	5,425	5,368
	Southern California Edison Co.	4.050%	3/15/42	7,625	7,715
	Tampa Electric Co.	6.150%	5/15/37	35,000	45,891
	Virginia Electric & Power Co.	6.000%	5/15/37	60,105	77,761
	Virginia Electric & Power Co.	6.350%	11/30/37	11,170	14,994
	Xcel Energy Inc.	6.500%	7/1/36	5,000	6,532
	Natural Gas (1.6%)
	Energy Transfer Partners LP	5.150%	2/1/43	20,855	20,661
	Enterprise Products Operating LLC	6.125%	10/15/39	5,000	5,889
	Enterprise Products Operating LLC	4.450%	2/15/43	11,635	11,113
	KeySpan Corp.	5.875%	4/1/33	12,000	13,685
	KeySpan Corp.	5.803%	4/1/35	10,000	11,386
	Nisource Finance Corp.	5.250%	2/15/43	7,500	7,897
	Sempra Energy	6.000%	10/15/39	20,000	24,772
	Southern California Gas Co.	3.750%	9/15/42	14,870	14,477
	Texas Eastern Transmission LP	7.000%	7/15/32	17,000	22,840
	TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	74,307
					1,767,926
Total Corporate Bonds (Cost $8,722,761)					10,205,132
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
3	CDP Financial Inc.	5.600%	11/25/39	15,000	18,081
3	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	11,972
3	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	21,540	26,859
3	Electricite de France SA	6.950%	1/26/39	18,040	23,726
	Petrobras International Finance Co. - Pifco	6.750%	1/27/41	25,550	29,836
	Quebec	7.500%	9/15/29	10,000	14,939
	Statoil ASA	5.100%	8/17/40	12,550	14,584
3	Temasek Financial I Ltd.	3.375%	7/23/42	28,355	25,491
	United Mexican States	4.750%	3/8/44	36,276	37,800
Total Sovereign Bonds (Cost $190,422)					203,288
Taxable Municipal Bonds (18.2%)
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	59,240	67,940
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.499%	2/15/50	725	962
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	17,420	22,098

66

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	50,115	67,584
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	31,600	42,568
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	13,775	19,483
California GO	7.500%	4/1/34	32,655	45,934
California GO	7.550%	4/1/39	56,175	81,124
California GO	7.300%	10/1/39	109,045	152,092
California GO	7.625%	3/1/40	34,960	50,955
California GO	7.600%	11/1/40	73,985	109,964
California Public Works Board Lease Revenue	8.361%	10/1/34	5,535	7,356
Chicago IL GO	5.432%	1/1/42	26,920	26,962
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	20,095
City of San Francisco CA Public Utilities Commission
Water Revenue	6.000%	11/1/40	400	484
5 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	25,000	26,915
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,336
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,572
Duke University North Carolina Revenue	5.850%	4/1/37	38,850	51,073
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	15,825	18,975
Houston TX GO	6.290%	3/1/32	25,000	31,382
Illinois GO	5.877%	3/1/19	19,220	21,880
Illinois GO	4.950%	6/1/23	1,375	1,437
Illinois GO	5.100%	6/1/33	194,445	191,009
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	18,740	23,578
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	170	207
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	4,175	5,058
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	11,850	14,827
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	34,080	47,259
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	4,155	5,907
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	22,395
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,090	10,650
Los Angeles CA Unified School District GO	6.758%	7/1/34	64,235	85,643
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,398
Massachusetts GO	5.456%	12/1/39	995	1,218
Memorial Sloan-Kettering Cancer Center New York GO	3.774%	11/15/43	18,095	17,152
Missouri State Health & Educational Facilities Authority	3.685%	2/15/47	25,000	23,604
6 New Jersey Economic Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	64,422
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	57,834	83,977
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	66,915	94,024
New York City NY Municipal Water Finance Authority	6.282%	6/15/42	7,225	8,371
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,227
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	13,210	17,283
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,231
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	36,280	47,322
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	3,975	4,828
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,455	94,682
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,453
New York State Dormitory Authority	5.600%	3/15/40	2,000	2,421

67

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,459
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	23,595
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	27,541	36,777
	Ohio State University General Receipts Revenue	4.910%	6/1/40	13,700	15,597
	Ohio State University General Receipts Revenue	4.800%	6/1/11	38,675	41,675
7	Oregon School Boards Association GO	4.759%	6/30/28	10,000	11,456
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	7,795	10,010
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	25,040
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,934
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,550	16,540
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,380	44,983
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,025	34,235
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	60,993	70,521
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	18,525	21,537
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,650	14,726
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,094
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	13,325	18,370
	State of California	6.509%	4/1/39	28,365	32,371
	State of Connecticut	5.770%	3/15/25	20,365	25,449
	State of New York	5.590%	3/1/35	10,000	12,118
	Texas GO	5.517%	4/1/39	4,805	6,090
	Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,923
	Texas Transportation Commission Revenue	4.631%	4/1/33	6,655	7,481
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	22,225	28,325
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,695	11,140
	University of California Revenue	5.770%	5/15/43	5,155	6,167
	University of California Revenue	4.858%	5/15/12	42,625	43,967
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	12,800	15,707
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	9,915	11,287
	Washington GO	5.481%	8/1/39	8,890	10,879
5	Wisconsin GO	5.700%	5/1/26	23,025	27,672
Total Taxable Municipal Bonds (Cost $2,151,887)					2,466,442
Temporary Cash Investments (1.5%)
Repurchase Agreements (1.5%)
	Bank of America Securities, LLC(Dated 1/31/13,
	Repurchase Value $2,800,000, collateralized by
	Federal National Mortgage Assn. 2.491%, 5/1/42)	0.160%	2/1/13	2,800	2,800
	Bank of Montreal(Dated 1/31/13, Repurchase Value
	$100,000,000, collateralized by U.S. Treasury
	Note/Bond 0.750%-1.250%, 9/15/13-4/15/14)	0.160%	2/1/13	100,000	100,000
	Citigroup Global Markets Inc.(Dated 1/31/13,
	Repurchase Value $100,000,000, collateralized by
	U.S. Treasury Note/Bond 1.250%-2.750%, 4/30/15-
	8/15/42)	0.130%	2/1/13	100,000	100,000
					202,800
Total Temporary Cash Investments (Cost $202,800)					202,800
Total Investments (99.1%) (Cost $11,606,474)					13,418,725
Other Assets and Liabilities—Net (0.9%)					121,417
Net Assets (100%)					13,540,142

68

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2013

1 Securities with a value of $16,026,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $1,061,305,000, representing 7.8% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
GO—General Obligation Bond.

69

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.3%)
U.S. Government Securities (1.3%)
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	58,163
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	95,334
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	82,371
Total U.S. Government and Agency Obligations (Cost $229,591)					235,868
Corporate Bonds (93.1%)
Finance (15.2%)
	Banking (4.2%)
	Ally Financial Inc.	8.300%	2/12/15	57,950	64,614
	Ally Financial Inc.	8.000%	3/15/20	85,950	105,504
	Ally Financial Inc.	7.500%	9/15/20	58,250	70,337
1	Barclays Bank plc	6.050%	12/4/17	143,492	160,559
	Barclays Bank plc	5.140%	10/14/20	39,235	40,893
1	LBG Capital No.1 plc	7.875%	11/1/20	81,952	89,328
1	Lloyds TSB Bank plc	6.500%	9/14/20	28,730	31,940
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	117,038
	UBS AG	7.625%	8/17/22	80,150	87,174
	Finance Companies (8.3%)
	Air Lease Corp.	5.625%	4/1/17	125,330	132,223
	Air Lease Corp.	4.750%	3/1/20	43,975	43,535
	CIT Group Inc.	4.250%	8/15/17	48,445	50,141
	CIT Group Inc.	5.250%	3/15/18	66,035	70,657
1	CIT Group Inc.	6.625%	4/1/18	120,655	135,134
1	CIT Group Inc.	5.500%	2/15/19	66,210	70,845
	CIT Group Inc.	5.375%	5/15/20	103,225	110,451
	CIT Group Inc.	5.000%	8/15/22	143,280	150,802
	International Lease Finance Corp.	8.625%	9/15/15	41,880	47,638
	International Lease Finance Corp.	5.750%	5/15/16	19,146	20,582
1	International Lease Finance Corp.	6.750%	9/1/16	42,895	48,364
	International Lease Finance Corp.	8.750%	3/15/17	38,820	45,711
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	64,596
	International Lease Finance Corp.	5.875%	4/1/19	46,220	49,686
	International Lease Finance Corp.	6.250%	5/15/19	70,781	77,859
	International Lease Finance Corp.	8.250%	12/15/20	51,121	62,623
	International Lease Finance Corp.	8.625%	1/15/22	29,100	36,811
1	Provident Funding Associates LP / PFG Finance Corp.	10.250%	4/15/17	48,700	54,544
	SLM Corp.	6.250%	1/25/16	80,090	88,151
	SLM Corp.	6.000%	1/25/17	19,540	21,596
	SLM Corp.	8.450%	6/15/18	44,100	52,310
	SLM Corp.	8.000%	3/25/20	58,325	67,642
	SLM Corp.	7.250%	1/25/22	19,145	21,445
	Insurance (2.7%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	109,916
1	ING US Inc.	5.500%	7/15/22	141,560	154,248
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	66,914
1,2	MetLife Capital Trust IV	7.875%	12/15/67	46,910	58,169
1,2	MetLife Capital Trust X	9.250%	4/8/68	33,000	45,540
	Provident Cos. Inc.	7.000%	7/15/18	27,310	32,172
	Unum Group	6.750%	12/15/28	16,145	18,666
	Unum Group	7.375%	6/15/32	6,295	6,969
					2,783,327
Industrial (71.7%)
	Basic Industry (8.4%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	18,245	16,512
	Arch Coal Inc.	8.750%	8/1/16	9,715	10,006
3,4	Arch Coal Inc. Bank Loan	5.750%	5/16/18	67,854	69,587
1	Ashland Inc.	4.750%	8/15/22	22,431	22,992
1	Axiall Corp.	4.875%	5/15/23	7,245	7,290
	Cascades Inc.	7.750%	12/15/17	32,145	34,315
	Cascades Inc.	7.875%	1/15/20	9,330	10,030

70

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	12,335
	Celanese US Holdings LLC	5.875%	6/15/21	12,740	14,332
	CF Industries Inc.	6.875%	5/1/18	21,795	26,590
	CF Industries Inc.	7.125%	5/1/20	27,670	34,657
	Chemtura Corp.	7.875%	9/1/18	10,895	11,794
	Cloud Peak Energy Resources LLC / Cloud Peak
	Energy Finance Corp.	8.250%	12/15/17	18,500	19,795
	Cloud Peak Energy Resources LLC / Cloud Peak
	Energy Finance Corp.	8.500%	12/15/19	14,395	15,726
	CONSOL Energy Inc.	8.000%	4/1/17	34,455	37,125
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	42,646
1	Eagle Spinco Inc.	4.625%	2/15/21	12,900	12,997
1	Eldorado Gold Corp.	6.125%	12/15/20	31,600	33,213
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	52,001
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,963
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	78,750	81,490
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	51,675	53,484
1	Hexion US Finance Corp.	6.625%	4/15/20	16,435	16,250
	Hexion US Finance Corp.	6.625%	4/15/20	45,175	44,667
	Hexion US Finance Corp. / Hexion Nova Scotia
	Finance ULC	8.875%	2/1/18	60,450	61,357
1	INEOS Finance plc	8.375%	2/15/19	56,035	61,218
1	INEOS Finance plc	7.500%	5/1/20	53,610	57,765
3,4	INEOS Holdings Ltd. Bank Loan	6.500%	4/27/18	42,608	43,540
	LyondellBasell Industries NV	5.000%	4/15/19	111,840	123,304
	LyondellBasell Industries NV	6.000%	11/15/21	23,926	28,233
	Neenah Paper Inc.	7.375%	11/15/14	11,456	11,456
	Novelis Inc.	8.375%	12/15/17	40,790	44,971
	Novelis Inc.	8.750%	12/15/20	38,965	43,933
	Peabody Energy Corp.	7.375%	11/1/16	69,675	79,778
	Peabody Energy Corp.	6.000%	11/15/18	40,380	42,399
	Peabody Energy Corp.	6.500%	9/15/20	5,705	6,033
	Peabody Energy Corp.	6.250%	11/15/21	64,090	67,294
	Peabody Energy Corp.	7.875%	11/1/26	47,685	51,500
	PH Glatfelter Co.	5.375%	10/15/20	6,790	7,112
1	Vedanta Resources plc	8.750%	1/15/14	9,725	10,187
1	Vedanta Resources plc	9.500%	7/18/18	32,840	38,677
	Weyerhaeuser Co.	7.375%	10/1/19	37,950	46,610
	Weyerhaeuser Co.	7.375%	3/15/32	26,800	32,654
	Capital Goods (8.2%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	42,300	46,525
1	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	27,191
1	Ardagh Packaging Finance plc / Ardagh MP Holdings
	USA Inc.	7.375%	10/15/17	3,290	3,611
1	Ardagh Packaging Finance plc / Ardagh MP Holdings
	USA Inc.	7.000%	11/15/20	11,070	11,153
1	Ardagh Packaging Finance plc / Ardagh MP Holdings
	USA Inc.	4.875%	11/15/22	5,035	5,022
1	Ashtead Capital Inc.	6.500%	7/15/22	12,305	13,351
	B/E Aerospace Inc.	6.875%	10/1/20	37,830	41,802
	B/E Aerospace Inc.	5.250%	4/1/22	104,885	110,654
	Ball Corp.	7.125%	9/1/16	3,380	3,595
	Ball Corp.	7.375%	9/1/19	4,890	5,416
	Ball Corp.	5.000%	3/15/22	28,800	30,528
1	Building Materials Corp. of America	6.875%	8/15/18	14,580	15,746
1	Building Materials Corp. of America	6.750%	5/1/21	50,565	55,811
	Case New Holland Inc.	7.750%	9/1/13	23,465	24,228
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,741
1	Cemex Finance LLC	9.500%	12/14/16	113,570	121,531
	Clean Harbors Inc.	5.250%	8/1/20	19,250	20,213
1	Clean Harbors Inc.	5.125%	6/1/21	11,845	12,378
1	CNH Capital LLC	3.875%	11/1/15	14,620	15,095
	CNH Capital LLC	6.250%	11/1/16	43,785	48,382

71

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Crown Americas LLC / Crown Americas Capital Corp.
III	6.250%	2/1/21	38,900	42,401
1 Crown Americas LLC / Crown Americas Capital Corp.
IV	4.500%	1/15/23	24,265	23,901
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	120,098
1 Fibria Overseas Finance Ltd.	6.750%	3/3/21	10,200	11,157
Huntington Ingalls Industries Inc.	6.875%	3/15/18	30,665	33,732
Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	48,040
Masco Corp.	6.125%	10/3/16	17,785	19,912
Masco Corp.	5.850%	3/15/17	9,404	10,371
Masco Corp.	6.625%	4/15/18	3,895	4,358
Masco Corp.	7.125%	3/15/20	59,416	69,665
Masco Corp.	5.950%	3/15/22	24,000	26,700
Masco Corp.	7.750%	8/1/29	14,546	16,116
Masco Corp.	6.500%	8/15/32	5,880	5,970
Owens Corning	9.000%	6/15/19	39,840	49,900
Owens Corning	7.000%	12/1/36	5,380	6,130
Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	7.125%	4/15/19	63,750	68,213
Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	7.875%	8/15/19	9,590	10,549
Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	20,000	21,450
United Rentals North America Inc.	5.750%	7/15/18	15,155	16,292
United Rentals North America Inc.	7.375%	5/15/20	37,145	40,860
United Rentals North America Inc.	7.625%	4/15/22	30,495	33,926
United Rentals North America Inc.	6.125%	6/15/23	12,545	13,392
Vulcan Materials Co.	6.400%	11/30/17	18,020	19,912
Vulcan Materials Co.	7.000%	6/15/18	56,250	63,773
Vulcan Materials Co.	7.500%	6/15/21	2,485	2,876
Vulcan Materials Co.	7.150%	11/30/37	3,660	3,660
Communication (17.4%)
Belo Corp.	8.000%	11/15/16	9,750	10,579
CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	33,505	36,353
CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	38,955	41,584
CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	33,619
CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	43,862	49,125
CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	58,995	63,125
CCO Holdings LLC / CCO Holdings Capital Corp.	6.625%	1/31/22	48,700	53,083
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	52,845	52,317
Cricket Communications Inc.	7.750%	5/15/16	24,260	25,594
CSC Holdings LLC	7.875%	2/15/18	27,180	31,801
CSC Holdings LLC	7.625%	7/15/18	79,045	92,285
CSC Holdings LLC	8.625%	2/15/19	10,520	12,729
CSC Holdings LLC	6.750%	11/15/21	26,895	30,257
DISH DBS Corp.	4.625%	7/15/17	9,730	10,168
DISH DBS Corp.	7.875%	9/1/19	11,685	13,818
DISH DBS Corp.	6.750%	6/1/21	133,715	149,594
DISH DBS Corp.	5.875%	7/15/22	65,390	69,313
1 DISH DBS Corp.	5.000%	3/15/23	74,435	73,691
1 eAccess Ltd.	8.250%	4/1/18	63,190	70,615
GCI Inc.	6.750%	6/1/21	53,126	52,063
Hughes Satellite Systems Corp.	6.500%	6/15/19	88,991	98,446
Hughes Satellite Systems Corp.	7.625%	6/15/21	20,920	24,163
1 IAC/InterActiveCorp	4.750%	12/15/22	22,085	21,919
1 Inmarsat Finance plc	7.375%	12/1/17	20,655	22,359
Intelsat Jackson Holdings SA	7.250%	4/1/19	60,330	64,704
Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,727
1 Intelsat Jackson Holdings SA	7.250%	10/15/20	47,882	51,234
Intelsat Jackson Holdings SA	7.250%	10/15/20	117,065	125,260
Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	47,741
Lamar Media Corp.	7.875%	4/15/18	11,890	13,049
Lamar Media Corp.	5.875%	2/1/22	17,195	18,872

72

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Lamar Media Corp.	5.000%	5/1/23	36,840	37,853
Liberty Interactive LLC	8.500%	7/15/29	14,595	16,273
Liberty Interactive LLC	8.250%	2/1/30	47,175	52,128
MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	60,131
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	80,727
National CineMedia LLC	6.000%	4/15/22	32,455	34,646
Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	48,300	53,613
NII Capital Corp.	7.625%	4/1/21	72,940	57,531
Quebecor Media Inc.	7.750%	3/15/16	28,818	29,322
Quebecor Media Inc.	7.750%	3/15/16	26,840	27,310
1 Quebecor Media Inc.	5.750%	1/15/23	84,210	88,825
Qwest Corp.	6.875%	9/15/33	24,815	25,063
1 SBA Communications Corp.	5.625%	10/1/19	37,650	39,721
SBA Telecommunications Inc.	8.250%	8/15/19	15,173	16,956
1 SBA Telecommunications Inc.	5.750%	7/15/20	15,106	16,031
1 Sinclair Television Group Inc.	9.250%	11/1/17	31,400	34,383
1 Sirius XM Radio Inc.	5.250%	8/15/22	47,216	48,042
1 Sprint Nextel Corp.	9.000%	11/15/18	102,545	126,643
1 Sprint Nextel Corp.	7.000%	3/1/20	155,830	180,763
1 Starz LLC / Starz Finance Corp.	5.000%	9/15/19	34,285	35,571
1 Unitymedia Hessen GmbH & Co. KG / Unitymedia
NRW GmbH	5.500%	1/15/23	46,780	48,768
1 UPCB Finance III Ltd.	6.625%	7/1/20	83,121	88,934
1 UPCB Finance V Ltd.	7.250%	11/15/21	40,995	45,914
1 UPCB Finance VI Ltd.	6.875%	1/15/22	52,036	56,864
Videotron Ltd.	9.125%	4/15/18	25,380	26,903
Videotron Ltd.	5.000%	7/15/22	37,527	39,216
Virgin Media Finance plc	5.250%	2/15/22	31,720	33,485
1 Wind Acquisition Finance SA	11.750%	7/15/17	90,775	97,810
Windstream Corp.	7.875%	11/1/17	42,820	48,922
Windstream Corp.	8.125%	9/1/18	22,355	24,255
Windstream Corp.	7.000%	3/15/19	9,720	9,890
Windstream Corp.	7.750%	10/15/20	38,950	42,455
Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	20,870	23,270
Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	51,295	59,759
Consumer Cyclical (10.9%)
AMC Entertainment Inc.	8.750%	6/1/19	61,485	68,095
AutoNation Inc.	5.500%	2/1/20	15,796	17,099
Caesars Entertainment Operating Co. Inc.	8.500%	2/15/20	126,000	126,630
1 Carlson Wagonlit BV	6.875%	6/15/19	68,021	72,442
Choice Hotels International Inc.	5.700%	8/28/20	7,621	8,335
Choice Hotels International Inc.	5.750%	7/1/22	8,020	8,922
1 Cinemark USA Inc.	5.125%	12/15/22	6,030	6,105
1 Continental Rubber Of America Corp.	4.500%	9/15/19	98,885	100,863
Delphi Corp.	5.875%	5/15/19	34,727	37,288
Delphi Corp.	6.125%	5/15/21	25,270	27,923
Dollar General Corp.	4.125%	7/15/17	11,485	12,117
1 Dufry Finance SCA	5.500%	10/15/20	12,485	12,985
1 Felcor Lodging LP	5.625%	3/1/23	42,805	43,340
1 General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	102,217
General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	50,693
Hanesbrands Inc.	8.000%	12/15/16	11,418	12,360
Hanesbrands Inc.	6.375%	12/15/20	34,780	37,649
Host Hotels & Resorts LP	6.750%	6/1/16	5,356	5,490
Host Hotels & Resorts LP	5.875%	6/15/19	31,470	34,302
Host Hotels & Resorts LP	6.000%	11/1/20	47,725	52,259
Host Hotels & Resorts LP	4.750%	3/1/23	22,635	23,767
Limited Brands, Inc.	8.500%	6/15/19	4,860	5,990
Limited Brands, Inc.	7.000%	5/1/20	22,210	25,653
Limited Brands, Inc.	6.625%	4/1/21	42,435	48,058
Limited Brands, Inc.	5.625%	2/15/22	19,235	20,581
1 NAI Entertainment Holdings LLC	8.250%	12/15/17	3,851	4,217
Neiman Marcus Group Inc.	7.125%	6/1/28	43,790	43,133

73

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PVH Corp.	7.375%	5/15/20	22,985	25,973
	PVH Corp.	4.500%	12/15/22	24,235	24,053
1	QVC Inc.	7.500%	10/1/19	66,400	74,534
1	QVC Inc.	5.125%	7/2/22	3,595	3,766
1	Realogy Group LLC	7.625%	1/15/20	53,680	61,464
	Regal Cinemas Corp.	8.625%	7/15/19	62,520	69,241
	Regal Entertainment Group	5.750%	2/1/25	5,250	5,198
	Rite Aid Corp.	9.750%	6/12/16	23,335	24,968
	Rite Aid Corp.	8.000%	8/15/20	29,250	33,491
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	29,585
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	27,555	30,448
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	23,135	24,581
	Service Corp. International	6.750%	4/1/16	22,998	25,873
	Service Corp. International	7.000%	6/15/17	38,900	44,735
	Service Corp. International	7.625%	10/1/18	35,040	41,960
	Service Corp. International	4.500%	11/15/20	18,265	18,585
	Tenneco Inc.	7.750%	8/15/18	8,215	9,057
	Tenneco Inc.	6.875%	12/15/20	29,075	31,983
1	TRW Automotive Inc.	7.000%	3/15/14	57,555	60,864
1	TRW Automotive Inc.	7.250%	3/15/17	48,556	55,961
1	US Foods Inc.	8.500%	6/30/19	48,470	50,409
3,4	US Foods Inc. Bank Loan	5.750%	3/31/17	46,844	47,326
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	29,065	31,390
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,414
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	82,307
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	59,010	62,551
	Consumer Noncyclical (11.1%)
	ARAMARK Corp.	8.500%	2/1/15	98,490	98,859
1	ARAMARK Holdings Corp.	8.625%	5/1/16	23,505	24,063
3,4	Bausch & Lomb Inc. Bank Loan	5.250%	5/17/19	49,616	50,143
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	9,880	10,670
1	Biomet Inc.	6.500%	8/1/20	60,850	64,501
1	Biomet Inc.	6.500%	10/1/20	75,990	78,270
	CHS/Community Health Systems Inc.	5.125%	8/15/18	54,960	57,845
	Constellation Brands Inc.	7.250%	9/1/16	65,188	74,477
	Constellation Brands Inc.	7.250%	5/15/17	26,605	30,596
	Constellation Brands Inc.	6.000%	5/1/22	12,880	14,490
	Constellation Brands Inc.	4.625%	3/1/23	10,785	10,974
	DaVita HealthCare Partners Inc.	6.375%	11/1/18	35,482	37,877
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	36,385	39,478
3,4	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	48,954	49,107
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	41,422
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	16,448
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,595
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	47,730	51,668
1	Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	32,675
	HCA Holdings Inc.	6.250%	2/15/21	25,540	26,881
	HCA Inc.	6.375%	1/15/15	71,475	77,193
	HCA Inc.	6.500%	2/15/16	69,575	76,011
	HCA Inc.	9.875%	2/15/17	24,631	25,801
	HCA Inc.	8.500%	4/15/19	23,905	26,594
	HCA Inc.	6.500%	2/15/20	136,760	152,829
	HCA Inc.	5.875%	3/15/22	60,405	65,841
	HCA Inc.	4.750%	5/1/23	72,500	73,134
	HCA Inc.	7.690%	6/15/25	4,510	4,623
	Health Management Associates Inc.	7.375%	1/15/20	74,537	81,991
1	Hypermarcas SA	6.500%	4/20/21	71,815	77,959
1	IMS Health Inc.	12.500%	3/1/18	76,475	91,005
1	IMS Health Inc.	6.000%	11/1/20	14,255	15,075
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,944
1	Party City Holdings Inc.	8.875%	8/1/20	88,580	96,331
3,4	Quintiles Transnational Corp. Bank Loan	7.500%	2/28/17	20,915	21,150

74

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	STHI Holding Corp.	8.000%	3/15/18	18,890	20,685
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,921
	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,737
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	44,080
	Tenet Healthcare Corp.	8.875%	7/1/19	29,325	33,064
1	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	16,959
1	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	41,462
	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	123,262	132,507
	Energy (6.1%)
	Berry Petroleum Co.	6.375%	9/15/22	43,745	46,042
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	18,046
	Chesapeake Energy Corp.	6.625%	8/15/20	29,170	32,014
	Chesapeake Energy Corp.	6.125%	2/15/21	68,230	72,835
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,820
	Concho Resources Inc.	6.500%	1/15/22	29,062	31,678
	Concho Resources Inc.	5.500%	10/1/22	92,925	97,571
	Continental Resources Inc.	5.000%	9/15/22	92,870	98,907
	Denbury Resources Inc.	8.250%	2/15/20	19,004	21,189
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,534
	Denbury Resources Inc.	4.625%	7/15/23	29,500	28,910
	Encore Acquisition Co.	9.500%	5/1/16	37,295	39,857
	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	66,027	74,115
	EP Energy LLC / Everest Acquisition Finance Inc.	6.875%	5/1/19	14,785	15,968
	Harvest Operations Corp.	6.875%	10/1/17	50,600	56,166
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	17,642
	Hornbeck Offshore Services Inc.	5.875%	4/1/20	35,680	37,553
1	MEG Energy Corp.	6.375%	1/30/23	30,650	31,953
	Newfield Exploration Co.	7.125%	5/15/18	56,260	58,932
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,901
	Newfield Exploration Co.	5.750%	1/30/22	26,890	29,512
	Newfield Exploration Co.	5.625%	7/1/24	29,045	31,369
	Plains Exploration & Production Co.	6.500%	11/15/20	19,400	21,461
	Plains Exploration & Production Co.	6.625%	5/1/21	12,485	13,811
	Plains Exploration & Production Co.	6.750%	2/1/22	23,936	26,958
	Plains Exploration & Production Co.	6.875%	2/15/23	14,295	16,350
	Range Resources Corp.	6.750%	8/1/20	13,580	14,904
	Range Resources Corp.	5.750%	6/1/21	44,365	47,803
	Range Resources Corp.	5.000%	8/15/22	19,225	19,994
1	Seadrill Ltd.	5.625%	9/15/17	71,195	71,551
	Other Industrial (0.1%)
	Virgin Media Finance plc	8.375%	10/15/19	14,560	16,526

	Technology (8.3%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,671
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	14,211
1	Brocade Communications Systems Inc.	4.625%	1/15/23	23,360	23,302
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	43,410	48,294
3,4	CDW LLC / CDW Finance Corp. Bank Loan	4.000%	7/15/17	54,268	54,646
	Equinix Inc.	8.125%	3/1/18	35,120	38,632
	Equinix Inc.	7.000%	7/15/21	60,830	67,977
	Fidelity National Information Services Inc.	7.625%	7/15/17	21,625	23,301
	Fidelity National Information Services Inc.	7.875%	7/15/20	18,685	21,114
	Fidelity National Information Services Inc.	5.000%	3/15/22	69,590	74,983
1	First Data Corp.	7.375%	6/15/19	53,405	56,209
1	First Data Corp.	8.875%	8/15/20	22,379	24,785
1	First Data Corp.	6.750%	11/1/20	54,020	55,506
1	First Data Corp.	8.250%	1/15/21	62,840	64,411
3,4	First Data Corp. Bank Loan	4.205%	9/24/14	48,433	47,994
	Freescale Semiconductor Inc.	8.875%	12/15/14	5,566	5,622
1	Freescale Semiconductor Inc.	10.125%	3/15/18	50,621	56,189
1	Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	32,034
3,4	Freescale Semiconductor Inc. Bank Loan	4.460%	12/1/16	57,927	57,975
3,4	Freescale Semiconductor Inc. Bank Loan	6.000%	2/28/19	35,695	35,792

75

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Infor US Inc.	11.500%	7/15/18	34,061	40,192
	Infor US Inc.	9.375%	4/1/19	34,141	38,665
3,4	Infor US Inc. Bank Loan	5.250%	4/5/18	21,557	21,843
	Iron Mountain Inc.	7.750%	10/1/19	34,055	38,056
	Iron Mountain Inc.	8.000%	6/15/20	27,190	28,617
	Iron Mountain Inc.	8.375%	8/15/21	45,555	50,224
	Iron Mountain Inc.	5.750%	8/15/24	21,880	22,099
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	12,481
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	10,472
	Jabil Circuit Inc.	5.625%	12/15/20	8,580	9,417
	Jabil Circuit Inc.	4.700%	9/15/22	49,710	51,574
	Lender Processing Services Inc.	5.750%	4/15/23	32,446	34,230
1	NCR Corp.	4.625%	2/15/21	45,945	46,060
1	NCR Corp.	5.000%	7/15/22	16,915	17,169
1	Sensata Technologies BV	6.500%	5/15/19	71,139	76,830
	SunGard Data Systems Inc.	7.375%	11/15/18	53,200	56,591
1	SunGard Data Systems Inc.	6.625%	11/1/19	39,220	40,593
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	107,415
	Transportation (1.2%)
2	Continental Airlines 2007-1 Class B Pass Through
	Trust	6.903%	4/19/22	19,735	21,215
1	HDTFS Inc.	5.875%	10/15/20	6,205	6,639
	Hertz Corp.	6.750%	4/15/19	110,160	119,524
	Hertz Corp.	7.375%	1/15/21	60,490	67,295
					13,140,195
Utilities (6.2%)
	Electric (3.1%)
	AES Corp.	7.750%	10/15/15	44,790	50,165
	AES Corp.	8.000%	10/15/17	45,766	52,974
	AES Corp.	8.000%	6/1/20	19,980	22,977
1	Calpine Corp.	7.250%	10/15/17	109,007	116,092
1	Calpine Corp.	7.500%	2/15/21	57,367	62,100
1	Calpine Corp.	7.875%	1/15/23	13,500	14,985
	DPL Inc.	6.500%	10/15/16	14,550	15,241
	DPL Inc.	7.250%	10/15/21	102,505	110,449
	Homer City Generation LP	8.734%	10/1/26	48,612	52,987
1	IPALCO Enterprises Inc.	7.250%	4/1/16	11,985	13,363
	IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,235
2	Midwest Generation LLC	8.560%	1/2/16	3,954	3,974
	Puget Energy Inc.	5.625%	7/15/22	29,300	31,735
1	Texas Competitive Electric Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	9,690	7,704
	Natural Gas (3.1%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	28,042
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	48,660	53,039
	El Paso LLC	7.000%	6/15/17	21,395	24,524
	El Paso LLC	7.250%	6/1/18	66,150	76,817
	El Paso LLC	6.500%	9/15/20	41,765	46,620
	El Paso LLC	7.750%	1/15/32	26,290	30,825
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	87,652
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	74,191	74,933
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	50,593
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	16,463
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	8,533	9,258
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.250%	6/15/22	36,425	39,521
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	5.500%	2/15/23	13,200	14,025
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	4.500%	7/15/23	9,600	9,600

76

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2013
				1,131,893
Total Corporate Bonds (Cost $15,732,546)				17,055,415
			Shares
Preferred Stocks (1.6%)
Citigroup Capital XIII Pfd.			5,301,250	147,958
Hartford Financial Services Group Inc. Pfd.			3,307,200	96,306
GMAC Capital Trust I Pfd.			1,487,800	39,724
Total Preferred Stocks (Cost $256,397)				283,988
Other (0.0%)
* MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	770
Temporary Cash Investments (3.4%)

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements (3.4%)
Bank of America Securities, LLC(Dated 1/31/13,
Repurchase Value $230,301,000, collateralized by
Federal Home Loan Mortgage Corp. 2.269%,
12/1/42, Federal National Mortgage Assn. 2.500%-
3.500%, 3/1/27-12/1/42)	0.160%	2/1/13	230,300	230,300
Deutsche Bank Securities, Inc.(Dated 1/31/13,
Repurchase Value $127,601,000, collateralized by
Federal National Mortgage Assn. 3.500%-4.500%,
12/1/35-11/1/42)	0.170%	2/1/13	127,600	127,600
RBC Capital Markets LLC(Dated 1/31/13, Repurchase
Value $272,201,000, collateralized by Federal
National Mortgage Assn. 2.500%-4.500%, 8/1/26-
8/1/42)	0.150%	2/1/13	272,200	272,200
Total Temporary Cash Investments (Cost $630,100)				630,100
Total Investments (99.4%) (Cost $16,875,982)				18,206,141
Other Assets and Liabilities—Net (0.6%)				113,071
Net Assets (100%)				18,319,212

* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, the aggregate value of these securities was $5,298,571,000, representing 28.9% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2013, the aggregate value of these securities was $499,103,000, representing 2.7% of net assets.

77

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund: We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") as of January 31, 2013 and for the year then ended and have issued our unqualified report thereon dated March 15, 2013. Our audits included audits of the Funds' schedules of investments as of January 31, 2013. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2013

78

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 390 032013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2013: $316,000
Fiscal Year Ended January 31, 2012: $316,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2013: $4,809,780
Fiscal Year Ended January 31, 2012: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2013: $1,812,565
Fiscal Year Ended January 31, 2012: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2013: $490,518
Fiscal Year Ended January 31, 2012: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2013: $16,000
Fiscal Year Ended January 31, 2012: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2013: $506,518
Fiscal Year Ended January 31, 2012: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 20, 2013

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 20, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.